UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Income Funds

Semi-Annual Report December 31, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Core Bond Fund	FAIIX	NTIBX	—	NTIFX	FINIX
Nuveen Core Plus Bond Fund	FAFIX	FFAIX	FFISX	FPCFX	FFIIX
Nuveen Inflation Protected Securities Fund	FAIPX	FCIPX	FRIPX	FISFX	FYIPX
Nuveen Intermediate Government Bond Fund	FIGAX	FYGCX	FYGRX	—	FYGYX
Nuveen Short Term Bond Fund	FALTX	FBSCX	NSSRX	NSSFX	FLTIX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets spent most of the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty was a considerable source of volatility for stock and bond prices for much of 2015, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

As was widely expected, the long-awaited Fed rate hike materialized in mid-December. While the move was interpreted as a vote of confidence on the U.S. economy’s underlying strength, the Fed emphasized that future rate increases will be gradual and guided by its ongoing assessment of financial conditions. Headwinds including rising borrowing costs, softer commodity prices, low inflation, a strong U.S. dollar and a stagnant global economy could necessitate keeping monetary conditions accommodative for longer. Meanwhile, policy makers in Europe and Japan are deploying their available tools to try to bolster their economies’ fragile growth, while Chinese authorities have stepped up efforts to manage China’s slowdown.

Although the new year began with a more pessimistic tone to investor sentiment and elevated volatility in the markets, we caution investors from making long-term decisions based on short-term news. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 22, 2016

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Core Bond Fund

Nuveen Core Plus Bond Fund

Nuveen Inflation Protected Securities Fund

Nuveen Intermediate Government Bond Fund

Nuveen Short Term Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. In this report, the various portfolio management teams for the Funds discuss key investment strategies and the Funds’ performance for the six-month reporting period ended December 31, 2015. These management teams include:

Nuveen Core Bond Fund

Wan-Chong Kung, CFA, has managed the Fund since 2002 and Jeffrey J. Ebert since 2000. Chris J. Neuharth joined the Fund as a co-portfolio manager in 2012.

Nuveen Core Plus Bond Fund

Chris J. Neuharth has managed the Fund since 2006. Timothy A. Palmer, CFA, Wan-Chong Kung, CFA, and Jeffrey J. Ebert have been part of the management team for the Fund since 2003, 2001, and 2005, respectively.

Nuveen Inflation Protected Securities Fund

Wan-Chong Kung, CFA, has managed the Fund since its inception in 2004 and Chad W. Kemper joined the Fund as a co-portfolio manager in 2010.

Nuveen Intermediate Government Bond Fund

Wan-Chong Kung, CFA, has managed the Fund since 2002. Chris J. Neuharth and Jason J. O’Brien, CFA, have been on the Fund’s management team since 2009.

Nuveen Short Term Bond Fund

Chris J. Neuharth has been a co-portfolio manager of the Fund since 2004. Peter L. Agrimson, CFA, joined the Fund as a co-portfolio manager in 2011.

How did the Funds perform during the six-month reporting period ended December 31, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Funds for the six-month, one-year, five-year, ten-year and/or since inception periods ended December 31, 2015. Each Funds’ Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate Barclays Index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

What strategies were used to manage the Funds during the six-month reporting period and how did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics used previously, although implementation of those strategies depended on the individual characteristics of the portfolios, as well as market conditions. The Funds’ management teams use a highly collaborative, research-driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments. During the reporting period, the Funds were generally positioned for an environment of continued moderate economic growth. Nonetheless, during the reporting period we made smaller scaled shifts on an ongoing basis that were geared toward improving each Fund’s profile in response to changing conditions and valuations. These strategic moves are discussed in more detail within each Fund’s section of this report.

Nuveen Core Bond Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the Barclays U.S. Aggregate Bond Index and the Lipper Core Bond Classification Average for the six-month reporting period. The reporting period began with the U.S. economy showing resilience in the face of weaker growth experienced by the rest of the global economy. The key area of focus was China, which showed markedly slower manufacturing activity and uncertainty surrounding actual levels of consumption. Slower Chinese production and the ongoing weakness across emerging markets led to renewed volatility and weakness in commodity prices across the board. Oil prices were highly volatile throughout the period, declining rapidly following the end of June and selling off sharply again into year-end to a decade-low level of below $36-per-barrel level by December. The decline was driven by concerns over China’s slowdown, a global supply glut and the Organization of the Petroleum Exporting Counties (OPECs) decision to maintain current production levels. The fears over China and the uncertainty surrounding Federal Reserve (Fed) policy normalization also caused market volatility to spike, spurring a significant sell-off in global equity markets beginning in mid-August as China unexpectedly shifted currency policy. Despite broad speculation that it would increase rates in September for the first time in nearly a decade, the Fed decided to keep the federal funds rate near zero at that meeting. The nation’s relatively weak wage growth continued to be an area of keen interest for the Fed because it indicated that the U.S. economic recovery was far from robust. However, as the period progressed, the U.S. economy continued to expand at a moderate pace, while job growth improved with the unemployment rate falling to 5.0% in the last three months of the year. Finally, at the Fed’s December meeting, policymakers began the long-awaited process of policy normalization by raising the federal funds rate by 0.25%, marking the end of a historically long period of low rates designed to boost the U.S. economic recovery. As a result, the Treasury yield curve flattened during the reporting period as rates for Treasuries with maturities of less than five years moved higher in earnest, while rates for intermediate- and long-term Treasuries fell modestly.

During the reporting period, spreads widened across all sectors as investors favored higher quality sectors of the market such as Treasuries and mortgage-backed securities, which outpaced corporate bonds by a wide margin. In the investment grade corporate market, commodity price volatility and heavy new issue supply kept technicals weak in higher risk sectors, causing lower quality bonds to underperform significantly. Analysts at ratings agencies reduced price forecasts for energy and metals, causing negative outlook changes for several issuers and exacerbating selling pressure in an already weak market. Merger and acquisition (M&A) related financing also took a toll on the technical backdrop as the market tried to absorb nearly $70 billion in M&A related issuance. Market technicals remained weak into the reporting period as dealers tried to keep inventory levels low and oil prices hit new lows. Given strong fundamentals, financials outperformed the industrial sector, which was weighed down by growth concerns. These worries also caused BBB rated credit issuers to significantly underperform A rated issuers.

Among the securitized sectors of the bond market, mortgage-backed securities (MBS) issued by government agencies such as Fannie Mae (FNMA), Ginnie Mae (GNMA) and Freddie Mac (FHLMC) performed well during the reporting period, posting positive excess returns versus Treasuries. Range-bound levels of implied volatility in the agency MBS segment were supportive from a fundamental perspective, while strong bank and money manager demand provided a solid technical backdrop. Homeowner refinancing activity was relatively subdued and MBS prepayments stabilized at historically low levels. The Fed implied that it will continue to re-invest MBS paydowns from its holdings until policy normalization is well under way, which gave investors comfort that technicals would remain favorable through much of 2016. Valuations were steady and investors embraced the combination of lower volatility and superior liquidity found in the agency MBS sector. Returns in the commercial mortgage-backed securities (CMBS) sector were lackluster during the reporting period as the segment underperformed Treasuries. Longer duration, newer vintage bonds struggled due to higher levels of new issuance and ongoing concerns about the quality of loans going into new deals. The valuation differential

6	Nuveen Investments

between CMBS deals became increasingly pronounced amid greater loan scrutiny in new deals. Traditional consumer asset-backed securities (ABS) generated positive excess returns over Treasuries as consumer credit trends remained favorable, although year-end balance sheet pressures and outflows from short duration funds did create some technical pressure on the sector. ABS issuance was light given tepid investor demand for short, high quality paper as the Fed began the process of normalizing policy.

The Fund lagged its comparative indexes during the six-month reporting period as many of our high level investment themes were challenged. We had positioned the Fund for trend-like economic growth, strong corporate performance and a Fed interest rate hike in September. In light of this outlook, we had maintained the Fund’s underweight to Treasuries and approximately 15% overweight in the investment grade credit sector. This sector positioning was a performance detractor because Treasuries significantly outperformed all other fixed income asset classes, while investment grade credit underperformed as concerns about global growth, commodities markets and possible Fed rate hikes drove spreads wider. Within the investment grade credit sector, security selection was also a drag on results due to our overweight position in energy and metals/mining names. These segments of the market experienced relentless selling pressure due to volatile commodity prices and a large amount of new issues. Also, our bias toward lower quality, BBB rated bonds worked against the Fund due to the significantly lower returns for ratings categories further down the quality spectrum. The one positive offsetting factor in our investment grade credit exposure was a large overweight to financials, which benefited relative returns within the sector.

Results from our interest rate strategy were modestly beneficial during the course of the reporting period. We entered the reporting period with the Fund positioned for the likelihood that short-term interest rates would increase more than long-term rates and that the yield curve would flatten as the Fed continued to normalize policy. Therefore, we had reduced the Fund’s exposure to short- and intermediate-duration securities and modestly overweighted securities at the longer end of the yield curve. This contributed favorably to the Fund’s performance during the reporting period as the shape of the yield curve did indeed flatten. At the same time, we had positioned the Fund to benefit from higher rates with a duration (interest rate sensitivity) that averaged around 0.25 years shorter than the benchmark. This was a modest detractor relative to the index, but not enough to offset the strongly positive effect of yield curve positioning.

In securitized sectors, the Fund maintained an overweight position in CMBS, which was a minor drag on results since excess returns in this sector were slightly negative. Generally speaking, the Fund was neutrally weighted to agency MBS, therefore, these positions were non-factors in terms of performance during the reporting period.

Over the course of the reporting period, we made several changes to the Fund’s structure in response to our shifting views or movements in valuations. Our interest rate strategy was little changed as we maintained the Fund’s defensive duration posture and positioning to benefit from a flatter yield curve. We modestly adjusted the Fund’s sector weights in response to shifting technicals and changing valuations. Early in the reporting period, as spreads on investment grade corporates widened in response to issuance and global uncertainty, we selectively added names in both the new issue and secondary markets, generally focusing on credits outside of the metals/mining sector. However, after the investment grade corporate sector recovered somewhat in October, we reduced overall exposure, primarily by paring individual position sizes to help reduce the Fund’s idiosyncratic risk. Also, as part of our ongoing credit surveillance, we sold a few names in response to the deteriorating fundamentals caused by renewed weakness in commodity prices. We kept the Fund’s securitized exposure relatively stable. Most activity in the agency MBS sector was bottom up in nature and related to maintaining risk in line with the benchmark. We also raised the Fund’s liquidity profile in November in anticipation of a more difficult trading environment around year-end.

In addition, we continued to utilize various derivative instruments in the Fund during the reporting period. We used Treasury note and bond futures to manage the Fund’s duration and yield curve exposure. To decrease the duration of the Fund’s portfolio, we established short Treasury bond or Treasury note futures positions. These derivative positions detracted from performance during the reporting period. We also used interest rate swaps as part of our portfolio construction strategy to manage the Fund’s duration and overall portfolio yield curve exposure. The interest rate swap positions detracted from performance during the reporting period. These contracts were terminated prior to the end of the reporting period.

Nuveen Core Plus Bond Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the Barclays U.S. Aggregate Bond Index and the Lipper Core Plus Classification Average for the six-month reporting period. The reporting period began with the U.S. economy showing resilience

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

in the face of weaker growth experienced by the rest of the global economy. The key area of focus was China, which showed markedly slower manufacturing activity and uncertainty surrounding actual levels of consumption. Slower Chinese production and the ongoing weakness across emerging markets led to renewed volatility and weakness in commodity prices across the board. Oil prices were highly volatile throughout the reporting period, declining rapidly following the end of June and selling off sharply again into year-end to a decade-low level of below $36-per-barrel level by December. The decline was driven by concerns over China’s slowdown, a global supply glut and the Organization of the Petroleum Exporting Countries (OPEC’s) decision to maintain current production levels. The fears over China and the uncertainty surrounding Federal Reserve (Fed) policy normalization also caused market volatility to spike, spurring a significant sell-off in global equity markets beginning in mid-August as China unexpectedly shifted currency policy. Despite broad speculation that it would increase rates in September for the first time in nearly a decade, the Fed decided to keep the federal funds rate near zero at that meeting. The nation’s relatively weak wage growth continued to be an area of keen interest for the Fed because it indicated that the U.S. economic recovery was far from robust. However, as the reporting period progressed, the U.S. economy continued to expand at a moderate pace, while job growth improved with the unemployment rate falling to 5.0% in the last three months of the year. Finally, at the Fed’s December meeting, policymakers began the long-awaited process of policy normalization by raising the federal funds rate by 0.25%, marking the end of a historically long period of low rates designed to boost the U.S. economic recovery. As a result, the Treasury yield curve flattened as rates for Treasuries with maturities of less than five years moved higher in earnest, while rates for intermediate- and long-term Treasuries fell modestly.

During the reporting period, spreads widened across all sectors as investors favored higher quality sectors of the market such as Treasuries and mortgage-backed securities, which outpaced corporate bonds by a wide margin. In the investment grade corporate market, commodity price volatility and heavy new issue supply kept technicals weak in higher risk sectors, causing lower quality bonds to underperform significantly. Analysts at ratings agencies reduced price forecasts for energy and metals, causing negative outlook changes for several issuers and exacerbating selling pressure in an already weak market. Merger and acquisition (M&A) related financing also took a toll on the technical backdrop as the market tried to absorb nearly $70 billion in M&A related issuance. Market technicals remained weak into the reporting period as dealers tried to keep inventory levels low and oil prices hit new lows. Given strong fundamentals, financials outperformed the industrial sector, which was weighed down by growth concerns. These worries also caused BBB rated credit issuers to significantly underperform A rated issuers.

High yield bond prices came under extreme pressure as festering global growth concerns, the Fed’s mixed messages and accumulating sector specific issues weighed on confidence and led to a poor technical backdrop. A flight-to-quality ensued due to persistent commodity weakness and increased distress among lower rated issues. Energy bonds, which comprise approximately 13% of the market, continued to be pressured by falling crude prices. The weak global growth outlook also caused the headwinds in the commodity sector, with many base metal, iron ore and coal prices trading at multi-year lows. Elevated risks in the commodity sector curbed risk appetites and led to underperformance in the CCC rated credit space, which is more exposed to these cyclically weak areas. High yield spreads, which have been rising since mid-2014, ended the reporting period well above their historical average as a percentage of the 10-year Treasury yield, reflecting the extremely negative sentiment and investor outflows from the segment.

Among the securitized sectors of the bond market, mortgage-backed securities (MBS) issued by government agencies such as Fannie Mae (FNMA), Ginnie Mae (GNMA) and Freddie Mac (FHLMC) performed well during the reporting period, posting positive excess returns versus Treasuries. Range-bound levels of implied volatility in the agency MBS segment were supportive from a fundamental perspective, while strong bank and money manager demand provided a solid technical backdrop. Homeowner refinancing activity was relatively subdued and MBS prepayments stabilized at historically low levels. The Fed indicated that it will continue to re-invest MBS paydowns from its holdings until policy normalization is well under way, which gave investors comfort that technicals would remain favorable through much of 2016. Valuations were steady and investors embraced the combination of lower volatility and superior liquidity found in the agency MBS sector. Returns in the commercial mortgage-backed securities (CMBS) sector were lackluster during the reporting period as the segment underperformed Treasuries. Longer duration, newer vintage bonds struggled due to higher levels of new issuance and ongoing concerns about the quality of loans going into new deals. The valuation differential between CMBS deals became increasingly pronounced amid greater loan scrutiny in new deals. Traditional consumer asset-backed securities (ABS) generated excess returns over Treasuries as consumer credit trends remained favorable, although year-end balance sheet pressures and outflows from short duration funds did create some technical pressure on the sector. ABS issuance was light given tepid investor demand for short, high quality paper as the Fed began the process of normalizing policy.

8	Nuveen Investments

Non-U.S. interest rates and currencies took the Fed’s first move in stride, reacting moderately to prospects for a higher U.S. rate structure. A moderate message from the Fed, below trend global growth, the lack of inflation pressures and ongoing risk aversion in credit helped keep market rates in check. Europe and Japan, while posting reasonable growth data, continued to witness broadly disinflationary effects beyond energy, leading to meaningfully lower inflation expectations. After increased expectations earlier in the reporting period, the European Central Bank disappointed marginally by offering only an extension of its quantitative easing plan late in the year, but clearly left the door open for more. The Bank of Japan continued its waiting game in the midst of mixed economic data. China was an ongoing source of volatility after surprising the market with a currency devaluation in August. Most foreign markets marginally outperformed the U.S. and yield curves were flatter. While currencies were volatile during the period, the U.S. dollar generally appreciated versus most currencies. Emerging market (EM) currencies struggled with slow growth, declining commodity prices and reduced investor risk appetite. Developed currencies, such as the euro, fared better, but generally slipped on diverging monetary policies. The yen gained marginally amid global risk aversion and sluggish domestic activity.

A combination of sluggish global economic activity, low and volatile commodity prices and concerns about a Fed rate hike led to negative returns for EM debt. Mixed and decelerating data out of China continued to raise questions about the country’s growth and the resultant impact on the rest of the world. Political disarray, stagnant growth and currency weakness continued to plague Brazil, threatening further instability in this large EM player, while a surprise policy shift in South Africa exacerbated the volatility. In terms of regions, Latin America lagged, while Eastern Europe held in better given those countries’ proximity to the eurozone and better debt dynamics. Nearly all EM currencies declined, with central Europe faring better and Brazil, Russia and South Africa among the worst performers due to global as well as domestic challenges.

The volatile market environment and pressures on credit and economically sensitive sectors of the market drove the Fund’s shortfall versus the benchmark during the reporting period. Investment grade credit had the biggest negative impact on performance, due to both a significant overweight to the sector as well as our security selection and quality bias within the sector. Our overweights to cyclical credits and our lower quality bias/overweight BBB rated credits both detracted from performance. Also, the benefit of our large overweight to financials was more than offset by our smaller, but hard hit, positions in energy, metals and other cyclically-sensitive industries. On the other hand, our large weight in preferred securities, also in the financial sector, was beneficial to performance. However, our exposure to EM investment grade credit detracted from performance, particularly early in the reporting period.

The Fund’s substantial weighting in the high yield corporate sector was also a drag on results. We had maintained an allocation toward the high end of our policy range due to our view of moderate global growth and supportive credit fundamentals. Within high yield, our positioning in oil and cyclical credits contributed to the underperformance.

Away from credit, sector selection detracted modestly owing to the Fund’s underweight position in MBS. Also, foreign positions were a marginal detractor from performance. Our positions in foreign bonds detracted as spreads versus the U.S. more than offset yield advantages. However, foreign currency had little impact on the Fund’s performance over the period, largely due to light positioning. Interest rate positioning was a positive contributor to the Fund’s performance, driven by a flattening of the yield curve.

The Fund’s key sector themes continue to emphasize income generation driven primarily through diversified exposure to investment grade and high yield credit, in addition to other spread opportunities away from credit. We continue to underweight mortgage and structured assets, given better opportunities elsewhere. We also continue to allocate away from Treasury and agency securities as these offered unattractive duration and yield profiles. Although the credit sectors are still volatile and liquidity can occasionally be challenging, we continue to believe credit fundamentals remain solid in most segments, while valuations provide ample compensation for fundamental risk and market volatility. Accordingly, we maintained the Fund’s overweight in investment grade and high yield credit.

Activity during the reporting period was driven largely by repositioning credit exposure in response to fundamental credit developments, valuation changes and opportunities due to primary and secondary market activity. We continued to reevaluate credit fundamentals in light of changing market, economic and company specific developments. The Fund remained overweight to BBB rated companies within the investment grade sector. Although these credits have underperformed due to their higher economic sensitivity, we believe valuations have moved excessively and that yields are attractive in light of our fundamental outlook. We also maintained an overweight in financials. We continued to monitor developments in the energy sector very closely and assess the credit impact of developments in oil prices and energy fundamentals.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

We reduced the Fund’s allocation to preferred securities toward the end of the reporting period. Although our outlook remains favorable for the sector, relative valuations had moved substantially versus alternatives; therefore, we chose to take advantage of market strength in preferreds to reduce the Fund’s weight in the segment. We also reduced foreign bond holdings during the period, given fundamental shifts in some markets and continued challenging fundamentals, particularly in emerging markets. We employed proceeds from these reductions toward moderate increases in mortgages, CMBS and investment grade financials, adding to portfolio liquidity at attractive valuations and providing for future flexibility.

Duration positioning remains defensive versus the benchmark, given the market’s adjustment following the Fed’s move, very limited inflationary pressures and the outlook for continued high levels of global liquidity and economic slack. The Fund remains biased toward a flatter yield curve.

During the reporting period, we also continued to utilize various derivative instruments. We used Treasury note and bond futures as part of an overall construction strategy to manage the Fund’s duration and yield curve exposure. These derivative positions detracted from performance during the reporting period. We also utilized interest rate swaps to manage portfolio duration and yield curve exposure, and these positions also detracted from performance.

We utilized forward foreign currency exchange contracts to manage the Fund’s foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from the Fund’s bond portfolio, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation. These positions had a positive impact on performance during the reporting period.

Nuveen Inflation Protected Securities Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the Barclays U.S. TIPS Index and outperformed the Lipper Inflation-Protected Bond Funds Classification Average for the six-month reporting period. The reporting period began with the U.S. economy showing resilience in the face of weaker growth experienced by the rest of the global economy. The key area of focus was China, which showed markedly slower manufacturing activity and uncertainty surrounding actual levels of consumption. Slower Chinese production and the ongoing weakness across emerging markets led to renewed volatility and weakness in commodity prices across the board. Oil prices were highly volatile throughout the reporting period, declining rapidly following the end of June and selling off sharply again into year-end to a decade-low level of below $36-per-barrel level by December. The decline was driven by concerns over China’s slowdown, a global supply glut and the Organization of the Petroleum Exporting Countries (OPEC’s) decision to maintain current production levels. The fears over China and the uncertainty surrounding Federal Reserve (Fed) policy normalization also caused market volatility to spike, spurring a significant sell-off in global equity markets beginning in mid-August as China unexpectedly shifted currency policy. Despite broad speculation that it would increase rates in September for the first time in nearly a decade, the Fed decided to keep the federal funds rate near zero at that meeting. The nation’s relatively weak wage growth continued to be an area of keen interest for the Fed because it indicated that the U.S. economic recovery was far from robust. However, as the period progressed, the U.S. economy continued to expand at a moderate pace, while job growth improved with the unemployment rate falling to 5.0% in the last three months of the year. Finally, at the Fed’s December meeting, policymakers began the long-awaited process of policy normalization by raising the federal funds rate by 0.25%, marking the end of a historically long period of low rates designed to boost the U.S. economic recovery. As a result, the Treasury yield curve flattened during the period as rates for Treasuries with maturities of less than five years moved higher in earnest, while rates for intermediate- and long-term Treasuries fell modestly.

During the reporting period, spreads widened across all sectors as investors favored higher-quality sectors of the market such as Treasuries and mortgage-backed securities, which outpaced corporate bonds by a wide margin. High yield bond prices came under extreme pressure as festering global growth concerns, the Fed’s mixed messages and accumulating sector specific issues weighed on confidence and led to a poor technical backdrop. Energy bonds, which comprise approximately 13% of the market, continued to be pressured by falling crude prices. The weak global growth outlook also caused the headwinds in the commodity sector, with many base metal, iron ore and coal prices trading at multi-year lows. Elevated risks in the commodity sector curbed risk appetites and led to underperformance in the CCC rated credit space, which is more exposed to these cyclically weak areas. High yield spreads, which have been rising since mid-2014, ended the reporting period well above their historical average as a percentage of the 10-year Treasury yield, reflecting the extremely negative sentiment and investor outflows from the segment.

10	Nuveen Investments

Returns in the commercial mortgage-backed securities (CMBS) sector were lackluster during the reporting period as the segment underperformed Treasuries. Longer duration, newer vintage bonds struggled due to higher levels of new issuance and ongoing concerns about the quality of loans going into new deals. The valuation differential between CMBS deals became increasingly pronounced amid greater loan scrutiny in new deals.

Early in the reporting period, forward looking inflation expectations revisited historic lows as realized inflation moved lower, oil prices resumed their decline and investors seemed indifferent to Treasury inflation protected securities (TIPS). July’s Consumer Price Index (CPI) report showed softer-than-historical seasonal prints, while the August CPI report also ushered in a negative outlook for inflation, earlier than historical seasonal declines. As the reporting period progressed, headline inflation remained weak in the face of rapidly declining energy prices, however, core inflation rose to 2.0% on a year-over-year basis in December as measured by the CPI excluding food and energy. The Fed’s rate liftoff in a low inflation environment caused yields on TIPS to rise, particularly at the short end of the yield curve, even as breakeven spreads mostly languished near multi-year lows. (Breakeven spreads measure the difference between the yields of nominal Treasuries versus TIPS with the same maturity.) Breakeven spreads increased more at the front end of the TIPS yield curve, leading to outperformance for shorter maturity TIPS. Later in the reporting period, investors returned to the asset class given the attractive valuations and with inflation expectations turning positive into the New Year. During the reporting period, TIPS turned in negative absolute returns as yields rose across the yield curve, underperforming nominal Treasuries.

In terms of performance during the reporting period, the Fund was aided by its shorter duration profile in its TIPS portfolio, which lowers its sensitivity to changing interest rates. Rates moved higher by between 17 and 43 basis points during the reporting period, but more so at the short to intermediate parts of the yield curve, as prices fell and the curve flattened. A longer duration profile for our nominal Treasury holdings was also helpful due to the outperformance of longer maturity Treasuries. In addition, the Fund’s performance received a boost from our breakeven positioning, which is designed to benefit from changing inflation expectations along the TIPS yield curve. A general underweight to the TIPS sector versus the Barclays U.S. TIPS Index also helped results as these securities underperformed nominal Treasuries.

However, these favorable results were offset by the Fund’s out-of-index exposures, particularly in high yield credit. As noted previously, high yield corporates were the worst-performing area of the bond market, significantly underperforming Treasuries and TIPS. While the Fund’s exposure to this asset class was fairly small, high yield bonds came under intense pressure during this extremely risk-averse period, exhibiting explosive volatility and impaired market liquidity.

Based on our improving outlook for inflation and the attractive valuations in the TIPS asset class, we built up the Fund’s TIPS exposure from approximately 80% of the portfolio at the beginning of the reporting period to 88% by the end of the reporting period. We continue to maintain small positions in high yield credit as well as CMBS, but will look for opportunistic trades to improve the profile of these exposures. From an overall perspective, we expect that credit sensitive spread sectors will remain volatile due to ongoing concerns about emerging market growth and difficult technicals. However, we believe that risk premiums are appropriately discounting this greater uncertainty and that investors are generally being fairly compensated for owning corporate bonds and non-government securitized product. We are maintaining the Fund’s strategically shorter duration profile, focused in the short to intermediate parts of the nominal Treasury curve, to keep it positioned more defensively than the benchmark in anticipation of rising rates. Along those same lines, we continue to position the portfolio to benefit from a flatter nominal Treasury yield curve, as we expect shorter-term rates to rise more than longer-term rates. At the same time, we have the Fund positioned to benefit from a flatter breakeven curve with shorter breakeven spreads expected to benefit from seasonally stronger inflation.

We also used Treasury note and bond futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposure. The overall effect of the positions on performance during the reporting period was negligible. We also used interest rate swaps to manage portfolio duration and yield curve exposure and these positions detracted from performance during the reporting period. These contracts were terminated prior to the end of the reporting period.

Nuveen Intermediate Government Bond Fund

The Fund’s Class A Shares at NAV underperformed both the Barclays Intermediate Government Bond Index and the Lipper Intermediate U.S. Government Funds Classification Average for the six-month reporting period. The reporting period began with the U.S. economy showing resilience in the face of weaker growth experienced by the rest of the global economy. The key area of focus was

Nuveen Investments	11

Portfolio Managers’ Comments (continued)

China, which showed markedly slower manufacturing activity and uncertainty surrounding actual levels of consumption. Slower Chinese production and the ongoing weakness across emerging markets led to renewed volatility and weakness in commodity prices across the board. Oil prices were highly volatile throughout the reporting period, declining rapidly following the end of June and selling off sharply again into year-end to a decade-low level of below $36-per-barrel level by December. The decline was driven by concerns over China’s slowdown, a global supply glut and the Organization of the Petroleum Exporting Countries (OPEC’s) decision to maintain current production levels. The fears over China and the uncertainty surrounding Federal Reserve (Fed) policy normalization also caused market volatility to spike, spurring a significant sell-off in global equity markets beginning in mid-August as China unexpectedly shifted currency policy. Despite broad speculation that it would increase rates in September for the first time in nearly a decade, the Fed decided to keep the federal funds rate near zero at that meeting. The nation’s relatively weak wage growth continued to be an area of keen interest for the Fed because it indicated that the U.S. economic recovery was far from robust. However, as the reporting period progressed, the U.S. economy continued to expand at a moderate pace, while job growth improved with the unemployment rate falling to 5.0% in the last three months of the year. Finally, at the Fed’s December meeting, policymakers began the long-awaited process of policy normalization by raising the federal funds rate by 0.25%, marking the end of a historically long period of low rates designed to boost the U.S. economic recovery. As a result, the Treasury yield curve flattened during the reporting period as rates for Treasuries with maturities of less than five years moved higher in earnest, while rates for intermediate- and long-term Treasuries fell modestly.

During the reporting period, spreads widened dramatically across all sectors as investors favored higher quality sectors of the market such as Treasuries and mortgage-backed securities, which outpaced corporate bonds, particularly high yield, by a wide margin. Among the securitized sectors of the bond market, mortgage-backed securities (MBS) issued by government agencies such as Fannie Mae (FNMA), Ginnie Mae (GNMA) and Freddie Mac (FHLMC) performed well during the reporting period, posting positive excess returns versus Treasuries. Range-bound levels of implied volatility in the agency MBS segment were supportive from a fundamental perspective, while strong bank and money manager demand provided a solid technical backdrop. Homeowner refinancing activity was relatively subdued and MBS prepayments stabilized at historically low levels. The Fed implied that it will continue to re-invest MBS paydowns from its holdings until policy normalization is well under way, which gave investors comfort that technicals would remain favorable through much of 2016. Valuations were steady and investors embraced the combination of lower volatility and superior liquidity found in the agency MBS sector. Returns in the commercial mortgage-backed securities (CMBS) sector were lackluster during the period as the segment underperformed Treasuries. Longer duration, newer vintage bonds struggled due to higher levels of new issuance and ongoing concerns about the quality of loans going into new deals. The valuation differential between CMBS deals became increasingly pronounced amid greater loan scrutiny in new deals. Traditional consumer asset-backed securities (ABS) generated positive excess returns over Treasuries as consumer credit trends remained favorable, although year-end balance sheet pressures and outflows from short-duration funds did create some technical pressure on the sector. ABS issuance was light given tepid investor demand for short, high quality paper as the Fed began the process of normalizing policy.

Results from our interest rate strategy were modestly positive overall during the course of the reporting period. We entered the reporting period with the Fund positioned for the likelihood that short-term interest rates would rise more than long rates and that the yield curve would flatten as the Fed continued to normalize its policy. Therefore, throughout the reporting period, we maintained an underweight position in securities on the short end of the yield curve (out to five years) and added a corresponding overweight to ten- and twenty-year maturities. This contributed favorably to the Fund’s performance during the reporting period as the shape of the yield curve flattened. At the same time, the Fund was positioned defensively in terms of duration (interest rate sensitivity), which was a modest detractor relative to the index, but not enough to offset the strongly positive impact of yield curve positioning.

In the first half of the reporting period, the Fund’s sector strategies detracted from performance. Our overweight positions in several securitized sectors of the market and corresponding underweight to U.S. Treasuries proved detrimental to the Fund’s returns. In particular, the Fund’s overweight exposure to MBS had a negative impact on its results for the first half of the reporting period, while our positions in agency and non-agency CMBS securities also detracted from relative returns. The MBS sector recovered in the second half of the reporting period and was a solid positive contributor to performance. However, this was offset by some security selection in the ABS sector, which was a drag on performance. As a whole, the Fund’s sector strategies had a very small positive impact on performance in the second half of the reporting period.

In addition, we used Treasury note and bond futures as part of an overall portfolio construction strategy to manage the Fund’s portfolio duration and yield curve exposure. The overall effect of these positions on performance during the reporting period was

12	Nuveen Investments

negligible. We also used interest rate swaps as part of our portfolio construction strategy to manage the Fund’s duration and overall portfolio yield curve exposure. The interest rate swap positions detracted from performance during the reporting period. These contracts were terminated prior to the end of the reporting period.

Nuveen Short Term Bond Fund

The Fund’s Class A Shares at NAV underperformed the Barclays 1-3 Year Government/Credit Bond Index, but performed in line with the Lipper Short Investment Grade Debt Funds Classification Average for the six-month reporting period. The reporting period began with the U.S. economy showing resilience in the face of weaker growth experienced by the rest of the global economy. The key area of focus was China, which showed markedly slower manufacturing activity and uncertainty surrounding actual levels of consumption. Slower Chinese production and the ongoing weakness across emerging markets led to renewed volatility and weakness in commodity prices across the board. Oil prices were highly volatile throughout the period, declining rapidly following the end of June and selling off sharply again into year-end to a decade-low level of below $36-per-barrel level by December. The decline was driven by concerns over China’s slowdown, a global supply glut and the Organization of the Petroleum Exporting Countries (OPEC’s) decision to maintain current production levels. The fears over China and the uncertainty surrounding Federal Reserve (Fed) policy normalization also caused market volatility to spike, spurring a significant sell-off in global equity markets beginning in mid-August as China unexpectedly shifted currency policy. Despite broad speculation that it would increase rates in September for the first time in nearly a decade, the Fed decided to keep the federal funds rate near zero at that meeting. The nation’s relatively weak wage growth continued to be an area of keen interest for the Fed because it indicated that the U.S. economic recovery was far from robust. However, as the reporting period progressed, the U.S. economy continued to expand at a moderate pace, while job growth improved with the unemployment rate falling to 5.0% in the final three months of the year. Finally, at the Fed’s December meeting, policymakers began the long-awaited process of policy normalization by raising the federal funds rate by 0.25%, marking the end of a historically long period of low rates designed to boost the U.S. economic recovery. As a result, the Treasury yield curve flattened during the period as rates for Treasuries with maturities of less than five years moved higher in earnest, while rates for intermediate- and long-term Treasuries stayed about the same or fell modestly. For example, yields on two-year Treasuries rose by 36 basis points, while five-year Treasury rates were virtually unchanged at 11 basis points higher.

Spreads widened across all sectors as investors favored higher quality segments of the market such as Treasuries and mortgage-backed securities, which outpaced corporate bonds by a wide margin. In the investment-grade corporate market, commodity price volatility and heavy new issue supply kept technicals weak in higher risk sectors, causing lower quality bonds to underperform significantly. Analysts at ratings agencies reduced price forecasts for energy and metals, causing negative outlook changes for several issuers and exacerbating selling pressure in an already weak market. A large amount of merger and acquisition related financing also took a toll on the technical backdrop. Market technicals remained weak into the reporting period as dealers tried to keep inventory levels low, which created stress across all segments of the corporate market. Although spreads seemed to be under pressure throughout the reporting period, short-duration investment grade credit managed to outperform Treasuries. Financial spreads remained steady and this sector outperformed industrials, which were challenged by commodity price volatility and heavy new issue supply. Short duration non-investment grade corporates performed poorly as the risks of slower global growth, lower commodity prices and a hawkish Fed pressured prices lower across the board, causing spreads to widen versus Treasuries.

After holding fairly steady for most of 2015, the commercial mortgage-backed securities (CMBS) sector lagged later in the reporting period due to increased supply and macro concerns, causing the sector to underperform Treasuries. The valuation differential between CMBS deals became increasingly pronounced amid greater loan scrutiny in new deals. Traditional consumer asset-backed securities (ABS) with shorter durations also did not generate excess returns over Treasuries. Ongoing concerns about subprime auto loan quality and the Volkswagen emissions scandal resulted in auto ABS lagging slightly. And while consumer credit trends remained favorable, year-end balance sheet pressures and outflows from short-duration funds created some technical pressure on the sector. ABS issuance was light given tepid investor demand for short, high quality paper as the Fed began the process of normalizing policy. Short maturity agency and non-agency mortgage-backed securities (MBS) performed well during the reporting period, posting positive excess returns versus Treasuries. The Fed hinted that it will continue to re-invest MBS pay downs from its holdings until policy normalization is well under way, which gave investors comfort that technicals would remain favorable through much of 2016. Loan delinquencies continued to decline and housing market fundamentals remained broadly supportive of the non-agency segments of the MBS market.

Nuveen Investments	13

Portfolio Managers’ Comments (continued)

The Fund’s modest overweight to high yield corporate bonds was a detractor during the reporting period. Our high yield allocation, which represented approximately 5% of assets, was broadly diversified across industries and issuers in the BB and B rating credit categories. However, this exposure had a negative impact on the Fund’s performance due to the significant underperformance of risk assets during the reporting period.

We also maintained between a 35% and 40% position in investment grade corporates, or roughly a 5-10% overweight to the benchmark during the reporting period. Slightly more than half of our investment grade exposure was in the industrial sector, while slightly less than half was in financials, which were both overweight positions relative to the benchmark. The Fund’s financial holdings held up well throughout the reporting period’s volatile market environment, however, its industrial exposure was a detractor. While only a small amount of the Fund’s investment grade industrial exposure was in commodity-related sectors such as energy and metals/mining, our position still represented an overweight of about 1% versus the benchmark. This overweight was a drag on performance and roughly offset the positive impact of our financial overweight.

As always, the Fund maintained a strong focus on the securitized sectors, holding between 45% and 50% in residential MBS, CMBS and ABS product during the reporting period. Returns for these sectors were fairly lackluster during the reporting period, therefore, these exposures had no meaningful impact on overall performance.

On the other hand, our defensive interest rate posture was beneficial during the reporting period, offsetting the negative impact from the high yield sector. We had positioned the Fund defensively to limit its sensitivity to rising rates because we anticipated the Fed would begin to normalize monetary policy. This positioning included maintaining the Fund’s duration around 0.50 years short of the benchmark and with a bias toward a flatter yield curve. Due to the rise in rates during the reporting period, this stance benefited performance.

We made several changes to Fund’s structure during the reporting period. When interest rates rose after the Fed raised the target for the fed funds rate in December, we wanted the Fund’s duration to be marginally less defensive. Therefore, we increased the duration slightly to around 1.5 years. We kept the Fund’s sector allocations fairly steady with changes geared toward reducing the portfolio’s overall risk profile and increasing liquidity heading into the end of the reporting period. After the credit sectors showed a bout of strength midway through the period, we pared the Fund’s exposure to both investment grade and high yield corporates by 1-2%, increasing its allocation to Treasuries and boosting its cash levels in the process. Consistent with our desire to reduce overall portfolio risk, we focused on reducing the Fund’s exposure to the commodity-related sectors and increasing our issuer diversification in the credit sectors. We kept the Fund’s securitized exposure generally unchanged during the period, although we took the opportunity to reinvest maturities and cash flows in new issues in the mortgage-related sectors of the market. Given elevated levels of volatility, we continue to hold larger cash balances than normal. We are also focused on maintaining a strong liquidity profile for the Fund, due to ongoing concerns over the impact of Fed policy on the short end of the yield curve and fixed income markets in general.

During the reporting period, we also continued to utilize various derivative instruments. For example, we utilized Treasury note futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposure. The overall effect of these positions on the Fund’s performance during the reporting period was negligible. We also used interest rate swaps to manage Fund duration and yield curve exposure; these positions detracted from performance during the reporting period. These contracts were terminated prior to the end of the reporting period.

We utilized forward foreign currency exchange contracts to manage the Fund’s foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from the Fund’s bond portfolio, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation. These positions had a negligible impact on performance during the reporting period.

14	Nuveen Investments

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Core Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity, and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Core Plus Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Inflation Protected Securities Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, income risk, and index methodology risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The guarantee provided by the U.S. government to treasury inflation protected securities (TIPS) relates only to the prompt payment of principal and interest and does not remove the market risks of investing in the Fund shares. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk, and adverse economic developments. The Fund’s investment in inflation protected securities has tax consequences that may result in income distributions to shareholders.

Nuveen Intermediate Government Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Short Term Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Investments	15

Risk Considerations and Dividend Information (continued)

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of December 31, 2015, all of the Funds had positive UNII balances, based upon our best estimate, for tax purposes. Nuveen Core Plus Bond Fund had a positive UNII balance, while the other Funds had negative UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

16	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Core Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.53)%	(1.27)%	2.56%	3.99%
Class A Shares at maximum Offering Price	(3.53)%	(4.19)%	1.94%	3.66%
Barclays U.S. Aggregate Bond Index	0.65%	0.55%	3.25%	4.51%
Lipper Core Bond Classification Average	(0.05)%	(0.07)%	3.15%	4.04%
Class I Shares	(0.41)%	(1.04)%	2.78%	4.17%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(0.92)%	(1.94)%	1.72%

	Cumulative
	6-Month	Since Inception
Class R6 Shares	(0.45)%	(1.91)%

Since inception return for Class C Shares is from 1/18/11. Since inception return for Class R6 Shares is from 1/20/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	0.85%	1.61%	0.56%	0.59%
Net Expense Ratios	0.78%	1.53%	0.48%	0.53%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.53% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

18	Nuveen Investments

Nuveen Core Plus Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(2.89)%	(3.01)%	3.03%	4.25%
Class A Shares at maximum Offering Price	(7.02)%	(7.13)%	2.15%	3.80%
Barclays U.S. Aggregate Bond Index	0.65%	0.55%	3.25%	4.51%
Lipper Core Bond Plus Classification Average	(0.88)%	(0.82)%	3.57%	4.66%

Class C Shares	(3.29)%	(3.70)%	2.27%	3.47%
Class R3 Shares	(2.99)%	(3.20)%	2.79%	4.02%
Class I Shares	(2.85)%	(2.75)%	3.29%	4.51%

	Cumulative
	6-Month	Since Inception
Class R6 Shares	(2.75)%	(3.04)%

Since inception return for Class R6 Shares is from 1/20/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	0.85%	1.60%	1.10%	0.54%	0.60%
Net Expense Ratios	0.77%	1.52%	1.02%	0.46%	0.52%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.52% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Inflation Protected Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(2.38)%	(2.38)%	2.11%	3.48%
Class A Shares at maximum Offering Price	(6.49)%	(6.57)%	1.24%	3.03%
Barclays U.S. TIPS Index	(1.78)%	(1.44)%	2.55%	3.93%
Lipper Inflation-Protected Bond Funds Classification Average	(2.53)%	(2.45)%	1.59%	3.02%

Class C Shares	(2.77)%	(3.10)%	1.48%	2.75%
Class R3 Shares	(2.49)%	(2.69)%	1.85%	3.15%
Class I Shares	(2.27)%	(2.07)%	2.49%	3.77%

	Cumulative
	6-Month	Since Inception
Class R6 Shares	(2.18)%	3.54%

Since inception return for Class R6 Shares is from 1/20/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	0.92%	1.66%	1.15%	0.52%	0.66%
Net Expense Ratios	0.83%	1.58%	1.08%	0.41%	0.58%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

20	Nuveen Investments

Nuveen Intermediate Government Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.16%	0.21%	1.64%	3.30%
Class A Shares at maximum Offering Price	(2.82)%	(2.76)%	1.02%	2.98%
Barclays Intermediate Government Bond Index	0.36%	1.18%	2.02%	3.71%
Lipper Intermediate U.S. Government Funds Classification Average	0.45%	0.57%	2.13%	3.46%

Class I Shares	0.18%	0.37%	1.86%	3.48%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	(0.33)%	(0.64)%	0.85%	1.28%
Class R3 Shares	0.02%	(0.06)%	1.37%	1.78%

Since inception returns for Class C and Class R3 Shares are from 10/28/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.02%	1.77%	1.27%	0.77%
Net Expense Ratios	0.85%	1.60%	1.10%	0.60%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed expenses) do not exceed 0.60% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

Nuveen Investments	21

Fund Performance and Expense Ratios (continued)

Nuveen Short Term Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.47)%	0.36%	1.55%	2.82%
Class A Shares at maximum Offering Price	(2.72)%	(1.92)%	1.09%	2.58%
Barclays 1-3 Year Government/Credit Bond Index	(0.07)%	0.65%	0.98%	2.74%
Lipper Short Investment Grade Debt Funds Classification Average	(0.44)%	0.24%	1.33%	2.52%

Class I Shares	(0.34)%	0.60%	1.78%	3.02%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	(0.95)%	(0.43)%	0.75%	1.10%
Class R3 Shares	(0.72)%	(0.05)%	N/A	1.56%

	Cumulative
	6-Month	Since Inception
Class R6 Shares	(0.34)%	0.61%

Since inception return for Class C Shares, Class R3 Shares and Class R6 Shares are from 10/28/09, 9/23/11 and 1/20/15, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.25% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	0.73%	1.48%	0.98%	0.46%	0.48%
Net Expense Ratios	0.71%	1.46%	0.96%	0.43%	0.46%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2016 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.47% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

N/A	Not applicable.

22	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	23

Yields as of December 31, 2015

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Fund Performance and Expense Ratios page for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Core Bond Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	2.51%	1.80%	2.83%	2.85%
SEC 30-Day Yield-Subsidized	2.48%	1.81%	2.81%	2.81%
SEC 30-Day Yield-Unsubsidized	2.40%	1.72%	2.75%	2.74%

Nuveen Core Plus Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
Dividend Yield	3.92%	3.33%	3.86%	4.37%	4.39%
SEC 30-Day Yield-Subsidized	4.15%	3.57%	4.08%	4.60%	4.58%
SEC 30-Day Yield-Unsubsidized	4.05%	3.49%	3.94%	4.53%	4.50%

Nuveen Inflation Protected Securities Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
SEC 30-Day Yield-Subsidized	4.07%	3.49%	3.97%	4.84%	4.48%
SEC 30-Day Yield-Unsubsidized	3.90%	3.29%	3.71%	4.55%	4.32%

Nuveen Intermediate Government Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	1.13%	0.41%	0.78%	1.44%
SEC 30-Day Yield-Subsidized	1.27%	0.57%	1.02%	1.56%
SEC 30-Day Yield-Unsubsidized	1.15%	0.44%	0.90%	1.43%

1	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

24	Nuveen Investments

Nuveen Short Term Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
Dividend Yield	1.55%	0.79%	1.28%	1.83%	1.83%
SEC 30-Day Yield-Subsidized	1.79%	1.09%	1.59%	2.12%	2.08%
SEC 30-Day Yield-Unsubsidized	1.74%	1.04%	1.57%	2.07%	2.04%

1	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	25

Holding

Summaries as of December 31, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Core Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	43.3%
$1,000 Par (or similar) Institutional Preferred	0.3%
Municipal Bonds	0.8%
U.S. Government and Agency Obligations	10.2%
Asset-Backed and Mortgage-Backed Securities	40.8%
Sovereign Debt	0.7%
Investments Purchased with Collateral from Securities Lending	4.7%
Money Market Funds	6.3%
Other Assets Less Liabilities	(7.1)%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate bond holdings)

Banks	13.3%
Media	9.7%
Capital Markets	7.9%
Health Care Providers & Services	7.2%
Oil, Gas, & Consumable Fuels	6.3%
Diversified Telecommunication Services	5.9%
Insurance	5.7%
Real Estate Investment Trust	4.8%
Metals & Mining	3.8%
Energy Equipment & Services	3.1%
Food & Staples Retailing	3.0%
Health Care Equipment & Supplies	2.5%
Diversified Financial Services	2.3%
Specialty Retail	2.1%
Beverages	1.9%
Biotechnology	1.9%
Other	18.6%
Total	100%

Portfolio Credit Quality

(% of total long-term
investments)1

AAA/U.S. Guaranteed	48.9%
AA	5.6%
A	23.9%
BBB	21.5%
N/R (not rated)	0.1%
Total	100%

1	Excluding investments in derivatives.

26	Nuveen Investments

Nuveen Core Plus Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	62.7%
$1,000 Par (or similar) Institutional Preferred	4.9%
U.S. Government and Agency Obligations	0.0%
Asset-Backed and Mortgage-Backed Securities	28.9%
Sovereign Debt	2.7%
Investments Purchased with Collateral from Securities Lending	9.3%
Money Market Funds	5.8%
Other Assets Less Liabilities	(14.3)%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate bonds
holdings)

Banks	16.8%
Oil, Gas & Consumable Fuels	9.6%
Media	9.0%
Metals & Mining	5.3%
Real Estate Investment Trust	5.1%
Diversified Telecommunication Services	4.6%
Capital Markets	4.5%
Chemicals	3.8%
Energy Equipment & Services	3.4%
Consumer Finance	2.9%
Insurance	2.6%
Diversified Financial Services	2.6%
Aerospace & Defense	2.1%
Machinery	2.0%
Software	1.8%
Food Products	1.6%
Wireless Telecommunication Services	1.5%
Building Products	1.5%
Other	19.3%
Total	100%

Portfolio Credit Quality

(% of total long-term investments)1

AAA/U.S. Guaranteed	19.6%
AA	3.5%
A	23.8%
BBB	39.6%
BB or Lower	13.1%
N/R (not rated)	0.4%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	27

Holding Summaries as of December 31, 2015 (continued)

Nuveen Inflation Protected Securities Fund

Fund Allocation

(% of net assets)

Convertible Preferred Securities	0.1%
$25 Par (or similar) Retail Preferred	0.1%
Corporate Bonds	5.8%
$1,000 Par (or similar) Institutional Preferred	0.0%
Municipal Bonds	0.5%
U.S. Government and Agency Obligations	88.2%
Asset-Backed and Mortgage-Backed Securities	3.5%
Sovereign Debt	0.6%
Investments Purchased with Collateral from Securities Lending	0.9%
Money Market Funds	0.6%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate bonds holdings)

Health Care Providers & Services	17.2%
Diversified Telecommunication Services	15.0%
Media	9.7%
Wireless Telecommunication Services	6.9%
Commercial Services & Supplies	5.7%
Household Durables	4.7%
Specialty Retail	3.3%
Independent Power & Renewable Electricity Producers	3.1%
Construction Materials	2.7%
Auto Components	2.7%
Banks	2.5%
Construction & Engineering	2.2%
Oil, Gas & Consumable Fuels	2.2%
Energy Equipment & Services	2.2%
Other	19.9%
Total	100%

Portfolio Credit Quality

(% of total long-term
investments)1

AAA/U.S. Guaranteed	93.0%
AA	1.1%
A	0.7%
BBB	1.6%
BB or Lower	3.6%
Total	100%

1	Excluding investments in derivatives.

28	Nuveen Investments

Nuveen Intermediate Government Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	0.6%
Municipal Bonds	3.1%
U.S. Government and Agency Obligations	61.6%
Asset-Backed and Mortgage-Backed Securities	31.7%
Investments Purchased with Collateral from Securities Lending	4.7%
Money Market Funds	1.9%
Other Assets Less Liabilities	(3.6)%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term investments)1

AAA/U.S. Guaranteed	94.9%
AA	2.9%
A	1.1%
N/R (not rated)	1.1%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	29

Holding Summaries as of December 31, 2015 (continued)

Nuveen Short Term Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	45.0%
$1,000 Par (or similar) Institutional Preferred	0.5%
Municipal Bonds	2.1%
U.S. Government and Agency Obligations	5.4%
Asset-Backed and Mortgage-Backed Securities	44.4%
Sovereign Debt	0.5%
Investments Purchased with Collateral from Securities Lending	3.3%
Money Market Funds	1.7%
Other Assets Less Liabilities	(2.9)%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate bonds holdings)

Banks	18.8%
Capital Markets	7.9%
Oil, Gas & Consumable Fuels	7.2%
Media	6.3%
Health Care Providers & Services	4.1%
Diversified Telecommunication Services	4.1%
Chemicals	3.7%
Food Products	3.6%
Real Estate Investment Trust	3.4%
Diversified Financial Services	3.0%
Software	3.0%
Airlines	2.8%
Automobiles	2.8%
Metals & Mining	2.8%
Consumer Finance	2.5%
Food & Staples Retailing	2.1%
Insurance	2.1%
Other	19.8%
Total	100%

Portfolio Credit Quality

(% of total long-term investments)1

AAA/U.S. Guaranteed	32.0%
AA	13.3%
A	24.0%
BBB	21.8%
BB or Lower	6.7%
N/R (not rated)	2.2%
Total	100%

1	Excluding investments in derivatives.

30	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended December 31, 2015.

The beginning of the period for the funds is July 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Core Bond Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$994.70	$990.80	$995.50	$995.90
Expenses Incurred During Period	$3.91	$7.66	$2.41	$2.66
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.22	$1,017.44	$1,022.72	$1,022.47
Expenses Incurred During Period	$3.96	$7.76	$2.44	$2.69

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.53%, 0.48% and 0.53% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Investments	31

Expense Examples (continued)

Nuveen Core Plus Bond Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$971.10	$967.10	$970.10	$972.50	$971.50
Expenses Incurred During Period	$3.82	$7.52	$5.05	$2.28	$2.58
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.27	$1,017.50	$1,020.01	$1,022.82	$1,022.52
Expenses Incurred During Period	$3.91	$7.71	$5.18	$2.34	$2.64

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.77%, 1.52%, 1.02%, 0.47% and 0.52% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Inflation Protected Securities Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$976.20	$972.30	$975.10	$978.20	$977.30
Expenses Incurred During Period	$4.12	$7.83	$5.36	$1.94	$2.88
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.96	$1,017.19	$1,019.71	$1,023.18	$1,022.22
Expenses Incurred During Period	$4.22	$8.01	$5.48	$1.98	$2.95

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.83%, 1.58%, 1.08%, 0.39% and 0.58% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

32	Nuveen Investments

Nuveen Intermediate Government Bond Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,001.60	$996.70	$1,000.20	$1,001.80
Expenses Incurred During Period	$4.28	$8.03	$5.53	$3.02
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.86	$1,017.09	$1,019.61	$1,022.12
Expenses Incurred During Period	$4.32	$8.11	$5.58	$3.05

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.85%, 1.60%, 1.10% and 0.60% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Short Term Bond Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$995.30	$990.50	$992.80	$996.60	$996.60
Expenses Incurred During Period	$3.61	$7.36	$4.86	$2.16	$2.36
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.52	$1,017.75	$1,020.26	$1,022.97	$1,022.77
Expenses Incurred During Period	$3.66	$7.46	$4.93	$2.19	$2.39

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.72%, 1.47%, 0.97%, 0.43% and 0.47% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Investments	33

Nuveen Core Bond Fund

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 96.1%

	CORPORATE BONDS – 43.3%

	Automobiles – 0.4%

$750	General Motors Corporation	4.000%	4/01/25	BBB–	$710,522

	Banks – 5.8%

1,275	Abbey National Treasury Services PLC of London	3.050%	8/23/18	A1	1,308,511

655	Bancolombia SA	5.950%	6/03/21	BBB+	675,469

2,235	Bank of America Corporation, (3)	4.000%	4/01/24	A	2,286,955

490	Bank of America Corporation	3.875%	8/01/25	A	497,460

1,005	Citigroup Inc.	4.500%	1/14/22	A	1,076,569

807	Fifth Third Bancorp.	3.500%	3/15/22	A	818,088

1,110	General Electric Capital Corporation	6.875%	1/10/39	AA+	1,512,928

505	JPMorgan Chase & Company	3.200%	1/25/23	A+	503,628

1,240	JPMorgan Chase & Company	3.375%	5/01/23	A	1,219,380

1,000	JPMorgan Chase & Company	6.400%	5/15/38	A+	1,273,813
10,322	Total Banks				11,172,801

	Beverages – 0.8%

580	Anheuser Busch InBev Finance Inc., (3)	3.700%	2/01/24	A2	592,010

1,070	Anheuser Busch InBev	2.500%	7/15/22	A2	1,029,941
1,650	Total Beverages				1,621,951

	Biotechnology – 0.8%

630	Biogen Inc.	3.625%	9/15/22	A–	637,053

940	Celgene Corporation, Convertible Notes	3.625%	5/15/24	BBB+	924,982
1,570	Total Biotechnology				1,562,035

	Capital Markets – 3.4%

665	Charles Schwab Corporation	3.000%	3/10/25	A	654,099

520	Deutsche Bank AG London	2.500%	2/13/19	A3	523,951

1,280	Goldman Sachs Group, Inc.	5.750%	1/24/22	A	1,455,767

1,090	Goldman Sachs Group, Inc.	6.750%	10/01/37	A–	1,273,287

470	Morgan Stanley	6.625%	4/01/18	A	515,420

1,145	Morgan Stanley	3.950%	4/23/27	A–	1,111,789

1,105	State Street Corporation	3.300%	12/16/24	AA–	1,115,883
6,275	Total Capital Markets				6,650,196

	Communications Equipment – 0.4%

745	Qualcomm, Inc., (3)	3.450%	5/20/25	A+	714,691

34	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Containers & Packaging – 0.2%

$480	Packaging Corporation of America, (3)	3.650%	9/15/24	BBB	$466,700

	Diversified Financial Services – 1.0%

995	Rabobank Nederland	3.875%	2/08/22	Aa2	1,050,176

825	Voya Financial Inc.	5.500%	7/15/22	BBB	923,521
1,820	Total Diversified Financial Services				1,973,697

	Diversified Telecommunication Services – 2.5%

1,250	AT&T, Inc.	5.550%	8/15/41	A–	1,255,144

2,020	SBA Tower Trust, 144A	3.598%	4/15/43	BBB	2,012,973

1,515	Verizon Communications	5.150%	9/15/23	A–	1,665,655
4,785	Total Diversified Telecommunication Services				4,933,772

	Energy Equipment & Services – 1.4%

1,000	Diamond Offshore Drilling Inc., (3)	5.700%	10/15/39	BBB+	683,238

750	Nabors Industries Inc., (3)	4.625%	9/15/21	Baa2	616,565

1,350	Origin Energy Finance Limited, 144A	3.500%	10/09/18	BBB–	1,316,597
3,100	Total Energy Equipment & Services				2,616,400

	Food & Staples Retailing – 1.3%

930	CVS Health Corporation, (3)	3.875%	7/20/25	BBB+	949,294

730	Sysco Corporation	3.750%	10/01/25	A2	740,345

850	Walgreen Company, (3)	3.100%	9/15/22	BBB	823,513
2,510	Total Food & Staples Retailing				2,513,152

	Food Products – 0.6%

1,130	Mondelez International Inc.	2.250%	2/01/19	Baa1	1,129,741

	Health Care Equipment & Supplies – 1.1%

680	Becton Dickinson & Company	3.734%	12/15/24	BBB+	686,241

1,355	Ochsner Clinic Foundation	5.897%	5/15/45	Baa1	1,455,653
2,035	Total Health Care Equipment & Supplies				2,141,894

	Health Care Providers & Services – 3.1%

1,715	Mayo Clinic Rochester	3.774%	11/15/43	AA	1,593,437

970	NYU Hospitals Center	4.784%	7/01/44	A–	968,346

1,215	UnitedHealth Group Incorporated	2.875%	3/15/22	A+	1,213,826

1,315	Wellpoint Inc.	3.125%	5/15/22	A	1,291,129

1,065	Zoetis Incorporated	3.250%	2/01/23	Baa2	1,017,101
6,280	Total Health Care Providers & Services				6,083,839

	Household Products – 0.5%

945	Macys Retail Holdings Inc.	4.375%	9/01/23	BBB+	941,575

	Insurance – 2.5%

500	AFLAC Insurance	6.450%	8/15/40	A–	613,285

Nuveen Investments	35

Nuveen Core Bond Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

$620	American International Group, Inc.	3.750%	7/10/25	A–	$614,819

1,370	Lincoln National Corporation	4.200%	3/15/22	A–	1,432,527

1,220	MetLife Inc., (3)	3.000%	3/01/25	A–	1,173,234

940	Prudential Financial Inc.	3.500%	5/15/24	A	944,652
4,650	Total Insurance				4,778,517

	Internet & Catalog Retail – 0.5%

980	Amazon.com Incorporated, (3)	3.800%	12/05/24	AA–	1,020,013

	IT Services – 0.5%

955	Visa Inc.	3.150%	12/14/25	A+	957,018

	Leisure Products – 0.5%

1,025	Hyatt Hotels Corporation	3.375%	7/15/23	BBB	973,834

	Machinery – 0.4%

830	Ingersoll-Rand Luxembourg Finance SA	3.550%	11/01/24	BBB	812,634

	Media – 4.2%

605	21st Century Fox America Inc.	4.000%	10/01/23	BBB+	625,331

350	21st Century Fox America Inc.	6.650%	11/15/37	BBB+	406,721

785	British Sky Broadcasting Group PLC, 144A	6.100%	2/15/18	BBB	845,381

835	CBS Corporation	7.875%	7/30/30	BBB	1,065,421

835	CCO Safari II LLC, 144A	4.908%	7/23/25	BBB–	834,179

1,090	Cox Communications Inc., 144A	3.850%	2/01/25	BBB+	999,405

890	DIRECTV Holdings LLC	3.800%	3/15/22	A–	896,168

660	Discovery Communications Inc.	5.050%	6/01/20	Baa2	701,742

1,460	NBC Universal Media LLC	6.400%	4/30/40	A–	1,820,099
7,510	Total Media				8,194,447

	Metals & Mining – 1.6%

715	Anglogold Holdings PLC	6.500%	4/15/40	Baa3	475,475

1,230	Freeport McMoRan, Inc., (3)	3.550%	3/01/22	BBB	713,400

770	Newmont Mining Corporation	3.500%	3/15/22	BBB	686,567

840	Nucor Corporation	4.000%	8/01/23	A–	814,751

540	Rio Tinto Finance USA PLC	2.875%	8/21/22	A–	489,797
4,095	Total Metals & Mining				3,179,990

	Oil, Gas & Consumable Fuels – 2.7%

1,100	Apache Corporation	4.250%	1/15/44	BBB+	880,352

660	Cenovus Energy Inc.	4.450%	9/15/42	BBB	480,819

1,110	EOG Resources Inc.	4.100%	2/01/21	A–	1,170,972

960	Marathon Petroleum Corporation	6.500%	3/01/41	BBB	960,924

590	Spectra Energy Partners LP	4.750%	3/15/24	BBB	571,787

36	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$480	SunCor Energy Inc.	5.950%	12/01/34	A–	$480,912

775	Valero Energy Corporation, (3)	3.650%	3/15/25	BBB	731,390
5,675	Total Oil, Gas & Consumable Fuels				5,277,156

	Pharmaceuticals – 0.5%

995	Merck & Company Inc.	2.750%	2/10/25	AA	968,734

	Real Estate Investment Trust – 2.1%

795	American Tower Company	5.000%	2/15/24	BBB	841,589

1,385	Digital Realty Trust Inc.	3.625%	10/01/22	BBB	1,331,359

605	Piedmont Operating Partnership LP	4.450%	3/15/24	BBB	605,723

1,255	WP Carey Inc.	4.600%	4/01/24	Baa2	1,251,951
4,040	Total Real Estate Investment Trust				4,030,622

	Road & Rail – 0.5%

895	Burlington Northern Santa Fe, LLC	3.400%	9/01/24	A3	896,326

	Semiconductors & Semiconductor Equipment – 0.6%

1,040	Applied Materials Inc.	4.300%	6/15/21	A–	1,109,945

	Software – 0.5%

965	Computer Sciences Corporation	4.450%	9/15/22	BBB+	989,978

	Specialty Retail – 0.9%

795	Home Depot, Inc.	2.625%	6/01/22	A	794,263

1,000	Swiss Re Treasury US Corporation, 144A	4.250%	12/06/42	AA–	943,759
1,795	Total Specialty Retail				1,738,022

	Technology Hardware, Storage & Peripherals – 0.5%

905	HP Inc.	4.650%	12/09/21	BBB+	901,652

	Tobacco – 0.6%

1,215	Reynolds American Inc.	3.250%	11/01/22	BBB–	1,201,996

	Transportation Infrastructure – 0.5%

1,000	Sydney Airport Finance Company Party Limited, 144A	3.900%	3/22/23	BBB	998,571

	Wireless Telecommunication Services – 0.4%

880	Rogers Communications Inc.	3.625%	12/15/25	BBB+	865,662

$83,847	Total Corporate Bonds (cost $85,723,038)				84,128,083

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 0.3%

	Banks – 0.3%

$700	Wachovia Capital Trust III	5.570%	N/A (4)	BBB	$674,275

$700	Total $1,000 Par (or similar) Institutional Preferred (cost $619,119)				674,275

Nuveen Investments	37

Nuveen Core Bond Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)		Optional Call Provisions (5)	Ratings (2)	Value

	MUNICIPAL BONDS – 0.8%

	North Carolina – 0.8%

$1,520	North Carolina Eastern Municipal Power Agency, Revenue Bonds, Federally Taxable Series 2015, 3.808%, 7/01/23		No Opt. Call	A	$1,545,627
$1,520	Total Municipal Bonds (cost $1,520,000)				1,545,627

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 10.2%

$2,825	Fannie Mae Notes	1.500%	6/22/20	Aaa	$2,790,947

2,055	Freddie Mac Reference Notes	5.000%	12/14/18	Aa2	2,264,495

60	Freddie Mac Reference Notes	1.750%	5/30/19	Aaa	60,459

250	U.S. Treasury Bonds	2.750%	11/15/42	Aaa	237,865

1,470	U.S. Treasury Bonds, (3)	3.625%	2/15/44	Aaa	1,650,472

2,270	U.S. Treasury Bonds	2.500%	2/15/45	Aaa	2,032,544

1,500	U.S. Treasury Bonds, (3)	3.000%	11/15/45	Aaa	1,492,668

2,830	U.S. Treasury Notes	2.625%	8/15/20	Aaa	2,940,770

2,570	U.S. Treasury Notes	2.500%	5/15/24	Aaa	2,625,951

830	U.S. Treasury Notes	2.375%	8/15/24	Aaa	838,595

800	U.S. Treasury Notes	0.375%	2/15/16	Aaa	800,000

1,775	U.S. Treasury Notes	0.875%	1/31/18	Aaa	1,766,295

395	U.S. Treasury Notes	2.875%	8/15/45	Aaa	382,889
$19,630	Total U.S. Government and Agency Obligations (cost $19,736,536)				19,883,950

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 40.8%

$1,270	321 Henderson Receivables LLC, Series 2010-3A	3.820%	12/15/48	Aaa	$1,301,045

898	American Homes 4 Rent, Series 2014-SFR2	3.786%	10/17/36	Aaa	903,075

1,000	American Homes 4 Rent, Series 2015-SFR2	5.036%	10/17/45	Baa2	983,603

260	Bank of America Commercial Mortgage Inc. , Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	4.512%	9/15/48	A–	250,793

165	Bank of America Commercial Mortgage Inc. , Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	3.167%	9/15/48	BBB–	120,061

2,000	Citigroup Commercial Mortgage Trust Series 2012-GC8	3.024%	9/10/45	Aaa	2,003,843

1,846	Colony Anerican Homes Trust 2014-1A	1.576%	5/17/31	Aaa	1,808,070

625	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26	4.495%	10/10/48	A–	590,489

—(6)	ContiMortgage Home Equity Loan Trust, Series 1997-2	7.090%	4/15/28	AAA	124

408	Fannie Mae Mortgage Pool 725111	2.522%	9/01/33	Aaa	435,473

910	Fannie Mae Mortgage Pool 725205	5.000%	3/01/34	Aaa	1,006,528

352	Fannie Mae Mortgage Pool 848390	2.103%	12/01/35	Aaa	368,811

38	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$654	Fannie Mae Mortgage Pool 886034	2.836%	7/01/36	Aaa	$698,577

1,760	Fannie Mae Mortgage Pool 890310	4.500%	12/01/40	Aaa	1,905,045

1,362	Fannie Mae Mortgage Pool 960605	5.000%	8/01/37	Aaa	1,502,085

527	Fannie Mae Mortgage Pool 995949	2.582%	9/01/36	Aaa	559,508

2,692	Fannie Mae Mortgage Pool AB2085	4.000%	1/01/41	Aaa	2,855,600

3,198	Fannie Mae Mortgage Pool AB9659	3.000%	6/01/43	Aaa	3,217,257

1,912	Fannie Mae Mortgage Pool AD1593	4.500%	2/01/40	Aaa	2,069,424

1,351	Fannie Mae Mortgage Pool AE0058	2.504%	7/01/36	Aaa	1,427,688

2,404	Fannie Mae Mortgage Pool AE0217	4.500%	8/01/40	Aaa	2,601,473

2,027	Fannie Mae Mortgage Pool AE0981	3.500%	3/01/41	Aaa	2,095,191

986	Fannie Mae Mortgage Pool AH3804	4.000%	2/01/41	Aaa	1,045,770

2,706	Fannie Mae Mortgage Pool AH5575	4.000%	2/01/41	Aaa	2,869,460

2,072	Fannie Mae Mortgage Pool AH8954	4.000%	4/01/41	Aaa	2,197,603

1,325	Fannie Mae Mortgage Pool AL0160	4.500%	5/01/41	Aaa	1,434,007

2,317	Fannie Mae Mortgage Pool AL0215	4.500%	4/01/41	Aaa	2,507,183

1,515	Fannie Mae Mortgage Pool AU2412	3.000%	12/01/44	Aaa	1,515,290

2,985	Fannie Mae Mortgage Pool AU3353	3.000%	8/01/43	Aaa	2,990,191

2,255	Fannie Mae Mortgage Pool AY3376	3.500%	4/01/45	Aaa	2,327,372

1,878	Fannie Mae Mortgage Pool MA1028	4.000%	4/01/42	Aaa	1,992,268

3	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through CertificatesR 1990-89 K	6.500%	7/25/20	Aaa	2,919

6,090	Fannie Mae TBA Mortgage Pool, (WI/DD)	3.500%	TBA	Aaa	6,281,204

1,228	Fannie Mae, Connecticut Avenue Securities, Series 2014-C03	1.627%	7/25/24	Aaa	1,223,424

4	Federal Home Loan Mortgage Corporation, REMIC 1167 E	7.500%	11/15/21	Aaa	4,563

8	Federal Home Loan Mortgage Corporation, REMIC 1286 A	6.000%	5/15/22	Aaa	8,439

458	Federal Home Loan Mortgage Corporation, REMIC 2750 HE	5.000%	2/15/19	Aaa	468,228

301	Freddie Mac Gold Pool 786281	2.626%	1/01/28	Aaa	319,080

243	Freddie Mac Gold Pool 847161	2.521%	5/01/31	Aaa	253,519

265	Freddie Mac Gold Pool 847190	2.563%	4/01/29	Aaa	276,767

981	Freddie Mac Gold Pool 847209	2.407%	10/01/30	Aaa	1,015,927

695	Freddie Mac Gold Pool 847210	2.457%	9/01/33	Aaa	745,901

1,161	Freddie Mac Gold Pool G05852	5.500%	3/01/39	Aaa	1,287,551

880	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712	3.484%	5/25/45	Aaa	882,944

1,399	Ginnie Mae Mortgage Pool MA2521	3.500%	1/20/45	Aaa	1,459,846

3,264	Government National Mortgage Association Pool AA5391	3.500%	6/15/42	Aaa	3,398,139

1,690	Invitation Homes Trust 2013-SFR1	1.576%	12/17/30	Aaa	1,656,112

963	Master Resecuritization Trust 2009-1	6.000%	10/25/36	A	1,006,317

2,213	Santander Drive Auto Receivables Trust, Series 2014-3	0.810%	7/16/18	AAA	2,210,654

Nuveen Investments	39

Nuveen Core Bond Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$137	Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-11	2.621%	8/25/34	N/R	$136,622

1,090	Structured Agency Credit Risk Debt Notes, 2013-DN2	1.877%	11/25/23	A2	1,090,442

2,783	U.S. Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%	2/15/35	Aaa	2,914,421

2	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2006-10A	5.408%	2/10/16	Aaa	2,112

1,691	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2010-P10B	3.215%	9/10/20	Aaa	1,740,594

1,273	Walter Investment Management Company Capital Trust, Series 2012-AA	4.549%	10/16/50	BBB	1,279,034

2,000	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C29	3.637%	6/15/48	Aaa	2,023,258
$76,482	Total Asset-Backed and Mortgage-Backed Securities (cost $77,722,955)				79,270,924

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 0.7%

	Mexico – 0.7%

$1,400	United Mexican States	5.625%	1/15/17	A3	$1,454,600
$1,400	Total Sovereign Debt (cost $1,387,694)				1,454,600
	Total Long-Term Investments (cost $186,709,342)				186,957,459

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 4.7%

	Money Market Funds – 4.7%

8,950,753	Mount Vernon Securities Lending Trust Prime Portfolio, (8)	0.108% (7)			$8,950,753
	Total Investments Purchased with Collateral from Securities Lending (cost $8,950,753)				8,950,753

Shares	Description (1)	Coupon			Value

	SHORT-TERM INVESTMENTS – 6.3%

	Money Market Funds – 6.3%

12,208,240	First American Treasury Obligations Fund, Class Z	0.473% (7)			$12,208,240
	Total Short-Term Investments (cost $12,208,240)				12,208,240
	Total Investments (cost $207,868,335) – 107.1%				208,116,452
	Other Assets Less Liabilities – (7.1)% (9)				(13,798,451)
	Net Assets – 100%				$194,318,001

40	Nuveen Investments

Investments in Derivatives as of December 31, 2015

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(254)	3/16	$(30,053,360)	$(35,719)	$67,606
U.S. Treasury 10-Year Note	Short	(100)	3/16	(12,590,625)	(25,231)	43,107
U.S. Treasury Long Bond	Long	1	3/16	153,750	(567)	(34)
U.S. Treasury Ultra Bond	Long	46	3/16	7,299,625	46,000	(3,111)
				$(35,190,610)	$(15,517)	$107,568
*	The aggregate Notional Amount at Value of long and short positions is $7,453,375 and $(42,643,985), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $8,646,040.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(6)	Principal Amount (000) rounds to less than $1,000.

(7)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(8)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(9)	Other assets less liabilities includes the unrealized appreciation (depreciation) of over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	41

Nuveen Core Plus Bond Fund

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 99.2%

	CORPORATE BONDS – 62.7%

	Aerospace & Defense – 1.3%

$1,295	BAE Systems Holdings, 144A	3.850%	12/15/25	BBB+	$1,282,791

2,780	Exelis, Inc.	5.550%	10/01/21	BBB–	3,048,662

1,460	Martin Marietta Materials	4.250%	7/02/24	BBB	1,433,613
5,535	Total Aerospace & Defense				5,765,066

	Air Freight & Logistics – 0.2%

800	XPO Logistics, Inc., 144A, (3)	6.500%	6/15/22	B2	740,000

	Airlines – 0.4%

1,589	Northwest Airlines Trust Pass-Through Certificates 2007-1	7.027%	11/01/19	A	1,770,343

	Automobiles – 0.7%

3,000	General Motors Corporation	4.000%	4/01/25	BBB–	2,842,089

	Banks – 10.5%

2,900	Bancolombia SA	5.950%	6/03/21	BBB+	2,990,625

795	Bank of America Corporation	6.250%	3/05/65	BB+	796,988

4,240	Bank of America Corporation	4.250%	10/22/26	A–	4,197,329

2,955	Bank of America Corporation, (3)	4.000%	4/01/24	A	3,023,692

2,965	Barclays Bank PLC	3.650%	3/16/25	A	2,849,439

845	CIT Group Inc.	5.000%	8/01/23	BB+	857,675

1,500	Citigroup Inc.	4.500%	1/14/22	A	1,606,820

1,235	Citigroup Inc.	3.875%	10/25/23	A	1,276,414

1,000	Citigroup Inc.	3.750%	6/16/24	A	1,018,466

2,215	Citigroup Inc.	3.300%	4/27/25	A	2,175,544

2,000	Citigroup Inc.	4.300%	11/20/26	A–	1,991,402

2,915	General Electric Capital Corporation	6.875%	1/10/39	AA+	3,973,139

1,890	HSBC Holdings PLC	6.800%	6/01/38	A+	2,352,455

1,250	JPMorgan Chase & Company	6.750%	12/31/49	BBB–	1,362,500

2,665	JPMorgan Chase & Company	3.200%	1/25/23	A+	2,657,759

1,680	JPMorgan Chase & Company	3.375%	5/01/23	A	1,652,063

2,180	JPMorgan Chase & Company	6.400%	5/15/38	A+	2,776,912

1,200	Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB	1,289,908

1,400	Santander UK PLC, 144A	5.000%	11/07/23	A–	1,457,331

2,520	Societe Generale, 144A	5.000%	1/17/24	A–	2,569,901

1,470	Standard Chartered PLC, 144A	5.700%	3/26/44	A2	1,471,186

1,200	State Bank of India London, 144A	4.875%	4/17/24	BBB–	1,282,542
43,020	Total Banks				45,630,090

42	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Biotechnology – 0.6%

$2,405	Baxalta Inc., 144A	4.000%	6/23/25	BBB+	$2,381,304

	Building Products – 0.9%

1,695	Masco Corporation	5.950%	3/15/22	BBB	1,830,600

2,120	Owens Corning Incorporated	4.200%	12/15/22	BBB–	2,122,574
3,815	Total Building Products				3,953,174

	Capital Markets – 2.8%

3,000	Goldman Sachs Group, Inc.	5.750%	1/24/22	A	3,411,954

3,685	Goldman Sachs Group, Inc.	6.750%	10/01/37	A–	4,304,644

4,105	Morgan Stanley	5.500%	7/28/21	A	4,601,348
10,790	Total Capital Markets				12,317,946

	Chemicals – 2.4%

2,000	Agrium Inc., (3)	3.375%	3/15/25	BBB	1,825,764

875	Braskem Finance Limited, 144A	5.750%	4/15/21	BBB–	761,250

3,830	Incitec Pivot Finance, 144A	6.000%	12/10/19	BBB	4,154,213

1,400	Office Cherifien Des Phosphates SA, 144A	5.625%	4/25/24	BBB–	1,420,650

1,510	Platform Specialty Products Corporation, 144A	6.500%	2/01/22	B+	1,306,150

1,000	PolyOne Corporation	5.250%	3/15/23	BB–	975,000
10,615	Total Chemicals				10,443,027

	Commercial Services & Supplies – 0.5%

1,000	ADT Corporation, (3)	6.250%	10/15/21	BBB–	1,044,550

990	R.R. Donnelley & Sons Company, (3)	7.625%	6/15/20	BB–	1,020,839
1,990	Total Commercial Services & Supplies				2,065,389

	Communications Equipment – 0.5%

2,350	Qualcomm, Inc., (3)	3.450%	5/20/25	A+	2,254,395

	Construction & Engineering – 0.3%

1,050	AECOM Technology Corporation	5.750%	10/15/22	BB–	1,081,500

	Construction Materials – 0.4%

1,550	Norbord Inc., 144A	5.375%	12/01/20	Ba2	1,550,000

	Consumer Finance – 1.8%

2,348	Capital One Bank	3.375%	2/15/23	Baa1	2,298,767

1,500	Discover Bank	4.250%	3/13/26	BBB+	1,510,074

1,790	Discover Financial Services	5.200%	4/27/22	BBB+	1,915,023

2,000	Ford Motor Credit Company, (3)	4.250%	9/20/22	BBB–	2,046,240
7,638	Total Consumer Finance				7,770,104

	Containers & Packaging – 0.7%

1,145	Packaging Corporation of America	3.650%	9/15/24	BBB	1,113,274

1,945	Rock-Tenn Company	4.900%	3/01/22	BBB	2,062,970
3,090	Total Containers & Packaging				3,176,244

Nuveen Investments	43

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services – 1.6%

$2,600	BNP Paribas, (3)	4.250%	10/15/24	A	$2,577,045

1,250	Fly Leasing Limited	6.750%	12/15/20	BB	1,281,063

3,050	Rabobank Nederland	3.875%	2/08/22	Aa2	3,219,132
6,900	Total Diversified Financial Services				7,077,240

	Diversified Telecommunication Services – 2.9%

1,315	AT&T, Inc.	5.550%	8/15/41	A–	1,320,411

3,190	Qwest Corporation	6.750%	12/01/21	BBB–	3,341,525

2,610	SBA Tower Trust, 144A	3.598%	4/15/43	BBB	2,600,921

1,000	Verizon Communications	5.150%	9/15/23	A–	1,099,442

1,000	Verizon Communications, (3)	3.500%	11/01/24	A–	988,187

2,010	Verizon Communications	6.900%	4/15/38	A–	2,402,855

700	Verizon Communications	6.550%	9/15/43	A–	831,024
11,825	Total Diversified Telecommunication Services				12,584,365

	Electric Utilities – 0.6%

1,590	FirstEnergy Transmission LLC, 144A	4.350%	1/15/25	Baa3	1,612,611

1,065	PPL Capital Funding Inc.	3.500%	12/01/22	BBB+	1,073,376
2,655	Total Electric Utilities				2,685,987

	Electronic Equipment, Instruments & Components – 0.2%

1,025	Anixter Inc.	5.125%	10/01/21	BB+	1,025,000

	Energy Equipment & Services – 2.1%

2,180	Diamond Offshore Drilling Inc., (3)	5.700%	10/15/39	BBB+	1,489,459

2,425	Ensco PLC, (3)	4.700%	3/15/21	BBB	1,953,415

2,000	Nabors Industries Inc., (3)	4.625%	9/15/21	Baa2	1,644,174

1,260	Noble Holding International Limited GDR, (3)	5.950%	4/01/25	BBB	869,518

2,000	Origin Energy Finance Limited, 144A	3.500%	10/09/18	BBB–	1,950,514

1,880	Weatherford International PLC	7.000%	3/15/38	BBB–	1,311,300
11,745	Total Energy Equipment & Services				9,218,380

	Food & Staples Retailing – 0.8%

1,000	Supervalu Inc.	6.750%	6/01/21	B	905,000

2,625	Walgreens Boots Alliance, Inc.	3.800%	11/18/24	BBB	2,548,689
3,625	Total Food & Staples Retailing				3,453,689

	Food Products – 1.0%

1,600	Kraft Foods Group Inc.	5.000%	6/04/42	BBB–	1,610,979

2,000	Mead Johnson Nutrition Co	4.125%	11/15/25	Baa1	2,016,078

750	Pilgrim’s Pride Corporation, 144A	5.750%	3/15/25	BB+	729,375
4,350	Total Food Products				4,356,432

	Health Care Providers & Services – 0.5%

2,205	UnitedHealth Group Incorporated	4.750%	7/15/45	A+	2,320,357

44	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Hotels, Restaurants & Leisure – 0.2%

$1,000	Wynn Macau Limited, 144A, (3)	5.250%	10/15/21	Ba2	$880,000

	Household Durables – 0.6%

1,500	Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	BB–	1,445,625

1,375	Harman International Industries, Inc.	4.150%	5/15/25	BBB–	1,318,552
2,875	Total Household Durables				2,764,177

	Industrial Conglomerates – 0.5%

2,000	Tyco International Group	3.900%	2/14/26	A3	2,005,668

	Insurance – 1.7%

1,475	AFLAC Insurance	6.450%	8/15/40	A–	1,809,191

1,650	Genworth Holdings Inc.	4.800%	2/15/24	Ba1	1,113,750

2,000	Lincoln National Corporation	4.200%	3/15/22	A–	2,091,280

2,190	XLIT Limited	4.450%	3/31/25	BBB	2,146,548
7,315	Total Insurance				7,160,769

	Leisure Products – 0.7%

2,950	Hyatt Hotels Corporation	3.375%	7/15/23	BBB	2,802,742

	Machinery – 1.3%

1,000	CTP Transportation Products LLC-Finance Inc., 144A	8.250%	12/15/19	B	1,042,500

1,120	Cummins Engine Inc.	4.875%	10/01/43	A+	1,156,315

1,850	Ingersoll-Rand Luxembourg Finance SA	3.550%	11/01/24	BBB	1,811,292

1,480	Pentair Finance SA	4.650%	9/15/25	BBB	1,516,877
5,450	Total Machinery				5,526,984

	Media – 5.6%

3,590	21st Century Fox America Inc.	6.650%	11/15/37	BBB+	4,171,799

1,470	CBS Corporation	3.500%	1/15/25	BBB	1,402,333

1,500	CCO Holdings LLC Finance Corporation, 144A	5.125%	5/01/23	BB–	1,501,875

2,000	CCO Safari II LLC, 144A	4.908%	7/23/25	BBB–	1,998,034

1,040	Cox Communications Inc., 144A	3.250%	12/15/22	BBB+	945,353

2,000	Cox Communications Inc., 144A	3.850%	2/01/25	BBB+	1,833,770

2,270	DIRECTV Holdings LLC	3.800%	3/15/22	A–	2,285,731

1,895	NBC Universal Media LLC	6.400%	4/30/40	A–	2,362,388

1,925	NBC Universal Media LLC	4.450%	1/15/43	A–	1,884,714

1,250	Numericable Group SA, 144A	6.000%	5/15/22	B+	1,212,500

1,635	SES SA, 144A	3.600%	4/04/23	BBB	1,592,686

1,300	Sinclair Television Group	6.375%	11/01/21	B+	1,339,000

1,290	Time Warner Inc.	3.875%	1/15/26	BBB+	1,279,400

625	Unitymedia KabelBW GmbH, 144A	6.125%	1/15/25	B	617,594
23,790	Total Media				24,427,177

Nuveen Investments	45

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Metals & Mining – 3.3%

$500	Alcoa Inc., (3)	5.400%	4/15/21	BBB–	$486,250

1,625	Allegheny Technologies Inc.	6.625%	8/15/23	BB–	958,750

3,620	Anglogold Holdings PLC	6.500%	4/15/40	Baa3	2,407,300

1,090	ArcelorMittal, (3)	7.000%	2/25/22	BB+	877,450

1,000	First Quantum Minerals Limited, 144A	6.750%	2/15/20	BB–	645,000

1,535	Freeport McMoRan, Inc., (3)	3.550%	3/01/22	BBB	890,300

1,800	Newmont Mining Corporation	3.500%	3/15/22	BBB	1,604,961

2,000	Nucor Corporation	4.000%	8/01/23	A–	1,939,884

1,270	Rio Tinto Finance USA PLC, (3)	2.875%	8/21/22	A–	1,151,931

1,350	Teck Resources Limited, (3)	3.750%	2/01/23	BB+	624,375

1,050	Vale Overseas Limited, (3)	4.375%	1/11/22	BBB	794,670

1,075	Xstrata Finance Canada Limited, 144A	6.900%	11/15/37	BBB	860,000

1,480	Yamana Gold Inc.	4.950%	7/15/24	Baa3	1,255,860
19,395	Total Metals & Mining				14,496,731

	Multiline Retail – 0.3%

1,250	Family Tree Escrow LLC, 144A, (3)	5.250%	3/01/20	Ba3	1,290,625

	Oil, Gas & Consumable Fuels – 6.0%

2,120	Anadarko Petroleum Corporation	6.200%	3/15/40	BBB	1,950,402

1,570	Apache Corporation	4.250%	1/15/44	BBB+	1,256,502

1,750	Baytex Energy Corporation	6.625%	7/19/22	BB	965,567

1,685	Berkshire Hathaway Energy Company	6.125%	4/01/36	A3	1,963,724

616	California Resources Corporation, 144A, (3)	8.000%	12/15/22	BB+	324,170

230	California Resources Corporation, (3)	5.500%	9/15/21	BB–	72,450

1,150	Calumet Specialty Products, (3)	6.500%	4/15/21	B+	1,000,500

370	Canadian Natural Resources Limited	5.850%	2/01/35	BBB+	327,953

1,500	Cenovus Energy Inc.	3.800%	9/15/23	BBB	1,358,814

606	Chesapeake Energy Corporation, 144A	8.000%	12/15/22	BB–	296,940

2,000	Continental Resources Inc., (3)	5.000%	9/15/22	BBB–	1,475,000

1,125	EnLink Midstream Partners LP	4.150%	6/01/25	BBB	865,924

700	Hess Corporation, (3)	3.500%	7/15/24	BBB	613,346

1,615	Kinder Morgan Energy Partners, LP	4.250%	9/01/24	BBB–	1,374,832

1,000	Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	880,000

1,470	NGL Energy Partners LP/Fin Co	5.125%	7/15/19	BB–	1,161,300

630	Petro Canada	6.800%	5/15/38	A–	688,862

1,150	Reliance Holdings USA Inc., 144A	5.400%	2/14/22	BBB+	1,244,231

500	Sabine Pass Liquefaction LLC	5.625%	2/01/21	BB+	460,000

1,645	Southwestern Energy Company, (3)	4.100%	3/15/22	BBB–	1,034,639

1,560	Spectra Energy Partners LP	4.750%	3/15/24	BBB	1,511,843

46	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$1,400	Targa Resources Inc.	4.250%	11/15/23	BB+	$1,078,000

2,500	Transocean Inc.	4.300%	10/15/22	BB+	1,325,000

1,660	Valero Energy Corporation	3.650%	3/15/25	BBB	1,566,590

1,380	Woodside Finance Limtied, 144A	3.650%	3/05/25	BBB+	1,223,215
31,932	Total Oil, Gas & Consumable Fuels				26,019,804

	Paper & Forest Products – 0.9%

1,100	Domtar Corporation	4.400%	4/01/22	BBB–	1,118,790

1,785	Domtar Corporation, (3)	6.750%	2/15/44	BBB–	1,744,070

1,240	Resolute Forest Products	5.875%	5/15/23	BB–	902,100
4,125	Total Paper & Forest Products				3,764,960

	Personal Products – 0.7%

2,265	International Paper Company	8.700%	6/15/38	BBB	2,914,477

	Pharmaceuticals – 0.2%

1,000	Endo Finance LLC / Endo Finco Inc., 144A, (3)	6.000%	2/01/25	B1	985,000

	Real Estate Investment Trust – 3.2%

2,780	American Tower Company	5.000%	2/15/24	BBB	2,942,916

2,200	Digital Realty Trust Inc.	3.625%	10/01/22	BBB	2,114,794

1,865	Omega Healthcare Investors Inc.	4.950%	4/01/24	BBB–	1,883,661

1,815	Piedmont Operating Partnership LP	4.450%	3/15/24	BBB	1,817,169

1,200	Plum Creek Timberlands LP	4.700%	3/15/21	BBB	1,276,732

2,315	Realty Income Corporation	3.250%	10/15/22	BBB+	2,234,929

1,670	Vereit Operating Partner	4.600%	2/06/24	BB+	1,582,325
13,845	Total Real Estate Investment Trust				13,852,526

	Software – 1.1%

2,750	Computer Sciences Corporation	4.450%	9/15/22	BBB+	2,821,181

2,000	Total System Services Inc.	3.750%	6/01/23	BBB+	1,941,284
4,750	Total Software				4,762,465

	Specialty Retail – 0.4%

1,255	Bed Bath and Beyond Incorporated	4.915%	8/01/34	A–	1,119,046

500	Guitar Center Inc., 144A	6.500%	4/15/19	B–	425,000
1,755	Total Specialty Retail				1,544,046

	Technology Hardware, Storage & Peripherals – 0.7%

2,685	Hewlett Packard Enterprise Co, 144A, (3)	4.900%	10/15/25	A–	2,636,887

520	NCR Corporation	5.000%	7/15/22	BB	504,400
3,205	Total Technology Hardware, Storage & Peripherals				3,141,287

	Textiles, Apparel & Luxury Goods – 0.3%

1,200	Levi Strauss & Company, (3)	5.000%	5/01/25	BB	1,194,000

Nuveen Investments	47

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Trading Companies & Distributors – 0.4%

$1,925	Air Lease Corporation	3.875%	4/01/21	BBB–	$1,934,625

	Wireless Telecommunication Services – 0.9%

1,000	ENTEL Chile SA, 144A	4.750%	8/01/26	BBB+	935,557

1,100	Millicom International Cellular SA, 144A	6.625%	10/15/21	BB+	1,016,125

1,000	Sprint Corporation	7.250%	9/15/21	B+	745,000

1,325	T-Mobile USA Inc.	6.731%	4/28/22	BB	1,381,313
4,425	Total Wireless Telecommunication Services				4,077,995
$280,019	Total Corporate Bonds (cost $280,567,164)				272,008,179

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 4.9%

	Banks – 1.5%

$1,500	HSBC Holdings PLC	6.375%	N/A (4)	BBB	$1,481,250

1,525	Nordea Bank AB, 144A	6.125%	N/A (4)	BBB	1,489,086

500	Standard Chartered PLC, 144A, (3)	6.500%	N/A (4)	BBB–	483,091

1,485	SunTrust Bank Inc., (3)	5.625%	N/A (4)	Baa3	1,494,281

1,525	Wachovia Capital Trust III	5.570%	N/A (4)	BBB	1,468,956
6,535	Total Banks				6,416,664

	Capital Markets – 0.6%

2,415	Goldman Sachs Capital II	4.000%	N/A (4)	Ba1	1,702,575

1,000	UBS Group AG, Reg S	7.125%	N/A (4)	BB+	1,047,176
3,415	Total Capital Markets				2,749,751

	Consumer Finance – 0.2%

985	American Express Company	5.200%	N/A (4)	Baa2	972,688

	Diversified Financial Services – 0.3%

1,035	BNP Paribas, 144A	7.375%	N/A (4)	BBB–	1,062,169

	Electric Utilities – 0.4%

1,785	Electricite de France, 144A	5.250%	N/A (4)	Baa1	1,677,900

	Food Products – 0.3%

1,300	Land O’ Lakes Incorporated, 144A	8.000%	N/A (4)	BB	1,350,375

	Industrial Conglomerates – 0.4%

1,852	General Electric Company, (3)	4.000%	N/A (4)	AA–	1,851,750

	Insurance – 1.2%

1,000	Allstate Corporation	5.750%	8/15/53	Baa1	1,028,000

1,585	Catlin Insurance Company Limited, 144A	7.249%	N/A (4)	BBB+	1,260,075

1,395	Principal Financial Group	4.700%	5/15/55	Baa2	1,386,630

48	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

$1,500	Prudential Financial Inc.	5.200%	3/15/44	BBB+	$1,448,250
5,480	Total Insurance				5,122,955
$22,387	Total $1,000 Par (or similar) Institutional Preferred (cost $21,589,720)				21,204,252

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.0%

$65,000	U.S. Treasury Notes	2.250%	11/15/25	Aaa	$64,854
$65,000	Total U.S. Government and Agency Obligations (cost $64,726)				64,854

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 28.9%

$2,913	321 Henderson Receivables LLC, Series 2010-3A	3.820%	12/15/48	Aaa	$2,984,919

1,250	American Homes 4 Rent, Series 2014-SFR1	2.776%	6/17/31	Baa2	1,212,916

1,599	American Homes 4 Rent, Series 2014-SFR2	3.786%	10/17/36	Aaa	1,608,757

3,165	AmeriCold LLC Trust, Series 2010	6.811%	1/14/29	A+	3,568,806

540	Bank of America Commercial Mortgage Inc. , Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	4.512%	9/15/48	A–	520,877

345	Bank of America Commercial Mortgage Inc. , Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	3.167%	9/15/48	BBB–	251,037

403	Bank of America Funding Trust, Mortgage Pass-Through Certificates, Series 2007-4	5.500%	6/25/37	C	92,328

1,100	Barclays Commercial Mortgage, Mortgage Pass-Through Certificates, Series 2015-STP	4.284%	9/10/28	BBB–	1,072,844

1,250	Bayview Financial Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2005-D	5.500%	12/28/35	BB+	1,233,054

750	CarFinance Capital Auto Trust, Automobile Receivables-Backed Notes, Series 2013-1, 144A	3.450%	3/15/19	Aa3	755,851

1,785	Commercial Mortgage Pass-Through Certificates 2015-CR22	4.127%	3/10/48	A–	1,695,877

2,000	Commercial Mortgage Pass-Through Certificates, Series 2014-SAVA	2.826%	6/15/34	A	1,991,810

1,305	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26	4.495%	10/10/48	A–	1,232,940

117	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2004-J1	6.000%	2/25/34	A+	121,030

1,034	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-19CB	6.000%	8/25/36	Caa3	944,443

866	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-2	2.438%	2/25/34	BB+	835,178

165	Countrywide Home Loans, Asset-Backed Certificates, Series 2003-SC1	2.677%	9/25/23	Baa3	163,808

1,095	Credit Suisse Commercial Mortgage Trust, 2014-ICE	1.976%	4/15/27	A–	1,083,004

2,274	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-8	6.187%	4/25/33	A	2,260,246

76	Fannie Mae Mortgage Pool 250551	7.000%	5/01/26	Aaa	87,490

323	Fannie Mae Mortgage Pool 252255	6.500%	2/01/29	Aaa	368,780

Nuveen Investments	49

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$539		Fannie Mae Mortgage Pool 254169	6.500%	12/01/31	Aaa	$623,046

556		Fannie Mae Mortgage Pool 254379	7.000%	7/01/32	Aaa	644,535

418		Fannie Mae Mortgage Pool 254513	6.000%	10/01/22	Aaa	471,559

1,130		Fannie Mae Mortgage Pool 255575	5.500%	1/01/25	Aaa	1,257,945

201		Fannie Mae Mortgage Pool 256845	6.500%	8/01/37	Aaa	230,124

725		Fannie Mae Mortgage Pool 256852	6.000%	8/01/27	Aaa	818,195

268		Fannie Mae Mortgage Pool 256890	6.000%	9/01/37	Aaa	293,995

66		Fannie Mae Mortgage Pool 340798	7.000%	4/01/26	Aaa	72,373

91		Fannie Mae Mortgage Pool 545359	2.568%	3/01/31	Aaa	94,610

197		Fannie Mae Mortgage Pool 545813	7.000%	7/01/32	Aaa	236,224

125		Fannie Mae Mortgage Pool 545815	7.000%	7/01/32	Aaa	149,321

767		Fannie Mae Mortgage Pool 555798	6.500%	5/01/33	Aaa	883,566

1,262		Fannie Mae Mortgage Pool 555843	2.362%	8/01/30	Aaa	1,304,325

8		Fannie Mae Mortgage Pool 591038	7.000%	8/01/16	Aaa	8,157

142		Fannie Mae Mortgage Pool 673010	5.500%	12/01/17	Aaa	145,684

963		Fannie Mae Mortgage Pool 688330	6.000%	3/01/33	Aaa	1,103,586

1,861		Fannie Mae Mortgage Pool 709446	5.500%	7/01/33	Aaa	2,114,584

216		Fannie Mae Mortgage Pool 725553	2.379%	9/01/33	Aaa	228,607

1,170		Fannie Mae Mortgage Pool 735054	1.926%	11/01/34	Aaa	1,221,452

1,382		Fannie Mae Mortgage Pool 735273	6.500%	6/01/34	Aaa	1,616,576

547		Fannie Mae Mortgage Pool 745101	6.000%	4/01/32	Aaa	609,739

166		Fannie Mae Mortgage Pool 781776	6.000%	10/01/34	Aaa	188,728

536		Fannie Mae Mortgage Pool 885536	6.000%	8/01/36	Aaa	612,237

643		Fannie Mae Mortgage Pool 900555	6.000%	9/01/36	Aaa	737,366

2,171		Fannie Mae Mortgage Pool 932323	4.500%	12/01/39	Aaa	2,349,450

—	(5)	Fannie Mae Mortgage Pool 983077	5.000%	5/01/38	Aaa	242

—	(5)	Fannie Mae Mortgage Pool 985344	5.500%	7/01/38	Aaa	133

3,562		Fannie Mae Mortgage Pool AB1959	4.000%	12/01/40	Aaa	3,777,804

2,876		Fannie Mae Mortgage Pool AC1877	4.500%	9/01/39	Aaa	3,112,029

3,400		Fannie Mae Mortgage Pool AD4375	5.000%	5/01/40	Aaa	3,747,494

4,680		Fannie Mae Mortgage Pool AE7265	4.000%	1/01/41	Aaa	4,963,778

1,323		Fannie Mae Mortgage Pool AL0160	4.500%	5/01/41	Aaa	1,431,781

1,108		Fannie Mae Mortgage Pool MA1028	4.000%	4/01/42	Aaa	1,175,217

4		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1988-24 G	7.000%	10/25/18	Aaa	4,406

2		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1989-44 H	9.000%	7/25/19	Aaa	2,633

1		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1989-90 E	8.700%	12/25/19	Aaa	944

50	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$8	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1990-102 J	6.500%	8/25/20	Aaa	$8,826

60	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1990-105 J	6.500%	9/25/20	Aaa	63,676

2	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1990-30 E	6.500%	3/25/20	Aaa	2,165

6	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1990-61 H	7.000%	6/25/20	Aaa	6,365

6	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1990-72 B	9.000%	7/25/20	Aaa	6,159

41	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1991-134 Z	7.000%	10/25/21	Aaa	44,071

24	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1991-56 M	6.750%	6/25/21	Aaa	25,287

5	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1992-120 C	6.500%	7/25/22	Aaa	5,241

207	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1996-35 Z	7.000%	7/25/26	Aaa	230,687

907	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 2005-62 JE	5.000%	6/25/35	Aaa	994,128

884	Fannie Mae REMIC Pass-Through Certificates 2003-W1 B1	4.196%	12/25/42	AAA	541,911

1,000	Fannie Mae TBA, Mortgage Pool, (WI/DD)	5.000%	TBA	Aaa	1,100,579

2,235	Fannie Mae TBA, Mortgage Pool, (WI/DD)	4.000%	TBA	Aaa	2,364,430

8,910	Fannie Mae TBA, Mortgage Pool, (WI/DD)	3.500%	TBA	Aaa	9,189,738

7,025	Fannie Mae TBA, Mortgage Pool, (WI/DD)	3.000%	TBA	Aaa	7,022,556

1,649	Fannie Mae, Connecticut Avenue Securities Series 2014-C01	2.027%	1/25/24	AA+	1,651,430

1,380	Fannie Mae, Connecticut Avenue Securities, Series 2015-C03	5.427%	7/25/25	Aaa	1,372,891

6	Federal Home Loan Mortgage Corporation, REMIC 1022 J	6.000%	12/15/20	Aaa	6,371

15	Federal Home Loan Mortgage Corporation, REMIC 1118 Z	8.250%	7/15/21	Aaa	16,177

12	Federal Home Loan Mortgage Corporation, REMIC 162 F	7.000%	5/15/21	Aaa	12,424

8	Federal Home Loan Mortgage Corporation, REMIC 1790 A	7.000%	4/15/22	Aaa	8,375

42	Federal Home Loan Mortgage Corporation, REMIC 188 H	7.000%	9/15/21	Aaa	45,599

217	Federal Home Loan Mortgage Corporation, REMIC 2704 JF	0.977%	5/15/23	Aaa	217,735

456	Federal Home Loan Mortgage Corporation, REMIC 3591 FP	1.027%	6/15/39	Aaa	459,577

1	Federal Home Loan Mortgage Corporation, REMIC 6 C	9.050%	6/15/19	Aaa	1,317

1,839	Freddie Mac Gold Pool 1G2163	2.470%	9/01/37	Aaa	1,947,416

299	Freddie Mac Gold Pool 846984	2.094%	6/01/31	Aaa	313,957

441	Freddie Mac Gold Pool 847180	2.524%	3/01/30	Aaa	456,102

283	Freddie Mac Gold Pool 847190	2.563%	4/01/29	Aaa	295,725

398	Freddie Mac Gold Pool 847240	2.478%	7/01/30	Aaa	413,731

307	Freddie Mac Mortgage Pool, Various A15521	6.000%	11/01/33	Aaa	348,468

Nuveen Investments	51

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$499		Freddie Mac Mortgage Pool, Various A17212	6.500%	7/01/31	Aaa	$576,359

314		Freddie Mac Mortgage Pool, Various C00676	6.500%	11/01/28	Aaa	361,208

119		Freddie Mac Mortgage Pool, Various H09059	7.000%	8/01/37	Aaa	130,206

86		Freddie Mac Mortgage Pool, Various P10023	4.500%	3/01/18	Aaa	86,224

305		Freddie Mac Mortgage Pool, Various P10032	4.500%	5/01/18	Aaa	311,915

1,000		Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2012-K711	3.684%	8/25/45	Aaa	1,011,389

1,315		Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712	3.484%	5/25/45	Aaa	1,319,400

52		Freddie Mac Non Gold Participation Certificates	2.459%	5/01/25	Aaa	54,624

2,500		Ginnie Mae Mortgage Pool, (WI/DD)	4.000%	TBA	Aaa	2,654,221

522		Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP2 1A2	7.500%	3/25/35	B1	573,681

571		Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP3 1A2	7.500%	9/25/35	B1	630,975

1,570		Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2015-GC32	3.345%	7/10/48	BBB–	1,143,529

3,667		Government National Mortgage Association Pool 4946	4.500%	2/20/41	Aaa	3,993,728

127		Government National Mortgage Association Pool 537699	7.500%	11/15/30	Aaa	141,632

—	(5)	Government National Mortgage Association Pool 8259	1.875%	8/20/23	Aaa	478

2,000		Green Tree Agency Advance Funding Trust, Manufactured Housing Contract Pass-Through Certificates, Series 2015-T2	3.687%	10/15/48	AA	1,978,900

621		IndyMac INDX Mortgage Loan Trust, Pass-Through Certificates, Series 2005-AR1	2.535%	3/25/35	BBB+	618,290

3,090		Invitation Homes Trust 2014-SFR1	3.026%	6/17/31	Baa2	3,044,849

630		JP Morgan Chase Commercial Mortgage Securities Trust, Pass-Through Certificates 2015-C29	3.842%	5/15/48	BBB–	470,257

359		Lehman Mortgage Trust, Mortgage Pass-Through Certificates, Series 2008-6	5.254%	7/25/47	BB+	362,122

1,444		Master Resecuritization Trust 2009-1	6.000%	10/25/36	A	1,509,476

1,693		Mid-State Capital Corporation Trust Notes, Series 2005-1	5.745%	1/15/40	AA	1,816,160

1,250		ML_CFC Commercial Mortgage Trust, Pass-Through Certificates, Series 2007-8	5.887%	8/12/49	BB	1,281,446

895		Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22	4.385%	4/15/48	BBB–	726,526

524		Mortgage Asset Securitization Transaction Inc., Alternative Loan Trust Mortgage Pass-Through Certificates Series 2004-1	7.000%	1/25/34	BBB–	541,551

1,309		RBSSP Resecuritization Trust, Series 2012-8 1A1	0.525%	10/26/36	N/R	1,265,297

199		Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-11	2.621%	8/25/34	N/R	197,715

61		U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2006-P10B	5.681%	8/10/16	Aaa	62,393

4,219		United States Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%	2/15/35	Aaa	4,418,262

52	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,363		Wachovia Mortgage Loan Trust LLC, Mortgage Pass-Through Certificates, Series 2005-B	2.772%	10/20/35	D	$2,056,122

1,571		Wells Fargo Commercial Mortgage Trust, Commercial Mortgage-Pass-Through Certificates, Series 2015-C26	3.586%	2/15/48	BBB–	1,168,324

526		Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2007-2	5.750%	3/25/37	Caa2	511,382

626		Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2013-C15	4.629%	8/15/46	BBB–	575,189
$122,161		Total Asset-Backed and Mortgage-Backed Securities (cost $121,307,123)				125,085,384

Principal Amount (000) (6)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		SOVEREIGN DEBT – 2.7%

		Costa Rica – 0.2%

$1,000		Republic of Costa Rica, 144A	7.000%	4/04/44	Ba1	$833,750

		Indonesia – 0.2%

1,000		Republic of Indonesia, 144A, (3)	4.750%	1/08/26	Baa3	987,662

		Mexico – 1.0%

351	MXN	Mexico Bonos de DeSarrollo	8.500%	12/13/18	A	2,240,376

343	MXN	Mexico Bonos de DeSarrollo	8.000%	12/07/23	A	2,227,549
		Total Mexico				4,467,925

		South Africa – 1.1%

3,365		Republic of South Africa, (3)	5.875%	9/16/25	Baa2	3,439,736

24,115	ZAR	Republic of South Africa	7.000%	2/28/31	Baa2	1,187,590
		Total South Africa				4,627,326

		Sri Lanka – 0.2%

1,000		Republic of Sri Lanka, (3)	6.850%	11/03/25	BB–	941,977
		Total Sovereign Debt (cost $14,153,373)				11,858,640
		Total Long-Term Investments (cost $437,682,106)				430,221,309

Shares		Description (1)	Coupon			Value

		INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 9.3%

		Money Market Funds – 9.3%

40,469,109		Mount Vernon Securities Lending Trust Prime Portfolio, (8)	0.108% (7)			$40,469,109
		Total Investments Purchased with Collateral from Securities Lending (cost $40,469,109)				40,469,109

Nuveen Investments	53

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 5.8%

	Money Market Funds – 5.8%

24,964,422	First American Treasury Obligations Fund, Class Z	0.473% (7)	$24,964,422
	Total Short-Term Investments (cost $24,964,422)		24,964,422
	Total Investments (cost $503,115,637) – 114.3%		495,654,840
	Other Assets Less Liabilities – (14.3)% (9)		(62,118,540)
	Net Assets – 100%		$433,536,300

Investments in Derivatives as of December 31, 2015

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Notional Amount (Local Currency)	In Exchange For Currency	Notional Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation) (U.S. Dollars)
Bank of America, N.A.	Mexican Peso	78,470,000	U.S. Dollar	4,591,843	1/29/16	$48,589
Goldman Sacks Bank USA	Canadian Dollar	1,516,000	U.S. Dollar	1,121,302	1/29/16	25,620
Goldman Sacks Bank USA	U.S. Dollar	130,447	Canadian Dollar	181,000	1/29/16	370
Nomura International PLC	South African Rand	67,000,000	U.S. Dollar	4,573,753	1/29/16	264,881
Nomura International PLC	U.S. Dollar	1,267,082	South African Rand	20,120,000	1/29/16	26,866
Nomura International PLC	U.S. Dollar	1,823,009	South African Rand	28,941,000	1/29/16	38,231
						$404,557

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$12,000,000	Receive	3-Month USD- LIBOR-ICE	2.078%	Semi- Annually	2/19/23	$(187,101)	N/A	$(187,101)
Morgan Stanley & Co. LLC*	18,000,000	Receive	3-Month USD- LIBOR-ICE	2.743	Semi- Annually	4/15/24	(1,009,753)	951,520	(1,009,753)
	$30,000,000						$(1,196,854)	$951,520	$(1,196,854)
*	Citigroup Global Markets Inc. is the clearing broker for this transactions.

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value**	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(76)	3/16	$(8,992,344)	$(10,687)	$29,505
U.S. Treasury 10-Year Note	Short	(273)	3/16	(34,372,406)	(81,047)	81,938
U.S. Treasury Long Bond	Short	(13)	3/16	(1,998,750)	(6,500)	23,937
U.S. Treasury Ultra Bond	Long	19	3/16	3,015,062	19,000	20,704
				$(42,348,438)	$(79,234)	$156,084
**	Total aggregate Notional Amount at Value of long and short positions is $3,015,062 and $(45,363,500), respectively.

54	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $38,972,483.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Principal Amount (000) rounds to less than $1,000.

(6)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(7)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(8)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(9)	Other assets less liabilities includes the unrealized appreciation (depreciation) of over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities.

N/A	Not applicable.

GDR	Global Depositary Receipt.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

MXN	Mexican Peso

ZAR	South African Rand

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rate Intercontinental Exchange.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	55

Nuveen Inflation Protected Securities Fund

Portfolio of Investments	December 31, 2015 (Unaudited)

Shares	Description (1)	Coupon		Ratings (2)	Value

	LONG-TERM INVESTMENTS – 98.8%

	CONVERTIBLE PREFERRED SECURITIES – 0.1%

	Banks – 0.1%

200	Bank of America Corporation	7.250%		BB+	$218,654
	Total Convertible Preferred Securities (cost $174,350)				218,654

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.1%

	Capital Markets – 0.1%

15,000	UBS Preferred Funding Trust IV	1.122%		BB+	$293,250
	Total $25 Par (or similar) Retail Preferred (cost $241,200)				293,250

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 5.8%

	Airlines – 0.1%

$437	American Airlines Inc., Pass-Through Trust 2013-2B, 144A	5.600%	7/15/20	BBB–	$445,339

	Auto Components – 0.2%

300	American & Axle Manufacturing Inc., (3)	6.625%	10/15/22	BB–	314,250

300	Tenneco Inc.	5.375%	12/15/24	BB+	304,500
600	Total Auto Components				618,750

	Automobiles – 0.1%

465	General Motors Corporation	4.000%	4/01/25	BBB–	440,524

	Banks – 0.1%

385	CIT Group Inc., 144A, (3)	5.500%	2/15/19	BB+	402,325

170	CIT Group Inc.	5.000%	8/01/23	BB+	172,550
555	Total Banks				574,875

	Building Products – 0.1%

300	Hardwoods Acquisition Inc., 144A	7.500%	8/01/21	B	247,500

250	Owens Corning Incorporated	4.200%	12/15/22	BBB–	250,304
550	Total Building Products				497,804

	Chemicals – 0.1%

250	Hexion Inc.	6.625%	4/15/20	B3	195,625

250	NOVA Chemicals Corporation, 144A, (3)	5.250%	8/01/23	BBB–	247,500
500	Total Chemicals				443,125

	Commercial Services & Supplies – 0.3%

250	Clean Harbors Inc.	5.250%	8/01/20	BB+	255,000

547	Covanta Energy Corporation, Synthetic Letter of Credit	6.375%	10/01/22	Ba3	544,265

56	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Commercial Services & Supplies (continued)

$500	R.R. Donnelley & Sons Company, (3)	7.625%	6/15/20	BB–	$515,575
1,297	Total Commercial Services & Supplies				1,314,840

	Construction & Engineering – 0.1%

500	AECOM Technology Corporation	5.750%	10/15/22	BB–	515,000

	Construction Materials – 0.2%

300	Cemex SAB de CV, 144A, (3)	5.700%	1/11/25	BB–	250,875

380	Norbord Inc., 144A	5.375%	12/01/20	Ba2	380,000
680	Total Construction Materials				630,875

	Containers & Packaging – 0.0%

175	Graphic Packaging International Inc.	4.875%	11/15/22	BB+	177,188

	Diversified Financial Services – 0.1%

225	Nationstar Mortgage LLC Capital Corporation	7.875%	10/01/20	B+	215,325

	Diversified Telecommunication Services – 0.9%

200	CenturyLink Inc.	6.750%	12/01/23	BB+	187,500

250	CyrusOne LP Finance	6.375%	11/15/22	B+	257,500

3,060	SBA Tower Trust, 144A	3.598%	4/15/43	BBB	3,049,356
3,510	Total Diversified Telecommunication Services				3,494,356

	Energy Equipment & Services – 0.1%

500	Regency Energy Partners Finance	6.500%	7/15/21	BBB–	502,500

	Food Products – 0.1%

200	JBS Investments GmbH, 144A	7.250%	4/03/24	BB+	181,500

300	Pilgrim’s Pride Corporation, 144A	5.750%	3/15/25	BB+	291,750
500	Total Food Products				473,250

	Health Care Providers & Services – 1.0%

1,700	Catholic Health Initiatives	1.600%	11/01/17	A+	1,696,656

200	Community Health Systems, Inc.	5.125%	8/01/21	BB	199,000

500	HCA Inc., (3)	4.250%	10/15/19	BBB–	510,000

1,715	Mayo Clinic Rochester	3.774%	11/15/43	AA	1,593,436
4,115	Total Health Care Providers & Services				3,999,092

	Hotels, Restaurants & Leisure – 0.1%

400	Wynn Macau Limited, 144A	5.250%	10/15/21	Ba2	352,000

	Household Durables – 0.3%

450	Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	BB–	433,687

250	CalAtlantic Group Inc.	5.875%	11/15/24	BB	261,250

400	Rialto Holdings LLC-Rialto Corporation, 144A	7.000%	12/01/18	B	406,000
1,100	Total Household Durables				1,100,937

Nuveen Investments	57

Nuveen Inflation Protected Securities Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Independent Power & Renewable Electricity Producers – 0.2%

$275	AES Corporation	7.375%	7/01/21	BB	$280,500

500	Calpine Corporation	5.375%	1/15/23	BB–	448,750
775	Total Independent Power & Renewable Electricity Producers				729,250

	Media – 0.6%

400	Altice S.A, 144A	7.750%	5/15/22	B	361,000

200	Charter Communications, CCO Holdings LLC, (3)	5.125%	2/15/23	BB–	200,250

225	CSC Holdings Inc.	8.625%	2/15/19	BB	239,625

300	Dish DBS Corporation	4.250%	4/01/18	BB–	300,750

400	Numericable Group SA, 144A	4.875%	5/15/19	B+	396,500

200	Numericable Group SA, 144A	6.000%	5/15/22	B+	194,000

350	Sinclair Television Group	6.375%	11/01/21	B+	360,500

195	WMG Acquisition Group, 144A	6.000%	1/15/21	B1	195,975
2,270	Total Media				2,248,600

	Metals & Mining – 0.1%

250	ArcelorMittal, (3)	7.000%	2/25/22	BB+	201,250

	Oil, Gas & Consumable Fuels – 0.1%

215	Calumet Specialty Products, (3)	7.625%	1/15/22	B+	182,750

300	Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B1	213,000

150	Targa Resources Inc.	4.250%	11/15/23	BB+	115,500
665	Total Oil, Gas & Consumable Fuels				511,250

	Personal Products – 0.1%

200	Albea Beauty Holdings SA, 144A	8.375%	11/01/19	B	208,000

	Real Estate Investment Trust – 0.0%

200	Gaming and Leisure Products Inc., GLP Capital LP Financing II Inc., (3)	4.375%	11/01/18	BBB–	198,000

	Road & Rail – 0.0%

175	Hertz Corporation, (3)	7.375%	1/15/21	B	181,563

	Specialty Retail – 0.2%

420	Best Buy Co., Inc.	5.500%	3/15/21	Baa1	434,700

475	The Men’s Warehouse Inc.	7.000%	7/01/22	B2	337,250
895	Total Specialty Retail				771,950

	Technology Hardware, Storage & Peripherals – 0.1%

500	NCR Corporation	5.000%	7/15/22	BB	485,000

	Textiles, Apparel & Luxury Goods – 0.1%

300	Levi Strauss & Company, (3)	5.000%	5/01/25	BB	298,500

	Wireless Telecommunication Services – 0.4%

200	Altice Financing SA, 144A	6.625%	2/15/23	BB–	197,500

200	Millicom International Cellular SA, 144A	6.625%	10/15/21	BB+	184,750

58	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Wireless Telecommunication Services (continued)

$200	Softbank Corporation, 144A, (3)	4.500%	4/15/20	BB+	$199,000

200	Sprint Communications Inc., 144A	7.000%	3/01/20	BB	200,500

400	Telecom Italia SpA, 144A	5.303%	5/30/24	BBB–	395,000

400	T-Mobile USA Inc.	6.731%	4/28/22	BB	417,000
1,600	Total Wireless Telecommunication Services				1,593,750
$23,939	Total Corporate Bonds (cost $24,413,229)				23,222,893

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 0.0%

	Capital Markets – 0.0%

$200	Goldman Sachs Capital II	4.000%	N/A (4)	Ba1	$141,000
$200	Total $1,000 Par (or similar) Institutional Preferred (cost $162,451)				141,000

Principal Amount (000)	Description (1)		Optional Call Provisions (5)	Ratings (2)	Value

	MUNICIPAL BONDS – 0.5%

	Maryland – 0.3%

$1,250	Baltimore County, Maryland, General Obligation Bonds, Taxable Series 2012, 0.951%, 8/01/17		No Opt. Call	AAA	$1,247,238

	Ohio – 0.2%

820	Hamilton County, Ohio, Sewer System Revenue Bonds, Metropolitan Sewer District of Greater Cincinnati, Refunding Series 2013B, 1.233%, 12/01/16		No Opt. Call	AA+	822,861
$2,070	Total Municipal Bonds (cost $2,070,000)				2,070,099

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 88.2%

$5,896	U.S. Treasury Bonds	3.875%	4/15/29	Aaa	$7,993,519

2,330	U.S. Treasury Bonds	2.500%	2/15/45	Aaa	2,086,268

20,686	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/17	Aaa	20,639,871

16,961	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/18	Aaa	16,921,020

3,971	U.S. Treasury Inflation Indexed Obligations	2.125%	1/15/19	Aaa	4,199,971

13,616	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/19	Aaa	13,527,727

5,015	U.S. Treasury Inflation Indexed Obligations	1.375%	1/15/20	Aaa	5,209,459

14,066	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/20	Aaa	13,876,906

11,664	U.S. Treasury Inflation Indexed Obligations	1.250%	7/15/20	Aaa	12,118,703

20,766	U.S. Treasury Inflation Indexed Obligations	1.125%	1/15/21	Aaa	21,388,658

12,146	U.S. Treasury Inflation Indexed Obligations	0.625%	7/15/21	Aaa	12,212,700

29,948	U.S. Treasury Inflation Indexed Obligations	0.125%	1/15/22	Aaa	28,987,086

Nuveen Investments	59

Nuveen Inflation Protected Securities Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)

$13,848	U.S. Treasury Inflation Indexed Obligations	0.125%	7/15/22	Aaa	$13,410,322

20,727	U.S. Treasury Inflation Indexed Obligations	0.125%	1/15/23	Aaa	19,844,997

19,960	U.S. Treasury Inflation Indexed Obligations	0.375%	7/15/23	Aaa	19,470,289

19,337	U.S. Treasury Inflation Indexed Obligations	0.625%	1/15/24	Aaa	19,088,142

13,647	U.S. Treasury Inflation Indexed Obligations	0.125%	7/15/24	Aaa	12,940,119

9,993	U.S. Treasury Inflation Indexed Obligations	2.375%	1/15/25	Aaa	11,342,923

28,719	U.S. Treasury Inflation Indexed Obligations	0.250%	1/15/25	Aaa	27,365,177

5,962	U.S. Treasury Inflation Indexed Obligations	2.000%	1/15/26	Aaa	6,612,038

4,423	U.S. Treasury Inflation Indexed Obligations	2.375%	1/15/27	Aaa	5,103,525

1,697	U.S. Treasury Inflation Indexed Obligations	1.750%	1/15/28	Aaa	1,850,854

1,801	U.S. Treasury Inflation Indexed Obligations	3.625%	4/15/28	Aaa	2,350,461

4,093	U.S. Treasury Inflation Indexed Obligations	2.500%	1/15/29	Aaa	4,839,275

4,567	U.S. Treasury Inflation Indexed Obligations	2.125%	2/15/40	Aaa	5,358,256

5,479	U.S. Treasury Inflation Indexed Obligations	2.125%	2/15/41	Aaa	6,464,624

16,030	U.S. Treasury Inflation Indexed Obligations	0.750%	2/15/42	Aaa	14,025,283

5,814	U.S. Treasury Inflation Indexed Obligations	0.625%	2/15/43	Aaa	4,898,789

1,735	U.S. Treasury Inflation Indexed Obligations	1.375%	2/15/44	Aaa	1,758,408

3,207	U.S. Treasury Inflation Indexed Obligations	0.750%	2/15/45	Aaa	2,784,113

12,538	U.S. Treasury Notes	0.375%	7/15/25	Aaa	12,116,900
$350,642	Total U.S. Government and Agency Obligations (cost $355,528,304)				350,786,383

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 3.5%

$2,939	Colony Anerican Homes Trust 2014-1A	1.576%	5/17/31	Aaa	$2,878,823

2,000	Commercial Mortgage Pass-Through Certificates Series 2012-CR4	1.801%	10/15/45	AAA	1,983,693

640	Credit Suisse Commercial Mortgage Trust, 2014-ICE	1.976%	4/15/27	A–	632,989

569	DBUBS Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-LC3A	3.642%	8/10/44	Aaa	571,509

680	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712	3.484%	5/25/45	Aaa	682,275

2,092	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-GG11	5.736%	12/10/49	AAA	2,158,064

22	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C1	3.853%	6/15/43	Aaa	22,390

2,955	JPMorgan JPMBB Commercial Mortgage Securities Trust, Pass-Through Certificates, Series 2013-C12	3.664%	7/15/45	AAA	3,038,113

2,026	Wells Fargo – Royal Bank of Scotland Commercial Mortgage Trust, Series 2012-C10 A3	2.875%	12/15/45	Aaa	2,000,028
$13,923	Total Asset-Backed and Mortgage-Backed Securities (cost $14,305,553)				13,967,884

60	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 0.6%

	Canada – 0.5%

$1,500	Quebec Province	7.500%	7/15/23	Aa2	$1,960,461

	Poland – 0.1%

250	Republic of Poland	6.375%	7/15/19	A2	285,625
$1,750	Total Sovereign Debt (cost $2,219,992)				2,246,086
	Total Long-Term Investments (cost $399,115,079)				392,946,249

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.9%

	Money Market Funds – 0.9%

3,513,550	Mount Vernon Securities Lending Trust Prime Portfolio, (7)	0.108% (6)			$3,513,550
	Total Investments Purchased with Collateral from Securities Lending (cost $3,513,550)				3,513,550

Shares	Description (1)	Coupon			Value

	SHORT-TERM INVESTMENTS – 0.6%

	Money Market Funds – 0.6%

2,580,386	First American Treasury Obligations Fund, Class Z	0.473% (6)			$2,580,386
	Total Short-Term Investments (cost $2,580,386)				2,580,386
	Total Investments (cost $405,209,015) – 100.3%				399,040,185
	Other Assets Less Liabilities – (0.3)% (8)				(1,115,000)
	Net Assets – 100%				$397,925,185

Investments in Derivatives as of December 31, 2015

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/ Payable	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(378)	3/16	$(44,725,078)	$(53,156)	$128,500
U.S. Treasury 10-Year Note	Short	(60)	3/16	(7,554,375)	(17,813)	24,434
U.S. Treasury Long Bond	Long	40	3/16	6,150,000	20,000	5,864
U.S. Treasury Ultra Bond	Long	38	3/16	6,030,125	36,302	3,502
				$(40,099,328)	$(14,667)	$162,300
*	Total aggregate Notional Amount at Value of long and short positions is $12,180,125 and $(52,279,453), respectively.

Nuveen Investments	61

Nuveen Inflation Protected Securities Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $3,376,638.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(6)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(7)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

62	Nuveen Investments

Nuveen Intermediate Government Bond Fund

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 97.0%

	CORPORATE BONDS – 0.6%

	Health Care Providers & Services – 0.6%

$400	Catholic Health Initiatives	1.600%	11/01/17	A+	$399,213
$400	Total Corporate Bonds (cost $399,884)				399,213

Principal Amount (000)	Description (1)		Optional Call Provisions (3)	Ratings (2)	Value

	MUNICIPAL BONDS – 3.1%

	Louisiana – 0.7%

$500	Louisiana Local Government Environmental Facilities and Community Development Authority, System Restoration Revenue Bonds, Louisiana Utilities Restoration Corporation Project/EGSL, Series 2010, 3.220%, 2/01/21		No Opt. Call	AAA	$511,060

	Ohio – 2.4%

145	Akron, Ohio, General Obligation Bonds, Refunding Various Purpose Series 2014B, 0.950%, 12/01/16		No Opt. Call	AA–	144,814

345	Columbus, Ohio, General Obligation Bonds, Various Purpose, Taxable Series 2014C, 3.000%, 2/15/19		No Opt. Call	AAA	358,793

285	Hamilton County, Ohio, Sewer System Revenue Bonds, Metropolitan Sewer District of Greater Cincinnati, Refunding Series 2013B, 1.233%, 12/01/16		No Opt. Call	AA+	285,995

845	Ohio State, General Obligation Bonds, Higher Education, Build America Bond Series 2010E, 3.328%, 8/01/17 – AGM Insured		No Opt. Call	AA+	870,097
1,620	Total Ohio				1,659,699
$2,120	Total Municipal Bonds (cost $2,178,229)				2,170,759

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 61.6%

$1,000	Fannie Mae Notes	1.250%	9/27/18	Aaa	$995,005

1,000	Fannie Mae Notes	1.330%	10/24/19	Aaa	985,276

1,385	Fannie Mae Notes	1.500%	11/30/20	Aaa	1,360,994

680	Fannie Mae Notes, (4)	1.125%	10/19/18	Aaa	675,827

790	Federal Farm Credit Bank Discount Notes	1.030%	5/11/18	Aaa	785,071

940	Federal Farm Credit Banks, Consolidated Systemwide Notes	0.500%	8/23/16	Aaa	939,269

755	Federal Farm Credit Banks, Consolidated Systemwide Notes	0.750%	8/14/17	Aaa	751,238

360	Federal Farm Credit Banks, Consolidated Systemwide Notes	1.750%	4/01/21	Aaa	352,368

675	Federal Home Loan Bank Bonds	1.000%	12/19/17	Aaa	673,342

755	Federal Home Loan Bank Bonds	1.200%	8/14/18	Aaa	752,373

1,080	Federal Home Loan Bank Bonds	4.125%	3/13/20	Aaa	1,183,936

955	Federal Home Loan Bank Bonds	2.875%	6/14/24	Aaa	981,005

Nuveen Investments	63

Nuveen Intermediate Government Bond Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)

$2,260	Federal Home Loan Bank Bonds	2.875%	9/13/24	Aaa	$2,309,761

775	Federal Home Loan Bank Bonds, (4)	1.875%	12/09/22	Aaa	753,776

825	Federal Home Loan Bank Bonds, (4)	2.375%	3/14/25	Aaa	806,342

735	Federal Home Loan Banks, Discount Notes	2.220%	3/28/23	Aaa	731,733

590	Federal Home Loan Mortgage Corporation, Notes	2.375%	1/13/22	Aaa	598,199

670	Federal National Mortgage Association	5.000%	3/15/16	Aaa	676,243

535	Federal National Mortgage Association	0.000%	10/09/19	Aaa	495,576

2,205	Federal National Mortgage Association	1.500%	6/22/20	Aaa	2,178,421

710	FICO STRIPS	0.000%	5/02/17	Aaa	700,015

250	Financing Corporation	9.400%	2/08/18	Aaa	292,346

270	Freddie Mac Reference Notes	5.000%	12/14/18	Aa2	297,525

530	Tennessee Valley Authority	3.875%	2/15/21	Aaa	578,788

325	U.S. Treasury Bonds	8.750%	8/15/20	Aaa	425,924

535	U.S. Treasury Bonds	7.250%	8/15/22	Aaa	707,853

320	U.S. Treasury Notes	3.125%	5/15/19	Aaa	337,699

730	U.S. Treasury Notes	1.500%	11/30/19	Aaa	727,233

1,860	U.S. Treasury Notes, (4)	2.000%	7/31/20	Aaa	1,881,888

1,660	U.S. Treasury Notes	2.000%	11/30/20	Aaa	1,677,304

1,000	U.S. Treasury Notes	2.000%	2/28/21	Aaa	1,008,616

745	U.S. Treasury Notes	2.000%	11/15/21	Aaa	747,344

1,185	U.S. Treasury Notes	2.000%	2/15/22	Aaa	1,187,338

1,685	U.S. Treasury Notes	1.750%	5/15/23	Aaa	1,641,508

2,435	U.S. Treasury Notes	2.750%	11/15/23	Aaa	2,541,173

3,505	U.S. Treasury Notes	2.000%	2/15/25	Aaa	3,425,959

3,915	U.S. Treasury Notes	2.125%	5/15/25	Aaa	3,863,677

1,275	U.S. Treasury Notes	2.000%	8/15/25	Aaa	1,243,105

250	U.S. Treasury Notes	2.250%	11/15/25	Aaa	249,441

1,145	U.S. Treasury Securities, Stripped Interest Payments	0.000%	2/15/22	Aaa	1,005,395
$43,300	Total U.S. Government and Agency Obligations (cost $43,142,971)				43,525,886

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 31.7%

$497	321 Henderson Receivables LLC, Series 2010-3A	3.820%	12/15/48	Aaa	$509,479

597	321 Henderson Receivables LLC., Series 2010-1A	5.560%	7/15/59	Aaa	651,919

500	Barclays Dryrock Issuance Trust 2014-1	0.691%	12/16/19	AAA	499,515

307	Colony American Homes Trust 2014-1A	1.400%	5/17/31	Aaa	300,562

330	Commercial Mortgage Pass-Through Certificates Series 2012-CR4	1.801%	10/17/45	AAA	327,309

444	Credit Suisse Commercial Mortgage Trust, 2015-2	3.000%	2/25/45	AAA	446,411

64	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$218	DBUBS Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-LC3A	3.642%	8/12/44	Aaa	$219,209

550	Entergy New Orleans Store Recovery Funding LLC, Series 2015-1	2.670%	6/01/27	AAA	561,145

801	Fannie Mae Alternative Credit Enhanced Securities	1.637%	11/25/17	Aaa	803,738

912	Fannie Mae Alternative Credit Enhanced Securities	0.484%	12/25/17	Aaa	910,790

349	Fannie Mae Connecticut Avenue Securities, Series 2014-C02	1.372%	5/28/24	Aaa	345,351

108	Fannie Mae Mortgage Pool 254169	6.500%	12/01/31	Aaa	124,609

70	Fannie Mae Mortgage Pool 254179	6.000%	1/01/22	Aaa	79,491

75	Fannie Mae Mortgage Pool 254344	6.500%	6/01/22	Aaa	85,648

35	Fannie Mae Mortgage Pool 254373	6.500%	7/01/17	Aaa	35,527

40	Fannie Mae Mortgage Pool 254414	7.000%	7/01/17	Aaa	40,506

69	Fannie Mae Mortgage Pool 254720	4.500%	5/01/18	Aaa	71,064

838	Fannie Mae Mortgage Pool 467749	3.240%	4/01/16	Aaa	837,036

4	Fannie Mae Mortgage Pool 580516	5.500%	4/01/16	Aaa	3,815

69	Fannie Mae Mortgage Pool 596680	7.000%	9/01/31	Aaa	77,500

211	Fannie Mae Mortgage Pool 596712	6.500%	6/01/32	Aaa	235,065

41	Fannie Mae Mortgage Pool 656269	6.000%	8/01/32	Aaa	46,006

20	Fannie Mae Mortgage Pool 673010	5.500%	12/01/17	Aaa	20,396

46	Fannie Mae Mortgage Pool 695765	5.500%	4/01/18	Aaa	47,626

110	Fannie Mae Mortgage Pool 725793	5.500%	9/01/19	Aaa	115,313

171	Fannie Mae Mortgage Pool 745101	6.000%	4/01/32	Aaa	190,336

132	Fannie Mae Mortgage Pool 848390	2.086%	12/01/35	Aaa	138,304

184	Fannie Mae Mortgage Pool 886034	2.820%	7/01/36	Aaa	196,394

80	Fannie Mae Mortgage Pool 887017	6.500%	8/01/36	Aaa	92,527

254	Fannie Mae Mortgage Pool 913187	2.489%	4/01/37	Aaa	271,109

502	Fannie Mae Mortgage Pool 914224	2.360%	3/01/37	Aaa	534,957

139	Fannie Mae Mortgage Pool 928519	7.000%	6/01/37	Aaa	153,493

138	Fannie Mae Mortgage Pool 995949	2.573%	9/01/36	Aaa	146,591

574	Fannie Mae Mortgage Pool AB1959	4.000%	12/01/40	Aaa	609,323

635	Fannie Mae Mortgage Pool AD0486	2.470%	4/01/34	Aaa	671,269

58	Fannie Mae Mortgage Pool AE0981	3.500%	3/01/41	Aaa	59,736

347	Fannie Mae Mortgage Pool AE4876	3.500%	10/01/40	Aaa	358,603

48	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates	1.083%	2/25/16	Aaa	48,107

301	Fannie Mae REMIC Pass-Through Certificates 2002-W1 2A	6.335%	2/25/42	Aaa	346,423

307	Fannie Mae, Connecticut Avenue Securities, Series 2014-C03	1.622%	7/25/24	Aaa	305,856

456	FDIC Structures Sale Guaranteed Notes, Series 2010-S1	3.250%	4/25/38	Aaa	465,637

656	Federal Home Loan Mortgage Corporation, REMIC	0.581%	11/15/42	Aaa	653,872

311	Freddie Mac Gold Pool 1H1396	2.500%	5/01/37	Aaa	329,255

440	Freddie Mac Gold Pool 780836	2.468%	9/01/33	Aaa	466,613

Nuveen Investments	65

Nuveen Intermediate Government Bond Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$265	Freddie Mac Gold Pool 848193	2.404%	3/01/36	Aaa	$280,914

21	Freddie Mac Mortgage Pool, Various C35768	7.500%	1/01/30	Aaa	22,533

49	Freddie Mac Mortgage Pool, Various G00876	6.500%	1/01/28	Aaa	55,607

125	Freddie Mac Mortgage Pool, Various G01244	6.500%	3/01/31	Aaa	145,024

206	Freddie Mac Mortgage Trust 2013-KF02	3.422%	12/25/45	AAA	211,168

385	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K701	2.776%	6/26/17	Aaa	388,829

510	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K010 A1	3.320%	7/25/20	Aaa	524,355

549	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K715	2.059%	3/25/20	Aaa	554,634

16	Freddie Mac Multifamily Structured Pass-Through Certificates Series KF01	0.772%	4/25/19	Aaa	16,400

440	Freddie Mac Structured Pass-Through Certificates, Series K-501	1.655%	11/25/16	Aaa	440,932

597	Freddie Mac Structured Pass-Through Certificates, Series K-502 A2	1.426%	8/25/17	AAA	597,081

726	Freddie Mac Structured Pass-Through Certificates, Series K008	2.746%	12/25/19	Aaa	740,171

740	Freddie Mac Whole Loan Securities Trust, Structured Pass-Through Certificates, Series 2015-SC01	3.500%	5/25/45	N/R	747,072

49	Government National Mortgage Association Pool 3120	6.500%	8/20/31	Aaa	57,571

19	Government National Mortgage Association Pool 347332	7.500%	12/15/22	Aaa	18,896

5	Government National Mortgage Association Pool 455304	7.000%	9/15/27	Aaa	5,465

364	Government National Mortgage Association Pool 4946	4.500%	2/20/41	Aaa	396,175

64	Government National Mortgage Association Pool 570134	7.500%	12/15/31	Aaa	66,672

557	Government National Mortgage Association Pool 633605	6.000%	9/15/34	Aaa	646,716

124	Government National Mortgage Association Pool 780825	6.500%	7/15/28	Aaa	142,395

230	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9	0.825%	5/17/46	Aaa	228,775

350	Origen Manufactured Housing Contract Trust Collateralized Notes Series 2005B	5.990%	1/15/37	A+	365,909

376	Structured Agency Credit Risk 2014-DN1	1.221%	2/26/24	Aa3	376,030

434	United States Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%	2/15/35	Aaa	454,650

237	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2008-10A	5.902%	2/01/18	Aaa	251,977

337	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2010-P10A	4.108%	3/10/20	Aaa	352,962

497	Centerpoint Energy Transition Bond Company LLC	0.901%	4/15/18	AAA	496,106

394	Entergy Arkansas Restoration Funding LLC, Senior Secured Storm Recovery Bonds, Series 2010-A	2.300%	8/01/21	AAA	395,358
$21,640	Total Asset-Backed and Mortgage-Backed Securities (cost $21,732,075)				22,413,812
	Total Long-Term Investments (cost $67,453,159)				68,509,670

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 4.7%

	Money Market Funds – 4.7%

3,362,425	Mount Vernon Securities Lending Trust Prime Portfolio, (6)	0.472% (5)			$3,362,425
	Total Investments Purchased with Collateral from Securities Lending (cost $3,362,425)				3,362,425

66	Nuveen Investments

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 1.9%

	Money Market Funds – 1.9%

1,359,290	First American Treasury Obligations Fund, Class Z	0.108% (5)	$1,359,290
	Total Short-Term Investments (cost $1,359,290)		1,359,290
	Total Investments (cost $72,174,874) – 103.6%		73,231,385
	Other Assets Less Liabilities – (3.6)% (7)		(2,564,344)
	Net Assets – 100%		$70,667,041

Investments in Derivatives as of December 31, 2015

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(56)	3/16	$(6,625,937)	$(7,875)	$12,085
U.S. Treasury 10-Year Note	Short	(39)	3/16	(4,910,344)	(11,083)	19,284
U.S. Treasury Long Bond	Long	10	3/16	1,537,500	5,000	(8,015)
				$(9,998,781)	$(13,958)	$23,354
*	Total aggregate Notional Amount at Value of long and short positions is $1,537,500 and $(11,536,281), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $3,246,704.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities.

See accompanying notes to financial statements.

Nuveen Investments	67

Nuveen Short Term Bond Fund

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 97.9%

	CORPORATE BONDS – 45.0%

	Airlines – 1.3%

$2,221	American Airlines Pass-Through Trust 2013-2C, 144A	6.000%	1/15/17	BB	$2,264,677

1,987	Delta Air Lines Pass-Through Certificates Series 2012-1A	4.750%	5/07/20	A	2,096,162

1,402	Delta Air Lines Pass-Through Certificates, Series 2012-1B, 144A	6.875%	5/07/19	BBB	1,507,056

335	Delta Airlines	5.300%	4/15/19	A	355,450

972	Northwest Airlines Trust Pass-Through Certificates 2007-1	7.027%	11/01/19	A	1,082,648

823	US Airways Pass-Through Trust	7.076%	3/20/21	A	887,227
7,740	Total Airlines				8,193,220

	Auto Components – 0.1%

853	American & Axle Manufacturing Inc., (3)	6.625%	10/15/22	BB–	893,518

	Automobiles – 1.2%

3,135	Daimler Finance NA LLC, 144A	1.875%	1/11/18	A–	3,122,664

2,000	General Motors Financial Company Inc., (3)	3.200%	7/13/20	BBB–	1,969,202

3,000	Volkswagen Group of America Finance LLC, 144A, (3)	1.600%	11/20/17	A3	2,912,982
8,135	Total Automobiles				8,004,848

	Banks – 8.5%

2,250	Abbey National Treasury Services PLC of London	3.050%	8/23/18	A1	2,309,137

7,820	Bank of America Corporation	5.650%	5/01/18	A	8,408,760

3,305	Bank of Nova Scotia	1.375%	12/18/17	Aa2	3,289,314

3,525	BB&T Corporation	1.450%	1/12/18	A+	3,502,119

2,000	Credit Agricole SA, 144A, (3)	3.000%	10/01/17	A	2,037,948

2,000	Fifth Third Bancorp.	4.500%	6/01/18	A–	2,106,348

7,600	General Electric Capital Corporation	5.625%	5/01/18	AA+	8,289,419

2,000	HSBC USA Inc.	1.625%	1/16/18	AA–	1,990,278

1,500	ING Bank NV, 144A	3.750%	3/07/17	A1	1,536,792

7,000	JPMorgan Chase & Company	6.000%	1/15/18	A+	7,560,910

3,000	KeyCorp.	2.300%	12/13/18	A–	3,004,398

2,000	Nordea Bank AB, 144A	3.125%	3/20/17	AA–	2,039,528

2,000	Societe Generale	2.750%	10/12/17	A	2,027,842

6,105	Wells Fargo & Company, (3)	2.125%	4/22/19	AA–	6,109,457
52,105	Total Banks				54,212,250

	Beverages – 0.3%

2,000	Heineken NV, 144A	1.400%	10/01/17	BBB+	1,992,094

	Biotechnology – 0.4%

1,000	Baxalta Inc., 144A	2.000%	6/22/18	BBB+	989,753

68	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Biotechnology (continued)

$1,665	Biogen Inc.	2.900%	9/15/20	A–	$1,661,345
2,665	Total Biotechnology				2,651,098

	Capital Markets – 3.6%

2,840	Deutsche Bank AG London	2.500%	2/13/19	A3	2,861,578

8,660	Goldman Sachs Group, Inc.	6.150%	4/01/18	A	9,404,162

4,995	Morgan Stanley	5.950%	12/28/17	A	5,371,129

2,250	Nomura Holdings Incorporated	2.750%	3/19/19	BBB+	2,262,537

3,000	UBS AG Stamford	1.800%	3/26/18	A	2,995,164
21,745	Total Capital Markets				22,894,570

	Chemicals – 1.7%

2,215	Eastman Chemical Company	2.700%	1/15/20	BBB	2,194,017

2,635	Ecolab Inc.	1.450%	12/08/17	BBB+	2,610,173

1,165	Ineos Group Holdings SA, 144A, (3)	6.125%	8/15/18	B–	1,153,350

2,000	Petrologistics LP Finance Corporation	6.250%	4/01/20	AA–	2,090,000

2,750	Sherwin-Williams Company	1.350%	12/15/17	A	2,726,760
10,765	Total Chemicals				10,774,300

	Commercial Services & Supplies – 0.5%

1,250	ADT Corporation, (3)	4.125%	4/15/19	BBB–	1,285,938

2,000	ERAC USA Finance LLC, 144A	2.800%	11/01/18	BBB+	2,013,446
3,250	Total Commercial Services & Supplies				3,299,384

	Consumer Finance – 1.1%

1,200	Ally Financial Inc	8.000%	12/31/18	BB	1,314,000

2,750	American Express Company	1.550%	5/22/18	A+	2,728,825

2,000	Ford Motor Credit Company	1.500%	1/17/17	BBB–	1,985,920

1,250	Navient Corporation	5.000%	10/26/20	BB	1,096,875
7,200	Total Consumer Finance				7,125,620

	Diversified Financial Services – 1.4%

2,570	BNP Paribas	2.700%	8/20/18	A+	2,606,892

1,000	Fly Leasing Limited	6.750%	12/15/20	BB	1,024,850

1,000	Rabobank Nederland Utrecht	3.375%	1/19/17	Aa2	1,022,202

1,500	Rabobank Nederland	2.250%	1/14/19	Aa2	1,504,830

1,000	Synchrony Financial	1.875%	8/15/17	BBB–	995,396

1,575	Voya Financial Inc.	2.900%	2/15/18	BBB	1,592,309
8,645	Total Diversified Financial Services				8,746,479

	Diversified Telecommunication Services – 1.9%

2,300	AT&T, Inc.	1.400%	12/01/17	A–	2,289,482

1,250	Frontier Communications Corporation	8.125%	10/01/18	BB	1,290,625

3,420	SBA Tower Trust, 144A	3.598%	4/15/43	BBB	3,408,104

Nuveen Investments	69

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Telecommunication Services (continued)

$4,730	Verizon Communications	3.650%	9/14/18	A–	$4,947,055
11,700	Total Diversified Telecommunication Services				11,935,266

	Energy Equipment & Services – 0.5%

2,000	Regency Energy Partners Finance	6.500%	7/15/21	BBB–	2,010,000

1,000	SESI, LLC	7.125%	12/15/21	BBB–	890,000
3,000	Total Energy Equipment & Services				2,900,000

	Food & Staples Retailing – 1.0%

1,250	Supervalu Inc.	6.750%	6/01/21	B	1,131,250

2,015	Sysco Corporation	2.600%	10/01/20	A2	2,018,992

3,050	Walgreens Boots Alliance, Inc.	1.750%	11/17/17	BBB	3,044,208
6,315	Total Food & Staples Retailing				6,194,450

	Food Products – 1.6%

2,175	Bunge Limited Finance Company, (3)	3.500%	11/24/20	BBB	2,163,853

1,065	Kraft Heinz Foods Company, 144A	2.000%	7/02/18	BBB–	1,061,194

2,500	Mondelez International Inc.	2.250%	2/01/19	Baa1	2,499,428

2,500	Tyson Foods	2.650%	8/15/19	BBB	2,502,010

2,000	Wm. Wrigley Jr. Company, 144A	2.900%	10/21/19	A–	2,019,212
10,240	Total Food Products				10,245,697

	Gas Utilities – 0.3%

1,000	AmeriGas Finance LLC	6.750%	5/20/20	Ba2	972,500

1,300	Ferrellgas LP	8.625%	6/15/20	B–	1,222,000
2,300	Total Gas Utilities				2,194,500

	Health Care Equipment & Supplies – 0.5%

3,260	Becton Dickinson & Company	1.800%	12/15/17	BBB+	3,255,436

	Health Care Providers & Services – 1.9%

3,000	Aetna Inc.	1.500%	11/15/17	A	2,988,627

3,000	Cardinal Health Inc.	2.400%	11/15/19	A–	2,999,949

1,500	HCA Inc.	4.250%	10/15/19	BBB–	1,530,000

1,300	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	1,196,000

1,750	Wellpoint Inc.	1.875%	1/15/18	A	1,742,578

1,500	Zoetis Incorporated	1.875%	2/01/18	Baa2	1,479,914
12,050	Total Health Care Providers & Services				11,937,068

	Hotels, Restaurants & Leisure – 0.4%

1,100	International Game Technology	7.500%	6/15/19	BB+	1,176,780

1,250	MGM Resorts International Inc., (3)	6.750%	10/01/20	BB	1,284,375
2,350	Total Hotels, Restaurants & Leisure				2,461,155

	Household Durables – 0.1%

750	William Lyon Homes Incorporated	8.500%	11/15/20	B–	793,125

70	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Independent Power & Renewable Electricity Producers – 0.1%

$800	Dynegy Inc., (3)	6.750%	11/01/19	B+	$752,000

	Insurance – 0.9%

2,700	Prudential Financial Inc.	6.000%	12/01/17	A	2,899,468

1,000	Security Benefit Life Insurance Company, 144A	8.750%	5/15/16	BBB	1,022,938

2,000	Sirius International Group Limited, 144A	6.375%	3/20/17	BBB	2,042,996
5,700	Total Insurance				5,965,402

	IT Services – 0.5%

3,490	Visa Inc.	2.200%	12/14/20	A+	3,487,348

	Life Sciences Tools & Services – 0.4%

2,520	Thermo Fischer Scientific Inc.	1.300%	2/01/17	BBB	2,511,057

	Machinery – 0.1%

750	BlueLine Rental Finance Corporation, 144A, (3)	7.000%	2/01/19	B+	675,000

	Media – 2.9%

2,600	British Sky Broadcasting Group PLC, 144A	6.100%	2/15/18	BBB	2,799,987

2,000	CCO Safari II LLC, 144A	3.579%	7/23/20	BBB–	1,988,544

4,000	Comcast Corporation, (3)	5.875%	2/15/18	A–	4,357,088

3,370	DIRECTV Holdings LLC	2.400%	3/15/17	A–	3,397,230

1,600	Discovery Communications Inc.	5.625%	8/15/19	Baa2	1,741,222

1,500	Dish DBS Corporation	4.250%	4/01/18	BB–	1,503,750

1,500	Numericable Group SA, 144A	4.875%	5/15/19	B+	1,486,875

1,000	Thomson Reuters Corporation	1.300%	2/23/17	BBB+	995,272
17,570	Total Media				18,269,968

	Metals & Mining – 1.2%

1,250	Alcoa Inc.	6.150%	8/15/20	BBB–	1,290,625

1,250	ArcelorMittal	5.250%	2/25/17	BB+	1,207,375

1,462	Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas Inc.	6.125%	6/15/19	BBB	1,068,137

2,500	Nucor Corporation	5.850%	6/01/18	A–	2,676,523

1,735	Rio Tinto Finance USA PLC	1.625%	8/21/17	A–	1,710,181
8,197	Total Metals & Mining				7,952,841

	Multi-Utilities – 0.4%

2,665	Sempra Energy	2.300%	4/01/17	BBB+	2,680,454

	Oil, Gas & Consumable Fuels – 3.2%

1,000	Anadarko Petroleum Corporation	6.375%	9/15/17	BBB	1,048,601

645	Calumet Specialty Products, (3)	6.500%	4/15/21	B+	561,150

3,000	Canadian Natural Resources Limited	1.750%	1/15/18	BBB+	2,918,304

2,000	CNOOC Finance 2014 ULC	1.625%	4/30/17	AA–	1,988,430

2,000	Kinder Morgan Inc., Delaware	7.000%	6/15/17	BBB–	2,060,212

Nuveen Investments	71

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$4,345	Phillips 66	2.950%	5/01/17	A3	$4,403,983

750	Sabine Pass Liquefaction LLC	5.625%	2/01/21	BB+	690,000

3,000	Sinopec Group Overseas Development 2014 Limited, 144A	1.101%	4/10/17	AA–	2,995,383

1,370	Spectra Energy Partners LP	2.950%	9/25/18	BBB	1,346,270

1,780	SunCor Energy Inc.	6.100%	6/01/18	A–	1,914,696

1,000	Whiting Petroleum Corporation	5.000%	3/15/19	BB–	755,000
20,890	Total Oil, Gas & Consumable Fuels				20,682,029

	Paper & Forest Products – 0.2%

1,000	Mercer International Inc.	7.000%	12/01/19	B+	1,002,500

	Pharmaceuticals – 0.6%

3,540	McKesson Corporation	1.292%	3/10/17	BBB+	3,530,166

	Real Estate Investment Trust – 1.5%

2,000	American Tower Company	4.500%	1/15/18	BBB	2,085,812

2,000	First Industrial Realty Trust	5.950%	5/15/17	BBB–	2,099,304

1,145	Gaming and Leisure Products Inc., GLP Capital LP Financing II Inc., (3)	4.375%	11/01/18	BBB–	1,133,550

2,605	Realty Income Corporation	2.000%	1/31/18	BBB+	2,606,448

2,000	Ventas Realty LP	2.000%	2/15/18	BBB+	1,990,436
9,750	Total Real Estate Investment Trust				9,915,550

	Software – 1.3%

3,130	CA Inc.	2.875%	8/15/18	BBB+	3,142,705

3,460	Symantec Corporation	2.750%	6/15/17	BBB	3,455,412

2,000	Total System Services Inc.	2.375%	6/01/18	BBB+	1,979,358
8,590	Total Software				8,577,475

	Specialty Retail – 0.3%

2,020	Hyundai Capital America, 144A	2.400%	10/30/18	A–	2,013,916

	Technology Hardware, Storage & Peripherals – 0.9%

2,720	Apple Inc.	2.100%	5/06/19	AA+	2,752,460

1,875	Hewlett Packard Enterprise Co, 144A	2.850%	10/05/18	A–	1,874,318

1,000	Seagate HDD Cayman	3.750%	11/15/18	BBB–	992,697
5,595	Total Technology Hardware, Storage & Peripherals				5,619,475

	Tobacco – 0.8%

2,000	BAT International Finance PLC, 144A	2.125%	6/07/17	A–	2,012,588

3,000	Reynolds American Inc., (3)	2.300%	8/21/17	BBB–	3,023,586
5,000	Total Tobacco				5,036,174

	Trading Companies & Distributors – 0.2%

1,500	Air Lease Corporation	2.625%	9/04/18	BBB–	1,483,023

	Transportation Infrastructure – 0.3%

2,000	Aviation Capital Group Corporation, 144A	2.875%	9/17/18	BBB–	1,988,524

72	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Wireless Telecommunication Services – 0.9%

$1,250	Softbank Corporation, 144A, (3)	4.500%	4/15/20	BB+	$1,243,750

1,000	T-Mobile USA Inc.	6.464%	4/28/19	BB	1,029,819

3,480	Vodafone Group PLC	1.500%	2/19/18	BBB+	3,441,545
5,730	Total Wireless Telecommunication Services				5,715,114
$284,375	Total Corporate Bonds (cost $291,405,283)				288,562,094

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 0.5%

	Banks – 0.5%

$3,000	Citigroup Inc.	8.400%	N/A (4)	BB+	$3,268,500
$3,000	Total $1,000 Par (or similar) Institutional Preferred (cost $3,463,307)				3,268,500

Principal Amount (000)	Description (1)		Optional Call Provisions (5)	Ratings (2)	Value

	MUNICIPAL BONDS – 2.1%

	California – 0.2%

$1,015	California State, General Obligation Bonds, Various Purpose Build America Taxable Bond Series 2010, 5.750%, 3/01/17		No Opt. Call	AA–	$1,069,313

	Guam – 0.4%

	Government of Guam, Business Privilege Tax Bonds, Taxable Series 2012B-2:
1,155	2.933%, 1/01/17		No Opt. Call	A	1,152,782
1,190	3.301%, 1/01/18		No Opt. Call	A	1,181,610
2,345	Total Guam				2,334,392

	Massachusetts – 0.4%

2,750	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series 2014-2, 1.185%, 11/01/17		No Opt. Call	Aa2	2,745,738

	Nevada – 0.4%

2,500	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011B, 3.176%, 6/01/17		No Opt. Call	AA+	2,560,275

	Ohio – 0.3%

1,470	Ohio State, General Obligation Bonds, Higher Education, Build America Bond Series 2010E, 3.328%, 8/01/17 – AGM Insured		No Opt. Call	AA+	1,513,659

	Pennsylvania – 0.2%

1,500	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Taxable Series 2012B, 4.120%, 5/01/16		No Opt. Call	Baa2	1,506,285

	Texas – 0.2%

1,500	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, Learjet Inc., Series 2001A-1, 6.150%, 1/01/16 (Alternative Minimum Tax)		No Opt. Call	B2	1,500,000
$13,080	Total Municipal Bonds (cost $13,155,464)				13,229,662

Nuveen Investments	73

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 5.4%

$5,000	U.S. Treasury Notes	0.625%	8/31/2017	Aaa	$4,968,155

6,000	U.S. Treasury Notes, (3)	0.875%	11/30/2017	Aaa	5,983,212

14,045	U.S. Treasury Notes	0.750%	12/31/2017	Aaa	13,951,250

10,000	U.S. Treasury Notes	1.375%	6/30/2018	Aaa	10,040,980
$35,045	Total U.S. Government and Agency Obligations (cost $35,062,108)				34,943,597

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 44.4%

$573	ACE Securities Corporation, Manufactured Housing Trust Series 2003-MH1	6.500%	8/15/30	AA	$625,518

3,718	American Homes 4 Rent, Series 2014-SFR1	1.676%	6/17/31	Aaa	3,643,160

5,170	American Tower Company, 144A	1.551%	3/15/43	Aaa	5,049,250

4,271	AmeriCold LLC Trust, Series 2010	2.500%	1/14/29	AAA	4,239,872

358	Amortizing Residential Collateral Trust Series 2002-BC4 M1	1.477%	7/25/32	Baa2	351,423

1,892	Amortizing Residential Collateral Trust, Series 2002-BC7	1.187%	10/25/32	Aa1	1,746,946

3,000	Barclays Commercial Mortgage, Mortgage Pass-Through Certificates, Series 2015-STP	4.427%	9/10/28	A–	3,018,657

2,415	BXHTL Mortgage Trust, Series 2015-JWRZ	1.656%	5/15/29	AAA	2,393,045

3,000	Cabela’s Master Credit Card Trust, Series 2011-A2	0.961%	2/18/20	AAA	3,002,219

638	California Republic Auto Receivables Trust 2013-2	1.230%	3/15/19	Aaa	636,250

3,250	California Republic Auto Receivables Trust, Series 2015-1	1.330%	4/15/19	AAA	3,232,717

3,154	CAM Mortgage Trust 2015-1	3.500%	7/15/64	N/R	3,151,572

4,355	Capital Auto Receivables Asset Trust, Asset Backed Notes, Series 2014-1	1.320%	6/20/18	AAA	4,353,280

2,494	Capital One Multi Asset Execution Trust, Series 2015-A1	1.390%	1/15/21	AAA	2,480,185

1,123	Centerpoint Energy Transition Bond Company LLC	0.901%	4/15/18	AAA	1,119,653

4,500	CitiBank Credit Card Issuance Trust, Series 2014-A6	2.150%	7/15/21	Aaa	4,522,309

131	Citicorp Mortgage Securities I, REMIC Pass-Through Certificates, Series 2007-9	5.500%	12/25/22	Ba1	130,792

254	Citicorp Mortgage Securities Inc., REMIC Pass-Through Certificates, Series 2006-1 5A1	5.500%	2/25/26	Caa1	258,231

2,960	Colony American Homes Trust 2015-1A	2.376%	7/17/32	A2	2,846,222

6,300	Commercial Mortgage Pass-Through Certificates, Series 2014-SAVA	2.176%	6/15/34	AA	6,280,183

4,470	Commercial Mortgage Trust 2014-BBG	1.226%	3/15/29	AAA	4,421,968

1,514	Consumer Credit Orgination Loan Trust, Series 2015-1	2.820%	3/15/21	Baa3	1,514,193

6,528	Consumers Securitization Funding LLC, Series 2014-A	1.334%	11/01/20	AAA	6,466,687

583	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-19CB	6.000%	8/25/36	Caa3	532,081

1,016	Countrywide Asset Backed Certificates 2005-3	5.184%	8/25/35	A+	1,021,462

1,787	Countrywide Asset Backed Certificates, Series 2007-4 A2	5.374%	4/25/47	Caa1	1,946,614

174	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-2	2.438%	2/25/34	BB+	168,084

1,900	Credit Suisse Commercial Mortgage Trust, 2014-ICE	1.976%	4/15/27	A–	1,879,186

74	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$5,461	Credit Suisse Commercial Mortgage Trust, 2015-2	3.000%	2/25/45	AAA	$5,486,799

5,178	Credit Suisse Commercial Mortgage Trust, Series 2013-6	2.500%	7/25/28	AAA	5,127,258

439	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AA+	465,015

3,140	Credit-Based Asset Servicing and Securitization Pool 2007-SP1	6.020%	12/25/37	A+	3,275,963

1,876	DBUBS Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-LC3A	3.642%	8/10/44	Aaa	1,882,849

4,900	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	AAA	4,833,968

4,000	Discover Card Master Trust 2013-A1	0.731%	8/17/20	AAA	3,993,070

1,010	Drive Auto Receivables Trust, Series 2015-AA	1.010%	11/15/17	AAA	1,009,132

2,517	DT Auto Owner Trust, Series 2014-3A	0.980%	4/16/18	AAA	2,512,076

5,818	Entergy Arkansas Restoration Funding LLC, Senior Secured Storm Recovery Bonds, Series 2010-A	2.300%	8/01/21	AAA	5,848,744

3,746	Entergy Louisiana Investment Recovery Funding LLC, Series 2011-A	2.040%	9/01/23	AAA	3,731,327

721	Fannie Mae Alternative Credit Enhanced Securities	2.210%	9/25/20	Aaa	731,871

2,876	Fannie Mae Connecticut Avenue Securities , Series 2014-C04	2.377%	11/25/24	AAA	2,890,145

644	Fannie Mae Mortgage Interest Strips 366 25, (I/O)	5.000%	9/25/24	Aaa	43,864

95	Fannie Mae Mortgage Pool 433988	2.395%	11/01/25	Aaa	99,410

405	Fannie Mae Mortgage Pool 535363	5.122%	12/01/31	Aaa	429,609

38	Fannie Mae Mortgage Pool 545717	2.260%	5/01/32	Aaa	38,597

8	Fannie Mae Mortgage Pool 545791	2.495%	3/01/32	Aaa	8,047

98	Fannie Mae Mortgage Pool 555369	2.527%	8/01/36	Aaa	105,050

90	Fannie Mae Mortgage Pool 625338	2.327%	6/01/31	Aaa	93,474

112	Fannie Mae Mortgage Pool 634948	2.540%	5/01/32	Aaa	116,313

16	Fannie Mae Mortgage Pool 661645	2.454%	10/01/32	Aaa	16,523

40	Fannie Mae Mortgage Pool 671884	2.490%	12/01/32	Aaa	41,142

804	Fannie Mae Mortgage Pool 725721	2.389%	6/01/34	Aaa	854,499

754	Fannie Mae Mortgage Pool 745922	2.453%	7/01/35	Aaa	799,568

60	Fannie Mae Mortgage Pool 775389	2.635%	4/01/34	Aaa	62,217

737	Fannie Mae Mortgage Pool 795242	2.167%	7/01/34	Aaa	762,913

790	Fannie Mae Mortgage Pool 797182	2.567%	11/01/34	Aaa	832,833

75	Fannie Mae Mortgage Pool 838948	2.053%	8/01/35	Aaa	78,091

547	Fannie Mae Mortgage Pool 838958	2.260%	8/01/35	Aaa	577,159

682	Fannie Mae Mortgage Pool 841068	2.638%	11/01/34	Aaa	721,175

352	Fannie Mae Mortgage Pool 848390	2.103%	12/01/35	Aaa	368,811

378	Fannie Mae Mortgage Pool 886034	2.836%	7/01/36	Aaa	403,500

345	Fannie Mae Mortgage Pool 995949	2.582%	9/01/36	Aaa	366,477

1,011	Fannie Mae Mortgage Pool AD0486	2.498%	4/01/34	Aaa	1,068,746

928	Fannie Mae Mortgage Pool AD0550	2.367%	8/01/37	Aaa	980,643

1,326	Fannie Mae Mortgage Pool AE0058	2.504%	7/01/36	Aaa	1,400,737

Nuveen Investments	75

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,166	Fannie Mae Mortgage Pool AL2720	3.000%	11/01/27	Aaa	$1,207,007

19	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1992-150 MA	5.500%	9/25/22	Aaa	20,453

397	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 2004-90 GF	0.727%	11/25/34	Aaa	398,204

234	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through CertificatesA 2013-M3 ASQ2	1.083%	2/25/16	Aaa	233,661

538	Fannie Mae REMIC Pass-Through Certificates 2011-6 BA	2.750%	6/25/20	Aaa	545,373

2,638	Fannie Mae, Connecticut Avenue Securities Series 2014-C01	2.027%	1/25/24	AA+	2,642,287

3,008	Fannie Mae, Connecticut Avenue Securities, Series 2014-C03	1.627%	7/25/24	Aaa	2,997,389

1,791	FDIC Structures Sale Guaranteed Notes, Series 2010-S1	3.250%	4/25/38	Aaa	1,829,522

528	FDIC Structures Sale Guaranteed Notes, Series 2010-S1	0.978%	2/25/48	Aaa	527,946

6	Federal Home Loan Mortgage Corporation, REMIC 1022 J	6.000%	12/15/20	Aaa	6,285

2,500	Fifth Third Auto Trust, Series 2013 A B	1.210%	4/15/19	AAA	2,487,360

936	Ford Credit Auto Owners Trust 2013-B	0.570%	10/15/17	AAA	935,068

346	Freddie Mac Gold Pool 780456	2.472%	5/01/33	Aaa	366,006

644	Freddie Mac Gold Pool 780911	2.526%	10/01/33	Aaa	683,176

745	Freddie Mac Gold Pool 781296	2.498%	3/01/34	Aaa	784,525

196	Freddie Mac Gold Pool 786591	2.644%	12/01/26	Aaa	203,009

92	Freddie Mac Gold Pool 786853	2.385%	10/01/29	Aaa	94,551

130	Freddie Mac Gold Pool 846946	2.485%	1/01/29	Aaa	136,401

36	Freddie Mac Gold Pool 847014	2.360%	5/01/30	Aaa	36,735

67	Freddie Mac Gold Pool 847063	2.667%	10/01/32	Aaa	71,589

577	Freddie Mac Gold Pool 847241	2.449%	10/01/30	Aaa	596,066

848	Freddie Mac Gold Pool 847331	2.480%	8/01/32	Aaa	891,754

63	Freddie Mac Gold Pool 847367	2.341%	6/01/31	Aaa	66,269

317	Freddie Mac Gold Pool 847652	2.436%	9/01/32	Aaa	327,203

1,065	Freddie Mac Gold Pool 848193	2.557%	3/01/36	Aaa	1,129,492

168	Freddie Mac Gold Pool 972055	3.698%	4/01/30	Aaa	178,389

67	Freddie Mac Mortgage Pool, Various M30035	4.500%	4/01/22	Aaa	70,325

2,082	Freddie Mac Mortgage Trust 2013-KF02	3.427%	12/25/45	AAA	2,139,102

1,000	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2012-K711	3.684%	8/25/45	Aaa	1,011,389

563	Freddie Mac Multi-Class Certificates 3780 FE	0.827%	12/15/20	Aaa	566,640

4,075	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2012-K501	3.517%	11/25/46	AAA	4,086,177

2,960	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2013-K502	3.291%	3/25/45	AAA	2,982,589

495	Freddie Mac Non Gold Participation Certificates 1L1462	2.479%	8/01/36	Aaa	521,788

3,500	GAHR Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-NRF	1.726%	12/15/16	AAA	3,488,035

76	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,500	General Electric Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1	5.606%	12/10/49	Ba3	$2,542,043

2,790	General Electric Capital Credit Card Master Trust, Series 2012-6	1.360%	8/17/20	AAA	2,776,052

2,000	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GSFL	2.676%	7/15/31	A–	1,956,466

2,378	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GSFL	1.426%	7/15/31	AAA	2,372,695

1,900	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2010-C1	3.679%	8/10/43	Aaa	1,944,969

990	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2011-GC3	3.645%	3/10/44	Aaa	988,784

2,099	Goldman Sachs Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2011-GC5	2.999%	8/10/44	Aaa	2,109,442

67	Government National Mortgage Association Pool 8006	1.875%	7/20/22	Aaa	68,529

15	Government National Mortgage Association Pool 80106	1.875%	8/20/27	Aaa	15,475

22	Government National Mortgage Association Pool 80154	1.750%	1/20/28	Aaa	22,111

61	Government National Mortgage Association Pool 80283	1.750%	5/20/29	Aaa	62,453

106	Government National Mortgage Association Pool 80469	2.000%	11/20/30	Aaa	110,452

37	Government National Mortgage Association Pool 80507	1.750%	4/20/31	Aaa	38,142

129	Government National Mortgage Association Pool 80535	1.875%	8/20/31	Aaa	133,706

23	Government National Mortgage Association Pool 80580	1.750%	2/20/32	Aaa	23,825

52	Government National Mortgage Association Pool 8699	1.875%	9/20/25	Aaa	53,379

48	Government National Mortgage Association Pool 8824	2.000%	8/20/21	Aaa	50,278

41	Government National Mortgage Association Pool 8847	1.750%	4/20/26	Aaa	42,745

190	Government National Mortgage Association, Guaranteed REMIC Pass-Through Securities and MX Securities TrustR 2009-62 EJ	4.500%	5/16/38	Aaa	195,561

2,025	GP Portfolio Trust 2014-GPP A	3.176%	2/15/27	BBB–	2,011,391

3,000	Green Tree Agency Advance Funding Trust, Manufactured Housing Contract Pass-Through Certificates, Series 2015-T2	3.687%	10/15/48	AA	2,968,350

4,500	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass-Through Certificates Series 2007-GG9	5.475%	3/10/39	BBB	4,603,517

3,100	Huntington Auto Trust, Motor Vehicle Installment Payments, Series 2015-1	1.950%	6/15/21	AA+	3,066,932

2,500	Hyatt Hotel Portfolio Trust, Mortgage Pass-Through Certificate, Series 2015-HYT	2.126%	11/15/29	AA–	2,509,497

669	IMC Home Mortgage Company, Home Equity Loan Pass-Through Certificates, Series 1998-3	6.720%	8/20/29	AA	684,950

4,196	Impac Secured Assets Corporation, Mortgage Pass-Through Certificates, Series 2006-5 2A	0.627%	12/25/36	Baa2	3,944,599

218	IndyMac INDX Mortgage Loan Trust, Pass-Through Certificates, Series 2005-AR1	2.535%	3/25/35	BBB+	217,325

2,500	Invitation Homes Trust 2013-SFR1	2.577%	12/17/30	Baa2	2,421,622

4,680	Invitation Homes Trust 2013-SFR1	1.777%	12/17/30	Aa2	4,546,525

Nuveen Investments	77

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,500	Invitation Homes Trust 2014-SFR1	3.026%	6/17/31	Baa2	$2,463,470

3,787	Invitation Homes Trust 2014-SFR2	2.026%	9/17/31	Aa2	3,710,907

2,000	Invitation Homes Trust 2014-SFR2	1.526%	9/17/31	Aaa	1,962,977

2,000	John Deere Owner Trust, Series 2015-A	1.320%	6/17/19	Aaa	1,989,296

95	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C1	3.853%	6/15/43	Aaa	94,499

188	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C2 A1	2.749%	11/15/43	AAA	188,085

3,000	JPMorgan Chase Commercial Mortgage Securities Corporation, Pass-Through Certificates 2006-LDP6	5.565%	4/15/43	Baa3	3,010,952

4,999	JPMorgan Madison Avenue Securities Trust, Mortgage Pass-Through Certificates, Series 2014-1	2.677%	11/25/24	BBB–	5,011,606

2,888	Master Resecuritization Trust 2009-1	6.000%	10/25/36	A	3,018,951

2,750	ML_CFC Commercial Mortgage Trust, Pass-Through Certificates, Series 2007-8	5.887%	8/12/49	BB	2,819,181

34	Mortgage Asset Securitization Transaction Inc., Alternative Loan Trust Mortgage Pass-Through Certificates, Series 2004-13	8.000%	1/25/35	BB	34,034

821	National Credit Union Administration, Guaranteed Notes Series 2011-R1	0.879%	1/08/20	Aaa	823,942

54	National Credit Union Administration, Guaranteed Notes, Series 2010-R1	1.840%	10/07/20	Aaa	54,376

1,300	Nationstar Agency Fund Trust, Series 2013-T2A	4.212%	2/18/48	BBB	1,303,562

2,400	New Residential Advance Receivable Trust, Series 2015-T2	3.302%	8/17/48	AAA	2,383,230

3,147	New Residential Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2014-2A	3.750%	5/25/54	AAA	3,196,030

1,504	New Residential Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2015-A1	3.750%	5/28/52	Aaa	1,538,780

1,977	NLY Commercial Mortgage Trust 2014-FL1	3.026%	11/15/30	A–	1,969,132

2,350	OMART Receivables Trust, Series 2015-T3	3.211%	11/15/47	AAA	2,342,919

3,500	Opteum Mortgage Acceptance Corporation, Asset Backed Pass-Through Certificates, Series 2005-1	1.282%	2/25/35	AA–	3,355,433

2,761	PennyMac Loan Trust, Series 2015-NPL1	4.000%	3/25/55	N/R	2,746,364

357	RBSSP Resecuritization Trust 2009-10	0.522%	3/26/37	N/R	161,121

1,666	RBSSP Resecuritization Trust 2009-5	0.922%	8/26/37	BBB	1,584,835

2,171	RBSSP Resecuritization Trust, Series 2012-8 1A1	0.525%	10/26/36	N/R	2,098,284

4,400	Santander Drive Auto Receivables Trust, Series 2014-1	1.590%	10/15/18	AAA	4,398,134

4,205	Social Professional Loan Program LLC, Series 2015-C	2.510%	8/25/33	Aa2	4,121,992

108	Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-11	2.621%	8/25/34	N/R	107,746

2,634	Structured Agency Credit Risk 2014-DN1	1.427%	2/25/24	Aa3	2,632,209

3,271	Structured Agency Credit Risk Debt Notes, 2013-DN2	1.877%	11/25/23	A2	3,271,325

500	Sway Residential Trust, Series 2014-1	4.726%	1/17/32	N/R	496,647

238	Thornburg Mortgage Securities Trust, Mortgage Loan Pass-Through Certificates, Series 2007-4	6.082%	9/25/37	BBB+	246,657

78	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$901		Truman Capital Mortgage Loant Trust, Series 2014-NPL3	3.125%	4/25/53	N/R	$897,599

1		U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2006-10A	5.408%	2/10/16	Aaa	1,028

95		U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2007-10A	5.459%	2/10/17	Aaa	98,866

1,685		UBS-Barclays Commercial Mortgage Trust 2012-C2	1.006%	5/10/63	Aaa	1,680,135

2,239		US Residential Opportunity Fund Trust, Series 2015-1A	3.721%	1/27/35	N/R	2,224,854

2,006		Vericrest Opportunity Loan Transferee, Series 2014-NPL8	3.375%	10/26/54	N/R	1,986,831

2,857		Vornado DP LLC Commercial Mortgage Credit Tenant Lease Series 2010-VNO	2.970%	9/13/28	AAA	2,928,216

3,109		Walter Investment Management Company Capital Trust, Series 2012-AA	4.549%	10/16/50	BBB	3,125,640

5,688		Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-LC22	1.639%	9/15/58	Aaa	5,633,100

2,002		Wells Fargo Home Equity Trust, Series 2005-2	0.967%	4/25/35	AA	1,898,769

385		Wells Fargo Mortagge Backed Securities Trust, Mortgage Pass-Through Certificate Series 2007-2	5.750%	3/25/37	Caa2	375,555

829		Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2006-AR14	2.743%	10/25/36	Caa2	769,412

19		Wells Fargo Mortgage Backed Securities, 2005-AR16 Class 3A2	2.710%	3/25/35	A+	18,713
$285,599		Total Asset-Backed and Mortgage-Backed Securities (cost $285,721,499)				284,608,348

Principal Amount (000) (6)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		SOVEREIGN DEBT – 0.5%

		Mexico – 0.5%

495	MXN	Mexico Bonos de DeSarrollo	6.250%	6/16/16	A	$2,905,190
		Total Sovereign Debt (cost $3,681,949)				2,905,190
		Total Long-Term Investments (cost $632,489,610)				627,517,391

Shares		Description (1)	Coupon			Value

		INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 3.3%

		Money Market Funds – 3.3%

21,320,187		Mount Vernon Securities Lending Trust Prime Portfolio, (8)	0.108% (7)			$21,320,187
		Total Investments Purchased with Collateral from Securities Lending (cost $21,320,187)				21,320,187

Shares		Description (1)	Coupon			Value

		SHORT-TERM INVESTMENTS – 1.7%

		Money Market Funds – 1.7%

10,997,768		First American Treasury Obligations Fund, Class Z	0.473% (7)			$10,997,768
		Total Short-Term Investments (cost $10,997,768)				10,997,768
		Total Investments (cost $664,807,565) – 102.9%				659,835,346
		Other Assets Less Liabilities – (2.9)% (9)				(18,387,280)
		Net Assets – 100%				$641,448,066

Nuveen Investments	79

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Investments in Derivatives as of December 31, 2015

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Notional Amount (Local Currency)	In Exchange For Currency	Notional Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation) (U.S. Dollars)
Bank of America, N.A.	Mexican Peso	50,300,000	U.S. Dollar	2,943,414	1/29/16	$31,146

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ Payable	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(291)	3/16	$(34,431,211)	$(40,922)	$94,258

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $20,636,440.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(6)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(7)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(8)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(9)	Other assets less liabilities includes the unrealized appreciation (depreciation) of over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities.

I/O	Interest only security.

MXN	Mexican Peso

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

80	Nuveen Investments

Statement of

Assets and Liabilities	December 31, 2015 (Unaudited)

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Assets
Long-term investments, at value (cost $186,709,342, $437,682,106, $399,115,079, $67,453,159 and $632,489,610, respectively)	$186,957,459	$430,221,309	$392,946,249	$68,509,670	$627,517,391
Investments purchased with collateral from securities lending, at value (cost approximates value)	8,950,753	40,469,109	3,513,550	3,362,425	21,320,187
Short-term investments, at value (cost approximates value)	12,208,240	24,964,422	2,580,386	1,359,290	10,997,768
Cash collateral at brokers(1)	255,000	222,247	309,000	82,700	290,000
Cash denominated in foreign currencies (cost $—, $266,728, $—, $— and $301, respectively)	—	260,558	—	—	299
Unrealized appreciation on forward foreign currency exchange contracts	—	404,557	—	—	31,146
Receivable for:
Dividends	—	—	3,958	—	—
Due from broker	3,340	18,576	1,290	605	11,655
Interest	1,354,788	4,389,336	1,415,013	311,127	3,172,312
Investments sold	33,908	24,181	—	11,467	203,701
Reclaims	—	24,473	—	—	—
Shares sold	1,311,358	329,852	2,141,746	811,731	1,241,404
Variation margin on futures contracts	46,000	19,000	56,302	5,000	—
Variation margin on swap contracts	—	951,520	—	—	—
Other assets	46,657	59,090	51,515	28,408	73,604
Total assets	211,167,503	502,358,230	403,019,009	74,482,423	664,859,467
Liabilities
Unrealized depreciation on interest rate swaps	—	187,101	—	—	—
Payable for:
Collateral from securities lending program	8,950,753	40,469,109	3,513,550	3,362,425	21,320,187
Dividends	223,431	809,702	—	51,179	583,979
Investments purchased	6,795,523	24,567,167	—	250,245	—
Shares redeemed	665,850	2,335,900	1,138,576	65,756	1,030,411
Variation margin on futures contracts	61,517	98,234	70,969	18,958	40,922
Accrued expenses:
Management fees	66,023	146,185	86,447	20,339	195,884
Directors fees	18,137	28,166	15,142	373	37,320
12b-1 distribution and service fees	3,935	25,584	26,306	3,409	48,325
Other	64,333	154,782	242,834	42,698	154,373
Total liabilities	16,849,502	68,821,930	5,093,824	3,815,382	23,411,401
Net assets	$194,318,001	$433,536,300	$397,925,185	$70,667,041	$641,448,066

(1) – Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Nuveen Investments	81

Statement of Assets and Liabilities (Unaudited) (continued)

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Class A Shares
Net assets	$13,877,486	$63,942,056	$59,670,676	$11,455,780	$95,315,739
Shares outstanding	1,427,717	5,980,467	5,596,873	1,308,315	9,717,517
Net asset value (“NAV”) per share	$9.72	$10.69	$10.66	$8.76	$9.81
Offering price per share (NAV per share plus maximum sales charge of 3.00%, 4.25%, 4.25%, 3.00% and 2.25%, respectively, of offering price)	$10.02	$11.16	$11.13	$9.03	$10.04
Class C Shares
Net assets	$1,178,013	$8,324,358	$12,168,094	$1,115,973	$33,267,820
Shares outstanding	121,602	782,097	1,154,165	127,225	3,379,846
NAV and offering price per share	$9.69	$10.64	$10.54	$8.77	$9.84
Class R3 Shares
Net assets	$—	$12,007,396	$9,821,334	$54,951	$480,337
Shares outstanding	—	1,119,096	928,144	6,275	48,891
NAV and offering price per share	$—	$10.73	$10.58	$8.76	$9.82
Class R6 Shares
Net assets	$55,718,944	$25,374,295	$2,970,008	$—	$67,560,935
Shares outstanding	5,713,481	2,372,057	275,426	—	6,875,759
NAV and offering price per share	$9.75	$10.70	$10.78	$—	$9.83
Class I Shares
Net assets	$123,543,558	$323,888,195	$313,295,073	$58,040,337	$444,823,235
Shares outstanding	12,760,194	30,340,831	29,090,439	6,624,123	45,312,662
NAV and offering price per share	$9.68	$10.67	$10.77	$8.76	$9.82
Net assets consist of:
Capital paid-in	$196,164,268	$448,289,302	$408,912,930	$73,888,523	$659,428,355
Undistributed (Over-distribution of) net investment income	(989,787)	454,306	(1,165,997)	(34,853)	(1,138,128)
Accumulated net realized gain (loss)	(1,212,165)	(7,091,391)	(3,815,218)	(4,266,494)	(11,995,321)
Net unrealized appreciation (depreciation)	355,685	(8,115,917)	(6,006,530)	1,079,865	(4,846,840)
Net assets	$194,318,001	$433,536,300	$397,925,185	$70,667,041	$641,448,066
Authorized shares – per class	2 billion	2 billion	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001	$0.0001	$0.0001

See accompanying notes to financial statements.

82	Nuveen Investments

Statement of

Operations	Six Months Ended December 31, 2015 (Unaudited)

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Investment Income
Dividend income (net of foreign tax withheld of $—, $—, $281, $— and $—, respectively)	$—	$225,509	$24,317	$—	$—
Interest income	3,450,860	11,802,156	1,315,824	743,955	8,016,751
Securities lending income, net	16,936	96,654	9,983	2,011	46,924
Total investment income	3,467,796	12,124,319	1,350,124	745,966	8,063,675
Expenses
Management fees	518,729	1,167,969	839,388	167,241	1,375,272
12b-1 service fees – Class A Shares	17,493	84,484	61,685	13,377	123,789
12b-1 distribution and service fees – Class C Shares	5,250	40,427	50,955	5,001	166,043
12b-1 distribution and service fees – Class R3 Shares	—	20,392	15,255	335	481
Shareholder servicing agent fees	44,016	160,595	398,387	19,521	146,663
Custodian fees	37,677	81,534	42,906	23,843	83,072
Directors fees	2,844	6,480	5,116	885	8,997
Professional fees	27,767	40,069	35,046	22,118	45,658
Shareholder reporting expenses	6,596	19,688	24,983	4,755	26,401
Federal and state registration fees	25,822	36,105	37,566	26,396	38,706
Other	7,699	14,645	7,534	4,156	16,372
Total expenses before fee waiver/expense reimbursement	693,893	1,672,388	1,518,821	287,628	2,031,454
Fee waiver/expense reimbursement	(92,407)	(226,377)	(226,967)	(55,522)	(131,183)
Net expenses	601,486	1,446,011	1,291,854	232,106	1,900,271
Net investment income (loss)	2,866,310	10,678,308	58,270	513,860	6,163,404
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(556,777)	(5,450,108)	(1,343,511)	88,204	(1,478,829)
Forward foreign currency exchange contracts	—	2,429,570	—	—	32,749
Futures contracts	(544,406)	(690,724)	(212,332)	(108,161)	77,731
Swaps	(558,892)	(2,047,029)	(583,194)	(66,161)	(1,482,338)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(2,422,896)	(19,078,750)	(7,645,319)	(299,783)	(6,878,228)
Forward foreign currency exchange contracts	—	160,895	—	—	31,146
Futures contracts	350,017	65,354	235,187	23,126	294,243
Swaps	157,115	27,864	80,776	(10,105)	258,316
Net realized and unrealized gain (loss)	(3,575,839)	(24,582,928)	(9,468,393)	(372,880)	(9,145,210)
Net increase (decrease) in net assets from operations	$(709,529)	$(13,904,620)	$(9,410,123)	$140,980	$(2,981,806)

See accompanying notes to financial statements.

Nuveen Investments	83

Statement of

Changes in Net Assets	(Unaudited)

	Core Bond		Core Plus Bond
	Six Months Ended 12/31/15	Year Ended 6/30/15	Six Months Ended 12/31/15	Year Ended 6/30/15
Operations
Net investment income (loss)	$2,866,310	$7,814,108	$10,678,308	$23,893,497
Net realized gain (loss) from:
Investments and foreign currency	(556,777)	5,031,234	(5,450,108)	4,252,552
Forward foreign currency exchange contracts	—	—	2,429,570	1,634,643
Futures contracts	(544,406)	(612,361)	(690,724)	(3,194,614)
Swaps	(558,892)	(124,922)	(2,047,029)	(1,449,357)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(2,422,896)	(8,406,743)	(19,078,750)	(25,921,625)
Forward foreign currency exchange contracts	—	—	160,895	113,116
Futures contracts	350,017	(289,855)	65,354	(10,137)
Swaps	157,115	(55,935)	27,864	(522,059)
Net increase (decrease) in net assets from operations	(709,529)	3,355,526	(13,904,620)	(1,203,984)
Distributions to Shareholders
From net investment income:
Class A Shares	(188,095)	(410,574)	(1,335,867)	(2,692,431)
Class C Shares	(10,040)	(15,077)	(128,329)	(283,270)
Class R3 Shares	—	—	(152,517)	(77,205)
Class R6 Shares	(838,133)	(606,476)	(589,931)	(819,814)
Class I Shares	(2,223,723)	(7,655,076)	(8,243,779)	(19,556,879)
From accumulated net realized gains:
Class A Shares	(91,416)	(263,674)	(114,029)	(107,721)
Class C Shares	(7,303)	(13,719)	(14,202)	(14,759)
Class R3 Shares	—	—	(20,809)	(2,022)
Class R6 Shares	—	—	—	—
Class I Shares	(838,155)	(4,644,858)	(612,202)	(758,094)
Return of capital:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(4,196,865)	(13,609,454)	(11,211,665)	(24,312,195)
Fund Share Transactions
Proceeds from sale of shares	28,382,378	85,693,256	30,867,658	165,027,733
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,926,094	5,944,510	5,403,547	10,857,907
	30,308,472	91,637,766	36,271,205	175,885,640
Cost of shares redeemed	(68,116,556)	(189,624,091)	(144,097,666)	(175,913,051)
Net increase (decrease) in net assets from Fund share transactions	(37,808,084)	(97,986,325)	(107,826,461)	(27,411)
Net increase (decrease) in net assets	(42,714,478)	(108,240,253)	(132,942,746)	(25,543,590)
Net assets at the beginning of period	237,032,479	345,272,732	566,479,046	592,022,636
Net assets at the end of period	$194,318,001	$237,032,479	$433,536,300	$566,479,046
Undistributed (Over-distribution of) net investment income at the end of period	$(989,787)	$(596,106)	$454,306	$226,421

See accompanying notes to financial statements.

84	Nuveen Investments

	Inflation Protected Securities		Intermediate Government Bond
	Six Months Ended 12/31/15	Year Ended 6/30/15	Six Months Ended 12/31/15	Year Ended 6/30/15
Operations
Net investment income (loss)	$58,270	$(358,198)	$513,860	$1,173,696
Net realized gain (loss) from:
Investments and foreign currency	(1,343,511)	421,417	88,204	248,726
Forward foreign currency exchange contracts	—	—	—	—
Futures contracts	(212,332)	(754,218)	(108,161)	(148,062)
Swaps	(583,194)	(87,457)	(66,161)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(7,645,319)	(5,873,341)	(299,783)	(230,005)
Forward foreign currency exchange contracts	—	—	—	—
Futures contracts	235,187	(139,680)	23,126	9,364
Swaps	80,776	(9,837)	(10,105)	10,105
Net increase (decrease) in net assets from operations	(9,410,123)	(6,801,314)	140,980	1,063,824
Distributions to Shareholders
From net investment income:
Class A Shares	—	(152,769)	(65,903)	(95,950)
Class C Shares	—	(11,491)	(2,508)	(1,935)
Class R3 Shares	—	(17,756)	(585)	(1,061)
Class R6 Shares	—	—	—	—
Class I Shares	—	(2,430,339)	(439,651)	(989,317)
From accumulated net realized gains:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	—	—	—
Return of capital:
Class A Shares	—	(122,017)	—	—
Class C Shares	—	(25,540)	—	—
Class R3 Shares	—	(13,085)	—	—
Class R6 Shares	—	(1,246)	—	—
Class I Shares	—	(1,261,968)	—	—
Decrease in net assets from distributions to shareholders	—	(4,036,211)	(508,647)	(1,088,263)
Fund Share Transactions
Proceeds from sale of shares	97,073,324	144,694,926	11,328,329	34,529,466
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	961,850	174,211	192,564
	97,073,324	145,656,776	11,502,540	34,722,030
Cost of shares redeemed	(79,919,361)	(100,530,682)	(16,130,947)	(55,617,506)
Net increase (decrease) in net assets from Fund share transactions	17,153,963	45,126,094	(4,628,407)	(20,895,476)
Net increase (decrease) in net assets	7,743,840	34,288,569	(4,996,074)	(20,919,915)
Net assets at the beginning of period	390,181,345	355,892,776	75,663,115	96,583,030
Net assets at the end of period	$397,925,185	$390,181,345	$70,667,041	$75,663,115
Undistributed (Over-distribution of) net investment income at the end of period	$(1,165,997)	$(1,224,267)	$(34,853)	$(40,066)

See accompanying notes to financial statements.

Nuveen Investments	85

Statement of Changes in Net Assets (Unaudited) (continued)

	Short Term Bond
	Six Months Ended 12/31/15	Year Ended 6/30/15
Operations
Net investment income (loss)	$6,163,404	$16,811,917
Net realized gain (loss) from:
Investments and foreign currency	(1,478,829)	(802,458)
Forward foreign currency exchange contracts	32,749	—
Futures contracts	77,731	(2,388,015)
Swaps	(1,482,338)	(595,864)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(6,878,228)	(7,953,868)
Forward foreign currency exchange contracts	31,146	—
Futures contracts	294,243	(363,216)
Swaps	258,316	(56,331)
Net increase (decrease) in net assets from operations	(2,981,806)	4,652,165
Distributions to Shareholders
From net investment income:
Class A Shares	(736,450)	(1,658,982)
Class C Shares	(116,680)	(269,364)
Class R3 Shares	(1,164)	(9,008)
Class R6 Shares	(445,337)	(212,174)
Class I Shares	(4,360,823)	(14,124,963)
From accumulated net realized gains:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	—
Return of capital:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	—
Decrease in net assets from distributions to shareholders	(5,660,454)	(16,274,491)
Fund Share Transactions
Proceeds from sale of shares	135,027,232	309,686,804
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,097,204	4,640,699
	137,124,436	314,327,503
Cost of shares redeemed	(177,758,095)	(683,861,963)
Net increase (decrease) in net assets from Fund share transactions	(40,633,659)	(369,534,460)
Net increase (decrease) in net assets	(49,275,919)	(381,156,786)
Net assets at the beginning of period	690,723,985	1,071,880,771
Net assets at the end of period	$641,448,066	$690,723,985
Undistributed (Over-distribution of) net investment income at the end of period	$(1,138,128)	$(1,641,078)

See accompanying notes to financial statements.

86	Nuveen Investments

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Nuveen Investments	87

Financial

Highlights (Unaudited)

Core Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (1/95)
2016(g)	$9.97	$0.12	$(0.18)	$(0.06)	$(0.13)	$(0.06)	$(0.19)	$9.72
2015	10.36	0.25	(0.19)	0.06	(0.28)	(0.17)	(0.45)	9.97
2014	10.13	0.24	0.35	0.59	(0.22)	(0.14)	(0.36)	10.36
2013	10.67	0.18	(0.20)	(0.02)	(0.18)	(0.34)	(0.52)	10.13
2012	10.47	0.29	0.23	0.52	(0.30)	(0.02)	(0.32)	10.67
2011	10.33	0.33	0.14	0.47	(0.33)	—	(0.33)	10.47
Class C (1/11)
2016(g)	9.94	0.08	(0.17)	(0.09)	(0.10)	(0.06)	(0.16)	9.69
2015	10.32	0.17	(0.19)	(0.02)	(0.19)	(0.17)	(0.36)	9.94
2014	10.08	0.16	0.36	0.52	(0.14)	(0.14)	(0.28)	10.32
2013	10.62	0.09	(0.19)	(0.10)	(0.09)	(0.35)	(0.44)	10.08
2012	10.44	0.19	0.22	0.41	(0.22)	(0.01)	(0.23)	10.62
2011(e)	10.37	0.12	0.06	0.18	(0.11)	—	(0.11)	10.44
Class R6 (1/15)
2016(g)	9.94	0.13	(0.17)	(0.04)	(0.15)	—	(0.15)	9.75
2015(f)	10.22	0.12	(0.27)	(0.15)	(0.13)	—	(0.13)	9.94
Class I (1/93)
2016(g)	9.93	0.13	(0.17)	(0.04)	(0.15)	(0.06)	(0.21)	9.68
2015	10.32	0.27	(0.19)	0.08	(0.30)	(0.17)	(0.47)	9.93
2014	10.09	0.26	0.22	0.48	(0.11)	(0.14)	(0.25)	10.32
2013	10.63	0.20	(0.20)	—	(0.21)	(0.33)	(0.54)	10.09
2012	10.43	0.30	0.23	0.53	(0.32)	(0.01)	(0.33)	10.63
2011	10.29	0.35	0.14	0.49	(0.35)	—	(0.35)	10.43

88	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(0.53)%	$13,877	0.86	%*	2.25	%*	0.78	%*	2.34	%*	33%
0.52	14,448	0.85		2.34		0.78		2.40		44
5.94	14,857	0.81		2.29		0.78		2.32		49
(0.38)	18,331	0.79		1.63		0.78		1.65		85
4.93	21,262	0.95		2.61		0.85		2.70		75
4.70	22,502	0.94		3.10		0.85		3.20		58

(0.92)	1,178	1.62	*	1.51	*	1.53	*	1.60	*	33
(0.20)	971	1.61		1.59		1.53		1.67		44
5.24	514	1.56		1.54		1.53		1.57		49
(1.17)	585	1.54		0.87		1.53		0.88		85
3.97	1,568	1.69		1.79		1.67		1.81		75
1.76	1,152	1.79	*	2.46	*	1.70	*	2.56	*	58

(0.45)	55,719	0.57	*	2.55	*	0.48	*	2.63	*	33
(1.46)	45,145	0.56	*	2.60	*	0.48	*	2.68	*	44

(0.41)	123,544	0.61	*	2.49	*	0.53	*	2.57	*	33
0.78	176,468	0.59		2.59		0.53		2.65		44
6.21	329,901	0.56		2.53		0.53		2.56		49
(0.16)	481,088	0.54		1.88		0.53		1.89		85
5.18	621,066	0.70		2.85		0.68		2.87		75
4.76	657,129	0.74		3.30		0.70		3.35		58

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period January 18, 2011 (commencement of operations) through June 30, 2011.
(f)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
(g)	For the six months ended December 31, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	89

Financial Highlights (Unaudited) (continued)

Core Plus Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/87)
2016(g)	$11.25	$0.23	$(0.55)	$(0.32)	$(0.22)	$(0.02)	$(0.24)	$10.69
2015	11.75	0.45	(0.49)	(0.04)	(0.44)	(0.02)	(0.46)	11.25
2014	11.46	0.46	0.45	0.91	(0.43)	(0.19)	(0.62)	11.75
2013	11.64	0.41	(0.12)	0.29	(0.42)	(0.05)	(0.47)	11.46
2012	11.44	0.41	0.21	0.62	(0.42)	—	(0.42)	11.64
2011	11.22	0.43	0.21	0.64	(0.42)	—	(0.42)	11.44
Class C (2/99)
2016(g)	11.20	0.18	(0.54)	(0.36)	(0.18)	(0.02)	(0.20)	10.64
2015	11.69	0.36	(0.48)	(0.12)	(0.35)	(0.02)	(0.37)	11.20
2014	11.40	0.37	0.45	0.82	(0.34)	(0.19)	(0.53)	11.69
2013	11.59	0.32	(0.12)	0.20	(0.34)	(0.05)	(0.39)	11.40
2012	11.40	0.32	0.21	0.53	(0.34)	—	(0.34)	11.59
2011	11.18	0.34	0.21	0.55	(0.33)	—	(0.33)	11.40
Class R3 (9/01)
2016(g)	11.29	0.21	(0.54)	(0.33)	(0.21)	(0.02)	(0.23)	10.73
2015	11.80	0.42	(0.50)	(0.08)	(0.41)	(0.02)	(0.43)	11.29
2014	11.51	0.43	0.46	0.89	(0.41)	(0.19)	(0.60)	11.80
2013	11.70	0.38	(0.12)	0.26	(0.40)	(0.05)	(0.45)	11.51
2012	11.50	0.38	0.22	0.60	(0.40)	—	(0.40)	11.70
2011	11.27	0.40	0.22	0.62	(0.39)	—	(0.39)	11.50
Class R6 (1/15)
2016(g)	11.23	0.24	(0.54)	(0.30)	(0.23)	—	(0.23)	10.70
2015(f)	11.48	0.22	(0.26)	(0.04)	(0.21)	—	(0.21)	11.23
Class I (2/94)
2016(g)	11.24	0.24	(0.56)	(0.32)	(0.23)	(0.02)	(0.25)	10.67
2015	11.74	0.48	(0.49)	(0.01)	(0.47)	(0.02)	(0.49)	11.24
2014	11.44	0.49	0.46	0.95	(0.46)	(0.19)	(0.65)	11.74
2013	11.64	0.44	(0.14)	0.30	(0.45)	(0.05)	(0.50)	11.44
2012	11.44	0.44	0.21	0.65	(0.45)	—	(0.45)	11.64
2011	11.21	0.46	0.22	0.68	(0.45)	—	(0.45)	11.44

90	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)(e)

(2.89)%	$63,942	0.86	%*	3.97	%*	0.77	%*	4.06	%*	27%
(0.41)	69,968	0.85		3.80		0.77		3.88		44
8.23	68,728	0.84		3.89		0.77		3.97		50
2.40	79,740	0.81		3.42		0.77		3.46		46
5.52	83,264	0.97		3.51		0.93		3.55		98
5.73	85,980	0.99		3.72		0.94		3.77		91

(3.29)	8,324	1.61	*	3.22	*	1.52	*	3.31	*	27
(1.10)	8,580	1.60		3.06		1.52		3.15		44
7.43	7,696	1.59		3.13		1.52		3.20		50
1.59	4,200	1.56		2.67		1.52		2.71		46
4.68	4,603	1.72		2.76		1.67		2.80		98
4.97	3,711	1.74		2.97		1.69		3.02		91

(2.99)	12,007	1.11	*	3.72	*	1.02	*	3.81	*	27
(0.70)	3,751	1.10		3.57		1.02		3.65		44
7.97	638	1.10		3.65		1.02		3.73		50
2.11	350	1.06		3.18		1.02		3.22		46
5.27	313	1.22		3.24		1.18		3.27		98
5.54	380	1.23		3.47		1.19		3.52		91

(2.75)	25,374	0.55	*	4.27	*	0.47	*	4.36	*	27
(0.29)	43,680	0.54	*	4.14	*	0.46	*	4.22	*	44

(2.85)	323,888	0.61	*	4.21	*	0.52	*	4.30	*	27
(0.15)	440,499	0.60		4.04		0.52		4.12		44
8.64	514,961	0.60		4.17		0.52		4.24		50
2.52	588,627	0.56		3.67		0.52		3.71		46
5.79	718,505	0.72		3.76		0.68		3.80		98
6.09	925,541	0.74		3.97		0.69		4.02		91

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For fiscal years beginning after June 30, 2011, the Fund will no longer exclude dollar roll transactions, where applicable.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
(g)	For the six months ended December 31, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	91

Financial Highlights (Unaudited) (continued)

Inflation Protected Securities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (10/04)
2016(f)	$10.92	$(0.02)	$(0.24)	$(0.26)	$—	$—	$—	$—	$10.66
2015	11.26	(0.03)	(0.20)	(0.23)	(0.07)	—	(0.04)	(0.11)	10.92
2014	11.08	0.15	0.32	0.47	(0.09)	(0.20)	—	(0.29)	11.26
2013	11.80	0.07	(0.66)	(0.59)	(0.13)	—	—	(0.13)	11.08
2012	10.94	0.23	1.01	1.24	(0.38)	—	—	(0.38)	11.80
2011	10.33	0.35	0.40	0.75	(0.14)	—	—	(0.14)	10.94
Class C (10/04)
2016(f)	10.84	(0.06)	(0.24)	(0.30)	—	—	—	—	10.54
2015	11.21	(0.11)	(0.20)	(0.31)	(0.02)	—	(0.04)	(0.06)	10.84
2014	11.03	0.06	0.35	0.41	(0.03)	(0.20)	—	(0.23)	11.21
2013	11.72	(0.03)	(0.60)	(0.63)	(0.06)	—	—	(0.06)	11.03
2012	10.84	0.14	1.00	1.14	(0.26)	—	—	(0.26)	11.72
2011	10.24	0.26	0.41	0.67	(0.07)	—	—	(0.07)	10.84
Class R3 (10/04)
2016(f)	10.85	(0.06)	(0.21)	(0.27)	—	—	—	—	10.58
2015	11.21	(0.11)	(0.16)	(0.27)	(0.05)	—	(0.04)	(0.09)	10.85
2014	11.05	0.29	0.14	0.43	(0.07)	(0.20)	—	(0.27)	11.21
2013	11.74	0.04	(0.62)	(0.58)	(0.11)	—	—	(0.11)	11.05
2012	10.84	0.22	0.97	1.19	(0.29)	—	—	(0.29)	11.74
2011	10.31	0.11	0.54	0.65	(0.12)	—	—	(0.12)	10.84
Class R6 (1/15)
2016(f)	11.02	0.02	(0.26)	(0.24)	—	—	—	—	10.78
2015(e)	11.18	— *	(0.16)	(0.16)	—	—	— *	—	11.02
Class I (10/04)
2016(f)	11.02	0.01	(0.26)	(0.25)	—	—	—	—	10.77
2015	11.35	(0.01)	(0.19)	(0.20)	(0.09)	—	(0.04)	(0.13)	11.02
2014	11.14	0.19	0.33	0.52	(0.11)	(0.20)	—	(0.31)	11.35
2013	11.81	0.09	(0.61)	(0.52)	(0.15)	—	—	(0.15)	11.14
2012	10.96	0.25	1.01	1.26	(0.41)	—	—	(0.41)	11.81
2011	10.34	0.40	0.38	0.78	(0.16)	—	—	(0.16)	10.96

92	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(2.38)%	$59,671	0.94	%**	(0.42	)%**	0.83	%**	(0.31	)%**	13%
(2.04)	42,341	0.92		(0.38)		0.83		(0.29)		34
4.35	24,020	0.86		1.30		0.83		1.33		48
(5.07)	21,949	0.81		0.56		0.81		0.56		52
11.44	19,330	1.00		1.81		0.84		1.97		47
7.30	12,080	1.09		3.05		0.85		3.30		45

(2.77)	12,168	1.69	**	(1.25	)**	1.58	**	(1.14	)**	13
(2.75)	9,366	1.66		(1.06)		1.58		(0.98)		34
3.76	6,954	1.61		0.50		1.58		0.52		48
(5.39)	9,761	1.56		(0.25)		1.56		(0.25)		52
10.62	9,703	1.75		1.05		1.59		1.21		47
6.59	8,043	1.84		2.19		1.60		2.44		45

(2.49)	9,821	1.20	**	(1.23	)**	1.08	**	(1.12	)**	13
(2.38)	3,693	1.15		(1.05)		1.08		(0.98)		34
3.97	3,447	1.13		2.63		1.08		2.68		48
(5.02)	519	1.06		0.32		1.06		0.32		52
11.10	173	1.25		1.72		1.09		1.88		47
6.31	33	1.38		0.78		1.10		1.05		45

(2.18)	2,970	0.51	**	0.20	**	0.39	**	0.31	**	13
(1.39)	3,074	0.52	**	(0.12	)**	0.41	**	(0.01	)**	34

(2.27)	313,295	0.69	**	0.02	**	0.58	**	0.13	**	13
(1.78)	331,707	0.66		(0.13)		0.58		(0.05)		34
4.82	321,472	0.61		1.65		0.58		1.68		48
(4.46)	344,204	0.56		0.77		0.56		0.77		52
11.62	321,386	0.75		1.99		0.59		2.15		47
7.62	255,183	0.84		3.49		0.60		3.74		45

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
(f)	For the six months ended December 31, 2015.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	93

Financial Highlights (Unaudited) (continued)

Intermediate Government Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (10/02)
2016(e)	$8.80	$0.05	$(0.04)	$0.01	$(0.05)	$—	$—	$(0.05)	$8.76
2015	8.81	0.10	(0.02)	0.08	(0.09)	—	—	(0.09)	8.80
2014	8.79	0.11	0.03	0.14	(0.11)	—	(0.01)	(0.12)	8.81
2013	9.02	0.14	(0.20)	(0.06)	(0.17)	—	—	(0.17)	8.79
2012	8.84	0.18	0.19	0.37	(0.19)	—	—	(0.19)	9.02
2011	8.77	0.20	0.07	0.27	(0.20)	—	—	(0.20)	8.84
Class C (10/09)
2016(e)	8.82	0.02	(0.05)	(0.03)	(0.02)	—	—	(0.02)	8.77
2015	8.83	0.04	(0.02)	0.02	(0.03)	—	—	(0.03)	8.82
2014	8.80	0.05	0.04	0.09	(0.05)	—	(0.01)	(0.06)	8.83
2013	9.03	0.07	(0.21)	(0.14)	(0.09)	—	—	(0.09)	8.80
2012	8.85	0.10	0.20	0.30	(0.12)	—	—	(0.12)	9.03
2011	8.77	0.12	0.08	0.20	(0.12)	—	—	(0.12)	8.85
Class R3 (10/09)
2016(e)	8.80	0.05	(0.04)	0.01	(0.05)	—	—	(0.05)	8.76
2015	8.81	0.08	(0.02)	0.06	(0.07)	—	—	(0.07)	8.80
2014	8.78	0.09	0.04	0.13	(0.09)	—	(0.01)	(0.10)	8.81
2013	9.01	0.12	(0.21)	(0.09)	(0.14)	—	—	(0.14)	8.78
2012	8.84	0.15	0.18	0.33	(0.16)	—	—	(0.16)	9.01
2011	8.77	0.16	0.08	0.24	(0.17)	—	—	(0.17)	8.84
Class I (10/02)
2016(e)	8.81	0.07	(0.04)	0.03	(0.08)	—	—	(0.08)	8.76
2015	8.82	0.12	(0.01)	0.11	(0.12)	—	—	(0.12)	8.81
2014	8.80	0.13	0.04	0.17	(0.14)	—	(0.01)	(0.15)	8.82
2013	9.03	0.16	(0.21)	(0.05)	(0.18)	—	—	(0.18)	8.80
2012	8.84	0.19	0.21	0.40	(0.21)	—	—	(0.21)	9.03
2011	8.77	0.21	0.07	0.28	(0.21)	—	—	(0.21)	8.84

94	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

0.16%	$11,456	1.00	%*	1.09	%*	0.85	%*	1.24	%*	29%
0.93	9,010	1.02		1.00		0.85		1.17		59
1.65	9,621	1.01		1.14		0.85		1.30		31
(0.74)	11,034	1.01		1.41		0.85		1.57		55
4.24	12,735	1.11		1.65		0.77		1.99		72
3.10	14,086	1.10		1.85		0.73		2.22		58

(0.33)	1,116	1.76	*	0.37	*	1.60	*	0.52	*	29
0.18	667	1.77		0.25		1.60		0.42		59
0.98	639	1.76		0.40		1.60		0.56		31
(1.53)	1,090	1.76		0.66		1.60		0.82		55
3.35	1,438	1.86		0.90		1.60		1.16		72
2.32	1,417	1.89		1.05		1.58		1.37		58

0.02	55	1.26	*	0.86	*	1.10	*	1.02	*	29
0.66	137	1.27		0.75		1.10		0.92		59
1.49	137	1.26		0.89		1.10		1.05		31
(1.00)	168	1.26		1.17		1.10		1.32		55
3.79	214	1.36		1.39		1.10		1.66		72
2.75	473	1.39		1.56		1.08		1.87		58

0.18	58,040	0.76	*	1.34	*	0.60	*	1.50	*	29
1.20	65,850	0.77		1.24		0.60		1.40		59
1.90	86,186	0.76		1.36		0.60		1.52		31
(0.53)	52,291	0.76		1.67		0.60		1.83		55
4.50	70,060	0.86		1.90		0.60		2.16		72
3.25	98,960	0.89		2.05		0.58		2.36		58

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended December 31, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	95

Financial Highlights (Unaudited) (continued)

Short Term Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/92)
2016(g)	$9.93	$0.08	$(0.11)	$(0.03)	$(0.09)	$—	$(0.09)	$9.81
2015	10.05	0.16	(0.13)	0.03	(0.15)	—	(0.15)	9.93
2014	9.97	0.19	0.08	0.27	(0.19)	—	(0.19)	10.05
2013	9.95	0.20	0.03	0.23	(0.21)	—	(0.21)	9.97
2012	10.06	0.24	(0.10)	0.14	(0.25)	—	(0.25)	9.95
2011	9.98	0.24	0.06	0.30	(0.22)	—	(0.22)	10.06
Class C (10/09)
2016(g)	9.97	0.04	(0.13)	(0.09)	(0.04)	—	(0.04)	9.84
2015	10.08	0.08	(0.12)	(0.04)	(0.07)	—	(0.07)	9.97
2014	10.00	0.11	0.08	0.19	(0.11)	—	(0.11)	10.08
2013	9.97	0.12	0.04	0.16	(0.13)	—	(0.13)	10.00
2012	10.09	0.16	(0.11)	0.05	(0.17)	—	(0.17)	9.97
2011	10.00	0.15	0.07	0.22	(0.13)	—	(0.13)	10.09
Class R3 (9/11)
2016(g)	9.95	0.07	(0.13)	(0.06)	(0.07)	—	(0.07)	9.82
2015	10.07	0.13	(0.13)	0.00	(0.12)	—	(0.12)	9.95
2014	9.99	0.16	0.08	0.24	(0.16)	—	(0.16)	10.07
2013	9.96	0.17	0.04	0.21	(0.18)	—	(0.18)	9.99
2012(e)	9.85	0.16	0.13	0.29	(0.18)	—	(0.18)	9.96
Class R6 (1/15)
2016(g)	9.95	0.09	(0.12)	(0.03)	(0.09)	—	(0.09)	9.83
2015(f)	9.93	0.09	— *	0.09	(0.07)	—	(0.07)	9.95
Class I (2/94)
2016(g)	9.94	0.09	(0.11)	(0.02)	(0.10)	—	(0.10)	9.82
2015	10.06	0.18	(0.12)	0.06	(0.18)	—	(0.18)	9.94
2014	9.98	0.21	0.08	0.29	(0.21)	—	(0.21)	10.06
2013	9.95	0.22	0.04	0.26	(0.23)	—	(0.23)	9.98
2012	10.07	0.26	(0.11)	0.15	(0.27)	—	(0.27)	9.95
2011	9.99	0.25	0.06	0.31	(0.23)	—	(0.23)	10.07

96	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(0.47)%	$95,316	0.76	%**	1.58	%**	0.72	%**	1.62	%**	20%
0.32	100,544	0.73		1.56		0.71		1.58		43
2.69	116,365	0.73		1.84		0.71		1.86		43
2.30	141,099	0.73		1.96		0.71		1.99		42
1.42	112,851	0.82		2.33		0.73		2.42		56
3.00	80,927	0.87		2.22		0.73		2.37		58

(0.95)	33,268	1.51	**	0.84	**	1.47	**	0.88	**	20
(0.36)	33,547	1.48		0.81		1.46		0.83		43
1.89	39,347	1.48		1.11		1.46		1.13		43
1.61	44,414	1.48		1.22		1.46		1.24		42
0.50	42,346	1.56		1.56		1.55		1.57		56
2.22	5,101	1.66		1.45		1.58		1.53		58

(0.72)	480	1.01	**	1.34	**	0.97	**	1.38	**	20
0.02	131	0.98		1.29		0.96		1.31		43
2.38	1,049	0.98		1.59		0.96		1.61		43
2.10	516	0.98		1.71		0.96		1.73		42
2.92	446	1.06	**	2.07	**	1.05	**	2.07	**	56

(0.34)	67,561	0.47	**	1.88	**	0.43	**	1.92	**	20
0.96	27,475	0.46	**	1.95	**	0.43	**	1.98	**	43

(0.34)	444,823	0.51	**	1.83	**	0.47	**	1.87	**	20
0.57	529,027	0.48		1.80		0.46		1.82		43
2.93	915,119	0.48		2.09		0.46		2.11		43
2.65	720,722	0.48		2.22		0.46		2.23		42
1.51	727,242	0.57		2.59		0.55		2.61		56
3.16	741,969	0.67		2.43		0.58		2.52		58

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period September 23, 2011 (commencement of operations) through June 30, 2012.
(f)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
(g)	For the six months ended December 31, 2015.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	97

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Core Bond Fund (“Core Bond”), Nuveen Core Plus Bond Fund (“Core Plus Bond”), Nuveen Inflation Protected Securities Fund (“Inflation Protected Securities”), Nuveen Intermediate Government Bond Fund (“Intermediate Government Bond”) and Nuveen Short Term Bond Fund (“Short Term Bond”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

The end of the reporting period for the Funds is December 31, 2015, and the period covered by these Notes to Financial Statements is the six months ended December 31, 2015 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Core Bond

Core Bond’s investment objective is to provide investors with current income to the extent consistent with preservation of capital. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds, such as U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities, residential and commercial mortgage-backed securities, asset-backed securities, corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations and municipal securities in an amount not to exceed 20% of the Fund’s net assets. Bonds in the Fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the Sub-Adviser. At least 65% of the Fund’s debt securities must be either U.S. government securities or securities that are rated A or better or are unrated and of comparable quality as determined by the Sub-adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the Fund’s total assets.

The Fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments.

Under normal market conditions, the Fund attempts to maintain a weighted average effective maturity for its portfolio securities of three to ten years and an average effective duration of two to six years. The Fund’s weighted average effective maturity and effective duration are measures of how the value of the Fund’s shares may react to interest rate changes.

To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts, interest rate caps, collars, and floors; swap agreements, including swap agreements on interest rates, security indexes and specific securities and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Core Plus Bond

Core Plus Bond’s investment objective is to provide investors with high current income consistent with limited risk to capital. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds, such as U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities, residential and commercial mortgage-backed securities, asset-backed securities, corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations and municipal securities in an amount not to exceed 20% of the Fund’s net assets.

98	Nuveen Investments

Up to 20% of the Fund’s total assets may be invested in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” securities or “junk” bonds). The Fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of comparable quality as determined by the Sub-Adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the Fund’s total assets.

The Fund may invest up to 35% of its total assets in debt obligations of foreign corporations and foreign governments. However, no more than 10% of the Fund’s total assets may be invested in debt obligations of corporations and governments that are located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for rapid economic growth, provided that no issuer included in the Fund’s current benchmark index will be considered to be located in an emerging market country.

Up to 10% of the Fund’s total assets may have non-U.S. dollar currency exposure from non-U.S. dollar denominated securities and currency derivatives, calculated on an absolute notional basis (i.e., adding together the absolute value of net long and net short exposures to individual non-U.S. dollar currencies).

Under normal market conditions, the Fund attempts to maintain a weighted average effective maturity for its portfolio securities of fifteen years or less and an average effective duration of three to eight years. The Fund’s weighted average effective maturity and average effective duration are measures of how the value of the Fund’s shares may react to interest rate changes.

To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Inflation Protected Securities

Inflation Protected Securities’ investment objective is to provide investors with total return while providing protection against inflation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in inflation protected debt securities. These securities will be issued by the U.S. and non-U.S. governments, their agencies and instrumentalities, and domestic and foreign corporations. The Fund’s investments in U.S. government inflation protected securities will include U.S. Treasury inflation protected securities as well as inflation protected securities issued by agencies and instrumentalities of the U.S. government. Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. government. Some securities issued by agencies and instrumentalities of the U.S. government are supported only by the credit of the issuing agency or instrumentality.

Inflation protected debt securities are designed to provide protection against the negative effects of inflation. Unlike traditional debt securities, which pay regular fixed interest payments on a fixed principal amount, interest payments on inflation protected debt securities will vary with the rate of inflation. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (CPI-U) as the inflation measure. Inflation protected debt securities issued by foreign governments and corporations are generally linked to a non-U.S. inflation rate.

Inflation protected debt securities have two common structures. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. If the index measuring the rate of inflation rises, the principal value of the security will increase. Because interest payments will be calculated with respect to a larger principal amount, interest payments also will increase. Conversely, if the index measuring the rate of inflation falls, the principal value of the security will fall and interest payments will decrease. Other issuers adjust the interest rates payable on the security according to the rate of inflation, but the principal amount remains the same.

In the event of sustained deflation, the U.S. Treasury has guaranteed that it will repay at maturity at least the original face value of the inflation protected securities that it issues. Other inflation protected debt securities that accrue inflation into their principal value may or may not provide a similar guarantee. For securities that do not provide such a guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal value.

Up to 20% of the Fund’s assets may be invested in holdings that are not inflation protected, which may include domestic and foreign corporate debt obligations, securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, debt obligations of foreign governments, residential and commercial mortgage-backed securities, asset-backed securities and derivative instruments, as discussed below.

Nuveen Investments	99

Notes to Financial Statements (Unaudited) (continued)

Up to 10% of the Fund’s net assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk” bonds). The Fund will not invest in securities rated lower than B at the time of purchase or in unrated securities of comparable quality as determined by the Sub-Adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so.

The Fund may invest up to 20% of its net assets in non-U.S. dollar denominated securities, and may invest without limitation in U.S. dollar denominated securities of foreign corporations and governments.

The Fund may invest in debt securities of any maturity, but expects to maintain, under normal market conditions, a weighted average effective maturity of between eight and fifteen years and an average effective duration of between four and ten years. The Fund’s weighted average effective maturity and average effective duration are measures of how the Fund may react to interest rate changes.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; foreign currency contracts; options on foreign currencies; interest rate caps, collars, and floors; index- and other asset-linked notes; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Intermediate Government Bond

Intermediate Government Bond’s investment objective is to provide investors with current income to the extent consistent with the preservation of capital. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in U.S. government bonds. U.S. government bonds are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury obligations, mortgage-backed securities issued by the Government National Mortgage Association, the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC) and non-mortgage-related obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as FNMA, FHLMC, Federal Farm Credit Banks, the Federal Home Loan Bank System, and the Tennessee Valley Authority, including obligations that are issued by private issuers and guaranteed under the Federal Deposit Insurance Corporation (FDIC) Temporary Liquidity Guarantee Program.

U.S. Treasury obligations and some obligations of U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuing agency or instrumentality.

The Fund may invest up to 20% of its total assets, collectively, in non-U.S. government debt obligations, asset-backed securities, residential and commercial mortgage-backed securities, corporate debt obligations, and municipal securities. Such securities will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the Sub-Adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so.

Under normal market conditions, the Fund attempts to maintain a weighted average effective maturity between three and ten years and an effective duration of between two and one-half and seven years. The Fund’s weighted average effective maturity and effective duration are measures of how the value of the Fund’s shares may react to interest rate changes.

To generate additional income, the Fund may invest up to 10% of its total assets in dollar roll transactions. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The Fund may utilize the following derivatives: futures contracts; options on futures contracts, swap agreements, including swap agreements on interest rates, security indexes and specific securities and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts that are traded on domestic securities exchanges, boards of trade, or similar entities and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio, or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use derivatives to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Short Term Bond

Short Term Bond’s investment objective is to provide investors with current income while maintaining a high degree of principal stability. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds, such

100	Nuveen Investments

as U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, residential and commercial mortgage-backed securities, asset-backed securities, corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations, and municipal securities.

Up to 20% of the Fund’s total assets may be invested in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” securities or “junk” bonds). The Fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of comparable quality as determined by the Sub-Adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 5% of the Fund’s total assets.

The Fund may invest up to 35% of its total assets in debt obligations of foreign corporations and foreign governments. However, no more than 10% of the Fund’s total assets may be invested in debt obligations of corporations and governments that are located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for rapid economic growth, provided that no issuer included in the Fund’s current benchmark index will be considered to be located in an emerging market country.

Up to 10% of the Fund’s total assets may have non-U.S. dollar currency exposure from non-U.S. dollar denominated securities and currency derivatives, calculated on an absolute notional basis (i.e., adding together the absolute value of net long and net short exposures to individual non-U.S. dollar currencies).

Under normal market conditions, the Fund attempts to maintain a weighted average effective maturity and an average effective duration for its portfolio securities of one to three years. The Fund’s weighted average effective maturity and effective duration are measures of how the value of the Fund’s shares may react to interest rate changes.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Core Bond	Core Plus Bond
Outstanding when-issued/delayed delivery purchase commitments	$6,295,201	$22,374,930

Nuveen Investments	101

Notes to Financial Statements (Unaudited) (continued)

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects pay down gains and losses, if any. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of the Funds, with the exception of Short Term Bond, of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge. Class A Share purchases of Short Term Bond of $250,000 or more are sold at NAV without an up-front sales charge. Class A Share purchases may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

102	Nuveen Investments

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of forward foreign currency exchange contracts and swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S.

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Notes to Financial Statements (Unaudited) (continued)

markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Core Bond	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$84,128,083	$—	$84,128,083
$1,000 Par (or similar) Institutional Preferred	—	674,275	—	674,275
Municipal Bonds	—	1,545,627	—	1,545,627
U.S. Government and Agency Obligations	—	19,883,950	—	19,883,950
Asset-Backed and Mortgage-Backed Securities	—	79,270,924	—	79,270,924
Sovereign Debt	—	1,454,600	—	1,454,600
Investments Purchased with Collateral from Securities Lending	8,950,753	—	—	8,950,753
Short-Term Investments:
Money Market Funds	12,208,240	—	—	12,208,240
Investments in Derivatives:
Futures Contracts**	107,568	—	—	107,568
Total	$21,266,561	$186,957,459	$—	$208,224,020

Core Plus Bond
Long-Term Investments*:
Corporate Bonds	$—	$272,008,179	$—	$272,008,179
$1,000 Par (or similar) Institutional Preferred	—	21,204,252	—	21,204,252
U.S. Government and Agency Obligations	—	64,854	—	64,854
Asset-Backed and Mortgage-Backed Securities	—	125,085,384	—	125,085,384
Sovereign Debt	—	11,858,640	—	11,858,640
Investments Purchased with Collateral from Securities Lending	40,469,109	—	—	40,469,109
Short-Term Investments:
Money Market Funds	24,964,422	—	—	24,964,422
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts**	—	404,557	—	404,557
Interest Rate Swaps**	—	(1,196,854)	—	(1,196,854)
Futures Contracts**	156,084	—	—	156,084
Total	$65,589,615	$429,429,012	$—	$495,018,627

Inflation Protected Securities
Long-Term Investments*:
Convertible Preferred Securities	$218,654	$—	$—	$218,654
$25 Par (or similar) Retail Preferred	293,250	—	—	293,250
Corporate Bonds	—	23,222,893	—	23,222,893
$1,000 Par (or similar) Institutional Preferred	—	141,000	—	141,000
Municipal Bonds	—	2,070,099	—	2,070,099
U.S. Government and Agency Obligations	—	350,786,383	—	350,786,383
Asset-Backed and Mortgage-Backed Securities	—	13,967,884	—	13,967,884
Sovereign Debt	—	2,246,086	—	2,246,086
Investments Purchased with Collateral from Securities Lending	3,513,550	—	—	3,513,550
Short-Term Investments:
Money Market Funds	2,580,386	—	—	2,580,386
Investments in Derivatives:
Futures Contracts**	162,300	—	—	162,300
Total	$6,768,140	$392,434,345	$—	$399,202,485
*	Refer to the Fund’s Portfolio of Investments for industry, state and country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

104	Nuveen Investments

Intermediate Government Bond	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$399,213	$—	$399,213
Municipal Bonds	—	2,170,759	—	2,170,759
U.S. Government and Agency Obligations	—	43,525,886	—	43,525,886
Asset-Backed and Mortgage-Backed Securities	—	22,413,812	—	22,413,812
Investments Purchased with Collateral from Securities Lending	3,362,425	—	—	3,362,425
Short-Term Investments:
Money Market Funds	1,359,290	—	—	1,359,290
Investments in Derivatives:
Futures Contracts**	23,354	—	—	23,354
Total	$4,745,069	$68,509,670	$—	$73,254,739

Short Term Bond
Long-Term Investments*:
Corporate Bonds	$—	$288,562,094	$—	$288,562,094
$1,000 Par (or similar) Institutional Preferred	—	3,268,500	—	3,268,500
Municipal Bonds	—	13,229,662	—	13,229,662
U.S. Government and Agency Obligations	—	34,943,597	—	34,943,597
Asset-Backed and Mortgage-Backed Securities	—	284,608,348	—	284,608,348
Sovereign Debt	—	2,905,190	—	2,905,190
Investments Purchased with Collateral from Securities Lending	21,320,187	—	—	21,320,187
Short-Term Investments:
Money Market Funds	10,997,768	—	—	10,997,768
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts**	—	31,146	—	31,146
Futures Contracts**	94,258	—	—	94,258
Total	$32,412,213	$627,548,537	$—	$659,960,750
*	Refer to the Fund’s Portfolio of Investments for industry, state and country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

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Notes to Financial Statements (Unaudited) (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of “Interest income” on the Statement of Operations, even though investors do not receive their principal until maturity.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, the Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also have the ability to recall the securities on loan at any time.

Each Funds’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.

Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Funds securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Funds has the right to use the collateral to acquire identical securities. In the event the Funds are delayed or prevented from exercising their right to dispose of the collateral, there may be a loss to the Funds. Under each Fund’s securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Fund. The Funds bear the risk of loss with respect to the investment of collateral.

The Funds’ custodian, U.S. Bank National Association, serves as its securities lending agent. Each Fund pays the custodian a fee based on its proportional share of the custodian’s expense of operating its securities lending program. Income earned from the securities lending program is paid to the Fund, net of any fees paid. Income from securities lending, net of fees paid, is recognized as “Securities lending income, net” on the Statement of Operations.

106	Nuveen Investments

The following table presents the securities out on loan for the Funds and the collateral delivered related to those securities, as of the end of the reporting period.

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Core Bond
	Corporate Bonds	$7,866,315	$(7,866,315)	$—
	U.S. Government and Agency Obligations	779,725	(779,725)	—
Total		$8,646,040	$(8,646,040)	$—
Core Plus Bond
	Corporate Bonds	$30,254,639	$(30,254,639)	$—
	$1,000 par (or similar) Institutional Preferred	3,795,908	(3,795,908)	—
	Sovereign Debt	4,921,936	(4,921,936)	—
Total		$38,972,483	$(38,972,483)	$—
Inflation Protected Securities
	Corporate Bonds	$3,376,638	$(3,376,638)	$—
Intermediate Government Bond
	U.S. Government and Agency Obligations	$3,246,704	$(3,246,704)	$—
Short Term Bond
	Corporate Bonds	$17,345,977	$(17,345,977)	$—
	U.S. Government and Agency Obligations	3,290,463	(3,290,463)	—
Total		$20,636,440	$(20,636,440)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund's Portfolio of Investments for details on the securities out on loan.

Securities lending fees paid by each Fund during the current fiscal period were as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Securities lending fees paid	$1,909	$14,613	$1,593	$222	$6,425

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Exchange Contracts

Each Fund is authorized to enter into forward foreign currency exchange contracts (“forward contracts”) under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the OTC markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions for each counterparty is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency exchange contracts (, net)” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, a Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was

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Notes to Financial Statements (Unaudited) (continued)

closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, Core Plus Bond and Short Term Bond invested in forward foreign currency exchange contracts to manage foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from its bond portfolio, or it may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation.

The average notional amount of forward foreign currency exchange contracts outstanding during the current fiscal period was as follows:

	Core Plus Bond	Short Term Bond
Average notional amount of forward foreign currency exchange contracts outstanding*	$33,807,706	$981,138
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of forward foreign currency exchange contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Core Plus Bond
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts	$404,557	—	$—
Short Term Bond
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts	$31,146	—	$—

The following table presents the forward foreign currency exchange contracts subject to netting agreements and the collateral delivered related to those forward foreign currency exchange contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Exchange Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Exchange Contracts*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Core Plus Bond
	Bank of America, N.A.	$48,589	$—	$—	$48,589	$—	$48,589
	Goldman Sachs Bank USA	25,990	—	—	25,990	—	25,990
	Nomura International PLC	329,978	—	—	329,978	—	329,978
Total		$404,557	$—	$—	$404,557	$—	$404,557

Short Term Bond
	Bank of America, N.A.	$31,146	$—	$—	$31,146	$—	$31,146
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency exchange contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Core Plus Bond	Foreign currency exchange rate	Forward contracts	$2,429,570	$160,895
Short Term Bond	Foreign currency exchange rate	Forward contracts	32,749	31,146

108	Nuveen Investments

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, each Fund used U.S. Treasury futures as part of their overall portfolio construction strategy to manage portfolio duration and yield curve exposure.

The average notional amount of futures contracts outstanding during current fiscal period was as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Average notional amount of futures contracts outstanding*	$38,020,227	$62,896,777	$71,690,609	$11,084,602	$95,904,035
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Core Bond

Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$110,713
		Receivable for variation margin on futures contracts*	(3,111)	Payable for variation margin on futures contracts*	(34)
Total			$(3,111)		$110,679

Core Plus Bond

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$20,704	Payable for variation margin on futures contracts*	$135,380

Inflation Protected Securities

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$9,366	Payable for variation margin on futures contracts*	$152,934

Intermediate Government Bond

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(8,015)	Payable for variation margin on futures contracts*	$31,369

Short Term Bond

Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$94,258
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported on the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.

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Notes to Financial Statements (Unaudited) (continued)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Core Bond	Interest rate	Futures contracts	$(544,406)	$350,017
Core Plus Bond	Interest rate	Futures contracts	(690,724)	65,354
Inflation Protected Securities	Interest rate	Futures contracts	(212,332)	235,187
Intermediate Government Bond	Interest rate	Futures contracts	(108,161)	23,126
Short Term Bond	Interest rate	Futures contracts	77,731	294,243

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For OTC swaps, the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an exchanged-cleared swap contract, in certain instances a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in exchange-cleared interest rate swap contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If a Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively.

Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps.” In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, each Fund invested in interest rate swap contracts as part of an overall portfolio construction strategy to manage duration and overall portfolio yield curve exposure.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Average notional amount of interest rate swap contracts outstanding*	$7,333,333	$51,333,333	$9,000,000	$1,333,333	$22,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

110	Nuveen Investments

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Core Plus Bond

Interest rate	Swaps (Exchange-Cleared)	Receivable for variation margin on swap contracts*	$(1,009,753)	—	$—
Interest rate	Swaps (OTC)	—	—	Unrealized depreciation on interest rate swaps	(187,101)
Total			$(1,009,753)		$(187,101)
*	Value represents unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counter party	Net Exposure
Core Plus Bond	JPMorgan Chase Bank, N.A.	$—	$(187,101)	$—	$(187,101)	$187,101	$—
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Core Bond	Interest rate	Swaps	$(558,892)	$157,115
Core Plus Bond	Interest rate	Swaps	$(2,047,029)	$27,864
Inflation Protected Securities	Interest rate	Swaps	$(583,194)	$80,776
Intermediate Government Bond	Interest rate	Swaps	$(66,161)	$(10,105)
Short Term Bond	Interest rate	Swaps	$(1,482,338)	$258,316

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	111

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 12/31/15		Year Ended 6/30/15
Core Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	150,669	$1,485,582	480,983	$4,953,915
Class C	27,519	270,898	96,329	982,982
Class R6	1,574,168	15,600,000	4,651,952	47,541,741
Class I	1,124,436	11,025,898	3,159,449	32,214,618
Shares issued to shareholders due to reinvestment of distributions:
Class A	26,131	256,973	58,925	602,146
Class C	1,195	11,690	2,063	20,945
Class R6	84,983	838,133	51,608	521,428
Class I	83,705	819,298	470,639	4,799,991
	3,072,806	30,308,472	8,971,948	91,637,766
Shares redeemed:
Class A	(198,118)	(1,955,557)	(524,861)	(5,370,931)
Class C	(4,873)	(48,164)	(50,490)	(511,743)
Class R6	(489,488)	(4,835,000)	(159,742)	(1,625,000)
Class I	(6,214,317)	(61,277,835)	(17,818,315)	(182,116,417)
	(6,906,796)	(68,116,556)	(18,553,408)	(189,624,091)
Net increase (decrease)	(3,833,990)	$(37,808,084)	(9,581,460)	$(97,986,325)

	Six Months Ended 12/31/15		Year Ended 6/30/15
Core Plus Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	285,613	$3,138,266	1,431,910	$16,573,234
Class C	147,895	1,611,516	443,728	5,107,553
Class R3	888,577	9,831,939	339,863	3,921,356
Class R6	—	—	3,988,552	45,789,116
Class I	1,482,052	16,285,937	8,121,755	93,636,474
Shares issued to shareholders due to reinvestment of distributions:
Class A	124,661	1,363,700	221,063	2,551,674
Class C	9,173	99,800	13,935	159,971
Class R3	15,863	173,312	6,838	78,938
Class R6	53,825	589,931	61,527	703,660
Class I	290,881	3,176,804	638,558	7,363,664
	3,298,540	36,271,205	15,267,729	175,885,640
Shares redeemed:
Class A	(648,202)	(7,125,773)	(1,282,745)	(14,765,373)
Class C	(141,146)	(1,561,030)	(349,732)	(3,968,520)
Class R3	(117,565)	(1,291,759)	(68,508)	(785,186)
Class R6	(1,569,659)	(17,564,000)	(162,188)	(1,865,000)
Class I	(10,638,052)	(116,555,104)	(13,432,022)	(154,528,972)
	(13,114,624)	(144,097,666)	(15,295,195)	(175,913,051)
Net increase (decrease)	(9,816,084)	$(107,826,461)	(27,466)	$(27,411)

112	Nuveen Investments

	Six Months Ended 12/31/15		Year Ended 6/30/15
Inflation Protected Securities	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,542,213	$27,417,384	2,506,090	$27,662,729
Class C	545,973	5,865,586	397,128	4,332,157
Class R3	732,221	7,870,025	298,987	3,263,207
Class R6	16,409	178,955	298,908	3,338,897
Class I	5,107,851	55,741,374	9,520,020	106,097,936
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	22,083	245,094
Class C	—	—	2,409	26,612
Class R3	—	—	2,564	28,322
Class R6	—	—	—	—
Class I	—	—	59,165	661,822
	8,944,667	97,073,324	13,107,354	145,656,776
Shares redeemed:
Class A	(821,828)	(8,873,564)	(785,062)	(8,679,440)
Class C	(255,769)	(2,740,124)	(155,985)	(1,721,376)
Class R3	(144,305)	(1,541,992)	(268,797)	(2,971,314)
Class R6	(19,873)	(216,709)	(20,018)	(225,016)
Class I	(6,119,273)	(66,546,972)	(7,807,405)	(86,933,536)
	(7,361,048)	(79,919,361)	(9,037,267)	(100,530,682)
Net increase (decrease)	1,583,619	$17,153,963	4,070,087	$45,126,094

	Six Months Ended 12/31/15		Year Ended 6/30/15
Intermediate Government Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	467,473	$4,123,608	301,596	$2,674,606
Class C	60,457	534,243	25,473	225,799
Class R3	1,063	9,353	3,672	32,381
Class I	756,877	6,661,125	3,567,119	31,596,680
Shares issued to shareholders due to reinvestment of distributions:
Class A	7,133	62,775	10,037	88,789
Class C	203	1,784	218	1,929
Class R3	61	542	119	1,057
Class I	12,387	109,110	11,379	100,789
	1,305,654	11,502,540	3,919,613	34,722,030
Shares redeemed:
Class A	(189,831)	(1,673,358)	(379,903)	(3,366,166)
Class C	(9,043)	(79,593)	(22,419)	(198,363)
Class R3	(10,368)	(91,064)	(3,860)	(34,054)
Class I	(1,619,909)	(14,286,932)	(5,874,316)	(52,018,923)
	(1,829,151)	(16,130,947)	(6,280,498)	(55,617,506)
Net increase (decrease)	(523,497)	$(4,628,407)	(2,360,885)	$(20,895,476)

Nuveen Investments	113

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 12/31/15		Year Ended 6/30/15
Short Term Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,917,058	$18,927,587	4,107,721	$40,925,341
Class C	722,029	7,145,331	1,003,522	10,034,994
Class R3	36,851	363,814	15,685	156,648
Class R6	4,356,773	43,113,066	3,194,996	31,730,928
Class I	6,617,856	65,477,434	22,741,538	226,838,893
Shares issued to shareholders due to reinvestment of distributions:
Class A	66,247	653,658	145,594	1,450,839
Class C	8,340	82,563	19,118	191,160
Class R3	3	28	9	91
Class R6	30,868	304,933	17,912	178,439
Class I	106,956	1,056,022	282,764	2,820,170
	13,862,981	137,124,436	31,528,859	314,327,503
Shares redeemed:
Class A	(2,386,136)	(23,547,228)	(5,710,885)	(56,917,931)
Class C	(716,134)	(7,094,278)	(1,560,336)	(15,591,244)
Class R3	(1,101)	(10,928)	(106,775)	(1,067,252)
Class R6	(273,710)	(2,702,508)	(451,080)	(4,490,000)
Class I	(14,620,211)	(144,403,153)	(60,814,967)	(605,795,536)
	(17,997,292)	(177,758,095)	(68,644,043)	(683,861,963)
Net increase (decrease)	(4,134,311)	$(40,633,659)	(37,115,184)	$(369,534,460)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and derivative transactions) during the current fiscal period were as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Purchases:
Investment securities	$31,203,141	$64,315,291	$3,934,893	$1,363,116	$104,545,527
U.S. Government and agency obligations	39,579,139	68,153,086	76,004,728	18,660,614	34,079,175
Sales and maturities:
Investment securities	56,793,668	155,852,394	18,512,941	9,744,436	118,773,151
U.S. Government and agency obligations	44,987,149	73,472,396	33,236,688	12,309,249	13,977,344

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of December 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Cost of investments	$207,868,335	$503,115,637	$407,067,412	$72,174,874	$664,807,565
Gross unrealized:
Appreciation	$3,652,387	$14,918,422	$4,530,684	$1,263,618	$2,332,626
Depreciation	(3,404,270)	(22,379,219)	(12,557,911)	(207,107)	(7,304,845)
Net unrealized appreciation (depreciation) of investments	$248,117	$(7,460,797)	$(8,027,227)	$1,056,511	$(4,972,219)

114	Nuveen Investments

Permanent differences, primarily due to distribution reallocations, expiration of capital loss carryforwards, federal taxes paid, foreign currency transactions, return of capital distributions, treatment of notional principal contracts, amortization of mark-to-market assets on Sec. 311(e) adjustments and deflation adjustments sold reclass resulted in reclassifications among the Funds’ components of net assets as of June 30, 2015, the Funds’ last tax year end, as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Capital paid-in	$(20)	$(22)	$(1,423,877)	$(2,446,558)	$(7,824,109)
Undistributed (Over-distribution of) net investment income	(124,923)	82,081	1,477,274	—	(418,938)
Accumulated net realized gain (loss)	124,943	(82,059)	(53,397)	2,446,558	8,243,047

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2015, the Funds’ last tax year end, were as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Undistributed net ordinary income[1]	$625,622	$2,483,544	$—	$59,307	$21,293
Undistributed net long-term capital gains	705,744	801,663	—	—	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period June 1, 2015 through June 30, 2015 and paid on July 1, 2015. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended June 30, 2015, was designated for purposes of the dividends paid deduction as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Distributions from net ordinary income[2]	$9,599,976	$23,402,734	$2,853,684	$1,114,389	$17,072,409
Distributions from net long-term capital gains	4,146,887	884,605	128,584	—	—
Return of capital	—	—	1,423,856	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of June 30, 2015, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Intermediate Government Bond	Short Term Bond
Expiration:
June 30, 2016	$164,695	$48,855
June 30, 2017	3,538,398	1,188,199
June 30, 2018	—	4,103,631
Not subject to expiration	128,396	3,967,046
Total	$3,831,489	$9,307,731

During the Funds’ last tax year ended June 30, 2015, the following Funds utilized capital loss carryforwards as follows:

	Inflation Protected Securities	Intermediate Government Bond
Utilized capital loss carryforwards	$21,234	$190,432

As of June 30, 2015, the Funds’ last tax year end, the following Funds’ capital loss carryforwards expired as follows:

	Intermediate Government Bond	Short Term Bond
Expired capital loss carryforwards	$2,446,535	$7,432,482

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:

	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Post-October capital losses[3]	$599,478	$44,831	$—
Late-year ordinary losses[4]	9,309	—	692,591
[3]	Capital losses incurred from November 1, 2014 through June 30, 2015, the Funds’ last tax year end.
[4]	Ordinary losses incurred from January 1, 2015 through June 30, 2015 and/or specified losses incurred from November 1, 2014 through June 30, 2015.

Nuveen Investments	115

Notes to Financial Statements (Unaudited) (continued)

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
For the first $125 million	0.2700%	0.2800%	0.2500%	0.2700%	0.2200%
For the next $125 million	0.2575	0.2675	0.2375	0.2575	0.2075
For the next $250 million	0.2450	0.2550	0.2250	0.2450	0.1950
For the next $500 million	0.2325	0.2425	0.2125	0.2325	0.1825
For the next $1 billion	0.2200	0.2300	0.2000	0.2200	0.1700
For net assets over $2 billion	0.1950	0.2050	0.1750	0.1950	0.1450

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2015, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Core Bond	0.2000%
Core Plus Bond	0.2000
Inflation Protected Securities	0.1803
Intermediate Government Bond	0.2000
Short Term Bond	0.2000

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees occurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

Fund	Expense Cap	Temporary Expense Cap Expiration Date
Core Bond	0.53%	October 31, 2016
Core Plus Bond	0.52	October 31, 2016
Inflation Protected Securities	0.60	October 31, 2016
Intermediate Government Bond	0.60	October 31, 2016
Short Term Bond	0.47	October 31, 2016

116	Nuveen Investments

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Sales charges collected	$8,468	$22,351	$8,059	$7,286	$56,482
Paid to financial intermediaries	6,840	19,392	6,935	6,543	54,927

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Commission advances	$720	$9,704	$5,193	$4,624	$58,449

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase were retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
12b-1 fees retained	$1,955	$18,287	$5,275	$2,392	$17,728

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
CDSC retained	$—	$548	$1,641	$—	$6,306

8. Borrowing Arrangements

During the current fiscal period, the Funds, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

Nuveen Investments	117

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian U.S. Bank National Association Milwaukee, WI 53202	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

118	Nuveen Investments

Glossary of Terms

Used in this Report

Asset-Backed Securities (ABS): Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays U.S. Corporate High Yield Bond Index: An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Barclays Intermediate Government Bond Index: An unmanaged index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays U.S. TIPS Index: An unmanaged index that includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays 1-3 Year Government/Credit Bond Index: An unmanaged index that includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Lipper Core Bond Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Core Bond Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Nuveen Investments	119

Glossary of Terms Used in this Report (Unaudited) (continued)

Lipper Core Bond Plus Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Core Bond Plus Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Inflation-Protected Bond Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Inflation-Protected Bond Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge.

Lipper Intermediate U.S. Government Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Intermediate U.S. Government Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short Investment Grade Debt Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Short Investment Grade Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the

Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (sub-prime).

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

120	Nuveen Investments

Notes

Nuveen Investments	121

Notes

122	Nuveen Investments

Notes

Nuveen Investments	123

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of December 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-FINC-1215D        14133-INV-B-02/17

Mutual Funds

Nuveen Income Funds

Semi-Annual Report December 31, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Global Total Return Bond Fund	NGTAX	NGTCX	NGTRX	—	NGTIX
Nuveen High Income Bond Fund	FJSIX	FCSIX	FANSX	—	FJSYX
Nuveen Strategic Income Fund	FCDDX	FCBCX	FABSX	FSFRX	FCBYX
Nuveen U.S. Infrastructure Bond Fund	NUSNX	NUSCX	—	—	NUSIX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets spent most of the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty was a considerable source of volatility for stock and bond prices for much of 2015, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

As was widely expected, the long-awaited Fed rate hike materialized in mid-December. While the move was interpreted as a vote of confidence on the U.S. economy’s underlying strength, the Fed emphasized that future rate increases will be gradual and guided by its ongoing assessment of financial conditions. Headwinds including rising borrowing costs, softer commodity prices, low inflation, a strong U.S. dollar and a stagnant global economy could necessitate keeping monetary conditions accommodative for longer. Meanwhile, policy makers in Europe and Japan are deploying their available tools to try to bolster their economies’ fragile growth, while Chinese authorities have stepped up efforts to manage China’s slowdown.

Although the new year began with a more pessimistic tone to investor sentiment and elevated volatility in the markets, we caution investors from making long-term decisions based on short-term news. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 22, 2016

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Global Total Return Bond Fund

Nuveen High Income Bond Fund

Nuveen Strategic Income Fund

Nuveen U.S. Infrastructure Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. In this report, the various portfolio management teams for the Funds discuss key investment strategies and the Funds’ performance for the six-month reporting period ended December 31, 2015. These management teams include:

Nuveen Global Total Return Bond Fund

Timothy A. Palmer, CFA, and Steven S. Lee, CFA, have managed the Fund since its inception in 2011.

Nuveen High Income Bond Fund

John T. Fruit, CFA, has managed the Fund since 2006. Jeffrey T. Schmitz, CFA, has been part of the management team for the Fund since 2008.

Nuveen Strategic Income Fund

Timothy A. Palmer, CFA, has been the lead manager of the Fund since 2005. Jeffrey J. Ebert has been on the management team since 2000. Marie A. Newcome, CFA, joined the Fund as a co-portfolio manager in 2011.

Nuveen U.S. Infrastructure Bond Fund

Daniel J. Close, CFA, Jeffrey J. Ebert and Jeffrey T. Schmitz, CFA, have managed the Fund since its inception in 2014.

High yield market overview for the six-month reporting period ended December 31, 2015.

High yield markets struggled during the reporting period, as continued declines in the value of fossil fuels and other commodities undermined the creditworthiness of issuers whose financial health depends on such values. Consequently, yield spreads (the degree to which the yield of a particular bond relative to a low-risk bond such as a U.S. Treasury) for high yield bonds, particularly those of issuers in the most impacted industries, widened considerably during the six-month reporting period and caused such bonds to decline significantly in value. The Barclays U.S. Aggregate Bond Index provided a 0.65% total return during this reporting period in contrast to the Barclays U.S. Corporate High Yield Bond Index, which returned -6.82% during the reporting period.

In early December, 2015, another sponsor’s mutual fund that was invested heavily in distressed credit bonds, was forced to suspend further share redemptions (withdrawals from the fund), reportedly because shareholder redemption requests were occurring faster than the fund was able to sell portfolio securities in a balanced manner to raise the cash necessary to pay those redeeming shareholders. This event, occurring at a time when the high yield bond market was already weak and generally declining, served to exacerbate the concerns of high yield bond market participants about both the ongoing strength and stability of the high yield bond

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

market, and specifically about the ability of high yield bond funds to sell portfolio bonds to meet redemptions going forward. The immediate result was for already unstable and declining high yield bond prices to decline further and faster and for net negative flows (net redemptions) for funds investing in high yield bonds to increase, which put further pressure on the high yield bond market. However, as investors learned more about the specific fund’s circumstance, and generally came to conclude that the event was driven primarily by that fund’s uniquely difficult circumstances, the market’s fears tended to subside. However, those market-wide concerns have not completely dissipated. As a result, net negative flows out of the high yield bond fund category are still significant, and high yield bond prices have not recovered through the time of this writing in mid-February, so the market skittishness following the event ended up hurting overall Fund performance, both during the reporting period and into the ensuing period.

How did the Funds perform during the six-month reporting period ended December 31, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Funds for the six-month, one-year, five-year, ten-year and/or since inception periods ended December 31, 2015. Each Funds’ Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate Barclays Index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the six-month reporting period and how did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics used previously, although implementation of those strategies depended on the individual characteristics of the portfolios, as well as market conditions. The Funds’ management teams use a highly collaborative, research-driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments. During the reporting period, the Funds were generally positioned for an environment of continued moderate economic growth. Nonetheless, during the reporting period we made smaller scaled shifts on an ongoing basis that were geared toward improving each Fund’s profile in response to changing conditions and valuations. These strategic moves are discussed in more detail within each Fund’s section of this report.

Nuveen Global Total Return Bond Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the Barclays Global Aggregate Unhedged Bond Index and the Lipper Global Income Funds Classification Average for the six-month reporting period. The reporting period began with the U.S. economy showing resilience in the face of weaker growth experienced by the rest of the global economy. The key area of focus was China, which showed markedly slower manufacturing activity and uncertainty surrounding actual levels of consumption. Slower Chinese production and the ongoing weakness across emerging markets led to renewed volatility and weakness in commodity prices across the board. Oil prices were highly volatile throughout the period, declining rapidly following the end of June and selling off sharply again into year-end to a decade-low level of below $36-per-barrel level by December. The decline was driven by concerns over China’s slowdown, a global supply glut and the Organization of the Petroleum Exporting Countries (OPEC’s) decision to maintain current production levels. The fears over China and the uncertainty surrounding Federal Reserve (Fed) policy normalization also caused market volatility to spike, spurring a significant sell-off in global equity markets beginning in mid-August as China unexpectedly shifted currency policy.

Despite broad speculation that it would increase rates in September for the first time in nearly a decade, the Fed decided to keep the federal funds rate near zero at that meeting. The nation’s relatively weak wage growth continued to be an area of keen interest for the Fed because it indicated that the U.S. economic recovery was far from robust. However, as the period progressed, the U.S. economy continued to expand at a moderate pace, while job growth improved with the unemployment rate falling to 5.0% in the final three months of the year. Finally, at the Fed’s December meeting, policymakers began the long-awaited process of policy normalization by raising the federal funds rate by 0.25%, marking the end of a historically long period of low rates designed to boost the U.S. economic recovery. In anticipation of the Fed move, the Treasury yield curve flattened as rates for Treasuries with maturities of less than five years moved higher in earnest, while rates for intermediate- and long-term Treasuries fell modestly.

During the reporting period, spreads widened across all sectors as investors favored higher quality sectors of the market such as Treasuries and mortgage-backed securities, which outpaced corporate bonds by a wide margin. In the investment grade corporate market, commodity price volatility and heavy new issue supply kept technicals weak in higher risk sectors, causing lower-quality bonds to underperform significantly. Analysts at ratings agencies reduced price forecasts for energy and metals, causing negative

6	Nuveen Investments

outlook changes for several issuers and exacerbating selling pressure in an already weak market. Merger and acquisition (M&A) related financing also took a toll on the technical backdrop as the market tried to absorb nearly $70 billion in M&A related issuance. Market technicals remained weak into the reporting period as dealers tried to keep inventory levels low and oil prices hit new lows. Given strong fundamentals, financials outperformed the industrial sector, which was weighed down by growth concerns. These worries also caused BBB rated issuers to significantly underperform A rated issuers. European credit, both investment grade and high yield, outperformed U.S. credit owing to marginally higher overall quality, less concentration in energy and the effects of supportive European Central Bank (ECB) policy on market technicals.

High yield bond prices came under extreme pressure as festering global growth concerns, the Fed’s mixed messages and accumulating sector specific issues weighed on confidence and led to a poor technical backdrop. A flight-to-quality ensued due to persistent commodity weakness and increased distress among lower rated issues. Energy bonds, which comprise approximately 13% of the market, continued to be pressured by falling crude prices. The weak global growth outlook also caused the headwinds in the commodity sector, with many base metal, iron ore and coal prices trading at multi-year lows. Elevated risks in the commodity sector curbed risk appetites and led to underperformance in the CCC rated credit space, which is more exposed to these cyclically weak areas. High yield spreads, which have been rising since mid-2014, ended the reporting period well above their historical average as a percentage of the 10-year Treasury yield, reflecting the extremely negative sentiment and investor outflows from the segment.

Non-U.S. interest rates and currencies took the Fed’s first move in stride, reacting moderately to prospects for a higher U.S. rate structure. A moderate message from the Fed, below trend global growth, the lack of inflation pressures and ongoing risk aversion in credit helped keep market rates in check. Europe and Japan, while posting reasonable growth data, continued to witness broadly disinflationary effects beyond energy, leading to meaningfully lower inflation expectations. After increased expectations earlier in the period, the ECB disappointed marginally by offering only an extension of its quantitative easing plan late in the year, but clearly left the door open for more. The Bank of Japan continued its waiting game in the midst of mixed economic data. China was an ongoing source of volatility after surprising the market with a currency devaluation in August. Most developed foreign markets marginally outperformed the U.S. and yield curves were flatter. While currencies were volatile during the period, the U.S. dollar generally appreciated versus most currencies. Emerging market (EM) currencies struggled with slow growth, declining commodity prices and reduced investor risk appetite. Developed currencies, such as the euro, fared better, but generally slipped on diverging monetary policies. The yen gained marginally amid global risk aversion and sluggish domestic activity.

A combination of sluggish global economic activity, low and volatile commodity prices and concerns about a Fed rate hike led to negative returns for EM debt. Mixed and decelerating data out of China continued to raise questions about the country’s growth and the resultant impact on the rest of the world. Political disarray, stagnant growth and currency weakness continued to plague Brazil, threatening further instability in this large EM player, while a surprise policy shift in South Africa exacerbated the volatility. In terms of regions, Latin America lagged, while Eastern Europe held in better given those countries’ proximity to the eurozone and better debt dynamics. Most local EM markets underperformed U.S. Treasuries. Nearly all EM currencies declined, with central Europe faring better and Brazil, Russia and South Africa among the worst performers due to global as well as domestic challenges.

The volatile market environment and pressures on credit and economically-sensitive sectors of the market drove the Fund’s shortfall versus the benchmark during the reporting period. The largest negative impact on performance was from the Fund’s weighting in the high yield corporate sector. In addition to the overweight to high yield, our positioning in cyclical credits, including energy, as well as EM corporates, contributed to underperformance.

While an overweight to investment grade credit detracted marginally, the primary performance impact in that sector was due to our lower quality bias/overweight BBB rated credits. Issue selection was also a negative contributor as the benefit from a large overweight to financials was offset by our smaller, but hard hit, positions in cyclical credits, including energy. An overweight to EM investment grade corporates, although scaled back early in the reporting period, was also a drag on performance.

Our overall global interest rate positioning detracted slightly given our small duration underweight to the index, which was largely expressed through our zero weight in Japanese bonds. Interest rate selection was mixed, with gains in core Europe, the U.S. and emerging Europe offset by losses from South Africa, Mexico and the underweight to Japan.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

Overall, currency positioning benefited the Fund during the reporting period. The Fund’s significant overweight to the U.S. dollar was helpful as global growth concerns and the shift in rates by the Fed supported the dollar. We also benefited from select positions such as the Indonesian rupiah and Indian rupee, as well as our negative views on Canada and Turkey. A portion of this gain was offset by our positions in the Mexican peso and British pound, as well as our large underweight to the Japanese yen. We continue to believe the yen is in a longer-term depreciation trend, the U.S. dollar has cyclical support and select EM currencies may become attractive as the year develops.

The Fund continued to reflect our bias for moderate global growth, led by the U.S. Positioning has reflected our view that emerging markets will continue to face headwinds, but that improvements in European growth, combined with underlying strength in the U.S., will underpin credit sectors. We have been positioned for continued monetary support from the ECB and supportive financial conditions. As a result, the Fund’s positioning emphasizes an overweight to the U.S. dollar, a high degree of selectivity in interest rate markets, including favoring the eurozone, and a focus on sectors that we believe will benefit from our economic and market outlook. We continued to favor sector strategies for income generation driven primarily through diversified exposure to investment grade and high yield credit, in addition to other spread opportunities away from credit. Sector selection remained focused on these sectors, with activity focused on managing credit risks and opportunities at the issue selection level, based on our fundamental credit research and market conditions. Also, we continued to underweight mortgage-related and structured assets, although select positions in some segments of these sectors provide attractive income and liquidity benefits for the portfolio. We continued to allocate away from Treasury and agency securities as these offer unattractive duration/yield profiles.

The Fund’s market selection remained focused on markets where domestic fundamentals and valuations combined to offer what we believed to be good value. We increased positions in the eurozone, including Germany and peripheral markets such as Italy and Portugal, while remaining underweight in Spain. We reduced local bond positions in Mexico, Poland and South Africa based on valuations as well as macro and local fundamental developments. Overall interest rate positioning remained defensive, although less so as the reporting period progressed, owing to improved valuations and significant declines in inflationary pressures.

Our largest adjustment to currency exposures during the period was a reduction in the Fund’s underweight to the euro. Toward the end of the reporting period, the euro’s valuation had significantly factored in near-term developments, warranting less of an underweight. We also reduced exposure in Poland and moved to a market weight in Canada.

During the reporting period, we also continued to utilize various derivative instruments. We used foreign currency exchange contracts to gain exposure to selected foreign currencies, as well as in some cases to hedge the currency risk present in a foreign bond. The overall effect of the foreign currency exchange contracts was positive as the majority of the positions were used for hedging purposes during the reporting period as the U.S. dollar rallied.

We sold U.S. Treasury futures and Euro dollar futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure and purchased selected foreign bond futures to actively manage exposure to those markets. The effect of these activities was negligible.

We used interest rate swaps as part of an overall portfolio interest rate strategy to manage duration and overall portfolio yield curve exposure. The swap contracts detracted from performance during the reporting period.

We used credit default swaps to take on credit risk and earn a commensurate credit spread. The Fund no longer held these swap contracts at period end. The effect of these swap positions on performance was negative during the reporting period.

Nuveen High Income Bond Fund

The Fund’s Class A Shares at NAV underperformed both the Barclays High Yield 2% Issuer Capped Index and the Lipper High Current Yield Funds Classification Average for the six-month reporting period. The reporting period began with the U.S. economy showing resilience in the face of weaker growth experienced by the rest of the global economy. The key area of focus was China, which showed markedly slower manufacturing activity and uncertainty surrounding actual levels of consumption. Slower Chinese production and the ongoing weakness across emerging markets led to renewed volatility and weakness in commodity prices across the board. Oil prices were highly volatile throughout the reporting period, declining rapidly following the end of June and selling off

8	Nuveen Investments

sharply again into year-end to a decade-low level of below $36-per-barrel level by December. The decline was driven by concerns over China’s slowdown, a global supply glut and the Organization of the Petroleum Exporting Countries (OPEC’s) decision to maintain current production levels. The fears over China and the uncertainty surrounding Federal Reserve (Fed) policy normalization also caused market volatility to spike, spurring a significant sell-off in global equity markets beginning in mid-August as China unexpectedly shifted currency policy.

Despite broad speculation that it would increase rates in September for the first time in nearly a decade, the Fed decided to keep the federal funds rate near zero at that meeting. The nation’s relatively weak wage growth continued to be an area of keen interest for the Fed because it indicated that the U.S. economic recovery was far from robust. However, as the period progressed, the U.S. economy continued to expand at a moderate pace, while job growth improved with the unemployment rate falling to 5.0% in the final three months of the year. Finally, at the Fed’s December meeting, policymakers began the long-awaited process of policy normalization by raising the federal funds rate by 0.25%, marking the end of a historically long period of low rates designed to boost the U.S. economic recovery. In anticipation of the Fed move, the Treasury yield curve flattened during the reporting period as rates for Treasuries with maturities of less than five years moved higher in earnest, while rates for intermediate- and long-term Treasuries fell modestly.

High yield corporate bond prices were under extreme pressure during the reporting period as the risks of slower global growth, lower commodity prices and uncertainty regarding rate hikes triggered a massive flight to quality. The precipitous drop in oil prices, and the continued downtrend in oil and other commodities, had a calamitous effect on the prices of energy and commodity related debt as well as the broader high yield and emerging markets (EM), given their respective concentrations to energy and basic materials. Along with the plunging price declines in any securities even tangentially related to energy and mining came a dose of explosive volatility and heightened fear of impaired market liquidity. The sell-off in the high yield asset class during the period seemed to be a manifestation of all these factors, combined with fears over the eventual December Fed rate hike and presumed tax-loss selling, making for an environment of extreme risk aversion and widening credit spreads. Lower rated and less liquid issues within the high yield space were hit disproportionately hard as investors scrambled for safety, with the spread differential between BB and CCC rated debt morphing to levels not seen since the financial crisis of 2008.

Emerging markets remained under pressure due to strength in the U.S. dollar versus various EM currencies and, as mentioned, these markets’ disproportionate exposure to weakness in commodities. In September, S&P downgraded the sovereign rating of Brazil, Latin America’s largest EM issuer, ratings from BBB- to BB+ and followed with downgrades to many of the country’s corporate issuers. Volatility and outflows seen within EM debt spilled over to a degree to the U.S. high yield market, again stressing the technical aspects of the market. Despite many of the commodity headwinds and Brazil headlines, EM debt was fairly resilient and outperformed the U.S. high yield market as the market was anchored by supportive technical factors and a higher correlation to Treasuries. Looking across other global high yield markets, European high yield also fared better than the U.S. market, owing to its smaller exposure to the troubled areas of energy and basic materials and generally higher quality. The European banking and auto sectors, both large index constituents, represented relative safe havens from some of the stresses that were seen elsewhere.

Against this backdrop, the Fund’s exposures to cyclically challenged areas such as basic materials and energy caused much of its underperformance. While the Fund’s weights in both the energy and metals/mining sectors were close to that of the benchmark, we continued to see a relentless sell-off in higher risk (lower quality) names held in our portfolio. Similarly, exposures to smaller-sized issues, and therefore less liquid areas of the market, continued to see little in the way of sponsorship from the market, hampering relative returns for a number of our holdings. Because of the fears surrounding the Fed tightening cycle, investors chose to hold a greater percentage of liquid bonds due to what the market views as a growing redemption risk. While that was a rational behavioral response, it created a uniquely large liquidity premium between large benchmark issues and smaller-sized issues. In many cases, we sold and realized losses in some of the money-losing positions, and moved to increase the overall quality of the energy portfolio in particular. However, de-risking proved very challenging, especially and most notably within the energy space as liquidity all but dried up.

The growing risk aversion and concurrent underperformance of CCC rated bonds also hurt the Fund’s relative performance over the course of the period. Stylistically, our Fund has long sacrificed some degree of market liquidity and maintained a lower average quality as a byproduct of our bottom-up, value-oriented approach to security selection, which sometimes manifests itself in investments in smaller, less-followed credits, and by extension, less liquid holdings. Simply put, our lower quality bias did not serve the Fund well during the reporting period.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

While the weakness in China renewed global growth concerns, the fundamental outlook for the U.S. remained robust as shown by more recent macro data. To that end, we saw domestic cyclicals, areas such as transportation, airlines and homebuilders, perform much better than globally exposed cyclicals such as chemicals, mining and technology. Therefore, the Fund benefited from overweights in building materials, diversified manufacturing and transportation, sectors that played into our U.S. centric cyclical theme.

At the end of the reporting period, we carried a roughly 11% allocation to the energy sector, in line with the benchmark weighting. Of note, however, the Fund’s exposure to the riskier sectors of exploration and production (E&P) and oilfield services was 7.5%, with the remainder in the midstream (pipeline) and refining sectors that have mostly sidestepped the large price declines. Of the 11% allocation to energy, approximately 2% was from CCC rated issuers, with the remainder rated B or above. While continued weakness in energy is certainly a risk, the risk/reward proposition looks compelling to us and justifies retaining modest exposure to the sector. We aim to be very selective in the bonds we wish to hold for the longer term, again focusing on credits we feel reasonably certain can muddle through the current downturn and yet offer significant yields.

Turning to the other troubled sector of metals and mining, we ended the reporting period with a roughly 4.5% exposure, also in line with the benchmark weighting. However, exposure to a few coal-related credits and some smaller, less liquid issues suffered larger mark-to-market losses and caused some underperformance within the sector. The Fund’s remaining exposure within the metals and mining sector is well diversified among producers of coal/iron ore, aluminum/steel, precious metals and base metals. Despite the very weak performance seen by these areas during both the six-month reporting period and the full year of 2015, we believe the material downside from current levels is not a large risk, in part due to the already depressed prices. Along with energy, the mining sector has been among the worst yearly performers, both down by more than 23% during 2015.

The Fund continued to hold a roughly 9% overweight to the CCC rating category at the end of the reporting period, however that should be viewed as temporary in nature due to various fund flows near year-end. We carried closer to a 4-5% overweight during much of the reporting period and aim to reduce this further in the near future. We also carried a small overweight to the B rating category versus the Barclays High Yield 2% Issuer Capped Index. Despite the overall weakness seen in the lower rated parts of the market, we still view this as less of an indictment on the underlying credit quality and overwhelmingly more technical in nature. Relative to other lower rated securities BB rated securities have naturally benefited from the flight to quality over the past six months due to the challenges the market has been facing in regard to trading liquidity, coupled with the rather large outflows the sector has experienced dating back to last year.

Away from the energy sector, we have overweights to the chemical and paper sectors. While concerns around Chinese growth are likely to linger into 2016, continued growth in the U.S. and improved economic conditions in China would certainly benefit these sectors. We believe sector fundamentals are robust enough and sector balance sheets are still in good enough shape to even allow an economic slowdown to be manageable. We also carry an overweight to the transportation sector, predominately among holdings in the shipping and airline leasing segments. In particular, the medium-/long-range product tanker business is enjoying strong fundamentals.

We have reduced the Fund’s overall EM exposure. The huge decline in commodity prices in 2015 has caused economic growth to decline and has resulted in both corporate and sovereign downgrades. These markets are also suffering from numerous other headwinds including tightening credit conditions and ongoing political/geopolitical risk. We believe there will be tactical opportunities in the year ahead to add selectively, but in the meantime we are a bit cautious in our positioning. We believe European high yield is likely to underperform modestly in 2016. While void of the energy default risk that surrounds the U.S. market, the excess spread in markets outside of Europe will most likely lead to superior returns. European high yield has consistently been a top performing sector with the exception of 2011, when the European sovereign crisis reached its peak.

During the reporting period, we also continued to utilize various derivative instruments. We used Treasury note and bond futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposures. The effect of these activities was negligible on performance during the reporting period. We also used interest rate swaps as part of our portfolio construction strategy to manage the Fund’s duration and overall portfolio yield curve exposure. The interest rate swaps detracted from performance during the reporting period. These contracts were terminated prior to the end of the reporting period.

10	Nuveen Investments

In addition, we used foreign currency exchange contracts to manage the Fund’s foreign currency exposures. During the reporting period, these instruments were used primarily for hedging purposes to reduce unwanted currency exposure from the Fund’s bond portfolio. These positions had a positive impact on performance during the reporting period.

Nuveen Strategic Income Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the Barclays Aggregate Bond Index and the Lipper Multi-Sector Income Funds Classification Average for the six-month reporting period. The period began with the U.S. economy showing resilience in the face of weaker growth experienced by the rest of the global economy. The key area of focus was China, which showed markedly slower manufacturing activity and uncertainty surrounding actual levels of consumption. Slower Chinese production and the ongoing weakness across emerging markets led to renewed volatility and weakness in commodity prices across the board. Oil prices were highly volatile throughout the reporting period, declining rapidly following the end of June and selling off sharply again into year-end to a decade-low level of below $36-per-barrel level by December. The decline was driven by concerns over China’s slowdown, a global supply glut and the Organization of the Petroleum Exporting Countries (OPEC’s) decision to maintain current production levels. The fears over China and the uncertainty surrounding Federal Reserve (Fed) policy normalization also caused market volatility to spike, spurring a significant sell-off in global equity markets beginning in mid-August as China unexpectedly shifted currency policy.

Despite broad speculation that it would increase rates in September for the first time in nearly a decade, the Fed decided to keep the federal funds rate near zero at that meeting. The nation’s relatively weak wage growth continued to be an area of keen interest for the Fed because it indicated that the U.S. economic recovery was far from robust. However, as the period progressed, the U.S. economy continued to expand at a moderate pace, while job growth improved with the unemployment rate falling to 5.0% in the final three months of the year. Finally, at the Fed’s December meeting, policymakers began the long-awaited process of policy normalization by raising the federal funds rate by 0.25%, marking the end of a historically long period of low rates designed to boost the U.S. economic recovery. As a result, the Treasury yield curve flattened as rates for Treasuries with maturities of less than five years moved higher in earnest, while rates for intermediate- and long-term Treasuries fell modestly.

During the reporting period, spreads widened across all sectors as investors favored higher-quality sectors of the market such as Treasuries and mortgage-backed securities, which outpaced corporate bonds by a wide margin. In the investment grade corporate market, commodity price volatility and heavy new issue supply kept technicals weak in higher risk sectors, causing lower quality bonds to underperform significantly. Analysts at ratings agencies reduced price forecasts for energy and metals, causing negative outlook changes for several issuers and exacerbating selling pressure in an already weak market. Merger and acquisition (M&A) related financing also took a toll on the technical backdrop as the market tried to absorb nearly $70 billion in M&A related issuance. Market technicals remained weak into year-end as dealers tried to keep inventory levels low and oil prices hit new lows. Given strong fundamentals, financials outperformed the industrial sector, which was weighed down by growth concerns. These worries also caused BBB rated issuers to significantly underperform A rated issuers.

High yield bond prices came under extreme pressure as festering global growth concerns, the Fed’s mixed messages and accumulating sector specific issues weighed on confidence and led to a poor technical backdrop. A flight-to-quality ensued due to persistent commodity weakness and increased distress among lower rated issues. Energy bonds, which comprise approximately 13% of the market, continued to be pressured by falling crude prices. The weak global growth outlook also caused the headwinds in the commodity sector, with many base metal, iron ore and coal prices trading at multi-year lows. Elevated risks in the commodity sector curbed risk appetites and led to underperformance in the CCC rated credit space, which is more exposed to these cyclically weak areas. High yield spreads, which have been rising since mid-2014, ended the reporting period well above their historical average as a percentage of the 10-year Treasury yield, reflecting the extremely negative sentiment and investor outflows from the segment.

Among the securitized sectors of the bond market, mortgage-backed securities (MBS) issued by government agencies such as Fannie Mae (FNMA), Ginnie Mae (GNMA) and Freddie Mac (FHLMC) performed well during the reporting period, posting positive excess returns versus Treasuries. Range-bound levels of implied volatility in the agency MBS segment were supportive from a fundamental perspective, while strong bank and money manager demand provided a solid technical backdrop. Homeowner refinancing activity was relatively subdued and MBS prepayments stabilized at historically low levels. The Fed indicated that it will continue to re-invest MBS paydowns from its holdings until policy normalization is well under way, which gave investors comfort that technicals would

Nuveen Investments	11

Portfolio Managers’ Comments (continued)

remain favorable through much of 2016. Valuations were steady and investors embraced the combination of lower volatility and superior liquidity found in the agency MBS sector. Returns in the commercial mortgage-backed securities (CMBS) sector were lackluster during the reporting period as the segment underperformed Treasuries. Longer duration, newer vintage bonds struggled due to higher levels of new issuance and ongoing concerns about the quality of loans going into new deals. The valuation differential between CMBS deals became increasingly pronounced amid greater loan scrutiny in new deals. Traditional consumer asset-backed securities (ABS) generated excess returns over Treasuries as consumer credit trends remained favorable, although year-end balance sheet pressures and outflows from short-duration funds did create some technical pressure on the sector. ABS issuance was light given tepid investor demand for short, high quality paper as the Fed began the process of normalizing policy.

Non-U.S. interest rates and currencies took the Fed’s first move in stride, reacting moderately to prospects for a higher U.S. rate structure. A moderate message from the Fed, below trend global growth, the lack of inflation pressures and ongoing risk aversion in credit helped keep market rates in check. Europe and Japan, while posting reasonable growth data, continued to witness broadly disinflationary effects beyond energy, leading to meaningfully lower inflation expectations. After increased expectations earlier in the period, the European Central Bank disappointed marginally by offering only an extension of its quantitative easing plan late in the year, but clearly left the door open for more. The Bank of Japan continued its waiting game in the midst of mixed economic data. China was an ongoing source of volatility after surprising the market with a currency devaluation in August. Most developed foreign markets marginally outperformed the U.S. and yield curves were flatter. While currencies were volatile during the reporting period, the U.S. dollar generally appreciated versus most currencies. Emerging market (EM) currencies struggled with slow growth, declining commodity prices and reduced investor risk appetite. Developed currencies, such as the euro, fared better, but generally slipped on diverging monetary policies. The yen gained marginally amid global risk aversion and sluggish domestic activity.

A combination of sluggish global economic activity, low and volatile commodity prices and concerns about a Fed rate hike led to negative returns for EM debt. Mixed and decelerating data out of China continued to raise questions about the country’s growth and the resultant impact on the rest of the world. Political disarray, stagnant growth and currency weakness continued to plague Brazil, threatening further instability in this large EM player, while a surprise policy shift in South Africa exacerbated the volatility. In terms of regions, Latin America lagged, while Eastern Europe held in better given those countries’ proximity to the eurozone and better debt dynamics. Most local EM markets underperformed U.S. Treasuries. Nearly all EM currencies declined, with central Europe faring better and Brazil, Russia and South Africa among the worst performers due to global as well as domestic challenges.

The volatile market environment and pressures on credit and economically-sensitive sectors of the market drove the Fund’s shortfall versus the benchmark during the reporting period. The dramatic sell-off in high yield credit during the reporting period was the most significant factor. The Fund was positioned with a substantial overweight to high yield, while our holdings in oil and cyclical credits within the sector also contributed to some of the underperformance.

The investment grade credit sector also detracted due to the Fund’s small overweight versus the benchmark. However, the more significant factors in the sector were our greater-than-benchmark weight in cyclical credits and our lower quality bias/overweight to BBB rated credits, given the broader economic sensitivity of this ratings group. Issue selection was also negative for the reporting period as a whole, as the benefit from a large overweight to financials was more than negated by our smaller, but hard hit, positions in energy and cyclicals. On the other hand, our large weight in preferred securities, also in the financial sector, was beneficial to performance. Our exposure to EM investment grade credit detracted from performance, particularly early in the reporting period.

Foreign positions were a marginal detractor from performance. Our positions in foreign bonds detracted as spreads versus the U.S. more than offset yield advantages. However, our foreign currency positioning had little impact on the Fund’s performance during the reporting period.

Interest rate positioning added modestly to the Fund’s performance. The Fund benefited from our positioning for a flatter yield curve and tactical moves in rate positioning during the reporting period as rates rose.

The Fund’s key sector themes continue to emphasize income generation driven primarily through diversified exposure to investment grade and high yield credit, in addition to other spread opportunities away from credit. We continue to underweight mortgage and structured assets, given better opportunities elsewhere. We also continue to allocate away from Treasury and agency securities as these offered unattractive duration and yield profiles. Although the credit sectors are still volatile and liquidity can occasionally be

12	Nuveen Investments

challenging, we continue to believe credit fundamentals remain solid in most segments, while valuations provide ample compensation for fundamental risk and market volatility. Accordingly, we maintained the Fund’s overweight in investment grade and high yield credit.

Activity during the reporting period was driven largely by repositioning credit exposure in response to fundamental credit developments, valuation changes and opportunities due to primary and secondary market activity. We continued to reevaluate credit fundamentals in light of changing market, economic and company-specific developments. The Fund remained overweight to BBB rated companies within the investment grade sector. Although these credits have underperformed due to their higher economic sensitivity, we believe valuations have moved excessively and that yields are attractive in light of our fundamental outlook. We also maintained an overweight in financials. We continued to monitor developments in the energy sector very closely and assess the credit impact of developments in oil prices and energy fundamentals.

We reduced the Fund’s allocation to preferred securities toward the end of the reporting period. Although our outlook remains favorable for the sector, relative valuations had moved substantially versus alternatives; therefore, we chose to take advantage of market strength in preferreds to reduce the Fund’s weight in the segment. We also reduced foreign bond holdings during the period, given fundamental shifts in some markets and continued challenging fundamentals, particularly in emerging markets. We employed proceeds from these reductions toward moderate increases in mortgages, CMBS and investment grade financials, adding to portfolio liquidity at attractive valuations and providing for future flexibility.

Duration positioning remains defensive versus the benchmark, given the market’s adjustment following the Fed’s move, very limited inflationary pressures and the outlook for continued high levels of global liquidity and economic slack. The Fund remains biased toward a flatter yield curve.

During the reporting period, we also continued to utilize various derivative instruments. We used foreign currency exchange forward contracts to manage the Fund’s foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from the Fund’s portfolio, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation. These positions had a positive impact on performance during the reporting period.

We utilized domestic and foreign interest rate futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposure and selected foreign bond futures to actively manage exposure to those markets. The overall effect on performance during the reporting period was negative. We also utilized interest rate swaps to manage portfolio duration and yield curve exposure and these positions also detracted from performance during the reporting period.

In addition, we entered into credit default swaps as a way to take on credit risk and earn credit spread. The effect of these activities on performance was negative during the reporting period and the positions were sold off.

Nuveen U.S. Infrastructure Bond Fund

The Fund’s Class A Shares at NAV underperformed both the Barclays Taxable Municipal Aggregate Eligible Index and the Lipper General & Insured Municipal Debt Funds Classification Average for the six-month reporting period. The reporting period began with the U.S. economy showing resilience in the face of weaker growth experienced by the rest of the global economy. The key area of focus was China, which showed markedly slower manufacturing activity and uncertainty surrounding actual levels of consumption. Slower Chinese production and the ongoing weakness across emerging markets led to renewed volatility and weakness in commodity prices across the board. Oil prices were highly volatile throughout the reporting period, declining rapidly following the end of June and selling off sharply again into year-end to a decade-low level of below $36-per-barrel level by December. The decline was driven by concerns over China’s slowdown, a global supply glut and the Organization of the Petroleum Exporting Countries (OPEC’s) decision to maintain current production levels. The fears over China and the uncertainty surrounding Federal Reserve (Fed) policy normalization also caused market volatility to spike, spurring a significant sell-off in global equity markets beginning in mid-August as China unexpectedly shifted currency policy.

Despite broad speculation that it would increase rates in September for the first time in nearly a decade, the Fed decided to keep the federal funds rate near zero at that meeting. The nation’s relatively weak wage growth continued to be an area of keen interest for the

Nuveen Investments	13

Portfolio Managers’ Comments (continued)

Fed because it indicated that the U.S. economic recovery was far from robust. However, as the reporting period progressed, the U.S. economy continued to expand at a moderate pace, while job growth improved with the unemployment rate falling to 5.0% in the final three months of the year. Finally, at the Fed’s December meeting, policymakers began the long-awaited process of policy normalization by raising the federal funds rate by 0.25%, marking the end of a historically long period of low rates designed to boost the U.S. economic recovery. In anticipation of the Fed move, the Treasury yield curve flattened during the period as rates for Treasuries with maturities of less than five years moved higher in earnest, while rates for intermediate- and long-term Treasuries fell modestly.

During the reporting period, interest rates in the taxable municipal bond market declined modestly with the average yield of the Barclays Taxable Municipal Aggregate Eligible Index falling from 4.30% to 4.25%. Taxable municipal bonds with longer durations generally outperformed those with shorter durations, although the best results came from bonds with durations of 8 to 10 years, which returned 3.68% versus the 3.00% six-month return for the index. Credit spreads narrowed as taxable municipal bonds rated BBB/Baa returned 6.65% and those A rated returned 3.16%, versus returns of 2.82% for bonds rated AAA and 2.64% for AA rated bonds. The strongest performing sectors in this segment of the market included tollroads, airports, water/sewer, hospitals, dedicated tax and higher education. State and local general obligations (GOs), tobacco and housing underperformed.

High yield bond prices came under extreme pressure as festering global growth concerns, uncertainty around when the Fed would begin to raise interests and accumulating sector-specific issues weighed on confidence and led to a poor technical backdrop. A flight-to-quality ensued due to persistent commodity weakness and increased distress among lower rated issues. Energy bonds, which comprise approximately 13% of the market, continued to be pressured by falling crude prices. The weak global growth outlook also caused the headwinds in the commodity sector, with many base metal, iron ore and coal prices trading at multi-year lows. Elevated risks in the commodity sector curbed risk appetites and led to underperformance in the CCC rated credit space, which is more exposed to these cyclically weak areas. High yield spreads, which have been rising since mid-2014, ended the reporting period well above their historical average, as a percentage of the 10-year Treasury yield, reflecting the extremely negative sentiment and investor outflows from the segment. The Barclays U.S. Corporate High Yield Bond Index ended the reporting period with a -6.82% six-month return.

In the investment grade corporate market, commodity price volatility and heavy new issue supply kept technicals weak in higher risk sectors, causing lower quality bonds to underperform significantly. Analysts at ratings agencies reduced price forecasts for energy and metals, causing negative outlook changes for several issuers and exacerbating selling pressure in an already weak market. Merger and acquisition (M&A) related financing also took a toll on the technical backdrop as the market tried to absorb nearly $70 billion in M&A related issuance. Market technicals remained weak into year-end as dealers tried to keep inventory levels low and oil prices hit new lows in December. However, financial spreads were steady and this sector outperformed the industrial sector, which was weighed down by the weakness in commodity-related bonds. The Barclays U.S. Corporate Investment Grade Index returned 0.24% during the reporting period.

The Fund’s goal is to provide investors with an attractive level of income by investing in a portfolio of debt securities from various entities that own, operate or develop infrastructure assets in the U.S. These investments include municipal, high yield corporate and investment-grade corporate bonds that finance either public or private infrastructure projects. We define infrastructure as the vital structures, facilities and services that support the U.S. economy and society including: transportation; energy and utilities; communications; and social and government functions. During the six-month reporting period, approximately 65% of the Fund was allocated to the municipal bond market, approximately 21% to the high yield corporate market and approximately 14% to the investment grade corporate market. As noted in the market overview comments, the municipal bond market turned in the strongest absolute returns over this time frame. Therefore, the Fund’s most significant sources of underperformance versus the benchmark Barclays Taxable Municipal Aggregate Eligible Index were its allocations to the high yield and investment grade corporate sectors.

In terms of performance within each of the three segments, the Fund’s municipal bond portfolio outperformed relative to its benchmark. Within the municipal bond portfolio, our overweight positions in bonds rated BBB/Baa and single A were beneficial. Likewise, our underweight position in state GOs and overweights in the tollroad and dedicated tax sectors contributed positively to excess returns. On the other hand, an underweight position in higher education and an overweight in public power detracted. The use of futures in the municipal bond portfolio to hedge against rising interest rates was also detrimental. Meanwhile, our allocations by duration had no material impact on performance. The benefits from our overweight in bonds with durations of 12 to 14 years and

14	Nuveen Investments

underweight in durations of less than 4 years were offset by the negative effect of an underweight in bonds with durations of 8 to 10 years.

The Fund’s high yield portfolio underperformed its benchmark as the fear of a slowdown in global growth and the impact such a slowdown could have on U.S. issuers created a substantially reduced appetite for high yield assets. As noted above, the sell-off was particularly pronounced in the more economically-sensitive commodity-related sectors. This period of risk reduction impacted the Fund’s high yield holdings because the previously somewhat defensive segments, such as energy midstream and power producers, were heavily sold later in the period given their relative richness versus exploration and production, oil services, and metals and mining credits. Outflows across high yield and the lack of availability to the new issue market further exacerbated the investing environment. The high yield portfolio was also negatively impacted by its moderately higher exposure to lower rated credits versus the benchmark. The portfolio is overweight to B rated credits and, to a lesser extent, CCC rated credits and underweight to BB rated credits. The higher rated high yield credits dramatically outperformed the lower rated credits as expected in a weak period for credit markets.

The investment grade credit portion of the Fund underperformed its benchmark due to security selection and a lower quality bias. In terms of security selection, the investment grade portfolio’s heavy relative weightings in the railroad and energy industries versus the index detracted from performance because these two areas significantly underperformed the broader credit market. Also, this portfolio’s weight in BBB rated securities was more than one and a half times greater than the benchmark weight, while the BBB rated segment underperformed the broader credit market by 190 basis points. Our portfolio’s duration was two years longer than the benchmark and concentrated in the 10- to 30-year part of the yield curve, which modestly offset some of the underperformance as long rates fell by 18 basis points during the reporting period.

As shareholder inflows hit the Fund, generally speaking, we allocated around 65% to public infrastructure, 20% to high yield private infrastructure and 15% to investment grade private infrastructure. In the municipal sleeve, we established three new positions, while adding odd lot pieces to seven existing positions. We also exited several positions. Following Moody’s downgrade of Chicago’s GO debt to below investment grade, the city’s enterprise bonds (water, wastewater, etc.) immediately traded down in sympathy. After making some degree of price recovery in the months following the GO downgrade, we elected to exit the Fund’s positions in Chicago Wastewater. In addition, based on deteriorating fundamentals, we exited the Fund’s Cook County GO holding.

Trading activity within the high yield bond segment revolved around reducing exposure to investments in the commodity-related segments such as energy midstream and power producers. We redeployed the proceeds into less economically-sensitive segments such as health care.

In the investment grade sleeve, given the difficult trading conditions in the energy and railroad markets, we chose to hold existing positions with a longer-term view toward recovery.

As part of our investment process, the bonds that we focus on are typically backed by assets that have recurring revenue streams and natural monopolies, for example an electric or gas utility, or long-term contracts that offer predictable revenue streams, such as a pipeline. The Fund’s largest concentrations included the following: transportation, dedicated tax (primarily backing mass public transit), private utilities, energy and public utilities.

We also shorted U.S. Treasury futures contracts to hedge against potential increases in interest rates. The effect on performance was negative during the period.

Nuveen Investments	15

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Global Total Return Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The Fund gains additional exposure to currency rates, and therefore to the risk of currency fluctuation, through investment in foreign currency contracts. The risks of foreign investments are magnified in emerging markets. Asset-backed and mortgage-backed securities are also subject to prepayment risk, liquidity risk, default risk and adverse economic developments. The Fund’s potential use of derivative instruments involves a high degree of financial risk and additional transaction costs.

Nuveen High Income Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, income risk, and other investment company risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

Nuveen Strategic Income Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The Fund gains additional exposure to currency rates, and therefore to the risk of currency fluctuation, through investment in foreign currency contracts. The risks of foreign investments are magnified in emerging markets. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen U.S. Infrastructure Bond Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Because the Fund may invest in infrastructure-related securities, the Fund could have greater exposure to adverse economic, regulatory, political, legal and other changes affecting the issuers of such securities. The Fund is subject to, interest rate risk; as interest rates rise, bond prices fall. Price changes are generally greater for longer-duration bonds. Credit risk refers to the risk that an issuer may fail to make interest or principal payments when due or that the value of a security may decline due to concerns about the issuer making such payments. Declines in value will generally be greater for securities with longer maturities. Investments in below investment grade or high yield securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk. Non-U.S./Emerging Markets involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. More information on these risk considerations, as well as information on other risks to which the Fund is subject, such as bond market liquidity, call, currency, derivatives, general municipal securities market, income, loan settlement risk, market, municipal lease obligations, and zero coupon bonds risks, are included in the Fund’s prospectus.

16	Nuveen Investments

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of December 31, 2015, all of the Funds had positive UNII balances, based upon our best estimate, for tax purposes. The Nuveen High Income Bond Fund and Nuveen Strategic Income Fund had positive UNII balances while the Nuveen Global Total Return Bond Fund and Nuveen U.S. Infrastructure Bond Fund had negative UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of a Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Nuveen Investments	17

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18	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Global Total Return Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of December 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	(3.63)%	(7.52)%	1.31%
Class A Shares at maximum Offering Price	(8.21)%	(11.91)%	0.11%
Barclays Global Aggregate Unhedged Bond Index	(0.08)%	(3.15)%	(0.13)%
Lipper Global Income Funds Classification Average	(1.73)%	(3.34)%	1.11%

Class C Shares	(3.99)%	(8.20)%	0.67%
Class R3 Shares	(3.75)%	(7.78)%	1.13%
Class I Shares	(3.49)%	(7.30)%	1.63%

Since inception returns are from 12/02/11. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or of after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.89%	2.64%	2.14%	1.64%
Net Expense Ratios	0.96%	1.71%	1.21%	0.71%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through October 31, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2016, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

20	Nuveen Investments

Nuveen High Income Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of December 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(13.37)%	(11.95)%	2.55%	5.04%
Class A Shares at maximum Offering Price	(17.48)%	(16.16)%	1.55%	4.52%
Barclays High Yield 2% Issuer Capped Index	(6.79)%	(4.43)%	5.03%	6.95%
Lipper High Current Yield Funds Classification Average	(6.25)%	(4.09)%	4.08%	5.58%

Class C Shares	(13.75)%	(12.58)%	1.85%	4.29%
Class R3 Shares	(13.52)%	(12.30)%	2.31%	4.78%
Class I Shares	(13.21)%	(11.67)%	2.87%	5.33%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.01%	1.76%	1.25%	0.76%

Nuveen Investments	21

Fund Performance and Expense Ratios (continued)

Nuveen Strategic Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of December 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(4.74)%	(4.62)%	3.78%	5.24%
Class A Shares at maximum Offering Price	(8.81)%	(8.69)%	2.88%	4.79%
Barclays Aggregate Bond Index	0.65%	0.55%	3.25%	4.51%
Lipper Multi-Sector Income Funds Classification Average	(2.69)%	(1.68)%	3.46%	4.74%

Class C Shares	(5.07)%	(5.34)%	3.01%	4.46%
Class R3 Shares	(4.83)%	(4.81)%	3.52%	4.94%
Class I Shares	(4.62)%	(4.37)%	4.03%	5.49%

	Cumulative
	6-Month	Since Inception
Class R6 Shares	(4.62)%	(4.71)%

Since inception return for Class R6 Shares is from 1/20/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	0.92%	1.67%	1.17%	0.61%	0.67%
Net Expense Ratios	0.82%	1.57%	1.07%	0.50%	0.57%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.59% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

22	Nuveen Investments

Nuveen U.S. Infrastructure Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of December 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	(0.43)%	(1.79)%	1.34%
Class A Shares at maximum Offering Price	(4.66)%	(5.96)%	(1.31)%
Barclays Taxable Municipal Aggregate Eligible Index	3.00%	(0.01)%	5.11%
Lipper General & Insured Municipal Debt Funds Classification Average	3.20%	2.98%	4.24%

Class C Shares	(0.87)%	(2.60)%	0.54%
Class I Shares	(0.31)%	(1.55)%	1.58%

Since inception returns are from 5/12/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.89%	2.61%	1.60%
Net Expense Ratios	0.95%	1.70%	0.70%

The Fund’s investment adviser contractually has agreed to waive fees and/or reimburse expenses through October 31, 2017, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 0.74% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Fund’s Board of Trustees.

Nuveen Investments	23

Yields as of December 31, 2015

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Fund Performance and Expense Ratios page for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Global Total Return Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	3.89%	3.31%	3.83%	4.34%
SEC 30-Day Yield – Subsidized	3.78%	3.21%	3.74%	4.23%
SEC 30-Day Yield – Unsubsidized	2.61%	1.99%	2.49%	2.99%

Nuveen High Income Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	7.40%	6.90%	7.44%	8.00%
SEC 30-Day Yield	10.91%	10.71%	11.24%	11.74%

Nuveen Strategic Income Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
Dividend Yield	5.02%	4.44%	4.99%	5.48%	5.48%
SEC 30-Day Yield – Subsidized	5.43%	4.91%	5.41%	6.01%	5.92%
SEC 30-Day Yield – Unsubsidized	5.31%	4.79%	5.25%	5.87%	5.80%

Nuveen U.S. Infrastructure Bond Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	4.00%	3.39%	4.42%
SEC 30-Day Yield – Subsidized	4.06%	3.45%	4.50%
SEC 30-Day Yield – Unsubsidized	2.96%	2.30%	3.34%

1	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

24	Nuveen Investments

Holding

Summaries as of December 31, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Nuveen Global Total Return Bond Fund

Fund Allocation

(% of net assets)

Convertible Preferred Securities	0.6%
Corporate Bonds	44.4%
$1,000 (par or similar) Institutional Preferred	6.8%
Asset-Backed and Mortgage-Backed Securities	7.3%
Sovereign Debt	39.8%
Repurchase Agreements	6.4%
Other Assets Less Liabilities	(5.3)%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate bond holdings)

Banks	20.9%
Oil, Gas & Consumable Fuels	8.2%
Metals & Mining	6.4%
Capital Markets	5.1%
Wireless Telecommunication Services	4.7%
Software	4.6%
Real Estate Investment Trust	4.5%
Energy Equipment & Services	4.2%
Chemicals	3.9%
Electric Utilities	3.7%
Media	3.5%
Industrial Conglomerates	3.3%
Diversified Financial Services	3.2%
Consumer Finance	2.9%
Insurance	2.7%
Other	18.2%
Total	100%

Portfolio Credit Quality

(% of total long-term
investments)1

AAA/U.S. Guaranteed	19.2%
AA	0.5%
A	21.1%
BBB	35.3%
BB or Lower	23.9%
Total	100%

Country Allocation

(% of net assets)

United States	37.5%
Mexico	11.4%
Germany	9.1%
United Kingdom	6.3%
Australia	5.2%
France	4.4%
South Africa	3.9%
Italy	3.9%
Portugal	3.7%
Hungary	2.5%
Canada	2.2%
Switzerland	1.7%
Other	13.5%
Other Assets Less Liabilities	(5.3)%
Net Assets	100%

1	Excluding investments in derivatives.

Nuveen Investments	25

Holding Summaries as of December 31, 2015 (continued)

Nuveen High Income Bond Fund

Fund Allocation

(% of net assets)

Common Stocks	0.3%
Convertible Preferred Securities	1.2%
Variable Rate Senior Loan Interests	6.3%
$25 Par (or similar) Retail Preferred	6.1%
Corporate Bonds	73.8%
Convertible Bonds	0.5%
$1,000 (par or similar) Institutional Preferred	3.2%
Asset-Backed Securities	0.0%
Investment Companies	2.8%
Warrants	0.0%
Investments Purchased with Collateral from Securities Lending	5.6%
Money Market Funds	4.4%
Other Assets Less Liabilities	(4.2)%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate bond holdings)

Oil, Gas & Consumable Fuels	12.3%
Media	5.4%
Metals & Mining	4.7%
Chemicals	4.4%
Building Products	4.4%
Wireless Telecommunication Services	3.8%
Marine	3.7%
Diversified Telecommunication Services	3.7%
Hotels, Restaurants & Leisure	3.7%
Construction Materials	3.0%
Containers & Packaging	2.8%
Auto Components	2.8%
Food & Staples Retailing	2.6%
Health Care Providers & Services	2.6%
Paper & Forest Products	2.5%
Diversified Financial Services	2.2%
Household Durables	2.2%
Food Products	2.1%
Independent Power & Renewable Electricity Producers	2.1%
Specialty Retail	2.1%
Aerospace & Defense	2.0%
Electric Utilities	2.0%
Consumer Finance	1.8%
Construction & Engineering	1.5%
Other	19.6%
Total	100%

Portfolio Credit Quality

(% of total long-term
fixed-income investments)1

AA	0.0%
BBB	3.9%
BB or Lower	87.4%
N/R (not rated)	8.7%
Total	100%

1	Excluding investments in derivatives.

26	Nuveen Investments

Nuveen Strategic Income Fund

Fund Allocation

(% of net assets)

Common Stocks	0.0%
Convertible Preferred Securities	0.1%
Variable Rate Senior Loan Interests	1.3%
$25 Par (or similar) Retail Preferred	0.5%
Corporate Bonds	73.4%
$1,000 (par or similar) Institutional Preferred	6.6%
U.S. Government and Agency Obligations	0.0%
Asset-Backed and Mortgage-Backed Securities	10.2%
Sovereign Debt	5.6%
Investments Purchased with Collateral from Securities Lending	13.0%
Money Market Funds	4.8%
Other Assets Less Liabilities	(15.5)%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate bond holdings)

Banks	12.1%
Oil, Gas & Consumable Fuels	11.3%
Media	6.6%
Capital Markets	6.5%
Diversified Telecommunication Services	4.1%
Metals & Mining	3.8%
Insurance	3.7%
Chemicals	3.1%
Real Estate Investment Trust	3.0%
Diversified Financial Services	2.8%
Wireless Telecommunication Services	2.5%
Consumer Finance	2.5%
Energy Equipment & Services	2.3%
Specialty Retail	1.9%
Household Durables	1.8%
Containers & Packaging	1.7%
Hotels, Restaurants & Leisure	1.6%
Commercial Services & Supplies	1.6%
Machinery	1.5%
Aerospace & Defense	1.5%
Electric Utilities	1.5%
Food Products	1.5%
Building Products	1.4%
Other	19.7%
Total	100%

Portfolio Credit Quality

(% of total long-term
fixed-income investments)1

AAA/U.S. Guaranteed	5.2%
AA	0.8%
A	21.9%
BBB	35.1%
BB or Lower	36.7%
N/R (not rated)	0.3%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	27

Holding Summaries as of December 31, 2015 (continued)

Nuveen U.S. Infrastructure Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	33.9%
Municipal Bonds	64.2%
Other Assets Less Liabilities	1.9%
Net Assets	100%

States and Territories

(% of net assets)

California	12.9%
Illinois	9.1%
New York	7.5%
Texas	5.0%
New Jersey	4.8%
Arizona	4.2%
Ohio	4.2%
Other	16.5%
Total	64.2%

Portfolio Composition

(% of net assets)

Transportation	21.0%
Tax Obligation/Limited	16.5%
Utilities	11.3%
Oil, Gas & Consumable Fuels	9.3%
Tax Obligation/General	7.4%
Water and Sewer	5.1%
Health Care Providers & Services	4.4%
Electric Utilities	4.4%
Other	18.7%
Other Assets Less Liabilities	1.9%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term investments)1

AAA/U.S. Guaranteed	3.5%
AA	41.3%
A	18.5%
BBB	15.8%
BB or Lower	20.9%
Total	100%

1	Excluding investments in derivatives.

28	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended December 31, 2015.

The beginning of the period is July 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Global Total Return Bond Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$963.70	$960.10	$962.50	$965.10
Expenses Incurred During Period	$4.74	$8.43	$5.97	$3.51
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.31	$1,016.54	$1,019.05	$1,021.57
Expenses Incurred During Period	$4.88	$8.67	$6.14	$3.61

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.96%, 1.71%, 1.21% and 0.71% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Investments	29

Expense Examples (continued)

Nuveen High Income Bond Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$866.30	$862.50	$864.80	$867.90
Expenses Incurred During Period	$4.79	$8.33	$6.00	$3.62
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.01	$1,016.19	$1,018.70	$1,021.27
Expenses Incurred During Period	$5.18	$9.02	$6.50	$3.91

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.02%, 1.78%, 1.28% and 0.77% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Strategic Income Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$952.60	$949.30	$951.70	$953.80	$953.80
Expenses Incurred During Period	$4.02	$7.69	$5.25	$2.46	$2.80
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.01	$1,017.24	$1,019.76	$1,022.62	$1,022.27
Expenses Incurred During Period	$4.17	$7.96	$5.43	$2.54	$2.90

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.82%, 1.57%, 1.07%, 0.50% and 0.57% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen U.S. Infrastructure Bond Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$995.70	$991.30	$996.90
Expenses Incurred During Period	$4.77	$8.51	$3.51
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.36	$1,016.59	$1,021.62
Expenses Incurred During Period	$4.82	$8.62	$3.56

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.95%, 1.70% and 0.70% for Classes A, C, and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one half year period).

30	Nuveen Investments

Nuveen Global Total Return Bond Fund

Portfolio of Investments	December 31, 2015 (Unaudited)

Shares	Description (1)	Coupon		Ratings (2)	Value

	LONG-TERM INVESTMENTS – 105.3%

	CONVERTIBLE PREFERRED SECURITIES – 0.6%

	Banks – 0.6%

75	Bank of America Corporation	7.250%		BB+	$81,995
	Total Convertible Preferred Securities (cost $63,225)				81,995

Principal Amount (000) (3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 44.4%

	Air Freight & Logistics – 0.1%

$10	XPO Logistics, Inc., 144A	6.500%	6/15/22	B2	$9,250

	Auto Components – 0.3%

45	American & Axle Manufacturing Inc.	6.625%	10/15/22	BB–	47,138

	Automobiles – 0.2%

30	General Motors Financial Company Inc.	4.250%	5/15/23	BBB–	29,677

	Banks – 9.3%

100	Bank of America Corporation	4.200%	8/26/24	A–	100,145

200	Barclays Bank PLC	3.650%	3/16/25	A	192,205

45	CIT Group Inc.	5.000%	8/01/23	BB+	45,675

95	Citigroup Inc.	4.500%	1/14/22	A	101,765

30	Citigroup Inc.	6.125%	8/25/36	A–	33,876

25	General Electric Capital Corporation	6.875%	1/10/39	AA+	34,075

25	HSBC Holdings PLC	6.800%	6/01/38	A+	31,117

45	JPMorgan Chase & Company	6.400%	5/15/38	A+	57,322

35	Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB	37,622

200	Santander UK PLC, 144A	5.000%	11/07/23	A–	208,190

200	Societe Generale, 144A	5.000%	1/17/24	A–	203,960

200	State Bank of India London, 144A	4.875%	4/17/24	BBB–	213,757

25	Wells Fargo & Company	3.450%	2/13/23	A+	25,068
	Total Banks				1,284,777

	Building Products – 0.4%

60	Owens Corning Incorporated	4.200%	12/15/22	BBB–	60,073

	Capital Markets – 2.3%

75	Goldman Sachs Group, Inc.	5.750%	1/24/22	A	85,299

85	Goldman Sachs Group, Inc.	3.625%	1/22/23	A	85,998

75	Morgan Stanley	4.000%	7/23/25	A	77,298

70	Morgan Stanley	3.950%	4/23/27	A–	67,970
	Total Capital Markets				316,565

Nuveen Investments	31

Nuveen Global Total Return Bond Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Chemicals – 1.7%

$25		Hexion Inc.	6.625%	4/15/20	B3	$19,563

25		Momentive Performance Materials Inc., (4), (5)	8.875%	10/15/20	N/R	—

25		Momentive Performance Materials Inc.	3.880%	10/24/21	B	17,250

200		Office Cherifien Des Phosphates SA, 144A	5.625%	4/25/24	BBB–	202,950
		Total Chemicals				239,763

		Consumer Finance – 1.3%

100		Capital One Bank	3.375%	2/15/23	Baa1	97,903

75		Discover Financial Services	5.200%	4/27/22	BBB+	80,238
		Total Consumer Finance				178,141

		Containers & Packaging – 0.3%

50	CAD	Cascades Inc., 144A	5.500%	7/15/21	Ba3	35,090

		Diversified Consumer Services – 0.0%

20		Nine West Holdings Incorporated, 144A	8.250%	3/15/19	CCC–	4,000

		Diversified Financial Services – 1.4%

200		BNP Paribas	4.250%	10/15/24	A	198,234

		Diversified Telecommunication Services – 0.7%

25		AT&T, Inc.	5.550%	8/15/41	A–	25,103

65		Qwest Corporation	6.750%	12/01/21	BBB–	68,088
		Total Diversified Telecommunication Services				93,191

		Electric Utilities – 1.6%

55		APT Pipelines Limited, 144A	3.875%	10/11/22	BBB	52,933

200		Eskom Holdings Limited, 144A	7.125%	2/11/25	BB+	173,000
		Total Electric Utilities				225,933

		Energy Equipment & Services – 1.9%

55		Nabors Industries Inc.	4.625%	9/15/21	Baa2	45,215

200		Origin Energy Finance Limited, 144A	3.500%	10/09/18	BBB–	195,049

25		Weatherford International PLC	7.000%	3/15/38	BBB–	17,438
		Total Energy Equipment & Services				257,702

		Health Care Equipment & Supplies – 0.8%

100	EUR	Ephios Bondco PLC, 144A	6.250%	7/01/22	B+	112,690

		Household Durables – 0.3%

50		Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	BB–	48,188

		Household Products – 0.7%

100		Kimberly-Clark de Mexico, S.A.B. de C.V, 144A	3.250%	3/12/25	A	96,339

		Independent Power & Renewable Electricity Producers – 0.1%

20		GenOn Energy Inc.	9.500%	10/15/18	B–	16,157

32	Nuveen Investments

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Industrial Conglomerates – 1.5%

$200		Alfa SAB de CV, 144A	5.250%	3/25/24	BBB–	$202,500

		Insurance – 1.2%

50		Genworth Holdings Inc.	4.800%	2/15/24	Ba1	33,750

30		Liberty Mutual Group Inc., 144A	4.950%	5/01/22	BBB	31,800

100		Symetra Financial Corporation	4.250%	7/15/24	BBB+	100,795
		Total Insurance				166,345

		Machinery – 1.0%

55		Eaton Corporation	4.150%	11/01/42	A–	50,707

50		Ingersoll Rand	5.750%	6/15/43	BBB	54,497

40		Terex Corporation	6.000%	5/15/21	BB	36,800
		Total Machinery				142,004

		Media – 1.6%

70		21st Century Fox America Inc.	6.650%	11/15/37	BBB+	81,344

20		Cequel Communication Holdings I, 144A	5.125%	12/15/21	B–	18,000

55		DIRECTV Holdings LLC	3.800%	3/15/22	A–	55,381

45		SES SA, 144A	3.600%	4/04/23	BBB	43,835

25	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	18,159
		Total Media				216,719

		Metals & Mining – 2.8%

55		Alcoa Inc.	5.400%	4/15/21	BBB–	53,488

45		Allegheny Technologies Inc.	6.625%	8/15/23	BB–	26,550

25		Anglogold Holdings PLC	6.500%	4/15/40	Baa3	16,625

55		ArcelorMittal	7.000%	2/25/22	BB+	44,275

35		Century Aluminum Company, 144A	7.500%	6/01/21	BB–	23,450

25		First Quantum Minerals Limited, 144A	6.750%	2/15/20	BB–	16,125

75		Freeport McMoRan, Inc.	3.550%	3/01/22	BBB	43,500

50		Newmont Mining Corporation	3.500%	3/15/22	BBB	44,582

50		Teck Resources Limited	3.750%	2/01/23	BB+	23,125

25		Vale Overseas Limited	6.875%	11/10/39	BBB	17,373

100		Yamana Gold Inc.	4.950%	7/15/24	Baa3	84,855
		Total Metals & Mining				393,948

		Multiline Retail – 0.2%

25		Family Tree Escrow LLC, 144A	5.250%	3/01/20	Ba3	25,813

		Oil, Gas & Consumable Fuels – 3.7%

50		Amerada Hess Corporation	7.125%	3/15/33	BBB	48,700

50		Anadarko Petroleum Corporation	6.200%	3/15/40	BBB	46,000

80		Apache Corporation	4.250%	1/15/44	BBB+	64,026

150	CAD	Baytex Energy Corporation	6.625%	7/19/22	BB	82,763

Nuveen Investments	33

Nuveen Global Total Return Bond Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Oil, Gas & Consumable Fuels (continued)

$42		California Resources Corporation, 144A	8.000%	12/15/22	BB+	$22,103

17		California Resources Corporation	5.500%	9/15/21	BB–	5,355

25		Calumet Specialty Products	7.625%	1/15/22	B+	21,250

30		Cenovus Energy Inc.	3.800%	9/15/23	BBB	27,176

5		Concho Resources Inc.	5.500%	10/01/22	BB+	4,550

25		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	22,000

20	CAD	Paramount Resources Limited, 144A	7.625%	12/04/19	BB–	11,680

25		Petrobras International Finance Company	5.375%	1/27/21	BB+	18,625

85		Transocean Inc.	4.300%	10/15/22	BB+	45,050

50		Western Refining Inc.	6.250%	4/01/21	B+	48,000

45		Woodside Finance Limited, 144A	3.650%	3/05/25	BBB+	39,887
		Total Oil, Gas & Consumable Fuels				507,165

		Paper & Forest Products – 1.0%

25		Domtar Corporation	4.400%	4/01/22	BBB–	25,427

80		Domtar Corporation	6.750%	2/15/44	BBB–	78,166

50		Resolute Forest Products	5.875%	5/15/23	BB–	36,375
		Total Paper & Forest Products				139,968

		Personal Products – 0.3%

30		International Paper Company	8.700%	6/15/38	BBB	38,602

		Real Estate Investment Trust – 2.0%

70		American Tower Company	5.000%	2/15/24	BBB	74,102

75		Digital Realty Trust Inc.	3.625%	10/01/22	BBB	72,095

80		HCP Inc.	3.750%	2/01/19	BBB+	82,556

50		Vereit Operating Partner	4.600%	2/06/24	BB+	47,375
		Total Real Estate Investment Trust				276,128

		Software – 2.0%

25		BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	16,625

75		Computer Sciences Corporation	4.450%	9/15/22	BBB+	76,941

200		SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	B+	191,000
		Total Software				284,566

		Specialty Retail – 0.2%

35		Swiss Re Treasury US Corporation, 144A	4.250%	12/06/42	AA–	33,032

		Telecommunication Services – 0.4%

50		Axtel SAB de CV, 144A	9.000%	1/31/20	B+	51,875

		Tobacco – 0.2%

30		Reynolds American Inc.	3.250%	11/01/22	BBB–	29,679

34	Nuveen Investments

Principal Amount (000) (3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Trading Companies & Distributors – 0.8%

$100	United Rentals North America Inc.	7.375%	5/15/20	BB–	$105,500

	Wireless Telecommunication Services – 2.1%

75	Colombia Telecommunicaciones S.A. ESP, 144A	8.500%	9/30/65	B+	64,313

200	ENTEL Chile SA, 144A	4.750%	8/01/26	BBB+	187,111

50	Sprint Corporation	7.250%	9/15/21	B+	37,250
	Total Wireless Telecommunication Services				288,674
	Total Corporate Bonds (cost $6,585,414)				6,155,426

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 6.8%

	Banks – 3.8%

$200	Barclays PLC	8.250%	N/A (6)	BB+	$212,940

50	Citigroup Inc.	6.250%	N/A (6)	BB+	51,000

60	JPMorgan Chase & Company	6.750%	N/A (6)	BBB–	65,400

200	HSBC Holdings PLC	6.375%	N/A (6)	BBB	197,500
510	Total Banks				526,840

	Capital Markets – 1.9%

75	Goldman Sachs Capital II	4.000%	N/A (6)	Ba1	52,875

200	UBS Group AG, Reg S	7.125%	N/A (6)	BB+	209,435
275	Total Capital Markets				262,310

	Electric Utilities – 0.7%

100	Electricite de France, 144A	5.250%	N/A (6)	Baa1	94,000

	Insurance – 0.4%

25	Genworth Financial Inc.	6.150%	11/15/66	Ba2	6,750

50	Prudential Financial Inc.	5.200%	3/15/44	BBB+	48,276
75	Total Insurance				55,026
$960	Total $1,000 Par (or similar) Institutional Preferred (cost $966,209)				938,176

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 7.3%

$42	Countrywide Asset Backed Certificates, Series 2007-4 A2	5.397%	4/25/47	Caa1	$45,803

28	Countrywide Home Loans Mortgage, Series 2005-27	5.500%	12/25/35	Caa1	26,563

145	Fannie Mae TBA Mortgage Pool, (WI/DD)	4.500%	TBA	Aaa	156,555

315	Fannie Mae TBA Mortgage Pool, (WI/DD)	4.000%	TBA	Aaa	333,242

400	Fannie Mae TBA Mortgage Pool, (WI/DD)	3.500%	TBA	Aaa	412,558

40	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712	3.486%	5/25/45	Aaa	40,134
$970	Total Asset-Backed and Mortgage-Backed Securities (cost $1,011,133)				1,014,855

Nuveen Investments	35

Nuveen Global Total Return Bond Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		SOVEREIGN DEBT – 39.8%

		Australia – 3.1%

600	AUD	Australian Government, Reg S	1.750%	11/21/20	Aaa	$427,523

		Colombia – 1.1%

$130		Republic of Colombia	8.125%	5/21/24	BBB	155,870

		Costa Rica – 1.2%

200		Republic of Costa Rica, 144A	7.000%	4/04/44	Ba1	166,750

		Dominican Republic – 0.7%

100		Dominican Republic, 144A	5.500%	1/27/25	BB–	96,250

		Germany – 9.1%

250	EUR	Deutschland Republic, Reg S	0.500%	2/15/25	Aaa	269,753

400	EUR	Deutschland Republic, Reg S	1.000%	8/15/25	Aaa	449,358

400	EUR	Deutschland Republic, Reg S	2.500%	8/15/46	Aaa	541,835
		Total Germany				1,260,946

		Hungary – 2.5%

85,000	HUF	Republic of Hungary, Government Bond	5.500%	6/24/25	BBB–	341,969

		Indonesia – 1.4%

200		Republic of Indonesia, 144A	4.750%	1/08/26	Baa3	197,532

		Italy – 3.9%

110	EUR	Buoni Poliennali del Tesoro, Italian Treasury Bond	3.750%	9/01/24	BBB+	141,823

350	EUR	Buoni Poliennali del Tesoro, Italian Treasury Bond	2.000%	12/01/25	BBB+	393,763
		Total Italy				535,586

		Mexico – 7.5%

7,400	MXN	Mexico Bonos de DeSarrollo	4.750%	6/14/18	A3	431,424

3,000	MXN	Mexico Bonos de DeSarrollo	5.000%	12/11/19	A	172,290

2,450	MXN	Mexico Bonos de DeSarrollo	8.000%	12/07/23	A	159,111

2,975	MXN	Mexico Bonos de DeSarrollo	7.750%	11/13/42	A	188,622

100	EUR	United Mexican States	4.000%	10/15/30	A3	90,714
		Total Mexico				1,042,161

		Poland – 1.2%

250	PLN	Republic of Poland	5.750%	9/23/22	A	75,707

325	PLN	Republic of Poland	3.250%	7/25/25	A	85,214
		Total Poland				160,921

		Portugal – 3.7%

460	EUR	Portugal Obrigacoes do Tesouro, 144A, Reg S	2.875%	10/15/25	Ba1	514,553

		South Africa – 2.5%

3,800	ZAR	Republic of South Africa	7.250%	1/15/20	BBB+	230,220

36	Nuveen Investments

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		South Africa (continued)

1,700	ZAR	Republic of South Africa	10.500%	12/21/26	BBB+	$116,004
		Total South Africa				346,224

		Sri Lanka – 1.3%

$200		Republic of Sri Lanka, 144A	6.850%	11/03/25	BB–	188,395

		Uruguay – 0.6%

100		Republic of Uruguay	5.100%	6/18/50	BBB	86,251
		Total Sovereign Debt (cost $6,274,326)				5,520,931
		Total Long-Term Investments (cost $14,900,307)				13,711,383

Principal Amount (000)		Description (1)	Coupon	Maturity		Value

		SHORT-TERM INVESTMENTS – 6.4%

		REPURCHASE AGREEMENTS – 6.4%

$887		Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/15, repurchase price $887,326, collateralized by $880,000 U.S. Treasury Bonds, 3.125%, due 2/15/43, value $907,350	0.030%	1/04/16		$887,323
		Total Short-Term Investments (cost $887,323)				887,323
		Total Investments (cost $15,787,630) – 105.3%				14,598,706
		Other Assets Less Liabilities – (5.3)% (7)				(733,752)
		Net Assets – 100%				$13,864,954

Investments in Derivatives as of December 31, 2015

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Bank of America, N.A.	Hungarian Forint	103,870,000	U.S. Dollar	357,224	1/29/16	$(527)
Bank of America, N.A.	Indian Rupee	36,000,000	U.S. Dollar	541,761	2/05/16	244
Bank of America, N.A.	Mexican Peso	11,750,000	U.S. Dollar	687,577	1/29/16	6,986
Bank of America, N.A.	Polish Zloty	350,000	U.S. Dollar	90,296	1/29/16	1,120
Bank of America, N.A.	U.S. Dollar	1,365	Hungarian Forint	396,000	1/29/16	(1)
Bank of America, N.A.	U.S. Dollar	88,119	Polish Zloty	350,000	1/29/16	1,057
Bank of America, N.A.	U.S. Dollar	534,103	Indonesian Rupiah	7,400,000,000	1/25/16	(2,011)
Bank of America, N.A.	U.S. Dollar	539,730	Indian Rupee	36,000,000	2/05/16	1,786
Citibank, National Association	Euro	42,000	U.S. Dollar	45,857	2/29/16	151
Citibank, National Association	Euro	300,000	U.S. Dollar	328,658	2/29/16	2,189
Deutsche Bank AG	Australian Dollar	337,000	U.S. Dollar	242,554	1/29/16	(2,729)
Deutsche Bank AG	U.S. Dollar	467,233	Pound Sterling	307,000	1/22/16	(14,631)
Goldman Sachs Bank USA	U.S. Dollar	187,870	Canadian Dollar	254,000	1/29/16	(4,295)
Goldman Sachs Bank USA	U.S. Dollar	863,816	Pound Sterling	569,000	1/29/16	(24,939)
Morgan Stanley Capital Services LLC	Singapore Dollar	1,000,000	U.S. Dollar	708,125	1/29/16	3,452
Morgan Stanley Capital Services LLC	South African Rand	5,397,000	U.S. Dollar	351,718	1/29/16	4,247
Morgan Stanley Capital Services LLC	South Korean Won	1,100,000,000	U.S. Dollar	932,678	2/16/16	(2,272)
						$(30,173)

Nuveen Investments	37

Nuveen Global Total Return Bond Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Investments in Derivatives as of December 31, 2015 (continued)

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$200,000	Receive	3-Month USD-LIBOR-ICE	2.078%	Semi- Annually	2/19/23	$(4,795)	N/A	$(4,795)
JPMorgan Chase Bank, N.A.*	1,000,000	Receive	3-Month USD-LIBOR-ICE	2.258	Semi- Annually	9/02/25	(23,100)	$(4,550)	(23,100)
	$1,200,000						$(27,895)	$(4,550)	$(27,895)
*	Citigroup Global Markets, Inc. is the clearing broker for this transaction.

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(9)	3/16	$(1,064,883)	$(1,266)	$3,133

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Perpetual security. Maturity date is not applicable.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of the over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

HUF	Hungarian Forint

MXN	Mexican Peso

PLN	Polish Zloty

ZAR	South African Rand

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rate-Intercontinental Exchange.

See accompanying notes to financial statements.

38	Nuveen Investments

Nuveen High Income Bond Fund

Portfolio of Investments	December 31, 2015 (Unaudited)

Shares	Description (1)				Value

	LONG-TERM INVESTMENTS – 94.2%

	COMMON STOCKS – 0.3%

	Building Products – 0.0%

527	Dayton Superior, Class A, (2), (3)				$30,195

585	Dayton Superior, Class 1, (2), (3)				33,550
	Total Building Products				63,745

	Capital Markets – 0.1%

5,732	Adamas Finance Asia Limited, (2)				3,640

50,000	Och-Ziff Capital Management Group, Class A Shares				311,500
	Total Capital Markets				315,140

	Energy Equipment & Services – 0.1%

10,000	Patterson-UTI Energy, Inc., (4)				150,800

	Metals & Mining – 0.0%

499,059	Northland Resources SA, (2), (3)				100

	Oil, Gas & Consumable Fuels – 0.0%

50,119	Connacher Oil and Gas Limited, (2), (15)				4,410

	Real Estate Investment Trust – 0.1%

20,000	STAG Industrial Inc.				369,000
	Total Common Stocks (cost $1,988,607)				903,195

Shares	Description (1)	Coupon		Ratings (5)	Value

	CONVERTIBLE PREFERRED SECURITIES – 1.2%

	Electric Utilities – 0.5%

50,000	Exelon Corporation	6.500%		BBB–	$2,023,500

	Independent Power & Renewable Electricity Producers – 0.2%

13,000	Dynegy Inc., (4)	5.375%		N/R	651,690

	Metals & Mining – 0.1%

37,500	ArcelorMittal	6.000%		BB–	244,125

	Oil, Gas & Consumable Fuels – 0.4%

40,000	Anadarko Petroleum Corporation	7.500%		N/R	1,358,000
	Total Convertible Preferred Securities (cost $6,337,303)				4,277,315

Principal Amount (000)	Description (1)	Coupon (7)	Maturity (6)	Ratings (5)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 6.3% (7)

	Auto Components – 1.1%

$4,000	Crowne Group LLC, Second Lien Term Loan C	9.000%	9/29/21	CCC+	$3,800,000

Nuveen Investments	39

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (7)	Maturity (6)	Ratings (5)	Value

	Construction Materials – 0.6%

$2,500	Atkore International Inc.	7.750%	9/27/21	CCC+	$2,190,627

	Diversified Financial Services – 0.5%

1,995	Jill Acquisition LLC, First Lien Term Loan B	6.000%	5/08/22	B	1,955,100

	Diversified Telecommunication Services – 0.4%

1,453	Birch Communications Inc., First Lien Term Loan B	7.750%	4/19/20	B	1,358,671

	Health Care Equipment & Supplies – 0.3%

1,006	Surgery Center Holdings Inc., Second Lien Term Loan	8.500%	7/24/21	CCC+	945,755

	Hotels, Restaurants & Leisure – 1.4%

988	Amaya BV, First Lien Term Loan	5.000%	7/29/21	BB	924,993

656	Amaya BV, Second Lien Term Loan	8.000%	7/29/22	B+	656,250

1,891	Caesars Entertainment Corporation, Term Loan B5, (8)	10.000%	1/29/18	D	1,644,783

1,955	Rock Ohio Caesar LLC, Term Loan B	5.000%	3/29/19	B+	1,818,150
5,490	Total Hotels, Restaurants & Leisure				5,044,176

	Independent Power & Renewable Electricity Producers – 0.4%

130	Empire Generating Company LLC, Term Loan C	5.250%	3/13/21	B+	107,608

1,778	Empire Generating Company LLC	5.250%	3/13/21	B+	1,467,206
1,908	Total Independent Power & Renewable Electricity Producers				1,574,814

	Oil, Gas & Consumable Fuels – 0.5%

2,942	Arch Coal Inc., Term Loan B	6.250%	5/16/18	Caa1	1,358,120

2,493	Fieldwood Energy LLC, Second Lien Term Loan	8.375%	9/30/20	B–	392,586

2,000	Samson Investment Company Second Lien Term Loan, (8)	5.000%	9/25/18	N/R	100,000
7,435	Total Oil, Gas & Consumable Fuels				1,850,706

	Professional Services – 0.8%

2,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	6.750%	2/28/22	CCC+	1,847,500

1,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	6.750%	2/28/22	CCC+	923,750
3,000	Total Professional Services				2,771,250

	Software – 0.3%

1,000	Deltek Incorporated, Second Lien Term Loan	9.500%	6/19/23	CCC+	997,500
$29,787	Total Variable Rate Senior Loan Interests (cost $28,263,634)				22,488,599

Shares	Description (1)	Coupon		Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 6.1%

	Banks – 1.4%

32,380	Bank of America Corporation	4.000%		BB+	$695,522

109,536	HSBC USA Inc.	1.068%		BBB+	2,418,555

75,000	RBS Capital Funding Trust V	5.900%		BB–	1,840,500
	Total Banks				4,954,577

40	Nuveen Investments

Shares		Description (1)	Coupon		Ratings (5)	Value

		Capital Markets – 0.9%

152,330		Morgan Stanley	4.000%		Ba1	$3,166,941

		Food Products – 0.3%

41,734		CHS Inc.	6.750%		N/R	1,118,889

		Household Durables – 0.1%

63,610		Hovnanian Enterprises Incorporated	7.625%		Caa3	284,973

		Insurance – 0.4%

60,000		AmTrust Financial Services Inc., (4)	7.250%		N/R	1,524,000

		Multi-Utilities – 0.4%

27,000		Dominion Resources Inc.	6.375%		Baa3	1,298,160

		Real Estate Investment Trust – 2.6%

50,960		Colony Financial Inc.	7.125%		N/R	1,116,534

60,000		Colony Financial Inc.	7.500%		N/R	1,467,600

52,558		Coresite Realty Corporation	7.250%		N/R	1,392,261

30,000		General Growth Properties	6.375%		N/R	744,000

70,000		Northstar Realty Finance Corporation	8.750%		N/R	1,648,500

72,767		Northstar Realty Finance Corporation	8.500%		N/R	1,673,641

47,400		Urstadt Biddle Properties, (15)	6.750%		N/R	1,243,302
		Total Real Estate Investment Trust				9,285,838
		Total $25 Par (or similar) Retail Preferred (cost $21,772,683)				21,633,378

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		CORPORATE BONDS – 73.8%

		Aerospace & Defense – 1.5%

$2,200		Bombardier Inc., 144A	6.000%	10/15/22	B	$1,542,200

1,500		StandardAero Aviation Holdings Inc., 144A	10.000%	7/15/23	CCC	1,488,750

2,867		Triumph Group Inc.	4.875%	4/01/21	Ba3	2,309,727
		Total Aerospace & Defense				5,340,677

		Air Freight & Logistics – 0.5%

1,900	EUR	XPO Logistics, Inc., 144A	5.750%	6/15/21	B2	1,925,046

		Airlines – 0.7%

175		American Airlines Group Inc., 144A	4.625%	3/01/20	BB–	166,688

3,000		VistaJet Malta Finance PLC, 144A, (4)	7.750%	6/01/20	B	2,250,000
		Total Airlines				2,416,688

		Auto Components – 2.1%

1,475		Jac Holding Corporation, 144A, (4)	11.500%	10/01/19	B	1,382,813

1,560		Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance Inc., 144A	7.875%	10/01/22	CCC+	1,396,200

2,000		MPG Holdco I Inc., (4)	7.375%	10/15/22	B+	2,020,000

Nuveen Investments	41

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		Auto Components (continued)

$2,950		Tupy S/A, 144A	6.625%	7/17/24	BB	$2,573,875
		Total Auto Components				7,372,888

		Banks – 0.6%

2,450		Popular Inc.	7.000%	7/01/19	BB–	2,290,750

		Building Products – 3.3%

1,450		Associated Materials Inc.	9.125%	11/01/17	B–	1,000,500

2,000		Builders FirstSource Inc., 144A	10.750%	8/15/23	B–	1,985,000

2,000		Corporativo Javer S.A. de C.V, 144A	9.875%	4/06/21	B+	2,050,000

2,750		NCI Building Systems, Inc., 144A	8.250%	1/15/23	B+	2,887,500

3,000		NWH Escrow Corporation, 144A	7.500%	8/01/21	B	2,400,000

1,000		Odebrecht Finance Limited, 144A	4.375%	4/25/25	BBB–	520,000

1,800		Odebrecht Finance Limited, 144A	7.125%	6/26/42	BBB–	913,500
		Total Building Products				11,756,500

		Chemicals – 3.3%

2,000		Chemours Co, 144A	6.625%	5/15/23	BB–	1,400,000

2,000		Hexion Inc.	10.000%	4/15/20	B3	1,650,000

1,500		Hexion US Finance Corporation	8.875%	2/01/18	CCC	1,057,500

1,000		Kissner Milling Company Limited, 144A	7.250%	6/01/19	B	937,500

400		Koppers Inc.	7.875%	12/01/19	BB–	395,000

3,525		Momentive Performance Materials Inc., (3), (8)	8.875%	10/15/20	N/R	—

3,525		Momentive Performance Materials Inc.	3.880%	10/24/21	B	2,432,250

2,000		Platform Specialty Products Corporation, 144A	10.375%	5/01/21	B+	1,995,000

125		PolyOne Corporation	5.250%	3/15/23	BB–	121,875

2,950		Tronox Finance LLC	6.375%	8/15/20	B+	1,775,310
		Total Chemicals				11,764,435

		Commercial Services & Supplies – 0.6%

2,420	CAD	GFL Environmental Corporation, 144A	7.500%	6/18/18	B	1,713,955

1,160	EUR	Waste Italia SPA, 144A	10.500%	11/15/19	Caa2	479,672
		Total Commercial Services & Supplies				2,193,627

		Communications Equipment – 0.5%

2,000		Broadview Networks Holdings Inc.	10.500%	11/15/17	N/R	1,895,000

		Construction & Engineering – 1.1%

1,500		Boart Longyear Management Pty Ltd, 144A	7.000%	4/01/21	CCC+	600,000

2,358		Michael Baker Holdings LLC Finance Corporation, 144A	8.875%	4/15/19	B–	1,650,797

15,000	NOK	VV Holding AS, 144A	6.360%	7/10/19	N/R	1,626,866
		Total Construction & Engineering				3,877,663

		Construction Materials – 2.2%

2,000		Cemex Finance LLC, 144A	9.375%	10/12/22	BB–	2,105,000

42	Nuveen Investments

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		Construction Materials (continued)

$2,500		Norbord Inc., 144A	5.375%	12/01/20	Ba2	$2,500,000

3,180		Reliance Intermediate Holdings LP, 144A	6.500%	4/01/23	BB–	3,307,200
		Total Construction Materials				7,912,200

		Consumer Finance – 1.4%

2,350		Constellis Holdings LLC / Constellis Finance Corporation, 144A	9.750%	5/15/20	B	1,929,938

1,945		Covenant Surgical Partners Inc., 144A	8.750%	8/01/19	B–	1,896,375

1,500		Enova International, Inc.	9.750%	6/01/21	B	1,080,000
		Total Consumer Finance				4,906,313

		Containers & Packaging – 2.1%

3,219		Ardagh Finance Holdings SA, 144A	8.625%	6/15/19	CCC+	3,173,049

882		Ardagh Packaging Finance / MP HD USA, 144A	7.000%	11/15/20	Caa1	866,912

1,750		Coveris Holdings SA, 144A	7.875%	11/01/19	B–	1,526,875

2,000		PaperWorks Industries Inc., 144A	9.500%	8/15/19	B–	1,830,000
		Total Containers & Packaging				7,396,836

		Diversified Consumer Services – 0.9%

2,180		Gibson Brands Inc., 144A	8.875%	8/01/18	B–	1,264,400

3,185		Jones Group Inc.	6.125%	11/15/34	CCC–	445,900

1,000	GBP	Twinkle Pizza Holdings PLC, 144A	8.625%	8/01/22	CCC+	1,530,495
		Total Diversified Consumer Services				3,240,795

		Diversified Financial Services – 1.6%

1,750		CNG Holdings Inc., 144A	9.375%	5/15/20	B–	735,000

2,180		James Hardie International Finance Limited, 144A	5.875%	2/15/23	BBB–	2,223,600

1,500		Nationstar Mortgage LLC Capital Corporation	7.875%	10/01/20	B+	1,435,500

1,500		NewStar Financial, Inc.	7.250%	5/01/20	BB–	1,455,000
		Total Diversified Financial Services				5,849,100

		Diversified Telecommunication Services – 2.8%

1,225		CenturyLink Inc.	7.650%	3/15/42	BB+	937,125

1,950		Consolidated Communications Finance Company	6.500%	10/01/22	B–	1,638,000

1,000		Frontier Communications Corporation, 144A	11.000%	9/15/25	BB	990,000

1,000		IntelSat Jackson Holdings	7.250%	4/01/19	B+	917,500

1,500		IntelSat Jackson Holdings	6.625%	12/15/22	CCC+	956,250

2,800		Neptune Finco Corporation, 144A	10.875%	10/15/25	B2	2,933,000

2,000		Windstream Corporation	7.750%	10/01/21	BB	1,573,750
		Total Diversified Telecommunication Services				9,945,625

		Electric Utilities – 1.5%

1,587		Energy Future Intermediate Holding Company LLC, 144A, (8)	11.750%	3/01/22	N/R	1,689,998

2,435		Intergen NV, 144A, (4)	7.000%	6/30/23	B+	1,929,738

2,000		PPL Energy Supply LLC, 144A	6.500%	6/01/25	Ba3	1,320,000

Nuveen Investments	43

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		Electric Utilities (continued)

$1,000		Texas Competitive Electric Holdings, 144A, (8)	11.500%	10/01/20	N/R	$332,500
		Total Electric Utilities				5,272,236

		Energy Equipment & Services – 1.0%

1,950		Basic Energy Services, Inc.	7.750%	2/15/19	B–	643,500

700		Calfrac Holdings LP, 144A	7.500%	12/01/20	B	278,250

750		McDermott International Inc., 144A	8.000%	5/01/21	BB–	596,250

1,000		Murray Energy Corporation, 144A	11.250%	4/15/21	CCC+	182,500

1,670		Pacific Drilling V Limited, 144A	7.250%	12/01/17	B	860,050

1,000		SAExploration Holdings Inc.	10.000%	7/15/19	B–	590,000

1,500		Seventy Seven Energy Inc.	6.625%	11/15/19	CCC+	525,000
		Total Energy Equipment & Services				3,675,550

		Food & Staples Retailing – 2.0%

2,500		Kehe Distributors LLC Finance, 144A	7.625%	8/15/21	B–	2,543,750

2,750		Supervalu Inc., (4)	7.750%	11/15/22	B	2,516,250

2,000		Tops Holding LLC / Tops Markets II Corporation, 144A, (4)	8.000%	6/15/22	B	1,970,000
		Total Food & Staples Retailing				7,030,000

		Food Products – 1.6%

2,050		JBS Investments GmbH, 144A	7.250%	4/03/24	BB+	1,860,375

2,200		Marfrig Holding Europe BV, 144A	8.375%	5/09/18	B+	2,112,000

2,000		Southern States Cooperative Inc., 144A	10.000%	8/15/21	B–	1,730,000
		Total Food Products				5,702,375

		Gas Utilities – 0.5%

2,000		Ferrellgas LP	6.750%	1/15/22	B+	1,685,000

		Health Care Equipment & Supplies – 1.1%

2,375		GreatBatch Limited, 144A	9.125%	11/01/23	B–	2,351,250

1,800		Tenet Healthcare Corporation	6.875%	11/15/31	B3	1,458,000
		Total Health Care Equipment & Supplies				3,809,250

		Health Care Providers & Services – 1.9%

2,000		Community Health Systems, Inc., (4)	6.875%	2/01/22	B+	1,897,500

2,000		Kindred Healthcare Inc.	8.750%	1/15/23	B2	1,840,000

2,000		Opal Acquisition Inc., 144A	8.875%	12/15/21	CCC	1,660,000

1,750		Select Medical Corporation	6.375%	6/01/21	B–	1,531,250
		Total Health Care Providers & Services				6,928,750

		Hotels, Restaurants & Leisure – 2.7%

1,500		Caesars Entertainment Resort Properties LLC, (4)	8.000%	10/01/20	B+	1,425,000

2,000		Caesars Growth Properties Holdings LLC / Caesars Growth Properties Finance Inc., (4)	9.375%	5/01/22	B–	1,640,000

1,600	CAD	River Cree Enterprises LP, 144A	11.000%	1/20/21	B–	1,150,538

44	Nuveen Investments

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		Hotels, Restaurants & Leisure (continued)

$2,500		Roc Finance LLC and Roc Finance 1 Corporation, 144A	12.125%	9/01/18	B–	$2,612,500

3,285		Scientific Games International Inc.	6.250%	9/01/20	B–	1,543,950

1,600		Wynn Macau Limited, 144A, (4)	5.250%	10/15/21	Ba2	1,408,000
		Total Hotels, Restaurants & Leisure				9,779,988

		Household Durables – 1.6%

2,000		K. Hovnanian Enterprises Inc.	5.000%	11/01/21	B1	1,340,000

2,500		KB Home	7.625%	5/15/23	B+	2,468,750

1,850		RSI Home Products Incorporated, 144A	6.500%	3/15/23	B+	1,905,500
		Total Household Durables				5,714,250

		Independent Power & Renewable Electricity Producers – 1.3%

2,000		Dynegy Inc., (4)	6.750%	11/01/19	B+	1,880,000

1,300		GenOn Energy Inc.	9.875%	10/15/20	B–	962,000

2,300		NRG Energy Inc.	6.625%	3/15/23	BB–	1,995,250
		Total Independent Power & Renewable Electricity Producers				4,837,250

		Industrial Conglomerates – 0.5%

2,500		Techniplas, LLC, 144A	10.000%	5/01/20	B	1,775,000

		Insurance – 0.5%

2,570		Genworth Holdings Inc.	4.800%	2/15/24	Ba1	1,734,750

		Internet Software & Services – 0.1%

500		Ensemble S Merger Sub Inc., 144A	9.000%	9/30/23	CCC+	483,125

		Leisure Products – 0.4%

2,000	CAD	Gateway Casinos & Entertainment Limited, 144A	8.500%	11/26/20	B+	1,387,584

		Machinery – 0.6%

2,230		CTP Transportation Products LLC-Finance Inc., 144A	8.250%	12/15/19	B	2,324,775

		Marine – 2.8%

3,000		Eletson Holdings Inc., 144A	9.625%	1/15/22	B+	2,670,000

1,750		Global Ship Lease Inc., 144A	10.000%	4/01/19	B	1,583,750

2,900		Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	BB–	2,530,250

1,786		Navios South American Logisitics Inc., Finance US Inc., 144A	7.250%	5/01/22	B	1,169,830

2,200		Topaz Marine SA, 144A	8.625%	11/01/18	B–	2,001,340
		Total Marine				9,955,170

		Media – 4.0%

1,850		Charter Communications, CCO Holdings LLC, (4)	5.125%	2/15/23	BB–	1,852,313

2,650		Clear Channel Communications, Inc.	9.000%	12/15/19	CCC+	1,961,000

1,000		Clear Channel Communications, Inc.	11.250%	3/01/21	CCC+	700,000

750		Lee Enterprises Inc., 144A	9.500%	3/15/22	B2	690,000

1,500		McClatchy Company	9.000%	12/15/22	B1	1,335,000

Nuveen Investments	45

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		Media (continued)

$1,000		Midcontinent Communications Finance Company, 144A	6.250%	8/01/21	B	$1,010,000

2,500		Radio One Inc., 144A	9.250%	2/15/20	CCC	1,975,000

2,500		SiTV Inc., 144A	10.375%	7/01/19	B–	2,000,000

180		Tribune Media Company, 144A, (4)	5.875%	7/15/22	BB–	180,000

3,150	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	2,288,024

500		VTR Finance BV, 144A	6.875%	1/15/24	B+	460,000
		Total Media				14,451,337

		Metals & Mining – 3.5%

2,000		AK Steel Corporation	7.625%	10/01/21	CCC+	800,000

1,300		Anglogold Holdings PLC	5.125%	8/01/22	Baa3	1,033,500

2,790		Century Aluminum Company, 144A, (4)	7.500%	6/01/21	BB–	1,869,300

2,000		Cliffs Natural Resources Inc.	4.200%	1/15/18	B	530,000

283		Coeur d’Alene Mines Corporation	7.875%	2/01/21	B	169,093

2,000	EUR	Constellium N.V, 144A	4.625%	5/15/21	B	1,666,840

2,349		First Quantum Minerals Limited, 144A	6.750%	2/15/20	BB–	1,515,105

135		Hudbay Minerals, Inc.	9.500%	10/01/20	B	98,888

700		Lundin Mining Corporation, 144A	7.500%	11/01/20	Ba2	656,250

3,504		Northland Resources AB, 144A, Reg S	15.000%	7/15/19	N/R	35,044

1,583		Northland Resources AB, 144A, Reg S, (8)	4.000%	10/15/20	N/R	3,166

2,000		Novellis Inc.	8.750%	12/15/20	B	1,835,000

2,000		Teck Resources Limited	4.750%	1/15/22	BB+	970,000

2,000		Westmoreland Coal Co, 144A	8.750%	1/01/22	B	1,230,000
		Total Metals & Mining				12,412,186

		Multiline Retail – 0.6%

3,048		J.C. Penney Company Inc., (4)	7.400%	4/01/37	B–	2,011,680

		Oil, Gas & Consumable Fuels – 8.9%

3,000		American Eagle Energy Corporation, 144A, (8)	11.000%	9/01/19	N/R	210,000

1,900		Armstrong Energy Inc.	11.750%	12/15/19	B–	779,000

3,000		Atlas Energy Holdings Operating Company	9.250%	8/15/21	CCC	615,000

2,600	CAD	Baytex Energy Corporation	6.625%	7/19/22	BB	1,434,557

2,750		Bellatrix Exploration Limited, 144A	8.500%	5/15/20	B3	1,952,500

2,000		Calumet Specialty Products	7.625%	1/15/22	B+	1,700,000

2,000		CGG SA	6.875%	1/15/22	CCC+	820,000

1,034		Chesapeake Energy Corporation, 144A	8.000%	12/15/22	BB–	506,660

1,350		Cloud Peak Energy Resources LLC and Cloud Peak Energy Finance Corporation	8.500%	12/15/19	BB–	675,000

785		Continental Resources Inc.	7.375%	10/01/20	BBB–	722,200

2,275		Crestwood Midstream Partners LP	6.125%	3/01/22	BB	1,581,125

46	Nuveen Investments

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		Oil, Gas & Consumable Fuels (continued)

$800		Denbury Resources Inc.	5.500%	5/01/22	B1	$265,584

1,200		EnQuest PLC, 144A	7.000%	4/15/22	B–	418,500

2,210		EV Energy Partners LP / EV Energy Finance Corporation	8.000%	4/15/19	B–	1,105,000

1,300		Genesis Energy LP	5.750%	2/15/21	B+	1,098,500

2,000		Global Partners LP/GLP Finance	7.000%	6/15/23	B+	1,640,000

3,000		Golden Close Maritime Corporation Limited, 144A, Reg S	9.000%	10/24/19	N/R	1,500,000

390		Halcon Resources Corporation, 144A, (4)	12.000%	2/15/22	CCC+	257,400

1,648		Key Energy Services Inc.	6.750%	3/01/21	CCC+	414,060

2,000		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	1,760,000

3,265		MEG Energy Corporation, 144A	6.375%	1/30/23	BB–	2,236,525

1,950		Memorial Production Partners LP Finance Corporation	7.625%	5/01/21	CCC+	585,000

2,921		Metro Exploration Holding Inc., (8)	11.500%	2/14/16	N/R	116,844

1,725		Oasis Petroleum Inc.	6.875%	3/15/22	B+	1,104,000

1,250	CAD	Paramount Resources Limited, 144A	7.625%	12/04/19	BB–	729,999

2,500		Peabody Energy Corporation	6.500%	9/15/20	B–	343,750

750		Penn Virginia Corporation	8.500%	5/01/20	CC	118,125

352		Sabine Pass LNG LP	7.500%	11/30/16	BB+	350,240

1,500		Sandridge Energy Inc., 144A	8.750%	6/01/20	B	455,625

1,500		Seven Generations Energy Limited, 144A	6.750%	5/01/23	B2	1,260,000

1,100		Summit Midstream Holdings LLC Finance	7.500%	7/01/21	B	935,000

2,030		Talos Production LLC, 144A	9.750%	2/15/18	B–	872,900

1,750		Teekay Corporation, 144A	8.500%	1/15/20	B+	1,181,250

1,620		Vanguard Natural Resources Finance	7.875%	4/01/20	B	429,300

2,000		WPX Energy Inc.	7.500%	8/01/20	Ba1	1,620,000
		Total Oil, Gas & Consumable Fuels				31,793,644

		Paper & Forest Products – 1.9%

1,000		Mercer International Inc.	7.750%	12/01/22	B+	1,010,000

4,550		Millar Western Forest Products Ltd	8.500%	4/01/21	B–	2,366,000

2,675		Resolute Forest Products	5.875%	5/15/23	BB–	1,946,063

1,500		Tembec Industries, Inc., 144A	9.000%	12/15/19	B–	975,000

1,950		Verso Paper Holdings LLC, (8)	11.750%	1/15/19	Caa2	341,250
		Total Paper & Forest Products				6,638,313

		Pharmaceuticals – 0.8%

2,900		VP Escrow Corporation, 144A	6.375%	10/15/20	B1	2,798,500

		Professional Services – 0.7%

2,625		CEB Inc., 144A	5.625%	6/15/23	BB–	2,605,313

		Real Estate Management & Development – 1.0%

3,000		Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	2,715,000

Nuveen Investments	47

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000) (9)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Real Estate Management & Development (continued)

$945	Mattamy Group Corporation, 144A, (4)	6.500%	11/15/20	BB	$897,750
	Total Real Estate Management & Development				3,612,750

	Road & Rail – 0.4%

2,231	JCH Parent Inc., 144A	10.500%	3/15/19	CCC–	1,361,110

	Semiconductors & Semiconductor Equipment – 0.4%

2,200	Advanced Micro Devices, Inc.	7.000%	7/01/24	B–	1,430,000

	Software – 0.5%

2,000	BCP Singapore VI Cayman Financing Company Limited, 144A	8.000%	4/15/21	BB–	1,587,500

180	SS&C Technologies Holdings, Inc., 144A	5.875%	7/15/23	B+	185,850
	Total Software				1,773,350

	Specialty Retail – 1.6%

1,500	L Brands, Inc., 144A, (4)	6.875%	11/01/35	BB+	1,541,250

2,852	Sally Holdings Inc.	5.750%	6/01/22	BB+	2,950,784

1,500	The Men’s Warehouse Inc.	7.000%	7/01/22	B2	1,065,000
	Total Specialty Retail				5,557,034

	Trading Companies & Distributors – 0.5%

2,000	Avation Capital SA, 144A	7.500%	5/27/20	B+	1,860,000

	Transportation Infrastructure – 0.9%

3,000	Navigator Holdings Limited, 144A, Reg S	9.000%	12/18/17	N/R	3,060,900

	Utilities – 0.0%

121	Midwest Generation LLC	8.560%	1/02/16	N/R	120,354

	Wireless Telecommunication Services – 2.8%

1,900	Colombia Telecommunicaciones S.A. ESP, 144A	8.500%	9/30/65	B+	1,629,250

2,250	Digicel Group, Limited, 144A	8.250%	9/30/20	B–	1,856,250

2,256	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	2,221,175

3,050	Sprint Corporation	7.250%	9/15/21	B+	2,272,250

2,000	T-Mobile USA Inc.	6.625%	4/01/23	BB	2,040,000
11,456	Total Wireless Telecommunication Services				10,018,925
	Total Corporate Bonds (cost $340,399,127)				263,684,592

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	CONVERTIBLE BONDS – 0.5%

	Metals & Mining – 0.0%

$1,500	Great Western Mineral Group, Reg S, (8)	8.000%	4/06/17	N/R	$15,000

	Independent Power & Renewable Electricity Producers – 0.2%

1,000	NRG Yield Inc, 144A	3.250%	6/01/20	N/R	839,375

48	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		Oil, Gas & Consumable Fuels – 0.3%

$1,465		Alpha Natural Resources Inc., (8)	4.875%	12/15/20	D	$1,831

1,300		DCP Midstream LLC, 144A	5.850%	5/21/43	BB–	994,500
2,765		Total Oil, Gas & Consumable Fuels				996,331
$5,265		Total Convertible Bonds (cost $4,681,020)				1,850,706

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 3.2%

		Banks – 2.2%

$1,903		Lloyd’s Banking Group PLC, (4)	7.500%	N/A (10)	BB+	$2,026,695

2,000		Societe Generale, 144A, (4)	7.875%	N/A (10)	BB+	1,992,600

2,000		SunTrust Capital Trust I, Series A	4.000%	N/A (10)	Baa3	1,510,000

2,600		UniCredit SpA, Reg S	8.000%	N/A (10)	BB–	2,455,632
		Total Banks				7,984,927

		Capital Markets – 0.6%

2,840		Goldman Sachs Capital II	4.000%	N/A (10)	Ba1	2,002,200

		Diversified Financial Services – 0.3%

1,200		Banco BTG Pactual SA/Luxembourg, 144A	8.750%	N/A (10)	B2	840,000

		Industrial Conglomerates – 0.0%

2,000		OAS Financial Limited, 144A	8.875%	N/A (10)	N/R	100,000

		Oil, Gas & Consumable Fuels – 0.1%

400	EUR	Repsol International Finance BV, Reg S	3.875%	N/A (10)	Ba1	373,249
		Total $1,000 Par (or similar) Institutional Preferred (cost $13,603,097)				11,300,376

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		ASSET-BACKED SECURITIES – 0.0%

$1		Green Tree Financial Corporation, Manufactured Housing Contract Pass-Through Certificates, Series 1998-1	6.040%	11/01/29	AA	$1,020
$1		Total Asset-Backed Securities (cost $1,003)				1,020

Shares		Description (1), (11)				Value

		INVESTMENT COMPANIES – 2.8%

10,000		Adams Natural Resources Fund Inc.				$177,400

134,000		Blackrock Credit Allocation Income Trust IV				1,653,560

159,500		First Trust Strategic High Income Fund II				1,775,235

18,500		Gabelli Global Gold Natural Resources and Income Trust				87,875

169,500		Invesco Dynamic Credit Opportunities Fund				1,788,225

178,500		Pimco Income Strategy Fund				1,738,590

Nuveen Investments	49

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Shares	Description (1), (11)		Value

	INVESTMENT COMPANIES (continued)

122,500	Pioneer Floating Rate Trust		$1,329,125

120,309	Western Asset Emerging Markets Income Fund		1,170,607

34,351	WhiteHorse Finance Incorporated		394,349
	Total Investment Companies (cost $11,776,054)		10,114,966

Shares	Description (1)		Value

	WARRANTS – 0.0%

336,891	Iona Energy Inc., (3)		$1,035

6,707	FairPoint Communications Inc.		67
	Total Warrants (cost $0)		1,102
	Total Long-Term Investments (cost $428,822,528)		336,255,249

Shares	Description (1)	Coupon	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 5.6%

	Money Market Funds – 5.6%

20,019,220	Mount Vernon Securities Lending Trust Prime Portfolio, (13)	0.473% (12)	$20,019,220
	Total Investments Purchased with Collateral from Securities Lending (cost $20,019,220)		20,019,220

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 4.4%

	Money Market Funds – 4.4%

15,854,091	First American Treasury Obligations Fund, Class Z	0.108% (12)	$15,854,091
	Total Short-Term Investments (cost $15,854,091)		15,854,091
	Total Investments (cost $464,695,839) – 104.2%		372,128,560
	Other Assets Less Liabilities – (4.2)% (14)		(14,857,919)
	Net Assets – 100%		$357,270,641

50	Nuveen Investments

Investments in Derivatives as of December 31, 2015 Forward Foreign Currency Exchange Contracts outstanding:
Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Bank of America, N.A.	Pound Sterling	2,290,000	U.S. Dollar	3,489,617	1/22/16	$113,499
Bank of America, N.A.	U.S. Dollar	1,962,362	Pound Sterling	1,300,000	1/22/16	(45,788)
Citigroup Global Markets, Inc.	Euro	7,811,900	U.S. Dollar	8,601,527	1/29/16	105,698
Citigroup Global Markets, Inc.	U.S. Dollar	214,721	Euro	197,000	1/29/16	(473)
Citigroup Global Markets, Inc.	U.S. Dollar	1,019,621	Euro	923,000	1/29/16	(15,812)
Citigroup Global Markets, Inc.	U.S. Dollar	1,179,194	Euro	1,080,000	1/29/16	(4,640)
Citigroup Global Markets, Inc.	U.S. Dollar	1,628,472	Euro	1,500,000	1/29/16	2,852
Goldman Sachs Bank USA	Canadian Dollar	14,525,000	U.S. Dollar	10,743,343	1/29/16	245,469
Goldman Sachs Bank USA	Norwegian Krone	28,316,000	U.S. Dollar	3,244,970	1/22/16	46,730
Goldman Sachs Bank USA	Swedish Krona	15,525,000	U.S. Dollar	1,788,247	1/22/16	(52,125)
Goldman Sachs Bank USA	U.S. Dollar	179,332	Norwegian Krone	1,580,000	1/22/16	(874)
Goldman Sachs Bank USA	U.S. Dollar	299,170	Canadian Dollar	417,000	1/29/16	2,214
Goldman Sachs Bank USA	U.S. Dollar	432,420	Canadian Dollar	600,000	1/29/16	1,227
Goldman Sachs Bank USA	U.S. Dollar	438,673	Swedish Krona	3,725,000	1/22/16	2,898
Goldman Sachs Bank USA	U.S. Dollar	1,020,262	Canadian Dollar	1,386,000	1/29/16	(18,537)
Goldman Sachs Bank USA	U.S. Dollar	1,401,205	Norwegian Krone	12,190,000	1/22/16	(24,367)
Goldman Sachs Bank USA	U.S. Dollar	1,401,552	Swedish Krona	11,800,000	1/22/16	(2,750)
						$355,221

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(99)	3/16	$(11,713,711)	$(13,922)	$37,660
U.S. Treasury 10-Year Note	Long	146	3/16	18,382,313	43,343	(10,618)
				$6,668,602	$29,421	$27,042

Nuveen Investments	51

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment valued at fair value using methods determined in good faith by, or at discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $19,237,593.

(5)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(7)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(8)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(9)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(10)	Perpetual security. Maturity date is not applicable.

(11)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission (SEC) on its website at http://www.sec.gov.

(12)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(13)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(14)	Other assets less liabilities includes the unrealized appreciation (depreciation) of over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(15)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

CAD	Canadian Dollar

EUR	Euro

GBP	Pound Sterling

NOK	Norwegian Krone

See accompanying notes to financial statements.

52	Nuveen Investments

Nuveen Strategic Income Fund

Portfolio of Investments	December 31, 2015 (Unaudited)

Shares	Description (1)				Value

	LONG-TERM INVESTMENTS – 97.7%

	COMMON STOCKS – 0.0%

	Building Products – 0.0%

50	Dayton Superior, Class A, (2), (3)				$2,839

55	Dayton Superior, Class 1, (2), (3)				3,154
	Total Building Products				5,993
	Total Common Stocks (cost $20,079)				5,993

Shares	Description (1)	Coupon		Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.1%

	Electric Utilities – 0.1%

15,000	Exelon Corporation	6.500%		BBB–	$607,050

	Independent Power & Renewable Electricity Producers – 0.0%

7,500	Dynegy Inc., (5)	5.375%		N/R	375,975
	Total Convertible Preferred Securities (cost $1,488,400)				983,025

Principal Amount (000)	Description (1)	Coupon (7)	Maturity (6)	Ratings (4)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 1.3% (7)

	Auto Components – 0.3%

$988	Cooper-Standard Automotive Inc., Term Loan B	4.000%	3/28/21	BB–	$974,744

1,979	Crowne Group LLC, First Lien Term Loan B	6.000%	9/29/20	B	1,930,500
2,967	Total Auto Components				2,905,244

	Diversified Financial Services – 0.1%

998	Jill Acquisition LLC, First Lien Term Loan B	6.000%	5/08/22	B	977,550

	Health Care Equipment & Supplies – 0.1%

993	Surgery Center Holdings Inc., First Lien Term Loan	5.250%	7/24/20	B	987,124

	Hotels, Restaurants & Leisure – 0.4%

1,980	Amaya BV, First Lien Term Loan	5.000%	7/29/21	BB	1,854,636

1,496	Life Time Fitness, First Lien Term Loan B	4.250%	6/03/22	BB–	1,458,832

980	Rock Ohio Caesar LLC, Term Loan B	5.000%	3/29/19	B+	911,400
4,456	Total Hotels, Restaurants & Leisure				4,224,868

	Independent Power & Renewable Electricity Producers – 0.1%

65	Empire Generating Company LLC, Term Loan C	5.250%	3/13/21	B+	53,804

889	Empire Generating Company LLC	5.250%	3/13/21	B+	733,603
954	Total Independent Power & Renewable Electricity Producers				787,407

	Oil, Gas & Consumable Fuels – 0.1%

980	Arch Coal Inc., Term Loan B	6.250%	5/16/18	Caa1	452,338

Nuveen Investments	53

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (7)	Maturity (6)	Ratings (4)	Value

	Oil, Gas & Consumable Fuels (continued)

$2,000	Samson Investment Company Second Lien Term Loan, (8)	5.000%	9/25/18	N/R	$100,000
2,980	Total Oil, Gas & Consumable Fuels				552,338

	Professional Services – 0.2%

1,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	6.750%	2/28/22	CCC+	923,750

1,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	6.750%	2/28/22	CCC+	923,750
2,000	Total Professional Services				1,847,500
$15,348	Total Variable Rate Senior Loan Interests (cost $15,233,535)				12,282,031

Shares	Description (1)	Coupon		Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.5%

	Banks – 0.5%

20,600	AgriBank FCB, (15)	6.875%		BBB+	$2,177,807

20,000	Cobank Agricultural Credit Bank, (15)	6.200%		BBB+	2,018,750
	Total Banks				4,196,557

	Multi-Utilities – 0.0%

5,000	Dominion Resources Inc.	6.375%		Baa3	240,400
	Total $25 Par (or similar) Retail Preferred (cost $4,315,000)				4,436,957

Principal Amount (000) (9)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 73.4%

	Aerospace & Defense – 1.1%

$2,785	BAE Systems Holdings, 144A	3.850%	12/15/25	BBB+	$2,758,743

1,000	Bombardier Inc., 144A	7.500%	3/15/18	B	975,000

2,140	Exelis, Inc.	5.550%	10/01/21	BBB–	2,346,812

3,000	Martin Marietta Materials	4.250%	7/02/24	BBB	2,945,781

1,500	Triumph Group Inc., (5)	4.875%	4/01/21	Ba3	1,208,438
	Total Aerospace & Defense				10,234,774

	Air Freight & Logistics – 0.1%

1,200	XPO Logistics, Inc., 144A, (5)	6.500%	6/15/22	B2	1,110,000

	Airlines – 0.7%

2,000	American Airlines Group Inc., 144A	4.625%	3/01/20	BB–	1,905,000

2,851	Northwest Airlines Trust Pass Through Certificates 2007-1	7.027%	11/01/19	A	3,176,803

1,500	VistaJet Malta Finance PLC, 144A, (5)	7.750%	6/01/20	B	1,125,000
	Total Airlines				6,206,803

	Asset-Backed Securities – 0.2%

1,716	American Airlines Inc., Pass Through Trust 2013-2B, 144A	5.600%	7/15/20	BBB–	1,750,181

54	Nuveen Investments

Principal Amount (000) (9)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Auto Components – 0.7%

$1,575	American & Axle Manufacturing Inc., (5)	6.625%	10/15/22	BB–	$1,649,813

1,000	Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance Inc., 144A	7.875%	10/01/22	CCC+	895,000

1,400	MPG Holdco I Inc., (5)	7.375%	10/15/22	B+	1,414,000

1,580	Tenneco Inc.	5.375%	12/15/24	BB+	1,603,700

1,500	Tupy S/A, 144A	6.625%	7/17/24	BB	1,308,750
	Total Auto Components				6,871,263

	Automobiles – 0.7%

3,000	General Motors Corporation	4.000%	4/01/25	BBB–	2,842,089

3,240	General Motors Financial Company Inc., (5)	4.250%	5/15/23	BBB–	3,205,144
	Total Automobiles				6,047,233

	Banks – 8.9%

2,000	Bancolombia SA	5.950%	6/03/21	BBB+	2,062,500

15,750	Bank of America Corporation, (5)	4.000%	4/01/24	A	16,116,125

4,210	Bank of America Corporation	4.200%	8/26/24	A–	4,216,113

4,025	Bank of America Corporation	4.250%	10/22/26	A–	3,984,492

2,700	Barclays Bank PLC	3.650%	3/16/25	A	2,594,768

1,760	CIT Group Inc.	5.000%	8/01/23	BB+	1,786,400

5,710	Citigroup Inc.	3.750%	6/16/24	A	5,815,441

4,665	Citigroup Inc.	3.300%	4/27/25	A	4,581,902

6,000	Citigroup Inc.	4.300%	11/20/26	A–	5,974,206

2,545	General Electric Capital Corporation	6.875%	1/10/39	AA+	3,468,830

2,360	HSBC Holdings PLC	6.800%	6/01/38	A+	2,937,457

3,605	JPMorgan Chase & Company	3.375%	5/01/23	A	3,545,052

3,000	JPMorgan Chase & Company	3.875%	9/10/24	A	2,985,756

2,280	JPMorgan Chase & Company	6.400%	5/15/38	A+	2,904,294

1,000	Popular Inc.	7.000%	7/01/19	BB–	935,000

1,220	Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB	1,311,406

3,335	Santander UK PLC, 144A	5.000%	11/07/23	A–	3,471,572

2,485	Societe Generale, 144A	5.000%	1/17/24	A–	2,534,208

1,960	Standard Chartered PLC, 144A	5.700%	3/26/44	A2	1,961,582

1,500	State Bank of India London, 144A	3.622%	4/17/19	BBB–	1,528,749

2,000	State Bank of India London, 144A	4.875%	4/17/24	BBB–	2,137,570

4,500	Wells Fargo & Company	4.100%	6/03/26	A+	4,542,732
	Total Banks				81,396,155

	Beverages – 0.5%

1,250	Andalou Efes Biracilik ve Malt Sanayii AS, 144A	3.375%	11/01/22	BBB–	1,048,490

1,350	Constellation Brands Inc.	4.250%	5/01/23	BB+	1,350,000

2,000	DS Services of America, Inc., 144A	10.000%	9/01/21	BB–	2,270,000
	Total Beverages				4,668,490

Nuveen Investments	55

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Building Products – 1.1%

$1,500		Builders FirstSource Inc., 144A	7.625%	6/01/21	BB–	$1,578,750

1,500		Hardwoods Acquisition Inc., 144A	7.500%	8/01/21	B	1,237,500

1,875		Masco Corporation	5.950%	3/15/22	BBB	2,025,000

2,000		NCI Building Systems, Inc., 144A	8.250%	1/15/23	B+	2,100,000

2,740		Owens Corning Incorporated	4.200%	12/15/22	BBB–	2,743,326
		Total Building Products				9,684,576

		Capital Markets – 4.7%

900		Goldman Sachs Group, Inc.	5.750%	1/24/22	A	1,023,586

14,800		Goldman Sachs Group, Inc.	4.000%	3/03/24	A	15,198,253

1,920		Goldman Sachs Group, Inc.	4.250%	10/21/25	A–	1,906,518

14,815		Morgan Stanley	4.000%	7/23/25	A	15,268,843

10,500		Morgan Stanley	3.950%	4/23/27	A–	10,195,448
		Total Capital Markets				43,592,648

		Chemicals – 2.3%

3,000		Agrium Inc.	3.375%	3/15/25	BBB	2,738,646

2,125		Braskem Finance Limited, 144A	5.750%	4/15/21	BBB–	1,848,750

2,500		Chemours Co, 144A	6.625%	5/15/23	BB–	1,750,000

1,450		Hexion Inc.	6.625%	4/15/20	B3	1,134,625

1,600		Huntsman International LLC, (5)	4.875%	11/15/20	B1	1,460,000

964		Ineos Group Holdings SA, 144A, (5)	6.125%	8/15/18	B–	954,360

2,000		Momentive Performance Materials Inc., (3), (8)	8.875%	10/15/20	N/R	—

2,000		Momentive Performance Materials Inc.	3.880%	10/24/21	B	1,380,000

2,000		NOVA Chemicals Corporation, 144A, (5)	5.250%	8/01/23	BBB–	1,980,000

1,350		NOVA Chemicals Corporation, 144A, (5)	5.000%	5/01/25	BBB–	1,312,875

1,600		Office Cherifien Des Phosphates SA, 144A	5.625%	4/25/24	BBB–	1,623,600

1,800		Platform Specialty Products Corporation, 144A	6.500%	2/01/22	B+	1,557,000

1,605		PolyOne Corporation	5.250%	3/15/23	BB–	1,564,875

715		Rayonier AM Products Inc., 144A	5.500%	6/01/24	BB	564,850

1,750		Tronox Finance LLC, (5)	6.375%	8/15/20	B+	1,053,150
		Total Chemicals				20,922,731

		Commercial Services & Supplies – 1.1%

1,995		ABX Group Inc.	6.375%	12/01/19	Ba3	1,910,213

1,290		ADT Corporation, (5)	6.250%	10/15/21	BBB–	1,347,470

1,200		Casella Waste Systems Inc.	7.750%	2/15/19	B–	1,191,000

1,320		Clean Harbors Inc., (5)	5.250%	8/01/20	BB+	1,346,400

1,220		Covanta Energy Corporation, Synthetic Letter of Credit	6.375%	10/01/22	Ba3	1,213,900

2,000		ERAC USA Finance LLC, 144A, (5)	3.850%	11/15/24	BBB+	2,001,594

1,000	CAD	GFL Environmental Corporation, 144A	7.500%	6/18/18	B	708,246

56	Nuveen Investments

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Commercial Services & Supplies (continued)

$800		R.R. Donnelley & Sons Company, (5)	7.625%	6/15/20	BB–	$824,920
		Total Commercial Services & Supplies				10,543,743

		Communications Equipment – 0.5%

700		Goodman Networks Inc.	12.125%	7/01/18	CCC+	189,000

4,940		Qualcomm, Inc., (5)	3.450%	5/20/25	A+	4,739,026
		Total Communications Equipment				4,928,026

		Construction & Engineering – 0.2%

1,450		AECOM Technology Corporation	5.750%	10/15/22	BB–	1,493,500

500		Boart Longyear Management Pty Ltd, 144A	7.000%	4/01/21	CCC+	200,000
		Total Construction & Engineering				1,693,500

		Construction Materials – 0.6%

1,000		Cemex Finance LLC, 144A	9.375%	10/12/22	BB–	1,052,500

1,500		Cemex SAB de CV, 144A, (5)	5.700%	1/11/25	BB–	1,254,375

1,200		Norbord Inc., 144A	5.375%	12/01/20	Ba2	1,200,000

2,000		Reliance Intermediate Holdings LP, 144A	6.500%	4/01/23	BB–	2,080,000
		Total Construction Materials				5,586,875

		Consumer Finance – 1.8%

3,938		Capital One Bank	3.375%	2/15/23	Baa1	3,855,428

750		Credit Acceptance Corporation, 144A, (5)	7.375%	3/15/23	BB	746,250

3,500		Discover Bank	4.250%	3/13/26	BBB+	3,523,506

3,215		Discover Financial Services	5.200%	4/27/22	BBB+	3,439,552

1,500		First Data Corporation, 144A	7.000%	12/01/23	B	1,500,000

3,445		Ford Motor Credit Company	4.250%	9/20/22	BBB–	3,524,648
		Total Consumer Finance				16,589,384

		Containers & Packaging – 1.3%

2,131		Ardagh Finance Holdings SA, 144A, (5)	8.625%	6/15/19	CCC+	2,100,587

2,100	CAD	Cascades Inc., 144A	5.500%	7/15/21	Ba3	1,473,779

1,000		Coveris Holdings SA, 144A	7.875%	11/01/19	B–	872,500

2,385		Packaging Corporation of America	3.650%	9/15/24	BBB	2,318,916

1,000		PaperWorks Industries Inc., 144A	9.500%	8/15/19	B–	915,000

3,640		Rock-Tenn Company	4.900%	3/01/22	BBB	3,860,777
		Total Containers & Packaging				11,541,559

		Diversified Consumer Services – 0.3%

1,000		Gibson Brands Inc., 144A	8.875%	8/01/18	B–	580,000

1,150		Nine West Holdings Incorporated, 144A	8.250%	3/15/19	CCC–	230,000

1,500	GBP	Twinkle Pizza Holdings PLC, 144A	6.625%	8/01/21	B	2,262,485
		Total Diversified Consumer Services				3,072,485

Nuveen Investments	57

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000) (9)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Diversified Financial Services – 2.0%

$1,125	Argos Merger Sub Inc., 144A	7.125%	3/15/23	B–	$1,115,438

5,465	BNP Paribas, (5)	4.250%	10/15/24	A	5,416,750

750	CNG Holdings Inc., 144A	9.375%	5/15/20	B–	315,000

1,650	Fly Leasing Limited	6.750%	12/15/20	BB	1,691,003

1,750	James Hardie International Finance Limited, 144A	5.875%	2/15/23	BBB–	1,785,000

1,000	Jefferies Finance LLC Corporation, 144A, (5)	7.375%	4/01/20	B1	887,500

1,300	Jefferies LoanCore LLC Finance Corporation, 144A	6.875%	6/01/20	B	1,235,000

1,745	Nationstar Mortgage LLC Capital Corporation	7.875%	10/01/20	B+	1,669,965

1,000	NewStar Financial, Inc.	7.250%	5/01/20	BB–	970,000

3,705	Synchrony Financial	4.250%	8/15/24	BBB–	3,655,271
	Total Diversified Financial Services				18,740,927

	Diversified Telecommunication Services – 3.0%

1,250	AT&T, Inc.	5.550%	8/15/41	A–	1,255,144

1,000	CenturyLink Inc.	6.750%	12/01/23	BB+	937,500

600	CyrusOne LP Finance	6.375%	11/15/22	B+	618,000

2,000	Frontier Communications Corporation, 144A	11.000%	9/15/25	BB	1,980,000

2,240	Frontier Communications Corporation	8.500%	4/15/20	BB	2,245,600

1,750	GCI Inc.	6.875%	4/15/25	BB–	1,789,375

1,000	IntelSat Jackson Holdings, (5)	7.500%	4/01/21	B+	870,000

1,000	IntelSat Jackson Holdings	6.625%	12/15/22	CCC+	637,500

1,000	Level 3 Financing Inc.	5.375%	8/15/22	BB	1,015,000

2,500	Neptune Finco Corporation, 144A	10.125%	1/15/23	B2	2,606,250

2,360	Qwest Corporation	6.750%	12/01/21	BBB–	2,472,100

6,540	Verizon Communications	5.150%	9/15/23	A–	7,190,351

3,000	Verizon Communications, (5)	3.500%	11/01/24	A–	2,964,561

700	Verizon Communications, (5)	6.550%	9/15/43	A–	831,024
	Total Diversified Telecommunication Services				27,412,405

	Electric Utilities – 1.1%

2,030	APT Pipelines Limited, 144A	3.875%	10/11/22	BBB	1,953,702

2,600	Eskom Holdings Limited, 144A, (5)	7.125%	2/11/25	BB+	2,249,000

2,615	FirstEnergy Transmission LLC, 144A	4.350%	1/15/25	Baa3	2,652,188

1,750	Intergen NV, 144A	7.000%	6/30/23	B+	1,386,875

1,690	PPL Energy Supply LLC, 144A, (5)	6.500%	6/01/25	Ba3	1,115,400

1,000	RJS Power Holdings LLC, 144A	5.125%	7/15/19	Ba3	750,000
	Total Electric Utilities				10,107,165

	Electronic Equipment, Instruments & Components – 0.1%

1,400	Anixter Inc.	5.125%	10/01/21	BB+	1,400,000

58	Nuveen Investments

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Energy Equipment & Services – 1.7%

$1,985		Diamond Offshore Drilling Inc., (5)	5.700%	10/15/39	BBB+	$1,356,227

3,075		Ensco PLC, (5)	4.700%	3/15/21	BBB	2,477,011

2,500		Ensco PLC, (5)	5.200%	3/15/25	BBB	1,780,010

500		McDermott International Inc., 144A, (5)	8.000%	5/01/21	BB–	397,500

1,835		Nabors Industries Inc.	4.625%	9/15/21	Baa2	1,508,530

3,000		Noble Holding International Limited, GDR, (5)	5.950%	4/01/25	BBB	2,070,282

2,000		Origin Energy Finance Limited, 144A	3.500%	10/09/18	BBB–	1,950,514

750		Pacific Drilling V Limited, 144A	7.250%	12/01/17	B	386,250

2,750		Regency Energy Partners Finance	5.000%	10/01/22	BBB–	2,437,223

750		Seventy Seven Energy Inc.	6.625%	11/15/19	CCC+	262,500

1,385		Weatherford International PLC	7.000%	3/15/38	BBB–	966,038
		Total Energy Equipment & Services				15,592,085

		Food & Staples Retailing – 0.8%

1,750		Supervalu Inc., (5)	7.750%	11/15/22	B	1,601,250

3,000		Tops Holding LLC / Tops Markets II Corporation, 144A	8.000%	6/15/22	B	2,955,000

3,000		Walgreens Boots Alliance, Inc.	3.800%	11/18/24	BBB	2,912,787
		Total Food & Staples Retailing				7,469,037

		Food Products – 1.1%

1,500		BRF Brasil Foods SA, 144A	4.750%	5/22/24	BBB	1,376,250

2,000		Grupo Bimbo SAB de CV, 144A	3.875%	6/27/24	BBB	1,943,758

3,185		Kraft Foods Group Inc.	5.000%	6/04/42	BBB–	3,206,855

1,295		Pilgrim’s Pride Corporation, 144A	5.750%	3/15/25	BB+	1,259,388

2,000		Tyson Foods, (5)	3.950%	8/15/24	BBB	2,053,592
		Total Food Products				9,839,843

		Gas Utilities – 0.2%

1,390		Ferrellgas LP	6.750%	1/15/22	B+	1,171,075

1,250		Suburban Propane Partners LP	5.500%	6/01/24	BB–	1,006,250
		Total Gas Utilities				2,177,325

		Health Care Equipment & Supplies – 0.3%

400	EUR	Ephios Bondco PLC, 144A	6.250%	7/01/22	B+	450,764

1,625		GreatBatch Limited, 144A	9.125%	11/01/23	B–	1,608,750

1,000		Tenet Healthcare Corporation, (5)	4.375%	10/01/21	Ba2	965,000
		Total Health Care Equipment & Supplies				3,024,514

		Health Care Providers & Services – 0.7%

2,850		Community Health Systems, Inc., (5)	6.875%	2/01/22	B+	2,703,938

1,750		Kindred Healthcare Inc.	6.375%	4/15/22	B2	1,452,500

1,000		Mednax Inc., 144A	5.250%	12/01/23	BBB–	1,005,000

1,250		Select Medical Corporation	6.375%	6/01/21	B–	1,093,750
		Total Health Care Providers & Services				6,255,188

Nuveen Investments	59

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000) (9)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Hotels, Restaurants & Leisure – 1.2%

$1,500	1011778 BC ULC/New Red Finance Inc., 144A	6.000%	4/01/22	B–	$1,545,000

3,250	Caesars Entertainment Resort Properties LLC, (5)	8.000%	10/01/20	B+	3,087,500

1,250	Caesars Growth Properties Holdings LLC / Caesars Growth Properties Finance Inc., (5)	9.375%	5/01/22	B–	1,025,000

2,000	Roc Finance LLC and Roc Finance 1 Corporation, 144A	12.125%	9/01/18	B–	2,090,000

1,500	Scientific Games Corporation, 144A	7.000%	1/01/22	BB–	1,432,500

1,650	Wynn Macau Limited, 144A, (5)	5.250%	10/15/21	Ba2	1,452,000
	Total Hotels, Restaurants & Leisure				10,632,000

	Household Durables – 1.3%

1,875	Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	BB–	1,807,031

1,000	CalAtlantic Group Inc.	5.875%	11/15/24	BB	1,045,000

2,940	Harman International Industries, Inc.	4.150%	5/15/25	BBB–	2,819,304

1,750	KB Home	7.000%	12/15/21	B+	1,725,938

1,000	KB Home	7.625%	5/15/23	B+	987,500

1,500	RSI Home Products Incorporated, 144A	6.500%	3/15/23	B+	1,545,000

1,800	William Lyon Homes Incorporated	8.500%	11/15/20	B–	1,903,500
	Total Household Durables				11,833,273

	Household Products – 0.3%

1,300	Kimberly-Clark de Mexico, S.A.B. de C.V, 144A	3.250%	3/12/25	A	1,252,402

2,000	Macys Retail Holdings Inc.	4.500%	12/15/34	BBB+	1,671,360
	Total Household Products				2,923,762

	Independent Power & Renewable Electricity Producers – 1.0%

3,700	AES Corporation, (5)	7.375%	7/01/21	BB	3,774,000

1,000	Columbia Pipeline Group, Inc., 144A	4.500%	6/01/25	Baa2	906,382

2,000	Dynegy Inc., (5)	7.625%	11/01/24	B+	1,709,600

1,650	GenOn Energy Inc.	9.500%	10/15/18	B–	1,332,920

1,500	GenOn Energy Inc.	9.875%	10/15/20	B–	1,110,000
	Total Independent Power & Renewable Electricity Producers				8,832,902

	Industrial Conglomerates – 0.2%

1,000	Alfa SAB de CV, 144A, (5)	5.250%	3/25/24	BBB–	1,012,500

1,000	Stena AB, 144A	7.000%	2/01/24	BB	850,000
	Total Industrial Conglomerates				1,862,500

	Insurance – 2.7%

2,475	AFLAC Insurance	6.450%	8/15/40	A–	3,035,761

3,000	Fairfax US Inc., 144A	4.875%	8/13/24	BBB–	2,913,612

3,255	Genworth Holdings Inc.	4.800%	2/15/24	Ba1	2,197,125

3,370	Liberty Mutual Group Inc., 144A	4.950%	5/01/22	BBB	3,572,183

3,498	Lincoln National Corporation	4.200%	3/15/22	A–	3,657,649

60	Nuveen Investments

Principal Amount (000) (9)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Insurance (continued)

$3,015	Symetra Financial Corporation	4.250%	7/15/24	BBB+	$3,039,039

1,830	UnumProvident Corporation	5.625%	9/15/20	BBB	2,012,854

4,790	XLIT Limited	4.450%	3/31/25	BBB	4,694,962
	Total Insurance				25,123,185

	Internet Software & Services – 0.1%

1,000	Earthlink Inc.	7.375%	6/01/20	Ba3	1,017,500

	IT Services – 0.2%

1,730	Zayo Group LLC / Zayo Capital Inc.	6.000%	4/01/23	B–	1,634,850

	Machinery – 1.1%

1,060	BlueLine Rental Finance Corporation, 144A, (5)	7.000%	2/01/19	B+	954,000

1,510	CTP Transportation Products LLC-Finance Inc., 144A	8.250%	12/15/19	B	1,574,175

3,100	Ingersoll-Rand Luxembourg Finance SA	3.550%	11/01/24	BBB	3,035,139

3,280	Pentair Finance SA	4.650%	9/15/25	BBB	3,361,728

1,640	Terex Corporation, (5)	6.000%	5/15/21	BB	1,508,800
	Total Machinery				10,433,842

	Marine – 0.5%

1,900	Eletson Holdings Inc., 144A	9.625%	1/15/22	B+	1,691,000

1,000	Global Ship Lease Inc., 144A	10.000%	4/01/19	B	905,000

1,340	Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	BB–	1,169,150

1,100	Navios South American Logisitics Inc., Finance US Inc., 144A	7.250%	5/01/22	B	720,500
	Total Marine				4,485,650

	Media – 4.8%

2,750	21st Century Fox America Inc.	6.650%	11/15/37	BBB+	3,195,668

1,500	Altice S.A, 144A	7.750%	5/15/22	B	1,353,750

2,810	CBS Corporation	3.500%	1/15/25	BBB	2,680,650

4,310	CCO Safari II LLC, 144A	4.908%	7/23/25	BBB–	4,305,761

1,175	Cequel Communication Holdings I, 144A	5.125%	12/15/21	B–	1,057,500

740	Charter Communications, CCO Holdings LLC, (5)	5.125%	2/15/23	BB–	740,925

2,000	Clear Channel Communications, Inc.	11.250%	3/01/21	CCC+	1,400,000

1,790	Comcast Corporation	6.400%	5/15/38	A–	2,221,753

3,000	Cox Communications Inc., 144A	3.850%	2/01/25	BBB+	2,750,655

1,500	CSC Holdings Inc.	8.625%	2/15/19	BB	1,597,500

4,335	DIRECTV Holdings LLC	3.800%	3/15/22	A–	4,365,040

1,590	Dish DBS Corporation	5.875%	11/15/24	BB–	1,415,100

1,000	Lee Enterprises Inc., 144A	9.500%	3/15/22	B2	920,000

1,000	Midcontinent Communications Finance Company, 144A	6.250%	8/01/21	B	1,010,000

2,006	Numericable Group SA, 144A	6.000%	5/15/22	B+	1,945,820

1,750	Radio One Inc., 144A	7.375%	10/15/22	B	1,557,500

Nuveen Investments	61

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Media (continued)

$1,310		Sinclair Television Group	6.375%	11/01/21	B+	$1,349,300

1,000		Sirius XM Radio Inc., 144A	5.750%	8/01/21	BB	1,032,500

2,805		Time Warner Inc.	3.875%	1/15/26	BBB+	2,781,951

1,750		Tribune Media Company, 144A, (5)	5.875%	7/15/22	BB–	1,750,000

750		Unitymedia KabelBW GmbH, 144A	6.125%	1/15/25	B	741,113

1,750	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	1,271,125

1,500		VTR Finance BV, 144A	6.875%	1/15/24	B+	1,380,000

1,750		WMG Acquisition Group, 144A	6.000%	1/15/21	B1	1,758,750
		Total Media				44,582,361

		Metals & Mining – 2.8%

1,500		AK Steel Corporation, (5)	8.750%	12/01/18	B+	1,350,000

500		AK Steel Corporation	7.625%	10/01/21	CCC+	200,000

1,555		Alcoa Inc.	5.400%	4/15/21	BBB–	1,512,238

2,500		Allegheny Technologies Inc.	6.625%	8/15/23	BB–	1,475,000

2,690		Anglogold Holdings PLC	6.500%	4/15/40	Baa3	1,788,850

2,015		ArcelorMittal, (5)	7.000%	2/25/22	BB+	1,622,075

1,500		ArcelorMittal, (5)	6.125%	6/01/25	BB+	1,091,250

1,200		Century Aluminum Company, 144A, (5)	7.500%	6/01/21	BB–	804,000

1,000		Constellium N.V, 144A	8.000%	1/15/23	B	782,500

1,450		Eldorado Gold Corporation, 144A	6.125%	12/15/20	BB	1,268,750

935		First Quantum Minerals Limited, 144A	6.750%	2/15/20	BB–	603,075

3,165		Freeport McMoRan, Inc., (5)	3.550%	3/01/22	BBB	1,835,700

500		Lundin Mining Corporation, 144A	7.500%	11/01/20	Ba2	468,750

2,610		Newmont Mining Corporation	3.500%	3/15/22	BBB	2,327,193

1,250		Novellis Inc.	8.750%	12/15/20	B	1,146,875

3,000		Teck Resources Limited, (5)	3.750%	2/01/23	BB+	1,387,500

2,000		Vale Overseas Limited, (5)	4.375%	1/11/22	BBB	1,513,658

1,500		Westmoreland Coal Co, 144A	8.750%	1/01/22	B	922,500

1,265		Xstrata Finance Canada Limited, 144A	6.900%	11/15/37	BBB	1,012,000

3,000		Yamana Gold Inc.	4.950%	7/15/24	Baa3	2,545,662
		Total Metals & Mining				25,657,576

		Multiline Retail – 0.3%

1,200		Family Tree Escrow LLC, 144A	5.250%	3/01/20	Ba3	1,239,000

1,400		J.C. Penney Company Inc., (5)	8.125%	10/01/19	B–	1,267,000
		Total Multiline Retail				2,506,000

		Oil, Gas & Consumable Fuels – 8.3%

740		Amerada Hess Corporation	7.125%	3/15/33	BBB	720,753

4,170		Anadarko Petroleum Corporation	6.200%	3/15/40	BBB	3,836,404

62	Nuveen Investments

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Oil, Gas & Consumable Fuels (continued)

$1,600		Antero Resources Corporation	5.125%	12/01/22	BB	$1,216,000

3,650		Apache Corporation	4.250%	1/15/44	BBB+	2,921,168

1,700	CAD	Baytex Energy Corporation	6.625%	7/19/22	BB	937,979

1,500		Bellatrix Exploration Limited, 144A	8.500%	5/15/20	B3	1,065,000

1,295		Berkshire Hathaway Energy Company	6.125%	4/01/36	A3	1,509,212

2,965		BP Capital Markets PLC	3.814%	2/10/24	A	2,964,428

1,220		California Resources Corporation, 144A, (5)	8.000%	12/15/22	BB+	642,025

455		California Resources Corporation, (5)	5.500%	9/15/21	BB–	143,325

1,750		Calumet Specialty Products, (5)	7.625%	1/15/22	B+	1,487,500

1,410		Canadian Natural Resources Limited	5.850%	2/01/35	BBB+	1,249,768

1,120		Cenovus Energy Inc.	3.800%	9/15/23	BBB	1,014,581

565		Chesapeake Energy Corporation, 144A, (5)	8.000%	12/15/22	BB–	276,850

1,425		Concho Resources Inc., (5)	5.500%	10/01/22	BB+	1,296,750

2,965		Continental Resources Inc., (5)	5.000%	9/15/22	BBB–	2,186,688

1,750		Crestwood Midstream Partners LP	6.125%	3/01/22	BB	1,216,250

1,300		Denbury Resources Inc.	5.500%	5/01/22	B1	431,574

1,400		Energy Transfer Equity LP, (5)	5.875%	1/15/24	BB+	1,141,000

1,000		Energy Transfer Equity LP	5.500%	6/01/27	BB+	760,000

2,315		EnLink Midstream Partners LP	4.150%	6/01/25	BBB	1,781,879

800		EnQuest PLC, 144A	7.000%	4/15/22	B–	279,000

1,000		EV Energy Partners LP / EV Energy Finance Corporation	8.000%	4/15/19	B–	500,000

1,800		Gibson Energy, 144A	6.750%	7/15/21	BB	1,723,500

1,360		Global Partners LP/GLP Finance	6.250%	7/15/22	B+	1,088,000

292		Halcon Resources Corporation, 144A, (5)	12.000%	2/15/22	CCC+	192,720

2,300		Hess Corporation, (5)	3.500%	7/15/24	BBB	2,015,281

2,415		Kinder Morgan Energy Partners, LP	4.250%	9/01/24	BBB–	2,055,863

600		Kinder Morgan Energy Partners, LP	6.950%	1/15/38	BBB–	533,389

5,000		Marathon Petroleum Corporation, (5)	3.625%	9/15/24	BBB	4,661,710

1,060		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	932,800

2,500		MEG Energy Corporation, 144A	6.375%	1/30/23	BB–	1,712,500

1,000		Memorial Production Partners LP Finance Corporation	7.625%	5/01/21	CCC+	300,000

2,000		MPLX LP	4.000%	2/15/25	BBB–	1,681,630

2,060		Newfield Exploration Company	5.375%	1/01/26	BBB–	1,704,650

1,550		NGL Energy Partners LP/Fin Co	5.125%	7/15/19	BB–	1,224,500

1,750		Oasis Petroleum Inc., (5)	6.875%	3/15/22	B+	1,120,000

1,130	CAD	Paramount Resources Limited, 144A	7.625%	12/04/19	BB–	659,919

1,275		Petro Canada	6.800%	5/15/38	A–	1,394,126

2,000		Reliance Holdings USA Inc., 144A	5.400%	2/14/22	BBB+	2,163,880

1,570		Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B1	1,114,700

Nuveen Investments	63

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000) (9)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Oil, Gas & Consumable Fuels (continued)

$1,345	Sabine Pass Liquefaction LLC	5.625%	2/01/21	BB+	$1,237,400

750	Sanchez Energy Corporation	6.125%	1/15/23	B–	405,000

1,000	Seven Generations Energy Limited, 144A	6.750%	5/01/23	B2	840,000

2,600	Southeast Supply Header LLC, 144A	4.250%	6/15/24	BBB–	2,495,020

1,445	Southwestern Energy Company, (5)	4.100%	3/15/22	BBB–	908,847

2,250	Summit Midstream Holdings LLC Finance	7.500%	7/01/21	B	1,912,500

1,520	Targa Resources Inc.	4.250%	11/15/23	BB+	1,170,400

4,100	Transocean Inc.	4.300%	10/15/22	BB+	2,173,000

3,325	Valero Energy Corporation, (5)	3.650%	3/15/25	BBB	3,137,899

1,000	Vanguard Natural Resources Finance	7.875%	4/01/20	B	265,000

500	Western Refining Inc.	6.250%	4/01/21	B+	480,000

1,500	Whiting Petroleum Corporation	5.750%	3/15/21	BB–	1,093,500

2,875	Woodside Finance Limited, 144A	3.650%	3/05/25	BBB+	2,548,366

1,885	WPX Energy Inc., (5)	7.500%	8/01/20	Ba1	1,526,850
	Total Oil, Gas & Consumable Fuels				76,051,084

	Paper & Forest Products – 0.8%

3,100	Domtar Corporation	6.750%	2/15/44	BBB–	3,028,917

1,500	Mercer International Inc.	7.750%	12/01/22	B+	1,515,000

1,750	Resolute Forest Products	5.875%	5/15/23	BB–	1,273,125

1,500	Sappi Papier Holding GMBH, 144A	6.625%	4/15/21	BB	1,515,000

750	Tembec Industries, Inc., 144A	9.000%	12/15/19	B–	487,500
	Total Paper & Forest Products				7,819,542

	Personal Products – 0.4%

2,915	International Paper Company	8.700%	6/15/38	BBB	3,750,862

	Pharmaceuticals – 0.4%

2,000	Endo Finance LLC, 144A	5.750%	1/15/22	B1	1,940,000

1,450	VP Escrow Corporation, 144A	6.375%	10/15/20	B1	1,399,250
	Total Pharmaceuticals				3,339,250

	Professional Services – 0.2%

1,500	CEB Inc., 144A	5.625%	6/15/23	BB–	1,488,750

	Real Estate Investment Trust – 2.2%

3,070	American Tower Company	5.000%	2/15/24	BBB	3,249,909

1,500	Communications Sales & Leasing Inc., 144A	6.000%	4/15/23	BBB–	1,417,500

3,500	Digital Realty Trust Inc.	3.625%	10/01/22	BBB	3,364,445

2,060	Omega Healthcare Investors Inc.	4.950%	4/01/24	BBB–	2,080,612

2,080	Piedmont Operating Partnership LP	4.450%	3/15/24	BBB	2,082,486

1,420	Plum Creek Timberlands LP	4.700%	3/15/21	BBB	1,510,799

2,000	Realogy Group LLC / Realogy Co-Issuer Corporation, 144A, (5)	5.250%	12/01/21	B	2,050,000

64	Nuveen Investments

Principal Amount (000) (9)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Real Estate Investment Trust (continued)

$3,000	Senior Housing Properties Trust	4.750%	5/01/24	BBB–	$2,922,798

1,795	Vereit Operating Partner	4.600%	2/06/24	BB+	1,700,763
	Total Real Estate Investment Trust				20,379,312

	Real Estate Management & Development – 0.3%

500	Crescent Resources LLC, 144A	10.250%	8/15/17	B+	500,000

2,000	Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	1,810,000

760	Mattamy Group Corporation, 144A, (5)	6.500%	11/15/20	BB	722,000
	Total Real Estate Management & Development				3,032,000

	Road & Rail – 0.3%

1,000	Hertz Corporation, (5)	7.375%	1/15/21	B	1,037,500

1,350	Watco Companies LLC Finance, 144A	6.375%	4/01/23	B	1,329,750
	Total Road & Rail				2,367,250

	Semiconductors & Semiconductor Equipment – 0.1%

1,000	Advanced Micro Devices, Inc.	7.000%	7/01/24	B–	650,000

	Software – 0.9%

1,500	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	997,500

2,395	Computer Sciences Corporation	4.450%	9/15/22	BBB+	2,456,992

1,500	Open Text Corporation, 144A	5.625%	1/15/23	BB	1,485,000

1,000	SS&C Technologies Holdings, Inc., 144A	5.875%	7/15/23	B+	1,032,500

2,500	Total System Services Inc.	3.750%	6/01/23	BBB+	2,426,605
	Total Software				8,398,597

	Specialty Retail – 1.4%

2,000	AutoNation Inc.	4.500%	10/01/25	BBB–	2,030,414

2,745	Bed Bath and Beyond Incorporated	4.915%	8/01/34	A–	2,447,634

1,175	Guitar Center Inc., 144A	6.500%	4/15/19	B–	998,750

1,500	L Brands, Inc., 144A, (5)	6.875%	11/01/35	BB+	1,541,250

1,250	Neiman Marcus Mariposa Borrower / Merger Sub LLC, 144A, (5)	8.000%	10/15/21	CCC+	925,000

4,485	Signet UK Finance PLC	4.700%	6/15/24	BBB–	4,418,795

1,000	The Men’s Warehouse Inc.	7.000%	7/01/22	B2	710,000
	Total Specialty Retail				13,071,843

	Technology Hardware, Storage & Peripherals – 0.5%

3,970	Hewlett Packard Enterprise Co, 144A, (5)	4.900%	10/15/25	A–	3,898,862

950	NCR Corporation	6.375%	12/15/23	BB	935,750
	Total Technology Hardware, Storage & Peripherals				4,834,612

	Telecommunication Services – 0.3%

2,390	Axtel SAB de CV, 144A	9.000%	1/31/20	B+	2,479,625

	Textiles, Apparel & Luxury Goods – 0.2%

2,195	Levi Strauss & Company, (5)	5.000%	5/01/25	BB	2,184,025

Nuveen Investments	65

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000) (9)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Tobacco – 0.5%

$1,006	Altria Group Inc.	9.950%	11/10/38	BBB+	$1,612,716

2,800	Imperial Tobacco Finance, 144A	3.500%	2/11/23	BBB	2,743,779
	Total Tobacco				4,356,495

	Trading Companies & Distributors – 0.5%

1,995	Air Lease Corporation	3.875%	4/01/21	BBB–	2,004,975

2,237	United Rentals North America Inc., (5)	7.375%	5/15/20	BB–	2,360,035
	Total Trading Companies & Distributors				4,365,010

	Wireless Telecommunication Services – 1.8%

1,000	Altice Financing SA, 144A	6.625%	2/15/23	BB–	987,500

2,000	Colombia Telecommunicaciones S.A. ESP, 144A	8.500%	9/30/65	B+	1,715,000

1,250	Digicel Group, Limited, 144A	8.250%	9/30/20	B–	1,031,250

3,000	ENTEL Chile SA, 144A	4.750%	8/01/26	BBB+	2,806,668

1,000	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	985,000

2,100	Millicom International Cellular SA, 144A	6.000%	3/15/25	BB+	1,785,000

1,000	Softbank Corporation, 144A, (5)	4.500%	4/15/20	BB+	995,000

3,750	Sprint Corporation	7.250%	9/15/21	B+	2,793,748

1,350	Telecom Italia SpA, 144A	5.303%	5/30/24	BBB–	1,333,125

1,225	T-Mobile USA Inc.	6.731%	4/28/22	BB	1,277,063

1,000	Wind Acquisition Finance SA, 144A	4.750%	7/15/20	BB	990,000
	Total Wireless Telecommunication Services				16,699,354
	Total Corporate Bonds (cost $726,385,110)				675,251,927

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 6.6%

	Banks – 4.4%

$1,000	Banco Bilbao Vizcaya Argentaria S.A, Reg S	9.000%	N/A (10)	BB	$1,070,642

1,625	Bank of America Corporation	6.250%	N/A (10)	BB+	1,629,063

4,895	Barclays PLC	8.250%	N/A (10)	BB+	5,211,711

2,000	Citigroup Inc.	8.400%	N/A (10)	BB+	2,179,000

220	Citigroup Inc.	5.875%	N/A (10)	BB+	218,350

30	Citigroup Inc.	6.250%	N/A (10)	BB+	30,600

1,525	Fifth Third Bancorp.	5.100%	N/A (10)	Baa3	1,362,969

2,300	Goldman Sachs Group Inc.	5.375%	N/A (10)	Ba1	2,285,625

2,488	HSBC Holdings PLC	6.375%	N/A (10)	BBB	2,456,900

2,000	ING Groep N.V, (5)	6.000%	N/A (10)	Ba1	2,000,000

2,000	JPMorgan Chase & Company	6.750%	N/A (10)	BBB–	2,180,000

1,248	Lloyd’s Banking Group PLC, (5)	7.500%	N/A (10)	BB+	1,329,120

2,000	Nordea Bank AB, 144A	6.125%	N/A (10)	BBB	1,952,900

66	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Banks (continued)

$1,500	Royal Bank of Scotland Group PLC	7.500%	N/A (10)	BB–	$1,561,875

2,000	Societe Generale, 144A	7.875%	N/A (10)	BB+	1,992,600

2,000	Standard Chartered PLC, 144A, (5)	6.500%	N/A (10)	BBB–	1,932,362

2,620	SunTrust Bank Inc., (5)	5.625%	N/A (10)	Baa3	2,636,375

2,000	UniCredit SpA, Reg S	8.000%	N/A (10)	BB–	1,888,948

3,585	Wachovia Capital Trust III	5.570%	N/A (10)	BBB	3,453,251

3,000	Wells Fargo & Company	5.875%	N/A (10)	BBB	3,157,500
40,036	Total Banks				40,529,791

	Capital Markets – 0.3%

2,800	UBS Group AG, Reg S	7.125%	N/A (10)	BB+	2,932,093

	Consumer Finance – 0.2%

1,620	American Express Company	5.200%	N/A (10)	Baa2	1,599,750

	Diversified Financial Services – 0.3%

2,610	BNP Paribas, 144A	7.375%	N/A (10)	BBB–	2,678,512

	Electric Utilities – 0.2%

1,570	Electricite de France, 144A	5.250%	N/A (10)	Baa1	1,475,800

	Food Products – 0.3%

2,780	Land O’ Lakes Incorporated, 144A	8.000%	N/A (10)	BB	2,887,725

	Industrial Conglomerates – 0.3%

3,086	General Electric Company, (5)	4.000%	N/A (10)	AA–	3,086,250

1,000	OAS Financial Limited, 144A	8.875%	N/A (10)	N/R	50,000
4,086	Total Industrial Conglomerates				3,136,250

	Insurance – 0.6%

1,500	Allstate Corporation	5.750%	8/15/53	Baa1	1,542,000

1,985	Genworth Financial Inc.	6.150%	11/15/66	Ba2	535,950

3,000	Sirius International Group Limited, 144A	7.506%	N/A (10)	BBB–	3,030,000
6,485	Total Insurance				5,107,950
$61,987	Total $1,000 Par (or similar) Institutional Preferred (cost $61,645,529)				60,347,871

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.0%

$370	U.S. Treasury Notes	2.250%	11/15/25	Aaa	$369,172
$370	Total U.S. Government and Agency Obligations (cost $368,439)				369,172

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 10.2%

$1,143	321 Henderson Receivables LLC, Series 2010-3A	3.820%	12/15/48	Aaa	$1,171,516

1,250	American Homes 4 Rent, Series 2014-SFR1	2.451%	6/17/31	Baa2	1,212,916

Nuveen Investments	67

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,364		American Homes 4 Rent, Series 2014-SFR2	3.786%	10/17/36	Aaa	$2,378,592

2,270		AmeriCold LLC Trust, Series 2010	6.811%	1/14/29	A+	2,559,618

33		Bank of America Alternative Loan Trust, Series 2005-5 2 CB1	6.000%	6/25/35	Caa1	31,147

1,200		Bank of America Commercial Mortgage Inc. , Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	4.367%	9/17/48	A–	1,157,505

770		Bank of America Commercial Mortgage Inc. , Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	3.167%	9/17/48	BBB–	560,285

2,400		Barclays Commercial Mortgage, Mortgage Pass-Through Certificates, Series 2015-STP	4.284%	9/12/28	BBB–	2,340,750

4,598		Colony American Homes Trust 2014-1A	1.400%	5/17/31	Aaa	4,503,737

3,000		Commercial Mortgage Pass-Through Certificates, Series 2014-SAVA	2.731%	6/15/34	A	2,987,715

3,940		Commercial Mortgage Pass-Through Certificates 2015-CR22	4.128%	3/12/48	A–	3,743,281

2,860		Commercial Mortgage Pass-Through Certificates, Series 2015-CR26	4.496%	10/13/48	A–	2,702,076

221		Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2004-24CB	5.000%	11/25/19	B3	223,074

544		Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-19CB	6.000%	8/25/36	Caa3	496,609

1,345		Countrywide Asset Backed Certificates, Series 2007-4 A2	5.530%	3/25/29	Caa1	1,465,686

477		Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-2	2.409%	2/25/34	BB+	460,551

1,138		Countrywide Home Loans Mortgage, Series 2005-27	5.500%	1/25/23	Caa1	1,062,523

165		Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AA+	174,846

378		Fannie Mae Mortgage Interest Strips 366 25, (I/O)	5.000%	9/01/24	Aaa	25,759

113		Fannie Mae Mortgage Pool AL1187	5.500%	7/01/24	Aaa	115,418

331		Fannie Mae Mortgage Pool AA0005	5.500%	11/01/38	Aaa	369,791

279		Fannie Mae Mortgage Pool AA0889	5.500%	12/01/38	Aaa	311,211

1,078		Fannie Mae Mortgage Pool 255956	5.500%	10/01/25	Aaa	1,200,539

124		Fannie Mae Mortgage Pool 256890	6.000%	9/01/37	Aaa	135,531

136		Fannie Mae Mortgage Pool 725205	5.000%	3/01/34	Aaa	150,144

45		Fannie Mae Mortgage Pool 725553	2.346%	9/01/33	Aaa	47,776

192		Fannie Mae Mortgage Pool 725773	5.500%	9/01/34	Aaa	216,692

75		Fannie Mae Mortgage Pool 735060	6.000%	11/01/34	Aaa	85,031

58		Fannie Mae Mortgage Pool 735606	1.900%	5/01/35	Aaa	60,443

52		Fannie Mae Mortgage Pool 745101	6.000%	4/01/32	Aaa	57,969

255		Fannie Mae Mortgage Pool 745324	6.000%	3/01/34	Aaa	281,903

267		Fannie Mae Mortgage Pool 745548	2.444%	1/01/35	Aaa	278,462

56		Fannie Mae Mortgage Pool 824163	5.500%	4/01/35	Aaa	62,801

125		Fannie Mae Mortgage Pool 831377	6.500%	4/01/36	Aaa	143,114

75		Fannie Mae Mortgage Pool 838948	1.891%	8/01/35	Aaa	78,091

51		Fannie Mae Mortgage Pool 852909	6.500%	4/01/36	Aaa	58,299

—	(11)	Fannie Mae Mortgage Pool 889618	5.500%	5/01/38	Aaa	215

166		Fannie Mae Mortgage Pool 893318	6.500%	8/01/36	Aaa	196,925

68	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$19		Fannie Mae Mortgage Pool 905597	5.743%	12/01/36	Aaa	$20,356

76		Fannie Mae Mortgage Pool 944340	6.000%	6/01/37	Aaa	86,284

57		Fannie Mae Mortgage Pool 946228	6.159%	9/01/37	Aaa	60,195

—	(11)	Fannie Mae Mortgage Pool 985344	5.500%	7/01/38	Aaa	104

26,795		Fannie Mae TBA Mortgage Pool, (WI/DD)	3.500%	TBA	Aaa	27,636,261

3,120		Fannie Mae, Connecticut Avenue Securities, Series 2015-C03	5.422%	7/25/25	Aaa	3,103,928

433		FDIC Structures Sale Guaranteed Notes, Series 2010-S1	0.793%	2/25/48	Aaa	433,421

13		Federal Home Loan Mortgage Corporation, Mortgage Pool 1B3220	2.330%	1/01/37	Aaa	13,803

4		Federal Home Loan Mortgage Corporation, Series 2376	5.500%	11/15/16	Aaa	3,826

369		Freddie Mac Gold Pool 1L0117	2.765%	10/01/29	Aaa	385,288

723		Freddie Mac Gold Pool 1K1238	2.500%	7/01/36	Aaa	765,825

169		Freddie Mac Gold Pool 847240	2.390%	7/01/30	Aaa	175,403

109		Freddie Mac Gold Pool 847411	2.372%	5/01/33	Aaa	113,804

338		Freddie Mac Mortgage Pool, Various A17212	6.500%	7/01/31	Aaa	389,967

65		Freddie Mac Mortgage Pool, Various H09059	7.000%	8/01/37	Aaa	71,385

1,405		Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712	3.371%	5/25/45	Aaa	1,409,701

18		Freddie Mac Non Gold Participation Certificates 847681	2.512%	12/01/36	Aaa	19,457

3,430		Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2015-GC32	3.345%	7/10/48	BBB–	2,498,282

79		Government National Mortgage Association, Guaranteed REMIC Pass-Through Securities and MX Securities Trust	4.500%	5/16/38	Aaa	81,675

1,470		Impac Secured Assets Corporation, Mortgage Pass-Through Certificates, Series 2000-3	8.000%	10/25/30	CCC	1,494,354

251		IndyMac INDX Mortgage Loan Trust, Pass-Through Certificates, Series 2005-AR1	2.502%	3/25/35	BBB+	249,924

3,910		Invitation Homes Trust 2014-SFR1	2.951%	6/19/31	Baa2	3,852,867

937		JPMorgan Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-S1	0.702%	6/25/37	CCC	846,642

1,370		JPMorgan Chase Commercial Mortgage Securities Trust, Pass-Through Certificates 2015-C29	3.702%	5/15/48	BBB–	1,022,622

4,869		JPMorgan Madison Avenue Securities Trust, Mortgage Pass-Through Certificates, Series 2014-1	2.672%	11/25/24	BBB–	4,881,001

379		Lehman Mortgage Trust, Mortgage Pass-Through Certificates, Series 2008-6	5.266%	4/25/38	BB+	382,212

2,749		Master RePerforming Loan Trust 2005-1	7.500%	8/25/34	Ba3	2,861,802

230		Merrill Lynch Mortgage Investors Inc, Commercial Mortgage Pass-Through Certificates, Series 2006	5.204%	12/12/49	AA	236,037

1,000		ML_CFC Commercial Mortgage Trust, Pass-Through Certificates, Series 2007-8	5.877%	8/12/49	BB	1,025,157

1,955		Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22	4.243%	4/17/48	BBB–	1,586,993

115		Oaktree Real Estate Investments, Commercial Mortgage Asset Backed Securities ORES NPL LLC 2013-LV2I, 144A	3.081%	9/25/25	N/R	115,336

436		RBSSP Resecuritization Trust, Series 2012-8 1A1	0.419%	10/28/36	N/R	421,766

Nuveen Investments	69

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$118		Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QS12	5.500%	8/25/35	Caa2	$105,698

385		Wachovia Mortgage Loan Trust LLC, Mortgage Pass-Through Certificates, Series 2005-B	2.762%	10/20/35	D	334,678

291		Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2004-RA3	6.356%	8/25/38	AA	307,507

3,430		Wells Fargo Commercial Mortgage Trust, Commercial Mortgage-Pass-Through Certificates, Series 2015-C26	3.586%	2/18/48	BBB–	2,552,450

19		Wells Fargo Mortgage Backed Securities, 2005-AR16 Class 3A2	2.708%	10/25/35	A+	18,867

1,352		Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2013-C15	4.480%	8/17/46	BBB–	1,244,246
$96,062		Total Asset-Backed and Mortgage-Backed Securities (cost $93,720,949)				93,917,665

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		SOVEREIGN DEBT – 5.6%

		Colombia – 0.1%

$850		Republic of Colombia	8.125%	5/21/24	BBB	$1,019,150

		Costa Rica – 0.5%

5,200		Republic of Costa Rica, 144A	7.000%	4/04/44	Ba1	4,335,500

		Dominican Republic – 0.4%

3,500		Dominican Republic, 144A	5.500%	1/27/25	BB–	3,368,750

		Indonesia – 0.3%

2,700		Republic of Indonesia, 144A, (5)	4.750%	1/08/26	BBB–	2,666,687

		Mexico – 2.1%

74,700	MXN	Mexico Bonos de DeSarrollo	8.500%	12/13/18	A	4,767,979

72,550	MXN	Mexico Bonos de DeSarrollo	8.000%	12/07/23	A	4,711,623

60,500	MXN	Mexico Bonos de DeSarrollo	10.000%	12/05/24	A	4,419,050

84,800	MXN	Mexico Bonos de DeSarrollo	7.750%	11/13/42	A	5,376,525
		Total Mexico				19,275,177

		Portugal – 0.5%

4,300	EUR	Portugal Obrigacoes do Tesouro, 144A, Reg S	2.875%	10/15/25	Ba1	4,809,979

		South Africa – 1.3%

64,000	ZAR	Republic of South Africa	8.000%	12/21/18	BBB+	4,038,717

3,250		Republic of South Africa, (5)	5.875%	9/16/25	Baa2	3,322,183

102,270	ZAR	Republic of South Africa	7.000%	2/28/31	Baa2	5,036,485
		Total South Africa				12,397,385

		Sri Lanka – 0.3%

2,600		Republic of Sri Lanka, 144A (5)	6.850%	11/03/25	BB–	2,449,140

70	Nuveen Investments

Principal Amount (000) (9)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Uruguay – 0.1%

$850	Republic of Uruguay	5.100%	6/18/50	BBB	$733,125
	Total Sovereign Debt (cost $64,928,184)				51,054,893
	Total Long-Term Investments (cost $968,105,225)				898,649,534

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 13.0%

	Money Market Funds – 13.0%

119,270,506	Mount Vernon Securities Lending Trust Prime Portfolio, (13)	0.473% (12)			$119,270,506
	Total Investments Purchased with Collateral from Securities Lending (cost $119,270,506)				119,270,506

Shares	Description (1)	Coupon			Value

	SHORT-TERM INVESTMENTS – 4.8%

	Money Market Funds – 4.8%

43,922,615	First American Treasury Obligations Fund, Class Z	0.108% (12)			$43,922,615
	Total Short-Term Investments (cost $43,922,615)				43,922,615
	Total Investments (cost $1,131,298,346) – 115.5%				1,061,842,655
	Other Assets Less Liabilities – (15.5)% (14)				(142,261,763)
	Net Assets – 100%				$919,580,892

Investments in Derivatives as of December 31, 2015

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Bank of America, N.A.	Euro	4,938,000	U.S. Dollar	5,438,338	1/29/16	$68,018
Bank of America, N.A.	Mexican Peso	339,710,000	U.S. Dollar	19,878,869	1/29/16	210,350
Bank of America, N.A.	Pound Sterling	1,530,000	U.S. Dollar	2,331,491	1/22/16	75,831
Bank of America, N.A.	U.S. Dollar	91,560	Euro	84,000	1/29/16	(206)
Bank of America, N.A.	U.S. Dollar	183,066	Mexican Peso	3,180,000	1/29/16	1,050
Goldman Sachs Bank USA	Canadian Dollar	7,559,000	U.S. Dollar	5,590,976	1/29/16	127,745
Goldman Sachs Bank USA	U.S. Dollar	367,557	Canadian Dollar	510,000	1/29/16	1,043
Nomura International PLC	South African Rand	421,950,000	U.S. Dollar	28,804,407	1/29/16	1,668,156
Nomura International PLC	U.S. Dollar	4,811,386	South African Rand	76,400,000	1/29/16	102,015
Nomura International PLC	U.S. Dollar	13,013,845	South African Rand	206,600,000	1/29/16	272,917
						$2,526,919
Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$21,000,000	Receive	3-Month USD- LIBOR-ICE	2.113%	Semi- Annually	2/21/22	$(477,249)	N/A	$(477,249)
JPMorgan Chase Bank, N.A.	10,800,000	Receive	3-Month USD- LIBOR-ICE	2.078	Semi- Annually	2/19/23	(168,391)	N/A	(168,391)
Morgan Stanley Capital Services LLC*	26,000,000	Receive	3-Month USD- LIBOR-ICE	2.743	Semi- Annually	4/15/24	(1,458,532)	$1,450,820	(1,458,532)
	$57,800,000						$(2,104,172)	$1,450,820	$(2,104,172)
*	Citigroup Global Markets, Inc. is the clearing broker for this transaction.

Nuveen Investments	71

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Euro-Bund	Long	45	3/16	$7,722,921	$102	$(17,271)
U.S. Treasury 10-Year Note	Short	(1,564)	3/16	(196,917,375)	(464,303)	611,357
U.S. Treasury Long Bond	Long	14	3/16	2,152,500	7,000	2,053
U.S. Treasury Ultra Bond	Long	276	3/16	43,797,750	276,000	296,897
				$(143,244,204)	$(181,201)	$893,036
*	Total aggregate Notional Amount at Value of long and short positions is $53,673,171 and $(196,917,375), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment valued at fair value using methods determined in good faith by, or at discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $114,782,278.

(6)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(7)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(8)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(9)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(10)	Perpetual security. Maturity date is not applicable.

(11)	Principal Amount (000) rounds to less than $1,000.

(12)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(13)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(14)	Other assets less liabilities includes the unrealized appreciation (depreciation) of over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(15)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(I/O)	Interest only.

GDR	Global Depositary Receipt

RegS	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

CAD	Canadian Dollar

EUR	Euro

GBP	Pound Sterling

MXN	Mexican Peso

ZAR	South African Rand

See accompanying notes to financial statements.

72	Nuveen Investments

Nuveen U.S. Infrastructure Bond Fund

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 98.1%

	CORPORATE BONDS – 33.9%

	Commercial Services & Supplies – 1.7%

$50	ADS Waste Holdings Inc.	8.250%	10/01/20	CCC+	$50,375

50	Casella Waste Systems Inc.	7.750%	2/15/19	B–	49,625

40	Covanta Holding Corporation	5.875%	3/01/24	Ba3	36,200
140	Total Commercial Services & Supplies				136,200

	Construction & Engineering – 0.6%

50	AECOM Technology Corporation	5.875%	10/15/24	BB–	51,000

	Diversified Telecommunication Services – 1.9%

50	CyrusOne LP Finance	6.375%	11/15/22	B+	51,500

50	Qualitytech LP/QTS Finance Corp.	5.875%	8/01/22	BB–	51,000

50	SBA Communications Corporation	4.875%	7/15/22	B	49,250
150	Total Diversified Telecommunication Services				151,750

	Electric Utilities – 4.4%

65	Exelon Generation Co. LLC	4.250%	6/15/22	BBB	65,860

95	Mississippi Power Company	4.250%	3/15/42	A–	72,628

40	Northern States Power Company	2.600%	5/15/23	Aa3	38,989

70	PPL Capital Funding Inc.	3.500%	12/01/22	BBB+	70,551

60	PPL Energy Supply LLC, 144A	6.500%	6/01/25	Ba3	39,600

70	Progress Energy, Inc.	3.150%	4/01/22	BBB+	68,742
400	Total Electric Utilities				356,370

	Energy Equipment & Services – 0.4%

50	Compressco Partners LP / Compressco Finance Corporation	7.250%	8/15/22	B	37,000

	Gas Utilities – 1.3%

50	AmeriGas Finance LLC	7.000%	5/20/22	Ba2	48,375

20	Ferrellgas LP	6.750%	1/15/22	B+	16,850

50	Suburban Propane Partners LP	5.750%	3/01/25	BB–	40,500
120	Total Gas Utilities				105,725

	Health Care Equipment & Supplies – 0.6%

55	Tenet Healthcare Corporation	6.750%	2/01/20	B3	52,250

	Health Care Providers & Services – 4.4%

50	Acadia Healthcare	5.625%	2/15/23	B–	47,250

50	Community Health Systems, Inc.	6.875%	2/01/22	B+	47,438

75	HCA Inc.	5.375%	2/01/25	BB	74,063

50	IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	46,000

Nuveen Investments	73

Nuveen U.S. Infrastructure Bond Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Health Care Providers & Services (continued)

$50	Kindred Healthcare Inc.	6.375%	4/15/22	B2	$41,500

60	Select Medical Corporation	6.375%	6/01/21	B–	52,500

50	Surgical Care Affiliates Inc., 144A	6.000%	4/01/23	B–	48,750
385	Total Health Care Providers & Services				357,501

	Independent Power & Renewable Electricity Producers – 1.2%

50	Dynegy Inc.	7.625%	11/01/24	B+	42,740

65	GenOn Energy Inc.	9.500%	10/15/18	B–	52,509
115	Total Independent Power & Renewable Electricity Producers				95,249

	Internet Software & Services – 0.5%

40	Equinix Inc.	5.750%	1/01/25	BB	40,900

	IT Services – 0.6%

50	Zayo Group LLC / Zayo Capital Inc.	6.000%	4/01/23	B–	47,250

	Multi-Utilities – 1.2%

100	Public Service Electric & Gas Company	4.050%	5/01/45	Aa3	97,928

	Oil, Gas & Consumable Fuels – 9.3%

90	Berkshire Hathaway Energy Company	3.750%	11/15/23	A3	92,366

70	Calumet Specialty Products	7.625%	1/15/22	B+	59,500

25	Crestwood Midstream Partners LP	6.125%	3/01/22	BB	17,375

50	Energy Transfer Equity LP	5.500%	6/01/27	BB+	38,000

70	Enterprise Products Operating Group LLP	3.350%	3/15/23	BBB+	63,324

50	Global Partners LP/GLP Finance	6.250%	7/15/22	B+	40,000

70	Kinder Morgan Energy Partners, LP	3.500%	9/01/23	BBB–	58,071

56	Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	49,280

55	MPLX LP	4.000%	2/15/25	BBB–	46,245

50	NGL Energy Partners LP/Fin Co	5.125%	7/15/19	BB–	39,500

10	NGL Energy Partners LP/Fin Co	6.875%	10/15/21	BB–	7,500

10	Northern Tier Energy LLC	7.125%	11/15/20	BB–	10,100

85	Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B1	60,350

25	Sabine Pass Liquefaction LLC	6.250%	3/15/22	BB+	23,125

100	Southeast Supply Header LLC, 144A	4.250%	6/15/24	BBB–	95,962

15	Summit Midstream Holdings LLC Finance	7.500%	7/01/21	B	12,750

50	Western Refining Inc.	6.250%	4/01/21	B+	48,000
881	Total Oil, Gas & Consumable Fuels				761,448

	Real Estate Investment Trust – 1.9%

100	American Tower Company	5.000%	2/15/24	BBB	105,860

60	Communications Sales & Leasing Inc.	8.250%	10/15/23	BB	51,150
160	Total Real Estate Investment Trust				157,010

74	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Road & Rail – 3.9%

$95	Burlington Northern Santa Fe Corporation	4.375%	9/01/42	A3	$89,815

90	Norfolk Southern Corporation	3.850%	1/15/24	BBB+	91,684

85	Union Pacific Corporation	4.750%	12/15/43	A	91,394

50	Watco Companies LLC Finance, 144A	6.375%	4/01/23	B	49,250
320	Total Road & Rail				322,143
$3,016	Total Corporate Bonds (cost $3,049,983)				2,769,724

Principal Amount (000)	Description (1)		Optional Call Provisions (3)	Ratings (2)	Value

	MUNICIPAL BONDS – 64.2%

	Arizona – 4.2%

$110	Phoenix, Arizona, Various Purpose General Obligation Bonds, Build America Taxable Bonds, Series 2009A, 5.269%, 7/01/34		No Opt. Call	AA+	$128,855

80	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Build America Bonds, Series 2010A, 4.839%, 1/01/41		No Opt. Call	Aa1	91,409

105	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/28		No Opt. Call	BBB+	126,634
295	Total Arizona				346,898

	California – 12.9%

275	Alameda Corridor Transportation Authority, California, User Fee Revenue Bonds, Subordinate Lien Series 2004B, 0.000%, 10/01/31 – AMBAC Insured		No Opt. Call	BBB+	104,896

100	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Build America Federally Taxable Bond Series 2009F-2, 6.263%, 4/01/49		No Opt. Call	AA	134,873

100	California State, Various Purpose General Obligation Bonds, Build America Federally Taxable Bonds, Series 2009, 7.550%, 4/01/39		No Opt. Call	AA–	145,745

110	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Build America Taxable Bonds, Series 2009C, 6.582%, 5/15/39		No Opt. Call	AA–	141,266

100	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Federally Taxable – Direct Payment – Build America Bonds, Series 2010A, 5.716%, 7/01/39		No Opt. Call	AA–	120,809

10	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Build America Taxable Bonds, Series 2009C, 6.008%, 7/01/39		No Opt. Call	AA	12,252

95	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Federally Taxable Build America Bonds, Series 2010W, 6.156%, 5/15/36		No Opt. Call	AA–	115,729

130	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Build America Taxable Bonds, Series 2010E, 6.000%, 11/01/40		No Opt. Call	AA–	158,918

100	University of California, General Revenue Bonds, Build America Taxable Bonds, Series 2009R, 5.770%, 5/15/43		No Opt. Call	AA	122,334
1,020	Total California				1,056,822

	Colorado – 2.1%

100	Colorado Springs, Colorado, Utilities System Revenue Bonds, Improvement, Build America Bond Series 2010D-4, 6.615%, 11/15/40		No Opt. Call	AA	133,046

Nuveen Investments	75

Nuveen U.S. Infrastructure Bond Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (3)	Ratings (2)	Value

	Colorado (continued)

$100	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B, 0.000%, 9/01/35 – NPFG Insured	9/26 at 63.78	AA–	$42,220
200	Total Colorado			175,266

	Illinois – 9.1%

70	Chicago Greater Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Build America Taxable Bonds, Series 2009, 5.720%, 12/01/38	No Opt. Call	AAA	80,560

105	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Federally Taxable Build America Bonds, Series 2010B, 6.200%, 12/01/40	No Opt. Call	AA	113,591

100	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien, Build America Taxable Bond Series 2010B, 6.845%, 1/01/38	1/20 at 100.00	A	112,132

110	Illinois State, General Obligation Bonds, Taxable Build America Bonds, Series 2010-1, 6.630%, 2/01/35	No Opt. Call	A–	113,967

150	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable Bonds, Senior Lien Series 2009A, 6.184%, 1/01/34	No Opt. Call	AA–	187,100

120	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project, Build America Bond Series 2009C, 6.859%, 1/01/39	No Opt. Call	A2	138,577
655	Total Illinois			745,927

	Kansas – 1.0%

75	Kansas Department of Transportation, Highway Revenue Bonds, Build America Taxable Bond Series 2010A, 4.596%, 9/01/35	No Opt. Call	AAA	81,291

	Louisiana – 1.6%

120	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Build America Taxable Bonds, Series 2010B, 6.087%, 2/01/45	2/20 at 100.00	AA	132,096

	Massachusetts – 0.2%

10	Massachusetts State, General Obligation Bonds, Consolidated Loan, Build America Taxable Bonds, Series 2010, 5.456%, 12/01/39	No Opt. Call	AA+	12,090

	Missouri – 0.9%

60	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Build America Bond Series 2009A, 7.730%, 1/01/39	No Opt. Call	A	76,117

	New Jersey – 4.8%

50	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	BB–	54,799

25	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Build America Bonds Issuer Subsidy Program, Series 2009B, 6.875%, 12/15/39	6/19 at 100.00	A–	26,252

100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Build America Bonds Issuer Subsidy Program, Series 2010C, 6.104%, 12/15/28	12/20 at 100.00	A–	104,523

150	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2010A, 7.102%, 1/01/41	No Opt. Call	A+	207,125
325	Total New Jersey			392,699

	New York – 7.5%

105	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Build America Taxable Bonds, Series 2010A-2, 6.089%, 11/15/40	No Opt. Call	AA	133,081

76	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (3)	Ratings (2)	Value

	New York (continued)

$100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Build America Taxable Bonds, Series 2010B-1, 6.648%, 11/15/39	No Opt. Call	AA–	$130,309

100	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Fiscal 2011 Series AA, 5.790%, 6/15/41	6/20 at 100.00	AA+	110,348

100	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Build America Taxable Bond Fiscal 2011 Series 2010S-1B, 6.828%, 7/15/40	No Opt. Call	AA	132,276

100	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-First Series 2014, 4.960%, 8/01/46	No Opt. Call	AA–	108,369
505	Total New York			614,383

	Ohio – 4.2%

100	American Municipal Power Inc., Ohio, Combined Hydroelectric Projects Revenue Bonds, Build America Bond Series 2009B, 6.449%, 2/15/44	No Opt. Call	A	119,454

100	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Taxable Series 2013B, 4.532%, 1/01/35	No Opt. Call	AA	106,165

105	Ohio State University, General Receipts Bonds, Build America Taxable Bond Series 2010C, 4.910%, 6/01/40	No Opt. Call	Aa1	118,103
305	Total Ohio			343,722

	Oregon – 1.5%

100	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Federally Taxable Build America Bonds, Series 2010A, 5.834%, 11/15/34	No Opt. Call	AA+	125,977

	Pennsylvania – 3.0%

100	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Build America Taxable Bonds, Series 2009D, 6.218%, 6/01/39	No Opt. Call	A+	116,404

100	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Build America Taxable Bonds, Series 2009A, 6.105%, 12/01/39	No Opt. Call	A1	124,164
200	Total Pennsylvania			240,568

	Tennessee – 1.6%

100	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee, Tourism Tax Revenue Bonds, Build America Taxable Bonds, Subordinate Lien Series 2010B, 6.731%, 7/01/43	No Opt. Call	Aa3	127,362

	Texas – 5.0%

40	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Build America Taxable Bond Series 2010B, 4.922%, 12/01/41	No Opt. Call	AA+	45,726

100	Dallas County Hospital District, Texas, General Obligation Limited Tax Bonds, Build America Taxable Bonds, Series 2009C, 5.621%, 8/15/44	No Opt. Call	AA+	123,807

100	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bonds, Series 2010-B2, 8.910%, 2/01/30	2/20 at 100.00	Baa2	118,587

95	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.500%, 6/30/33	6/20 at 100.00	Baa3	117,887
335	Total Texas			406,007

Nuveen Investments	77

Nuveen U.S. Infrastructure Bond Fund (continued)

Portfolio of Investments	December 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (3)	Ratings (2)	Value

	Virginia – 3.1%

$100	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Build America Bonds, Series 2009D, 7.462%, 10/01/46 – AGC Insured	No Opt. Call	BBB+	$134,823

100	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Build America Taxable Bonds, Series 2010A-2, 5.350%, 5/15/35	No Opt. Call	AA+	115,253
200	Total Virginia			250,076

	Washington – 1.5%

100	Central Puget Sound Regional Transit Authority, Washington, Sales and Use Tax Revenue Bonds, Build America Taxable Bonds, Series 2009S-2T, 5.491%, 11/01/39	No Opt. Call	AAA	122,240
$4,605	Total Municipal Bonds (cost $5,167,680)			5,249,541
	Total Long-Term Investments (cost $8,217,663)			8,019,265
	Other Assets Less Liabilities – 1.9% (4)			152,369
	Net Assets – 100%			$8,171,634

Investments in Derivatives as of December 31, 2015

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury Long Bond	Short	(7)	3/16	$(1,076,250)	$(3,500)	$1,177

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(4)	Other assets less liabilities includes the unrealized appreciation (depreciation) of the over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally transactions with qualified institutional buyers.

See accompanying notes to financial statements.

78	Nuveen Investments

Statement of

Assets and Liabilities	December 31, 2015 (Unaudited)

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
Assets
Long-term investments, at value (cost $14,900,307, $428,822,528, $968,105,225 and $8,217,663, respectively)	$13,711,383	$336,255,249	$898,649,534	$8,019,265
Investments purchased with collateral from securities lending, at value (cost approximates value)	—	20,019,220	119,270,506	—
Short-term investments, at value (cost approximates value)	887,323	15,854,091	43,922,615	—
Cash denominated in foreign currencies (cost $31,780, $160,035, $1,418,406 and $—, respectively)	31,532	161,550	1,387,389	—
Cash	—	—	—	30,235
Cash collateral at brokers(1)	64,225	154,400	2,165,268	27,720
Unrealized appreciation on forward foreign currency exchange contracts, net	16,421	355,221	2,526,919	—
Receivable for:
Dividends	1,359	235,646	70,392	—
Due from broker	—	23,189	45,841	—
Interest	162,660	7,632,284	12,198,276	119,148
Investments sold	505,225	1,050,496	68,881	—
Reclaims	5,088	—	—	—
Reimbursement from Adviser	7,740	—	—	3,766
Shares sold	25,685	1,742,042	1,514,268	2,052
Variation margin on futures contracts	—	43,343	283,102	—
Variation margin on swap contracts	—	—	1,450,820	—
Other assets	11,981	97,375	77,546	15,314
Total assets	15,430,622	383,624,106	1,083,631,357	8,217,500
Liabilities
Cash overdraft	—	12	15	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	46,594	—	—	—
Interest rate swaps	4,795	—	645,640	—
Payable for:
Collateral from securities lending program	—	20,019,220	119,270,506	—
Dividends	42,913	1,273,422	1,787,968	24,624
Investments purchased	1,404,364	—	36,973,289	—
Shares redeemed	3,049	4,536,196	4,041,118	583
Variation margin on futures contracts	1,266	13,922	464,303	3,500
Variation margin on swap contracts	4,550	—	—	—
Accrued expenses:
Management fees	—	202,418	327,101	—
Directors/Trustees fees	86	30,711	35,929	44
12b-1 distribution and service fees	488	56,968	138,436	156
Other	57,563	220,596	366,160	16,959
Total liabilities	1,565,668	26,353,465	164,050,465	45,866
Net assets	$13,864,954	$357,270,641	$919,580,892	$8,171,634

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Nuveen Investments	79

Statement of Assets and Liabilities (Unaudited) (continued)

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
Class A Shares
Net assets	$1,387,278	$90,852,349	$231,212,532	$526,854
Shares outstanding	80,015	13,206,805	22,692,989	27,561
Net asset value (“NAV”) per share	$17.34	$6.88	$10.19	$19.12
Offering price per share (NAV per share plus maximum sales charge of 4.75%, 4.75%, 4.25% and 4.25%, respectively, of offering price)	$18.20	$7.22	$10.64	$19.97
Class C Shares
Net assets	$199,249	$38,853,289	$96,674,962	$47,808
Shares outstanding	11,437	5,656,320	9,545,109	2,500
NAV and offering price per share	$17.42	$6.87	$10.13	$19.12
Class R3 Shares
Net assets	$42,600	$833,993	$8,472,219	$—
Shares outstanding	2,449	118,767	828,451	—
NAV and offering price per share	$17.39	$7.02	$10.23	$—
Class R6 Shares
Net assets	$—	$—	$32,504,246	$—
Shares outstanding	—	—	3,191,589	—
NAV and offering price per share	$—	$—	$10.18	$—
Class I Shares
Net assets	$12,235,827	$226,731,010	$550,716,933	$7,596,972
Shares outstanding	703,049	32,876,721	54,095,539	397,406
NAV and offering price per share	$17.40	$6.90	$10.18	$19.12
Net assets consist of:
Capital paid-in	$16,644,132	$519,987,862	$1,053,285,686	$8,575,059
Undistributed (Over-distribution of) net investment income	(478,903)	4,034,209	13,695,708	(30,745)
Accumulated net realized gain (loss)	(1,054,383)	(74,557,991)	(79,279,922)	(175,459)
Net unrealized appreciation (depreciation)	(1,245,892)	(92,193,439)	(68,120,580)	(197,221)
Net assets	$13,864,954	$357,270,641	$919,580,892	$8,171,634
Authorized shares – per class	Unlimited	2 billion	2 billion	Unlimited
Par value per share	$0.01	$0.0001	$0.0001	$0.01

See accompanying notes to financial statements.

80	Nuveen Investments

Statement of

Operations	Six Months Ended December 31, 2015 (Unaudited)

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
Investment Income
Dividend income (net of foreign tax withheld of $—, $338, $— and $—, respectively)	$8,972	$1,632,604	$595,126	$—
Interest income (net of foreign tax withheld of $—, $1,476, $138 and $—, respectively)	377,702	20,988,918	29,628,517	203,765
Securities lending income, net	—	189,777	269,401	—
Total investment income	386,674	22,811,299	30,493,044	203,765
Expenses
Management fees	45,033	1,526,013	2,822,389	25,297
12b-1 service fees – Class A Shares	1,956	147,147	332,048	437
12b-1 distribution and service fees – Class C Shares	945	240,581	532,105	357
12b-1 distribution and service fees – Class R3 Shares	110	2,430	29,274	—
Shareholder servicing agent fees	1,430	229,106	429,830	1,661
Custodian fees	37,136	83,101	164,756	17,821
Directors/Trustees fees	204	6,723	14,396	103
Professional fees	21,397	35,688	62,677	7,390
Shareholder reporting expenses	10,939	27,946	67,955	5,268
Federal and state registration fees	23,038	43,275	72,116	21,131
Other	6,243	91,869	23,479	2,470
Total expenses before fee waiver/expense reimbursement	148,431	2,433,879	4,551,025	81,935
Fee waiver/expense reimbursement	(88,457)	—	(529,309)	(52,141)
Net expenses	59,974	2,433,879	4,021,716	29,794
Net investment income (loss)	326,700	20,377,420	26,471,328	173,971
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(1,071,039)	(44,784,791)	(40,208,644)	(58,864)
Forward foreign currency exchange contracts	206,968	1,991,908	11,065,782	—
Futures contracts	(5,490)	25,266	(2,646,881)	(12,194)
Swaps	(18,736)	(1,288,860)	(3,869,940)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(36,389)	(51,154,647)	(45,164,647)	(103,203)
Forward foreign currency exchange contracts	77,055	182,103	1,919,659	—
Futures contracts	(19,688)	302,559	1,296,817	(28,119)
Swaps	(26,647)	250,790	(274,558)	—
Net realized and unrealized gain (loss)	(893,966)	(94,475,672)	(77,882,412)	(202,380)
Net increase (decrease) in net assets from operations	$(567,266)	$(74,098,252)	$(51,411,084)	$(28,409)

See accompanying notes to financial statements.

Nuveen Investments	81

Statement of

Changes in Net Assets	(Unaudited)

	Global Total Return Bond		High Income Bond
	Six Months Ended 12/31/15	Year Ended 6/30/15	Six Months Ended 12/31/15	Year Ended 6/30/15
Operations
Net investment income (loss)	$326,700	$782,049	$20,377,420	$52,325,710
Net realized gain (loss) from:
Investments and foreign currency	(1,071,039)	(326,542)	(44,784,791)	(34,123,226)
Forward foreign currency exchange contracts	206,968	(250,808)	1,991,908	13,219,277
Futures contracts	(5,490)	(182,445)	25,266	(578,896)
Swaps	(18,736)	13,589	(1,288,860)	(1,827,472)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(36,389)	(1,418,081)	(51,154,647)	(73,863,867)
Forward foreign currency exchange contracts	77,055	(103,660)	182,103	146,922
Futures contracts	(19,688)	13,462	302,559	(352,543)
Swaps	(26,647)	(28,185)	250,790	320,392
Net increase (decrease) in net assets from operations	(567,266)	(1,500,621)	(74,098,252)	(44,733,703)
Distributions to Shareholders
From net investment income:
Class A Shares	(31,174)	(64,249)	(4,103,361)	(10,263,959)
Class C Shares	(3,028)	(6,623)	(1,478,132)	(3,494,239)
Class R3 Shares	(824)	(1,868)	(32,536)	(68,691)
Class R6 Shares	—	—	—	—
Class I Shares	(299,064)	(798,173)	(13,010,594)	(37,801,973)
From accumulated net realized gains:
Class A Shares	—	(20,483)	—	(1,298,112)
Class C Shares	—	(2,560)	—	(551,922)
Class R3 Shares	—	(670)	—	(10,919)
Class R6 Shares	—	—	—	—
Class I Shares	—	(250,904)	—	(5,141,766)
Decrease in net assets from distributions to shareholders	(334,090)	(1,145,530)	(18,624,623)	(58,631,581)
Fund Share Transactions
Proceeds from sale of shares	200,876	1,078,129	128,898,742	477,217,806
Proceeds from shares issued to shareholders due to reinvestment of distributions	72,527	364,059	8,754,582	25,563,889
	273,403	1,442,188	137,653,324	502,781,695
Cost of shares redeemed	(4,326,488)	(688,048)	(310,004,909)	(779,613,360)
Net increase (decrease) in net assets from Fund share transactions	(4,053,085)	754,140	(172,351,585)	(276,831,665)
Net increase (decrease) in net assets	(4,954,441)	(1,892,011)	(265,074,460)	(380,196,949)
Net assets at the beginning of period	18,819,395	20,711,406	622,345,101	1,002,542,050
Net assets at the end of period	$13,864,954	$18,819,395	$357,270,641	$622,345,101
Undistributed (Over-distribution of) net investment income at the end of period	$(478,903)	$(471,513)	$4,034,209	$2,281,412

See accompanying notes to financial statements.

82	Nuveen Investments

	Strategic Income		U.S. Infrastructure Bond
	Six Months Ended 12/31/15	Year Ended 6/30/15	Six Months Ended 12/31/15	Year Ended 6/30/15
Operations
Net investment income (loss)	$26,471,328	$47,638,574	$173,971	$314,543
Net realized gain (loss) from:
Investments and foreign currency	(40,208,644)	(9,317,210)	(58,864)	3,619
Forward foreign currency exchange contracts	11,065,782	18,051,609	—	—
Futures contracts	(2,646,881)	(6,149,196)	(12,194)	(106,378)
Swaps	(3,869,940)	(863,146)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(45,164,647)	(56,122,617)	(103,203)	(212,989)
Forward foreign currency exchange contracts	1,919,659	790,473	—	—
Futures contracts	1,296,817	(495,755)	(28,119)	44,447
Swaps	(274,558)	(1,179,760)	—	—
Net increase (decrease) in net assets from operations	(51,411,084)	(7,647,028)	(28,409)	43,242
Distributions to Shareholders
From net investment income:
Class A Shares	(6,619,411)	(10,648,005)	(8,456)	(6,013)
Class C Shares	(2,231,304)	(3,444,106)	(1,292)	(2,019)
Class R3 Shares	(277,097)	(433,800)	—	—
Class R6 Shares	(711,132)	(447,293)	—	—
Class I Shares	(17,914,260)	(37,555,701)	(188,033)	(325,689)
From accumulated net realized gains:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(27,753,204)	(52,528,905)	(197,781)	(333,721)
Fund Share Transactions
Proceeds from sale of shares	124,964,373	804,277,621	503,664	1,695,746
Proceeds from shares issued to shareholders due to reinvestment of distributions	15,789,450	26,744,855	32,790	27,419
	140,753,823	831,022,476	536,454	1,723,165
Cost of shares redeemed	(347,236,732)	(359,677,544)	(292,246)	(392,069)
Net increase (decrease) in net assets from Fund share transactions	(206,482,909)	471,344,932	244,208	1,331,096
Net increase (decrease) in net assets	(285,647,197)	411,168,999	18,018	1,040,617
Net assets at the beginning of period	1,205,228,089	794,059,090	8,153,616	7,112,999
Net assets at the end of period	$919,580,892	$1,205,228,089	$8,171,634	$8,153,616
Undistributed (Over-distribution of) net investment income at the end of period	$13,695,708	$14,977,584	$(30,745)	$(6,935)

See accompanying notes to financial statements.

Nuveen Investments	83

Financial

Highlights (Unaudited)

Global Total Return Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/11)
2016(f)	$18.35	$0.35	$(1.00)	$(0.65)	$(0.36)	$—	$(0.36)	$17.34
2015	20.97	0.73	(2.26)	(1.53)	(0.82)	(0.27)	(1.09)	18.35
2014	20.54	0.79	0.68	1.47	(0.73)	(0.31)	(1.04)	20.97
2013	21.19	0.72	(0.14)	0.58	(0.86)	(0.37)	(1.23)	20.54
2012(d)	20.00	0.41	1.07	1.48	(0.29)	—	(0.29)	21.19
Class C (12/11)
2016(f)	18.44	0.28	(1.01)	(0.73)	(0.29)	—	(0.29)	17.42
2015	21.04	0.58	(2.26)	(1.68)	(0.65)	(0.27)	(0.92)	18.44
2014	20.58	0.63	0.70	1.33	(0.56)	(0.31)	(0.87)	21.04
2013	21.18	0.56	(0.10)	0.46	(0.69)	(0.37)	(1.06)	20.58
2012(d)	20.00	0.29	1.13	1.42	(0.24)	—	(0.24)	21.18
Class R3 (12/11)
2016(f)	18.41	0.33	(1.01)	(0.68)	(0.34)	—	(0.34)	17.39
2015	21.03	0.68	(2.27)	(1.59)	(0.76)	(0.27)	(1.03)	18.41
2014	20.58	0.74	0.69	1.43	(0.67)	(0.31)	(0.98)	21.03
2013	21.20	0.66	(0.11)	0.55	(0.80)	(0.37)	(1.17)	20.58
2012(d)	20.00	0.35	1.13	1.48	(0.28)	—	(0.28)	21.20
Class I (12/11)
2016(f)	18.42	0.38	(1.02)	(0.64)	(0.38)	—	(0.38)	17.40
2015	21.05	0.78	(2.27)	(1.49)	(0.87)	(0.27)	(1.14)	18.42
2014	20.61	0.84	0.69	1.53	(0.78)	(0.31)	(1.09)	21.05
2013	21.23	0.77	(0.11)	0.66	(0.91)	(0.37)	(1.28)	20.61
2012(d)	20.00	0.42	1.12	1.54	(0.31)	—	(0.31)	21.23

84	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(3.63)%	$1,387	2.09	%*	2.76	%*	0.96	%*	3.89	%*	52%
(7.45)	1,612	1.82		2.85		0.96		3.71		89
7.45	1,378	2.03		2.81		0.97		3.87		109
2.47	1,037	2.16		2.10		0.97		3.29		176
7.42	310	2.44	*	1.99	*	0.98	*	3.46	*	116

(3.99)	199	2.85	*	2.01	*	1.71	*	3.14	*	52
(8.15)	204	2.57		2.11		1.71		2.96		89
6.74	204	2.77		2.06		1.72		3.11		109
1.94	158	2.99		1.29		1.72		2.56		176
7.10	53	2.74	*	1.41	*	1.72	*	2.42	*	116

(3.75)	43	2.35	*	2.51	*	1.21	*	3.65	*	52
(7.72)	45	2.07		2.60		1.21		3.46		89
7.26	51	2.26		2.57		1.22		3.61		109
2.34	50	2.31		1.91		1.22		3.00		176
7.38	53	2.24	*	1.91	*	1.23	*	2.92	*	116

(3.49)	12,236	1.82	*	3.03	*	0.71	*	4.13	*	52
(7.26)	16,958	1.57		3.10		0.71		3.95		89
7.76	19,078	1.77		3.09		0.72		4.13		109
2.86	16,392	1.81		2.41		0.72		3.50		176
7.71	14,767	1.74	*	2.41	*	0.73	*	3.42	*	116

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period December 2, 2011 (commencement of operations) through June 30, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended December 31, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	85

Financial Highlights (Unaudited) (continued)

High Income Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (8/01)
2016(e)	$8.23	$0.29	$(1.37)	$(1.08)	$(0.27)	$—	$(0.27)	$6.88
2015	9.29	0.55	(1.00)	(0.45)	(0.54)	(0.07)	(0.61)	8.23
2014	8.99	0.58	0.53	1.11	(0.61)	(0.20)	(0.81)	9.29
2013	8.64	0.63	0.39	1.02	(0.67)	—	(0.67)	8.99
2012	9.05	0.69	(0.38)	0.31	(0.69)	(0.03)	(0.72)	8.64
2011	8.28	0.67	0.76	1.43	(0.66)	—	(0.66)	9.05
Class C (8/01)
2016(e)	8.22	0.26	(1.37)	(1.11)	(0.24)	—	(0.24)	6.87
2015	9.27	0.49	(0.99)	(0.50)	(0.48)	(0.07)	(0.55)	8.22
2014	8.98	0.51	0.52	1.03	(0.54)	(0.20)	(0.74)	9.27
2013	8.62	0.56	0.40	0.96	(0.60)	—	(0.60)	8.98
2012	9.01	0.63	(0.37)	0.26	(0.62)	(0.03)	(0.65)	8.62
2011	8.25	0.60	0.75	1.35	(0.59)	—	(0.59)	9.01
Class R3 (9/01)
2016(e)	8.40	0.29	(1.41)	(1.12)	(0.26)	—	(0.26)	7.02
2015	9.48	0.53	(1.01)	(0.48)	(0.53)	(0.07)	(0.60)	8.40
2014	9.17	0.57	0.54	1.11	(0.60)	(0.20)	(0.80)	9.48
2013	8.81	0.62	0.40	1.02	(0.66)	—	(0.66)	9.17
2012	9.23	0.67	(0.38)	0.29	(0.68)	(0.03)	(0.71)	8.81
2011	8.44	0.66	0.77	1.43	(0.64)	—	(0.64)	9.23
Class I (8/01)
2016(e)	8.26	0.30	(1.38)	(1.08)	(0.28)	—	(0.28)	6.90
2015	9.31	0.57	(0.98)	(0.41)	(0.57)	(0.07)	(0.64)	8.26
2014	9.01	0.60	0.53	1.13	(0.63)	(0.20)	(0.83)	9.31
2013	8.65	0.66	0.39	1.05	(0.69)	—	(0.69)	9.01
2012	9.05	0.71	(0.37)	0.34	(0.71)	(0.03)	(0.74)	8.65
2011	8.29	0.69	0.75	1.44	(0.68)	—	(0.68)	9.05

86	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(13.37)%	$90,852	1.02	%*	7.64	%*	1.02	%*	7.64	%*	32%
(4.82)	119,535	0.97		6.31		0.97		6.31		80
12.88	209,830	0.95		6.37		0.95		6.37		85
11.99	141,132	0.94		6.92		0.94		6.92		133
3.76	92,018	1.06		7.98		1.04		7.99		124
17.61	30,984	1.22		7.38		1.10		7.50		130

(13.75)	38,853	1.78	*	6.92	*	1.78	*	6.92	*	32
(5.45)	55,409	1.72		5.62		1.72		5.62		80
11.98	71,974	1.70		5.64		1.70		5.64		85
11.33	67,466	1.70		6.21		1.70		6.21		133
3.18	48,667	1.80		7.26		1.79		7.27		124
16.67	9,792	1.97		6.64		1.85		6.76		130

(13.52)	834	1.28	*	7.45	*	1.28	*	7.45	*	32
(5.07)	995	1.21		6.03		1.21		6.03		80
12.65	1,099	1.20		6.09		1.20		6.09		85
11.79	697	1.19		6.69		1.19		6.69		133
3.46	615	1.31		7.66		1.29		7.68		124
17.28	309	1.47		7.12		1.35		7.25		130

(13.21)	226,731	0.77	*	7.83	*	0.77	*	7.83	*	32
(4.55)	446,406	0.72		6.56		0.72		6.56		80
13.15	719,640	0.71		6.61		0.71		6.61		85
12.39	495,863	0.70		7.24		0.70		7.24		133
4.15	465,299	0.84		8.19		0.80		8.23		124
17.77	460,785	0.97		7.63		0.85		7.75		130

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. As of October 31, 2013, the Adviser is no longer reimbursing the Fund for any fees and expenses.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended December 31, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	87

Financial Highlights (Unaudited) (continued)

Strategic Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (2/00)
2016(g)	$10.97	$0.25	$(0.76)	$(0.51)	$(0.27)	$—	$(0.27)	$10.19
2015	11.60	0.49	(0.58)	(0.09)	(0.54)	—	(0.54)	10.97
2014	11.02	0.53	0.59	1.12	(0.54)	—	(0.54)	11.60
2013	10.83	0.52	0.16	0.68	(0.49)	—	(0.49)	11.02
2012	10.72	0.44	0.10	0.54	(0.43)	—	(0.43)	10.83
2011	10.27	0.43	0.45	0.88	(0.43)	—	(0.43)	10.72
Class C (2/00)
2016(g)	10.90	0.21	(0.76)	(0.55)	(0.22)	—	(0.22)	10.13
2015	11.52	0.40	(0.57)	(0.17)	(0.45)	—	(0.45)	10.90
2014	10.94	0.44	0.60	1.04	(0.46)	—	(0.46)	11.52
2013	10.76	0.43	0.16	0.59	(0.41)	—	(0.41)	10.94
2012	10.65	0.36	0.09	0.45	(0.34)	—	(0.34)	10.76
2011	10.20	0.35	0.44	0.79	(0.34)	—	(0.34)	10.65
Class R3 (9/01)
2016(g)	11.01	0.24	(0.76)	(0.52)	(0.26)	—	(0.26)	10.23
2015	11.64	0.46	(0.57)	(0.11)	(0.52)	—	(0.52)	11.01
2014	11.05	0.51	0.60	1.11	(0.52)	—	(0.52)	11.64
2013	10.88	0.49	0.15	0.64	(0.47)	—	(0.47)	11.05
2012	10.77	0.41	0.10	0.51	(0.40)	—	(0.40)	10.88
2011	10.31	0.41	0.45	0.86	(0.40)	—	(0.40)	10.77
Class R6 (1/15)
2016(g)	10.96	0.27	(0.77)	(0.50)	(0.28)	—	(0.28)	10.18
2015(f)	11.22	0.24	(0.25)	(0.01)	(0.25)	—	(0.25)	10.96
Class I (2/00)
2016(g)	10.96	0.27	(0.77)	(0.50)	(0.28)	—	(0.28)	10.18
2015	11.59	0.52	(0.58)	(0.06)	(0.57)	—	(0.57)	10.96
2014	11.01	0.56	0.59	1.15	(0.57)	—	(0.57)	11.59
2013	10.83	0.55	0.15	0.70	(0.52)	—	(0.52)	11.01
2012	10.71	0.45	0.12	0.57	(0.45)	—	(0.45)	10.83
2011	10.26	0.46	0.44	0.90	(0.45)	—	(0.45)	10.71

88	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)(e)

(4.74)%	$231,213	0.92	%*	4.66	%*	0.82	%*	4.75	%*	25%
(0.80)	288,080	0.92		4.25		0.82		4.34		47
10.46	128,189	0.91		4.65		0.84		4.73		50
6.25	72,341	0.90		4.50		0.84		4.57		69
5.14	52,802	0.93		4.01		0.85		4.10		199
8.69	25,045	1.05		3.93		0.88		4.10		98

(5.07)	96,675	1.67	*	3.91	*	1.57	*	4.01	*	25
(1.50)	110,660	1.67		3.51		1.57		3.60		47
9.59	48,335	1.66		3.91		1.59		3.98		50
5.50	35,146	1.65		3.75		1.59		3.81		69
4.32	31,085	1.67		3.30		1.60		3.37		199
7.85	8,092	1.80		3.22		1.73		3.29		98

(4.83)	8,472	1.17	*	4.40	*	1.07	*	4.50	*	25
(1.01)	12,272	1.17		4.00		1.07		4.09		47
10.19	5,321	1.16		4.41		1.09		4.48		50
5.89	2,926	1.15		4.27		1.09		4.34		69
4.83	1,903	1.19		3.73		1.12		3.80		199
8.40	1,020	1.29		3.73		1.23		3.79		98

(4.62)	32,504	0.60	*	5.03	*	0.50	*	5.13	*	25
(0.10)	20,498	0.61	*	4.70	*	0.50	*	4.81	*	47

(4.62)	550,717	0.67	*	4.90	*	0.57	*	5.00	*	25
(0.54)	773,719	0.67		4.48		0.57		4.57		47
10.77	612,214	0.66		4.92		0.59		5.00		50
6.42	517,292	0.65		4.75		0.59		4.81		69
5.35	534,608	0.69		4.19		0.63		4.26		199
8.99	615,107	0.80		4.22		0.73		4.29		98

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For fiscal years beginning after June 30, 2011, the Fund will no longer exclude dollar roll transactions, where applicable.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
(g)	For the six months ended December 31, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	89

Financial Highlights (Unaudited) (continued)

U.S. Infrastructure Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/14)
2016(f)	$19.65	$0.39	$(0.47)	$(0.08)	$(0.45)	$—	$(0.45)	$19.12
2015	20.32	0.78	(0.63)	0.15	(0.82)	—	(0.82)	19.65
2014(d)	20.00	0.09	0.30	0.39	(0.07)	—	(0.07)	20.32
Class C (5/14)
2016(f)	19.65	0.32	(0.48)	(0.16)	(0.37)	—	(0.37)	19.12
2015	20.31	0.62	(0.62)	—	(0.66)	—	(0.66)	19.65
2014(d)	20.00	0.07	0.29	0.36	(0.05)	—	(0.05)	20.31
Class I (5/14)
2016(f)	19.65	0.42	(0.48)	(0.06)	(0.47)	—	(0.47)	19.12
2015	20.32	0.83	(0.62)	0.21	(0.88)	—	(0.88)	19.65
2014(d)	20.00	0.10	0.29	0.39	(0.07)	—	(0.07)	20.32

90	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(0.43)%	$527	2.20	%*	2.73	%*	0.95	%*	3.97	%*	8%
0.70	255	1.79		3.04		0.95		3.87		15
1.93	51	3.46	*	0.77	*	0.96	*	3.27	*	4

(0.87)	48	2.97	*	1.97	*	1.70	*	3.24	*	8
(0.03)	73	2.51		2.27		1.70		3.08		15
1.81	51	4.20	*	0.03	*	1.71	*	2.52	*	4

(0.31)	7,597	1.97	*	2.98	*	0.70	*	4.25	*	8
0.96	7,825	1.50		3.27		0.70		4.07		15
1.95	7,011	3.20	*	1.03	*	0.71	*	3.52	*	4

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period May 12, 2014 (commencement of operations) through June 30, 2014.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended December 31, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	91

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. and Nuveen Investment Trust (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940, as amended. Nuveen Investment Funds, Inc. is comprised of the Nuveen High Income Bond Fund (“High Income Bond”) and Nuveen Strategic Income Fund (“Strategic Income”), among others and Nuveen Investment Trust is comprised of the Nuveen Global Total Return Bond Fund (“Global Total Return Bond”) and Nuveen U.S. Infrastructure Bond Fund (“U.S. Infrastructure Bond”), among others (each a “Fund” and collectively, the “Funds”), as diversified funds. Nuveen Investment Funds, Inc. was incorporated in the state of Maryland on August 20, 1987. Nuveen Investment Trust was organized as a Massachusetts business trust in May 6, 1996.

The end of the reporting period for the Funds is December 31, 2015, and the period covered by these Notes to Financial Statements is the six months ended December 31, 2015 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Global Total Return Bond

Global Total Return Bond’s investment objective is to seek total return. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes, in bonds from issuers located around the world. The bonds in which the Fund may invest may be of any maturity and include: debt obligations of foreign governments; domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations; U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities); residential and commercial mortgage-backed securities; and asset-backed securities.

Under normal market conditions, the Fund invests at least 40% of its net assets in non-U.S. issuers and is invested in issuers located in at least three countries (including the U.S.). The Fund may invest in debt obligations issued by governmental and corporate issuers located in emerging markets countries.

The Fund invests in securities that are U.S. dollar-denominated and in securities that are denominated in foreign currencies. As described in more detail below, the Fund may utilize various currency-related derivatives in an effort to enhance the Fund’s total return or to manage risk.

Up to 30% of the Fund’s net assets may be invested in securities rated lower than investment grade or in unrated securities of comparable quality as determined by the Sub-Adviser (such securities commonly referred to as “high yield” securities or “junk” bonds). If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

92	Nuveen Investments

High Income Bond

High Income Bond’s investment objective is to provide investors with a high level of current income. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds rated lower than investment grade at the time of purchase or in unrated bonds of comparable quality (securities commonly referred to as “high-yield” securities or “junk” bonds). These bonds generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund may invest up to 20% of its net assets in fixed and floating rate loans, including senior loans and secured and unsecured junior loans. The Fund may invest in exchange-traded funds (“ETFs”), closed-end funds and other investment companies.

There is no minimum rating requirement and no limitation on the average maturity or average effective duration of securities held by the Fund.

The Fund may invest without limitation in debt obligations of foreign corporations and governments, provided that no more than 20% of the Fund’s total assets may be invested in debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for rapid economic growth, provided that no issuer included in the Fund’s current benchmark index will be considered to be located in an emerging market country.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; foreign currency contracts; options on foreign currencies; swap agreements, including interest rate swaps, currency swaps, total return swaps, and credit default swaps; and options on swap agreements. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions.

Strategic Income

Strategic Income’s investment objective is to provide investors with total return. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in debt securities, including U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), residential and commercial mortgage-backed securities, asset-backed securities, domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations and debt obligations of foreign governments. The Fund may invest in fixed and floating rate loans, including senior loans and secured and unsecured junior loans, in an amount not to exceed 20% of the Fund’s net assets and municipal securities in an amount not to exceed 20% of net assets.

The Fund may invest up to 30% of its total assets in non-U.S. dollar denominated debt obligations of foreign corporations and governments, including debt obligations issued by governmental and corporate issuers that are located in emerging market countries. The Fund may invest without limitation in U.S. dollar denominated securities of foreign issuers.

The Fund may invest up to 50% of its total assets in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” securities or “junk” bonds). The Fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of comparable quality as determined by the Sub-Adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the Fund’s total assets.

To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

Under normal market conditions the Fund attempts to maintain a weighted average effective maturity for its portfolio securities of fifteen years or less and an average effective duration of three to eight years. The Fund’s weighted average effective maturity and average effective duration are measures of how the value of the Fund’s shares may react to interest rate changes.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Nuveen Investments	93

Notes to Financial Statements (Unaudited) (continued)

U.S. Infrastructure Bond

U.S. Infrastructure Bond’s investment objective is to seek current income consistent with limited risk to capital. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in infrastructure-related debt securities of U.S. issuers. Such securities include taxable and tax-exempt municipal bonds issued to finance the ownership, development, construction, renovation or operation of infrastructure assets and debt securities issued by, or loans issued to, infrastructure-related companies, which include companies involved in the ownership, development, construction, renovation, financing or operation of infrastructure assets, or that provide the services and raw materials necessary for the construction and maintenance of infrastructure assets.

Infrastructure assets are the physical structures and networks upon which the operation, growth and development of a community depends, which include water, sewer, and energy utilities; transportation and communication networks; health care facilities, schools, government accommodations and other public service facilities; and shipping, timber, steel, alternative energy, and other resources and services necessary for the construction and maintenance of these physical structures and networks.

Municipal bonds in which the Fund invests include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam). The Fund may invest in all types of municipal bonds including general obligation bonds, revenue bonds and participation interests in municipal leases. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.

The Fund does not seek to provide income exempt from federal income tax. The Fund may invest in both taxable and tax-exempt municipal bonds. The Fund does not anticipate investing in tax-exempt bonds to the extent that its dividends will qualify as “exempt-interest dividends” and, as a result, it is expected that the Fund’s dividends will be taxable.

Other debt securities in which the Fund may invest include corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations, fixed and floating rate loans, including senior loans and secured and unsecured junior loans.

The Fund may invest up to 20% of its total assets in debt obligations of non-U.S. issuers, including debt obligations issued by issuers that are located in emerging market countries.

The Fund may invest up to 40% of its net assets in securities rated below investment grade or, if unrated, judged by the Sub-Adviser to be of comparable quality. Such securities are commonly referred to as “high yield” securities or “junk” bonds.

The Fund is not subject to any formal restrictions on its average portfolio maturity or duration, or on the duration or maturity of the individual securities in which it invests. However, the Fund generally invests in longer term bonds which are more sensitive to interest rate risk.

The Fund may invest up to 15% of its net assets in securities whose interest payments vary inversely with changes in short-term interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying bonds. The Fund’s investments in inverse floaters are designed to increase the Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

94	Nuveen Investments

As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Global Total Return Bond	Strategic Income
Outstanding when-issued/delayed delivery purchase commitments	$904,359	$27,697,754

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects pay down gains and losses, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as a component of “Interest income” on the Statement of Operations. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge. Class A Share purchases may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under each Trust’s organizational documents, its officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements (Global Total Return Bond and U.S. Infrastructure Bond only), International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements

Nuveen Investments	95

Notes to Financial Statements (Unaudited) (continued)

(“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

ETFs are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors/Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of forward foreign currency exchange contracts and swap contracts are also priced by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance

96	Nuveen Investments

with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Global Total Return Bond	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Convertible Preferred Securities	$81,995	$—	$—		$81,995
Corporate Bonds	—	6,155,426	—	****	6,155,426
$1,000 Par (or similar) Institutional Preferred	—	938,176	—		938,176
Asset-Backed and Mortgage-Backed Securities	—	1,014,855	—		1,014,855
Sovereign Debt	—	5,520,931	—		5,520,931
Short-Term Investments:
Repurchase Agreements	—	887,323	—		887,323
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts***	—	(30,173)	—		(30,173)
Interest Rate Swaps***	—	(27,895)	—		(27,895)
Futures Contracts***	3,133	—	—		3,133
Total	$85,128	$14,458,643	$—		$14,543,771

High Income Bond
Long-Term Investments*:
Common Stocks	$834,940	$4,410	**	$63,845	**	$903,195
Convertible Preferred Securities	4,277,315	—		—		4,277,315
Variable Rate Senior Loan Interests	—	22,488,599		—		22,488,599
$25 Par (or similar) Retail Preferred	20,390,076	1,243,302		—		21,633,378
Corporate Bonds	—	263,684,592		—	****	263,684,592
Convertible Bonds	—	1,850,706		—		1,850,706
$1,000 Par (or similar) Institutional Preferred	—	11,300,376		—		11,300,376
Asset-Backed Securities	—	1,020		—		1,020
Investment Companies	10,114,966	—		—		10,114,966
Warrants	—	67		1,035	**	1,102
Investments Purchased with Collateral from Securities Lending	20,019,220	—		—		20,019,220
Short-Term Investments:
Money Market Funds	15,854,091	—		—		15,854,091
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts***	—	355,221		—		355,221
Futures Contracts***	27,042	—		—		27,042
Total	$71,517,650	$300,928,293		$64,880		$372,510,823

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Notes to Financial Statements (Unaudited) (continued)

Strategic Income	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks	$—	$—	$5,993	**	$5,993
Convertible Preferred Securities	983,025	—	—		983,025
Variable Rate Senior Loan Interests	—	12,282,031	—		12,282,031
$25 Par (or similar) Retail Preferred	240,400	4,196,557	—		4,436,957
Corporate Bonds	—	675,251,927	—	****	675,251,927
$1,000 Par (or similar) Institutional Preferred	—	60,347,871	—		60,347,871
U.S. Government and Agency Obligations	—	369,172	—		369,172
Asset-Backed Securities	—	93,917,665	—		93,917,665
Sovereign Debt	—	51,054,893	—		51,054,893
Investments Purchased with Collateral from Securities Lending	119,270,506	—	—		119,270,506
Short-Term Investments:
Money Market Funds	43,922,615	—	—		43,922,615
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts***	—	2,526,919	—		2,526,919
Interest Rate Swaps***	—	(2,104,172)	—		(2,104,172)
Futures Contracts***	893,036	—	—		893,036
Total	$165,309,582	$897,842,863	$5,993		$1,063,158,438

U.S. Infrastructure Bond
Long-Term Investments*:
Corporate Bonds	$—	$2,769,724	$—		$2,769,724
Municipal Bonds	—	5,249,541	—		5,249,541
Investments in Derivatives:
Futures Contracts***	1,177	—	—		1,177
Total	$1,177	$8,019,265	$—		$8,020,442
*	Refer to the Fund’s Portfolio of Investments for industry, state and country classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3, where applicable.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
****	Value equals zero as of the end of the reporting period. Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

The Board is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

98	Nuveen Investments

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, Global Total Return Bond’s investments in non-U.S. securities were as follows:

Global Total Return Bond	Value	% of Net Assets
Country:
Mexico	$1,583,875	11.4%
Germany	1,260,945	9.1
United Kingdom	879,575	6.3
Australia	715,395	5.2
France	608,885	4.4
South Africa	535,850	3.9
Italy	535,586	3.9
Portugal	514,553	3.7
Hungary	341,969	2.5
Canada	298,973	2.2
Switzerland	242,467	1.7
Other	1,881,458	13.5
Total non-U.S. securities	$9,399,531	67.8%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency (ii) investments (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

Global Total Return Bond and U.S. Infrastructure Bond are authorized to invest in repurchase agreements. In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Global Total Return Bond	Fixed Income Clearing Corporation	$887,323	$(887,323)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

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Notes to Financial Statements (Unaudited) (continued)

Securities lending

In order to generate additional income, High Income Bond and Strategic Income may lend securities representing up to one-third of the value of each Fund’s total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, each Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Each Fund also has the ability to recall the securities on loan at any time.

Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.

Securities out on loan are subject to termination at any time at the option of the borrower or the Funds. Upon termination, the borrower is required to return to the Funds securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Funds has the right to use the collateral to acquire identical securities. In the event the Funds is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Funds. Under each Fund’s securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Fund. The Funds bear the risk of loss with respect to the investment of collateral.

The Funds’ custodian, U.S. Bank National Association, serves as its securities lending agent. Each Fund pays the custodian a fee based on its proportional share of the custodian’s expense of operating its securities lending program. Income earned from the securities lending program is paid to the Fund, net of any fees paid. Income from securities lending, net of fees paid, is recognized as “Securities lending income, net” on the Statement of Operations.

The following table presents the securities out on loan for the Funds, and the collateral delivered related to those securities, as of the end of the reporting period.

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty	Net Exposure
High Income Bond
	Common Stocks	$111,592	$(111,592)	$—
	Convertible Preferred Securities	652,123	(652,123)	—
	$25 Par (or similar) Retail Preferred	5,060	(5,060)	—
	Corporate Bonds	17,008,839	(17,008,839)	—
	$1,000 Par or Similar Institutional Preferred	1,459,979	(1,459,979)	—
	Total	19,237,593	(19,237,593)	—
Strategic Income
	Convertible Preferred Securities	6,587	(6,587)	—
	Corporate Bonds	100,072,400	(100,072,400)	—
	$1,000 Par or Similar Institutional Preferred	10,205,052	(10,205,052)	—
	Sovereign Debt	4,498,239	(4,498,239)	—
	Total	114,782,278	(114,782,278)	—

Securities lending fees paid by each Fund during the current fiscal period were as follows:

	High Income Bond	Strategic Income
Securities lending fees paid	$31,534	$41,302

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

100	Nuveen Investments

Forward Foreign Currency Exchange Contracts

Each Fund is authorized to enter into forward foreign currency exchange contracts (“forward contract”) under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the OTC markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions for each counterparty is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency exchange contracts (, net)” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, a Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, Global Total Return Bond, High Income Bond and Strategic Income invested in forward foreign currency exchange contracts. Global Total Return Bond used foreign currency exchange contracts to gain exposure to selected foreign currencies, and in some cases, to hedge the currency risk present in a foreign bond. High Income Bond and Strategic Income used forward foreign currency exchange contracts to manage foreign currency exposure. For example, High Income Bond and Strategic Income may reduce unwanted currency exposure from their portfolios, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation.

The average notional amount of forward foreign currency exchange contracts outstanding during the current fiscal period was as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
Average notional amount of forward foreign currency exchange contracts outstanding*	$13,434,871	$47,519,217	$201,298,682
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all forward foreign currency exchange contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Global Total Return Bond

Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$21,232	Unrealized depreciation on forward foreign currency exchange contracts	$(46,594)
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(4,811)	—	—

Total			$16,421		$(46,594)

Nuveen Investments	101

Notes to Financial Statements (Unaudited) (continued)

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
High Income Bond

Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$520,587	—	$—
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(165,366)	—	—

Total			$355,221		$—

Strategic Income

Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$2,527,125	—	$—
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(206)	—	—

Total			$2,526,919		$—

The following table presents the forward foreign currency exchange contracts subject to netting agreements and the collateral delivered related to those forward foreign currency exchange contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Exchange Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Exchange Contracts*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Global Total Return Bond
	Bank of America, N.A.	$11,193	$(2,539)	$(2,539)	$8,654	$—	$8,654
	Citibank, National Association	2,340	—	—	2,340	—	2,340
	Deutsche Bank AG	—	(17,360)	—	(17,360)	—	(17,360)
	Goldman Sachs Bank USA	—	(29,234)	—	(29,234)	—	(29,234)
	Morgan Stanley Capital Services LLC	7,699	(2,272)	(2,272)	5,427	—	5,427
Total		$21,232	$(51,405)	$(4,811)	$(30,173)	$—	$(30,173)
High Income Bond
	Bank of America, N.A.	$113,499	$(45,788)	$(45,788)	$67,711	$—	$67,711
	Citigroup Global Markets, Inc.	108,550	(20,925)	(20,925)	87,625	—	87,625
	Goldman Sachs Bank USA	298,538	(98,653)	(98,653)	199,885	(199,885)	—
Total		$520,587	$(165,366)	$(165,366)	$355,221	$(199,885)	$155,336
Strategic Income
	Bank of America, N.A.	$355,249	$(206)	$(206)	$355,043	$(355,043)	$—
	Goldman Sachs Bank USA	128,788	—	—	128,788	(128,788)	—
	Nomura International PLC	2,043,088	—	—	2,043,088	(1,900,000)	143,088
Total		$2,527,125	$(206)	$(206)	$2,526,919	$(2,383,831)	$143,088
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency exchange contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Global Total Return Bond	Foreign currency exchange rate	Forward contracts	$206,968	$77,055
High Income Bond	Foreign currency exchange rate	Forward contracts	1,991,908	182,103
Strategic Income	Foreign currency exchange rate	Forward contracts	11,065,782	1,919,659

102	Nuveen Investments

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, each of the Funds invested in futures contracts. Global Total Return Bond and Strategic Income used U.S. Treasury and Eurodollar futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure; using selected foreign bond futures to actively manage exposure to those markets. High Income Bond used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. U.S. Infrastructure Bond shorted U.S. Treasury futures to hedge against potential increases in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
Average notional amount of futures contracts outstanding*	$2,299,601	$39,360,748	$249,858,667	$1,077,854
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Global Total Return Bond

Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$3,133

High Income Bond

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(10,618)	Payable for variation margin on futures contracts*	$37,660

Strategic Income

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$298,950	—	$—
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	(17,271)	Payable for variation margin on futures contracts*	611,357
Total			$281,679		$611,357

U.S. Infrastructure Bond

Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$1,177
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.

Nuveen Investments	103

Notes to Financial Statements (Unaudited) (continued)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Global Total Return Bond	Interest rate	Futures contracts	$(5,490)	$(19,688)
High Income Bond	Interest rate	Futures contracts	25,266	302,559
Strategic Income	Interest rate	Futures contracts	(2,646,881)	1,296,817
U.S. Infrastructure Bond	Interest rate	Futures contracts	(12,194)	(28,119)

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For OTC swaps, the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an exchanged-cleared swap contract, in certain instances a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in exchange-cleared interest rate swap contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If a Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively.

Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps.” In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, Global Total Return Bond, High Income Bond and Strategic Income invested in interest rate swap contracts as part of an overall portfolio construction strategy to manage duration and overall portfolio yield curve exposure.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
Average notional amount of interest rate swap contracts outstanding*	$866,667	$37,333,333	$103,133,333
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

Credit Default Swap Contracts

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or

104	Nuveen Investments

(ii) pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For over-the-counter swaps, the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities.

Investments in swaps cleared through an exchange obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. The maximum potential amount of future payments the Fund could incur as a buyer of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity. In certain instances, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities.

During the current fiscal period, Global Total Return Bond and Strategic Income invested in credit default swap contracts. Global Total Return Bond and Strategic Income used High Yield CDX swaps as a way to take on credit risk and earn a commensurate credit spread.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

	Global Total Return Bond**	Strategic Income
Average notional amount of credit default swap contracts outstanding*	$—	$4,666,667
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.
**	The Fund did not hold any credit default swaps at the beginning of the fiscal year or at the end of any quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure		Location	Value	Location	Value
Global Total Return Bond
Interest rate	Swaps (Exchange-Cleared)	—	$—	Payable for variation margin on swap contracts*	$(23,100)
Interest rate	Swaps (OTC)	—	—	Unrealized depreciation on interest rate swaps	(4,795)
Total			$—		$(27,895)

Strategic Income
Interest Rate	Swaps (Exchange-Cleared)	Receivable for variation margin on swap contracts*	$(1,458,532)	—	$—
Interest Rate	Swaps (OTC)	—	—	Unrealized depreciation on interest rate swaps	(645,640)
Total			$(1,458,532)		$(645,640)
*	Value represents unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

Nuveen Investments	105

Notes to Financial Statements (Unaudited) (continued)

The following table presents the swap contacts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Global Total Return Bond
	JPMorgan Chase Bank, N.A.	$—	$(4,795)	$—	$(4,795)	$—	$(4,795)
Strategic Income
	JPMorgan Chase Bank, N.A.	$—	$(645,640)	$—	$(645,640)	$645,640	$—
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Global Total Return Bond
	Credit	Swaps	$(18,736)	$—
	Interest rate	Swaps	—	(26,647)
Total			$(18,736)	$(26,647)
High Income Bond
	Interest rate	Swaps	$(1,288,860)	$250,790
Strategic Income
	Credit	Swaps	$(647,632)	$—
	Interest rate	Swaps	(3,222,308)	(274,558)
Total			$(3,869,940)	$(274,558)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

106	Nuveen Investments

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 12/31/15		Year Ended 6/30/15
Global Total Return Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,240	$129,857	33,410	$663,020
Class C	1,274	22,531	3,771	75,939
Class R3	—	—	—	—
Class I	2,670	48,488	17,049	339,170
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,720	30,696	4,268	83,527
Class C	132	2,362	360	7,063
Class R3	3	56	9	168
Class I	2,178	39,413	13,892	273,301
	15,217	273,403	72,759	1,442,188
Shares redeemed:
Class A	(16,798)	(299,138)	(15,528)	(302,329)
Class C	(1,020)	(18,680)	(2,786)	(56,510)
Class R3	—	—	—	(2)
Class I	(222,358)	(4,008,670)	(16,704)	(329,207)
	(240,176)	(4,326,488)	(35,018)	(688,048)
Net increase (decrease)	(224,959)	$(4,053,085)	37,741	$754,140

	Six Months Ended 12/31/15		Year Ended 6/30/15
High Income Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	9,294,000	$70,029,308	20,579,913	$179,760,260
Class C	465,187	3,443,507	1,237,977	10,700,119
Class R3	25,647	198,430	57,519	514,788
Class I	7,317,161	55,227,497	32,641,176	286,242,639
Shares issued to shareholders due to reinvestment of distributions:
Class A	486,520	3,624,218	1,136,540	9,756,311
Class C	162,791	1,214,747	380,202	3,252,087
Class R3	3,353	25,544	7,898	69,117
Class I	517,246	3,890,073	1,453,361	12,486,374
	18,271,905	137,653,324	57,494,586	502,781,695
Shares redeemed:
Class A	(11,095,306)	(81,369,685)	(29,786,857)	(259,748,690)
Class C	(1,713,662)	(12,726,261)	(2,641,731)	(22,651,623)
Class R3	(28,687)	(215,148)	(62,900)	(537,346)
Class I	(29,034,064)	(215,693,815)	(57,301,772)	(496,675,701)
	(41,871,719)	(310,004,909)	(89,793,260)	(779,613,360)
Net increase (decrease)	(23,599,814)	$(172,351,585)	(32,298,674)	$(276,831,665)

Nuveen Investments	107

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 12/31/15		Year Ended 6/30/15
Strategic Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,461,272	$26,212,639	22,233,359	$252,302,027
Class C	801,270	8,472,788	6,832,580	77,016,680
Class R3	262,860	2,788,636	930,153	10,536,994
Class R6	1,601,985	16,919,904	1,927,736	21,625,297
Class I	6,637,017	70,570,406	39,093,277	442,796,623
Shares issued to shareholders due to reinvestment of distributions:
Class A	586,989	6,204,176	874,773	9,870,223
Class C	169,569	1,780,185	247,639	2,777,282
Class R3	18,311	194,853	31,479	356,678
Class R6	61,589	648,093	33,785	377,964
Class I	658,698	6,962,143	1,184,390	13,362,708
	13,259,560	140,753,823	73,389,171	831,022,476
Shares redeemed:
Class A	(6,615,393)	(70,003,712)	(7,902,380)	(89,477,691)
Class C	(1,575,884)	(16,540,748)	(1,125,835)	(12,594,984)
Class R3	(567,023)	(5,993,530)	(304,433)	(3,451,611)
Class R6	(341,550)	(3,657,152)	(91,956)	(1,035,000)
Class I	(23,783,259)	(251,041,590)	(22,515,883)	(253,118,258)
	(32,883,109)	(347,236,732)	(31,940,487)	(359,677,544)
Net increase (decrease)	(19,623,549)	$(206,482,909)	41,448,684	$471,344,932

	Six Months Ended 12/31/15		Year Ended 6/30/15
U.S. Infrastructure Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	15,656	$304,952	10,805	$219,867
Class C	—	—	1,230	25,000
Class I	10,159	198,712	71,062	1,450,879
Shares issued to shareholders due to reinvestment of distributions:
Class A	379	7,336	195	3,950
Class C	19	364	18	379
Class I	1,291	25,090	1,138	23,090
	27,504	536,454	84,448	1,723,165
Shares redeemed:
Class A	(1,471)	(28,842)	(503)	(10,250)
Class C	(1,249)	(23,979)	(18)	(379)
Class I	(12,272)	(239,425)	(18,972)	(381,440)
	(14,992)	(292,246)	(19,493)	(392,069)
Net increase (decrease)	12,512	$244,208	64,955	$1,331,096

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and derivative transactions) during the current fiscal period were as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
Purchases:
Investment securities	$3,501,741	$162,887,120	$195,545,515	$849,467
U.S. Government and agency obligations	4,663,589	—	69,426,193	—
Sales and maturities:
Investment securities	$7,383,906	$350,837,450	$403,256,023	$666,099
U.S. Government and agency obligations	4,490,919	—	49,746,563	—

108	Nuveen Investments

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of December 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
Cost of investments	$15,792,180	$465,630,910	$1,131,616,059	$8,253,422
Gross unrealized:
Appreciation	$158,179	$1,777,129	$12,265,163	$104,634
Depreciation	(1,351,653)	(95,279,479)	(82,038,567)	(338,791)
Net unrealized appreciation (depreciation) of investments	$(1,193,474)	$(93,502,350)	$(69,773,404)	$(234,157)

Permanent differences, primarily due to federal taxes paid, treatment of notional principal contracts, nondeductible stock issuance costs, distribution reallocation, adjustments for investments in real estate investment trusts, investments in partnerships and foreign currency transactions resulted in reclassifications among the Funds’ components of net assets as of June 30, 2015, the Funds’ last tax year end, as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
Capital paid-in	$—	$2,671	$11,280	$(152)
Undistributed (Over-distribution of) net investment income	(601,697)	6,585,134	10,120,812	2,207
Accumulated net realized gain (loss)	601,697	(6,587,805)	(10,132,092)	(2,055)

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2015, the Funds’ last tax year end, were as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
Undistributed net ordinary income[1]	$76,666	$6,128,479	$21,235,649	$47,620
Undistributed net long-term capital gains	—	—	—	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period June 1, 2015 through June 30, 2015 and paid on July 1, 2015. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended June 30, 2015, was designated for purposes of the dividends paid deduction as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
Distributions from net ordinary income[2]	$987,815	$54,503,646	$50,714,515	$328,659
Distributions from net long-term capital gains	156,028	5,641,156	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

Nuveen Investments	109

Notes to Financial Statements (Unaudited) (continued)

As of June 30, 2015, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Global Total Return Bond	Strategic Income	U.S. Infrastructure Bond
Expiration June 30, 2018	$—	$35,110,019	$—
Not subject to expiration	136,207	8,596,300	75,108
Total	$136,207	$43,706,319	$75,108

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:

	Global Total Return Bond	High Income Bond
Post-October capital losses[3]	$—	$29,845,915
Late-year ordinary losses[4]	544,566	—
[3]	Capital losses incurred from November 1, 2014 through June 30, 2015, the Funds’ last tax year end.
[4]	Ordinary losses incurred from January 1, 2015 through June 30, 2015 and/or specified losses incurred from November 1, 2014 through June 30, 2015.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
For the first $125 million	0.4000%	0.4000%	0.3600%	0.4500%
For the next $125 million	0.3875	0.3875	0.3475	0.4375
For the next $250 million	0.3750	0.3750	0.3350	0.4250
For the next $500 million	0.3625	0.3625	0.3225	0.4125
For the next $1 billion	0.3500	0.3500	0.3100	0.4000
For net assets over $2 billion	0.3250	0.3250	0.2850	0.3875

110	Nuveen Investments

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and for High Income Bond and Strategic Income, making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2015, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Global Total Return Bond	0.1639%
High Income Bond	0.2000
Strategic Income	0.1872
U.S. Infrastructure Bond	0.1639

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

Fund	Expense Cap	Expense Cap Expiration Date
Global Total Return Bond	0.75%	October 31, 2016
Strategic Income	0.59	October 31, 2016
U.S. Infrastructure Bond	0.74	October 31, 2017

Neither Trust pays compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enable directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC. (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
Sales charges collected	$1,965	$150,030	$108,449	$9,377
Paid to financial intermediaries	1,701	133,454	96,654	8,200

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Nuveen Investments	111

Notes to Financial Statements (Unaudited) (continued)

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
Commission advances	$—	$36,319	$90,744	$—

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
12b-1 fees retained	$530	$16,992	$248,519	$446

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
CDSC retained	$—	$5,726	$24,550	$141

As of the end of the reporting period, Nuveen owned shares of the following Funds:

	Global Total Return Bond	U.S. Infrastructure Bond
Class A Shares	—	2,500
Class C Shares	2,280	2,500
Class R3 Shares	2,280	—
Class I Shares	676,175	345,000

8. Borrowing Arrangements

During the current fiscal period, the Funds, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which includes High Income Bond. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including Global Total Return, Strategic Income and U.S. Infrastructure Bond, along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During December 2015, High Income Bond utilized the facility at an average daily balance and average annual interest rate of $20,539,855 and 1.59%, respectively. None of the other Funds utilized this facility.

112	Nuveen Investments

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111 U.S. Bank National Association Milwaukee, WI 53202	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	113

Glossary of Terms

Used in this Report

Asset-Backed Securities (ABS): Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays Global Aggregate Unhedged Bond Index: An index that provides a broad-based measure of the global investment grade fixed-rate debt markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays High Yield 2% Issuer Capped Index: An issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays Taxable Municipal Aggregate Eligible Index: A rules based, market-value weighted index engineered for the long-term taxable bond market. To be included in the index, the bonds must meet the eligibility requirements of the U.S. Aggregate Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Barclays U.S. Corporate High Yield Bond Index: An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Barclays U.S. Corporate Investment Grade Index: A broad-based benchmark that measures the investment grade, fixed-rate, taxable corporate bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Lipper General & Insured Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General & Insured Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

114	Nuveen Investments

Lipper Global Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper High Current Yield Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper High Current Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Multi-Sector Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Sector Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (sub-prime).

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

Nuveen Investments	115

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of December 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-GHSU-1215D        14134-INV-B-02/17

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: March 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: March 9, 2016

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: March 9, 2016